                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

                  Investment Company Act file number 811-05641
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                            The Park Avenue Portfolio
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               (Exact name of registrant as specified in charter)

                      7 Hanover Square New York, N.Y. 10004
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               (Address of principal executive offices) (Zip code)

Frank L. Pepe                                  Thomas G. Sorell
The Park Avenue Portfolio                      The Park Avenue Portfolio
7 Hanover Square                               7 Hanover Square
New York, N.Y. 10004                           New York, N.Y. 10004

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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (800) 221-3253
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                      Date of fiscal year end: December 31
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                   Date of reporting period: December 31, 2004
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


ITEM 1. REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders follows.

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The Park Avenue Portfolio(R)

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                      Annual Report
                      to Shareholders

                      December 31, 2004

                      The Guardian Park Avenue Fund(R)
                      The Guardian UBS Large Cap Value Fund(SM)
                      The Guardian Park Avenue Small Cap Fund(SM)
                      The Guardian UBS Small Cap Value Fund(SM)
                      The Guardian Asset Allocation Fund(SM)
                      The Guardian S&P 500 Index Fund(SM)
                      The Guardian Baillie Gifford International Growth Fund(SM) The Guardian Baillie Gifford Emerging Markets Fund(SM)
                      The Guardian Investment Quality Bond Fund(SM)
                      The Guardian Low Duration Bond Fund(SM)
                      The Guardian High Yield Bond Fund(SM)
                      The Guardian Tax-Exempt Fund(SM)
                      The Guardian Cash Management Fund(SM)

DEAR SHAREHOLDER:

[PHOTO]
Thomas G. Sorell, C.F.A.
Chief Investment Officer

QUICK FACTS

- The U.S. economy overcame a number of obstacles and continued to expand in 2004.
- The stock market rallied sharply during the fourth quarter, helping to produce solid results for the year.
- Despite the Federal Reserve raising the Fed Funds rate 5 times and 1.25%, the fixed income markets performed surprisingly well.
- High oil and raw material prices exerted inflationary pressures early in the year that subsided as the year progressed.
- The U.S. dollar fell in 2004, boosting the returns of international stocks and bonds for U.S. investors.
- We believe that the outlook for the economy remains positive, and that stocks and bonds may produce more modest gains in 2005 versus the previous year.


AN EXPANDING ECONOMY

     If you had anticipated all of the headwinds the U.S. economy faced in 2004, one would have been hard pressed to predict the economy's resiliency and the market's performance during the year. There were any number of factors that, individually, could have derailed the economy, including surging oil prices, rising interest rates, record trade/budget deficits, a falling dollar, higher inflation, uncertainty surrounding the Presidential election, and threats of terrorism. Yet, collectively, these issues were still not enough to impede the economic expansion. Following a robust 4.5% gain in the first quarter of 2004, gross domestic product (GDP) fell to 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP rose a solid 4.0%. While fourth quarter GDP was below expectations at 3.1% due to higher imports, GDP was 4.4% for the year. This represents strong growth especially considering fears earlier in the year of an anemic jobless recovery in 2004. (Gross Domestic Product measures the value of goods and services produced in an economy.)

     As we entered 2004, it was widely expected that business spending would fuel the economy. This was due to pent-up demand, tax incentives, and the fact that consumer spending, which had long propped up the economy, would moderate. Yet, despite high personal debt levels, a low savings rate, less mortgage refinancing, and fewer tax breaks, consumer spending remained strong and helped the economy to gain momentum as the year progressed.

A LATE RALLY BOOSTS STOCKS

     During much of the first ten months of 2004, stocks treaded water. Investors don't like uncertainty and many of the issues previously mentioned provided ample reasons for people to remain on the sidelines. All of this began to change in late October, as signs emerged that the Presidential election may be resolved without a prolonged battle. In addition, oil prices, which hit a record $55 a barrel in October, started to fall, and corporate profits remained solid. Market psychology and investor confidence improved markedly after the election and, during the last nine weeks of the year, a strong rally ensued. All told, the overall stock market, as measured by the S&P 500 Index, generated a total return of 10.88% with dividends. (The S&P 500 Index is an index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. It is unmanaged and not available for direct investment.) Past Performance is not an indication of future results.

     Within the S&P 500, there was wide variation in returns across the economic sectors. The Energy sector out-performed the broad index by nearly 18% benefiting from rising oil prices. Utilities outperformed by 9%. Utility stocks, which tend to be high dividend payers, benefited from the reduction in dividend tax rate. They tend to move with interest rate expectations and so they rose as the widespread fears of rising long-term rates did not materialize. The Health Care and Technology sectors underperformed the broad index by nearly 11% and 9%, respectively. Lack of new drug products, competition from generics, fears of drug re-importation and particularly the fallout from the link between pain-killers and heart attacks hurt pharmaceutical stocks. Technology stocks were hurt because capital expenditure on technology lagged prior expectations formed on the basis of a recovering economy.

     Value stocks outperformed growth stocks in the U.S. in all size categories and in foreign markets, both developed and emerging. Stock market volatility fell, and inflows into equity mutual funds were strong.

BONDS SURPRISE ON THE UPSIDE

     As the year began, it would have been difficult to find a financial expert who thought that the bond market would perform well in 2004. Short-term interest rates were at a four decade low and there were increasing indications that the economy was strengthening. As such, it was felt that it was only a matter of time until the Federal Reserve Board (the Fed) would begin to raise rates. This came to pass in late

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
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June, as the Fed raised the federal funds rate by 0.25% to 1.25%--the first increase in four years. The Fed again raised rates in 0.25% increments in August, September, November, and December. These five rate hikes were the highest number instituted by the Fed in a calendar year since 1994 and brought the federal funds rate to 2.25%.

     While short term bond yields rose and prices fell, intermediate and longer-term bond yields remained surprisingly stable, with 10 year Treasury yields ending the year just 0.03% lower at 4.22%. The fact that longer term interest rates moved little was in large part due to two factors: continued confidence in the Fed's ability to keep inflation from increasing substantially (so investors' long-term inflation expectations stayed in check), and the tremendous support provided by the foreign central banks' buying of U.S. Treasuries related to efforts to slow the depreciation of the dollar versus their currencies. Despite rising rates, an uptick in inflation, and a solid economy, the overall bond market, as measured by the Lehman Brother Aggregate Bond Index, returned 4.34% in 2004. High yield bonds performed even better, as default rates remained low, corporate balance sheets continued to improve and demand was strong as investors searched for incremental yield. During the year, the Lehman High Yield Bond Index returned 11.13%.

ECONOMIC OUTLOOK: POSITIVE, BUT LESS ROBUST GROWTH

     As we enter the new year, the U.S. economy appears to us to be on solid footing. The Blue Chip Economic Indicators consensus estimate for 2005 GDP growth is 3.5% versus 3.9% in 2004 (Q4/Q4).This rate is substantially higher than other developed countries and slightly above the country's long-term historical average. While inflation is expected to rise, we do not expect it to be a major issue in 2005. The consensus forecast is for CPI to increase 2.5% in 2005. (The Consumer Price Index (CPI) program produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services.)

     To be sure, there are several risks to these forecasts that would result in weaker GDP growth, such as higher inflation, and more aggressive moves by the Fed to raise interest rates. Consumer debt is high, and the personal savings rate is low, and if the wealth effect from a booming housing market cools off, personal consumption may weaken reducing economic growth. The U.S. dollar, which has depreciated 17% since its peak in February 2002 on a broad trade weighted basis, and 5% in 2004, is expected to continue depreciating in 2005. An orderly decline would not be entirely unwelcome, as it would make U.S. exports more competitive abroad and help lower the record trade deficit. However, should the dollar decline sharply, we believe that it would most likely create inflationary pressures, and reduce demand by both U.S. and foreign investors for U.S. Treasury securities causing interest rates to rise and adversely impact economic growth.

     In terms of interest rates, the Fed is currently expected to continue raising the Fed Funds rate by 25 basis points at each of its next four meetings, bringing the rate to 3.25%. Fed Chairman Greenspan could not have been much clearer about the direction of interest rates when in November 2004 he stated, "Rising interest rates have been advertised for so long and in so many places that anyone who has not appropriately hedged this position by now, obviously, is desirous of losing money."

EQUITY OUTLOOK: THE POTENTIAL FOR MODEST GAINS

     As we enter the third year of the recovery from the bear market, we expect stock prices to rise, perhaps generating single digit returns. Year-over-year corporate profit growth will likely be lower, with the Blue Chip Economic Indicators projecting a 10% increase in 2005, versus a 15% gain in 2004. First Call consensus calls for a 6% growth in S&P 500 earnings per share during 2005, after a 19% growth in 2004. At the current level, we believe stock valuations appear fair. If, as we expect, there are no further gains from P/E expansion, then the price return would come solely from earnings growth. We believe this implies that the return is likely to be in the mid single digits. Indeed, the consensus forecast from Wall Street strategists calls for the S&P 500 index to rise 3.7% during 2005.

     Historically, the first two years of the Presidential cycle have been weak for the stock market relative to the last two years. It has been hypothesized that this may be because during the first two years, Presidents tend to do "house-cleaning" to correct the prior excesses. Then, in the final two years, they offer fiscal stimulus boosting the economy and thus the stock market. As 2005 begins, the effects of prior tax cuts are now waning and there is no new fiscal stimulus on the horizon. Additionally, we expect the Fed to raise rates. This tempers the upside potential for the overall market.

     Small cap stocks outperformed large cap stocks during the last five years (2000-2004). But, during the five years prior, (i.e., 1995-1999), small cap stocks had heavily underperformed large cap stocks. The stock market bubble during that period had mostly inflated the large cap names, causing the relative valuation between the two to diverge considerably from the historical norm. When the bubble burst, large cap stocks gave back most of the prior gains and small caps gained ground,
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
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causing the relative valuation to converge to the long-term norm. Thus, the recent strong performance of small caps has essentially corrected the prior valuation. Currently, large cap stocks appear between fairly priced and slightly cheaper than small cap stocks. Historically, a strong economic recovery has tended to favor small cap stocks. But, if the dollar continues to fall, interest rates rise and credit spreads widen, then the financial environment should favor large cap stocks. On balance, we believe that current conditions call for only a slight tilt towards large cap stocks.

     Given the forecasts of slowing economic and corporate profit environment (relative to last year), we believe that high quality companies, which have taken a back seat to more speculative (i.e., lower quality) companies over the last two years, could outperform in 2005.

     Another trend worth noting is the performance of dividend paying stocks. In 2004, an index of high dividend-paying stocks returned 18.1%. Given the preferential tax treatment of dividends and relatively low interest rates, demand for these securities could remain strong in 2005.

     Looking overseas, international equities outperformed their U.S. counterparts in 2004. The falling dollar was also a boon for Americans investing overseas, as returns from international securities were increased when translated back into U.S. dollars. Looking ahead, international growth rates should continue to lag those in the U.S. However, we believe that foreign equities are more reasonably valued compared to the U.S. Emerging market equities, which generated strong returns over the last two years, could be poised for further gains, especially countries rich in oil and natural resources, if commodity prices remain strong. One wild card to keep aware of is China. The government appears to have effectively cooled its economy and, in October 2004, raised interest rates for the first time in nine years. However, should there be a substantial decline in the country's economy, it could have adverse implications for export-driven and commodity-rich countries.

BOND OUTLOOK: RISING RATES, BUT HOW "MEASURED"

     As we enter 2005, the outlook for interest rates is fairly similar to that in 2004. Despite five rate hikes last year, the Fed is expected to move rates higher in the coming months. The economy is strong, inflation--the Fed's number one concern--is rising, and there is the potential that the Fed may move away from its "measured" policy of rising rates. While this will be data dependent, at its December 14th meeting, the Fed made it clear that higher rates are forthcoming, when it said, "With the economic expansion more firmly entrenched, cost and price pressures were likely to become a clearer intermediate-term risk to sustained good economic performance absent further reduction of accommodation."

     In terms of the bond market, the potential exists for intermediate and longer-term rates to follow shorter-term rates higher, with 10 year Treasuries perhaps moving from 4.22% to 5.00% by the end of the year. This could lead to weakness in the fixed income markets, with flat or very modest gains during the year. From a sector perspective, non-Treasury securities outperformed in 2004 and, in the case of high yield and certain investment grade corporate bonds, these securities appear richly valued. Given the potential for a falling dollar, we believe international bonds may outperform U.S. fixed income securities in 2005.

DIVERSIFICATION REMAINS PARAMOUNT

     In recent years, the financial markets have proven the need for one to maintain a diversified portfolio. In the last five years alone, we've seen the bursting of the technology bubble, several years of bonds outperforming stocks, a speculation driven market rebound in 2003, and investor apathy that suddenly turned to a sharp equity rally. Trying to predict even one of these events would be difficult, yet many investors continue to try and outsmart the market in hopes of generating short-term gains. However, history has shown time and again that chasing performance and "market timing" can be detrimental to investment success.

     We continue to believe that maintaining a diversified portfolio, one that contains U.S. stocks and bonds as well as an international component, is critical to reaching one's long-term goals. Working in tandem with an experienced financial professional, you can develop an asset allocation strategy that is tailored to your unique financial objectives, time horizon, and risk tolerance. Equally important is the need to review your portfolio periodically and make adjustments based on market returns and changes to your investment profile. We believe that these strategies provide the hallmarks of sound investing and are appropriate regardless of short-term market events.

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
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     In conclusion, we thank you for your business, confidence and trust to manage your investments and look forward to serving your financial needs in the future.

/s/ Thomas G. Sorell

Thomas G. Sorell, CFA
President, The Park Avenue Portfolio
Chief Investment Officer,
Guardian Investor Services LLC

     Please note that the opinions and outlooks about the markets in general and any specific securities expressed above reflect the viewpoints of Tom Sorell as of December 31, 2004. Keep in mind that market conditions are constantly evolving and that past performance is not a guarantee of future results. This shareholder letter is not part of the funds' financial report and is submitted for the general information of Park Avenue Portfolio shareholders. This letter is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. Please consider the funds' investment objective, risks, fees and charges carefully before investing.

     THE PARK AVENUE PORTFOLIO(R) FAMILY OF MUTUAL FUNDS IS SOLD BY PROSPECTUS ONLY. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION, INCLUDING FEES AND EXPENSES AND SHOULD BE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY. A PROSPECTUS CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL OR BY CALLING 800-221-3253. YOU SHOULD CONSIDER THE FUNDS' INVESTMENT OBJECTIVES, RISKS, FEES AND CHARGES CAREFULLY BEFORE INVESTING.

     Shares of The Park Avenue Portfolio family of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they insured by the Federal Deposit Insurance Corporation
(FDIC), the National Credit Union Association (NCUA), the Federal Reserve Board, or any other agency. Investment in the funds involves risks, including possible loss of the principal amount invested. Fund shares are subject to market fluctuations and, when redeemed, may be worth more or less than their original cost.

     Guardian Investor Services LLC (GIS) is the distributor of The Park Avenue Portfolio family of mutual funds. GIS is an indirect wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life), New York, NY. GIS is located at 7 Hanover Square, New York, NY 10004. 800-221-3253
GIS is a member: NASD, SIPC.

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

THE PARK AVENUE PORTFOLIO


 TABLE OF CONTENTS

                                                                           SCHEDULE
                                                          FUND                OF
                                                       HIGHLIGHTS         INVESTMENTS
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
  THE GUARDIAN PARK AVENUE FUND                                2                   58

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  THE GUARDIAN UBS LARGE CAP VALUE FUND                        7                   60

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  THE GUARDIAN PARK AVENUE SMALL CAP FUND                     11                   62

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  THE GUARDIAN UBS SMALL CAP VALUE FUND                       16                   64

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  THE GUARDIAN ASSET ALLOCATION FUND                          20                   66

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  THE GUARDIAN S&P 500 INDEX FUND                             24                   70

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  THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH
    FUND                                                      28                   76

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  THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND          32                   79

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  THE GUARDIAN INVESTMENT QUALITY BOND FUND                   36                   82

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  THE GUARDIAN LOW DURATION BOND FUND                         41                   86

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  THE GUARDIAN HIGH YIELD BOND FUND                           46                   88

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  THE GUARDIAN TAX-EXEMPT FUND                                51                   93

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  THE GUARDIAN CASH MANAGEMENT FUND                           55                   96

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  FINANCIAL STATEMENTS                                                             98

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  NOTES TO FINANCIAL STATEMENTS                                                   107

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  FINANCIAL HIGHLIGHTS                                                            126

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

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                      (This page intentionally left blank)
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ABOUT YOUR ANNUAL REPORT

INFORMATION ABOUT INDEXES:

     Index returns are provided for comparative purposes and are quoted throughout the following fund information. Please note that the indices are not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. In addition, the return figures for the index do not reflect sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

  - The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity.

  - The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set.

  - The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market.

  - Russell 2000 Growth Index measures the performance of growth stocks within the Russell 2000 Index and is generally considered to be representative of small capitalization growth issues in the U.S. stock market.

  - The Russell 2000 Value Index offers investors access to the small-cap value segment of the U.S. equity universe. The Russell 2000 Value is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager's opportunity set.

  - The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index is an unmanaged index that is generally considered to be representative of the international growth stock market activity.

  - The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries of Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners.

  - The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity.

  - The Lehman U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of U.S. short duration bond market activity.

  - The Lehman Corporate High Yield Bond Index is an unmanaged index that is generally considered to be representative of U.S. corporate high yield bond market activity.

  - The Lehman Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond activity.

  - The Lehman 3-Month Treasury Bill Index is generally considered representative of the average yield of three-month Treasury Bills.

  - Lehman Treasury Index is generally considered to be representative of U.S. Treasury market activity.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The views expressed in the "Update from Fund Management" section of each Fund are those of the Fund's portfolio manager(s) as of December 31, 2004 and are subject to change without notice. They do not necessarily represent the views of Guardian Investor Services LLC, Guardian Baillie Gifford Limited or UBS Global Asset Management (Americas) Inc. The views expressed herein are based on current market conditions and are not intended to predict or guarantee the future performance of any Fund, any individual security, any market or market segment. The composition of each Fund's portfolio is subject to change. No recommendation is made with respect to any security discussed herein.

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/ /   THE GUARDIAN PARK AVENUE FUND                                ANNUAL REPORT
                                                                 TO SHAREHOLDERS

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[PHOTO]
Richard Goldman,
Portfolio Manager

OBJECTIVE:
Long-term growth
of capital

PORTFOLIO:
At least 80% common stocks and securities convertible into common stocks

INCEPTION DATE:
June 1, 1972

NET ASSETS AT
DECEMBER 31, 2004:
$1,126,555,890

AN UPDATE FROM FUND MANAGEMENT

     The Guardian Park Avenue Fund seeks to invest principally in high quality companies and is designed for investors who are looking for a core large cap fund as part of their overall investment mix. We believe that owning companies that have above average cash flows, balance sheets, and earnings can provide attractive long-term investment opportunities.

     When considering a company for inclusion in the portfolio, our team of analysts and portfolio managers begins by analyzing its historical operating performance. We look for companies that we believe: (1) generate consistent earnings that are driven by strong cash flows; (2) reinvest these cash flows into the business in a profitable way; (3) have robust balance sheets that are not overburdened with debt; and (4) have management teams that have proven they can profitably grow market share and navigate their companies through market cycles. Our sector analysts utilize an array of financial analytical tools to study and evaluate the financial reports and determine which companies meet our criteria.

     In 2004 the U.S. equity market had its second positive year in a row. Most of the year's returns occurred during the latter part of the year after the conclusion of the presidential election, which removed concerns about contested results, and gained momentum as energy prices declined from their highs. The S&P 500 Index, which represents the large cap segment of the market, was up 10.88% for the year ended December 31, 2004, with the value segment up 15.7% and the growth portion up 6.1%. Looking at the market from a quality perspective, a comparison of the performance of higher quality companies with that of lower quality companies reveals that in 2004 lower quality companies outperformed higher quality companies for the second year in a row (using the S&P Earnings and Dividend Quality Ratings). This is an example of the willingness of the market to seek risk and speculate on companies with more volatile earnings. A good example of the type of sectors whose stocks did well in 2004 would be the Internet sector, which was up 42% for the year (continuing its momentum from 2003 when it was up 103%).

     The Guardian Park Avenue Fund had a total return in 2004 of 5.64%(1). While this was the second consecutive year of positive returns since the bear market, we were disappointed that returns were below the S&P 500 Index benchmark. Our analysis highlighted several factors that played a role in the underperformance: as described above, our style of investing in high quality companies was out of favor; in addition, our investments in the financial, technology and pharmaceutical industries hurt returns; and we underestimated the ability, and willingness, of consumers to take on yet more leverage to continue spending on luxury goods. While we are disappointed that high quality stocks have not kept up with lower quality companies over the past two years, we remain committed to our investment discipline of investing in these companies. In fact, we believe that because of their relative underperformance lately, high quality stocks are currently very attractively valued. In addition, with the market's earnings growth rate coming under pressure from the high levels seen last year and with rising interest rates, we believe that companies with strong earnings visibility have the potential to outperform.

     As Portfolio Manager of the Fund, and as a fellow shareholder, I thank you for your confidence in investing in our Fund. I speak for my team when I say that we take the responsibility that comes with managing your money seriously.

--------------------------------------------------------------------------------
1 Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

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ABOUT INFORMATION IN THIS REPORT:

  - It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

  - Please see the "About Your Annual Report" page for a description of the S&P 500 Index.
--------------------------------------------------------------------------------

 2
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/ /   THE GUARDIAN PARK AVENUE FUND                                ANNUAL REPORT
                                                                 TO SHAREHOLDERS

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TOP TEN HOLDINGS (AS OF 12/31/04)

                                                                PERCENTAGE OF
 COMPANY                                                       TOTAL NET ASSETS
 General Electric Co.                                                3.17%
 Microsoft Corp.                                                     2.94%
 Exxon Mobil Corp.                                                   2.69%
 Citigroup, Inc.                                                     2.64%
 Procter & Gamble Co.                                                2.37%
 Bank of America Corp.                                               2.28%
 Viacom, Inc.                                                        2.20%
 Carnival Corp.                                                      2.20%
 Wyeth                                                               2.09%
 Fidelity National Financial, Inc.                                   2.09%

SECTOR WEIGHTINGS VS. INDEX (AS OF 12/31/04)

                                                               THE GUARDIAN PARK AVENUE FUND              S&P 500 INDEX
                                                               -----------------------------              -------------
Financials                                                                 17.30                              20.64
Consumer Discretionary                                                     17.10                              11.90
Information Technology                                                     16.50                              16.05
Health Care                                                                13.70                              12.68
Consumer Staples                                                           11.80                              10.48
Industrials                                                                 8.40                              11.79
Energy                                                                      7.40                               7.16
Materials                                                                   2.80                               3.09
Telecommunication Services                                                  2.50                               3.27
Utilities                                                                   2.20                               2.94
Cash                                                                        0.30                               0.00

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
/ /   THE GUARDIAN PARK AVENUE FUND                                ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)

                                         INCEPTION     1        3        5       10          SINCE
                                           DATE       YR       YRS      YRS      YRS       INCEPTION
 Class A shares (w/o sales charge)          6/1/72    5.64%    0.08%   -8.59%    8.73%        13.03%
                (w/ sales charge)           6/1/72    0.89%   -1.44%   -9.43%    8.23%        12.87%
 Class B shares (w/o sales charge)          5/1/96    4.67%   -0.89%   -9.45%      --          4.63%
                (w/ sales charge)           5/1/96    1.67%   -1.56%   -9.63%      --          4.63%
 Class C shares (w/o sales charge)          8/7/00    4.41%   -1.12%      --       --        -11.48%
                (w/ sales charge)           8/7/00    3.41%   -1.12%      --       --        -11.48%
 Class K shares (w/o sales charge)         5/15/01    5.34%   -0.24%      --       --         -3.63%
                (w/ sales charge)          5/15/01    4.34%   -0.24%      --       --         -3.63%
 S&P 500 Index                                       10.88%    3.59%   -2.29%   12.05%        11.19%
                                                                                        Since Class A
                                                                                        shares inception

ALL PERFORMANCE DATA QUOTED IS HISTORICAL AND THE RESULTS REPRESENT PAST PERFORMANCE AND NEITHER GUARANTEE NOR PREDICT FUTURE INVESTMENT RESULTS. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

To give you a comparison, this chart shows the performance of a hypothetical $10,000 investment made in Class A shares of The Guardian Park Avenue Fund and in the S&P 500 Index. The starting point of $9,550 for Class A shares reflects the current maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. The initial investment amount in the Index is $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

PERFORMANCE FOR CLASS B, CLASS C, AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, AUGUST 7, 2000, AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

                                                               THE GUARDIAN PARK AVENUE FUND,
                                                                       CLASS A SHARES                     S&P 500 INDEX
                                                               ------------------------------             -------------
6/1/72                                                                      10000                              10000
1972                                                                      9904.58                            10935.5
1973                                                                         8341                            9320.12
1974                                                                      7003.24                            6860.77
1975                                                                      10291.5                            9410.43
1976                                                                      14697.1                              11628
1977                                                                      15861.6                            10765.9
1978                                                                      18159.5                            11454.1
1979                                                                      23441.5                            13538.8
1980                                                                        28484                              17907
1981                                                                      30129.6                            17009.4
1982                                                                      37780.1                            20656.2
1983                                                                      48590.3                            25279.7
1984                                                                        54742                            26822.1
1985                                                                        72798                            35288.9
1986                                                                      86179.1                            41837.4
1987                                                                      88729.1                            43971.7
1988                                                                       107166                            51153.7
1989                                                                       132707                            67203.7
1990                                                                       116342                            65040.9
1991                                                                       157248                            84769.5
1992                                                                       189447                            91213.7
1993                                                                       227863                             100349
1994                                                                       224591                             101655
1995                                                                       301580                             139649
1996                                                                       381454                             171525
1997                                                                       514394                             228623
1998                                                                       623955                             294369
1999                                                                       812676                             356272
2000                                                                       661350                             323862
2001                                                                       517504                             285456
2002                                                                       405955                             222359
2003                                                                       496427                             286165
2004                                                                       535955                             317306

--------------------------------------------------------------------------------

/ /   THE GUARDIAN PARK AVENUE FUND                                ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

FUND EXPENSES

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested on July 1, 2004 and held for six months ended December 31, 2004.

ACTUAL EXPENSES

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

                                                   EXPENSES
           BEGINNING          ENDING             PAID DURING
            ACCOUNT           ACCOUNT             THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,048.80              $ 4.53
 Class B   $1,000.00         $1,043.80              $ 9.45
 Class C   $1,000.00         $1,042.60              $10.58
 Class K   $1,000.00         $1,047.10              $ 6.17

1 Expenses are equal to the Fund's annualized expense ratio of 0.88%, 1.84%, 2.06% and 1.20% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

/ /   THE GUARDIAN PARK AVENUE FUND                                ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                                   EXPENSES
           BEGINNING          ENDING             PAID DURING
            ACCOUNT           ACCOUNT             THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,020.71              $ 4.47
 Class B   $1,000.00         $1,015.89              $ 9.32
 Class C   $1,000.00         $1,014.78              $10.43
 Class K   $1,000.00         $1,019.10              $ 6.09

1 Expenses are equal to the Fund's annualized expense ratio of 0.88%, 1.84%, 2.06% and 1.20% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

--------------------------------------------------------------------------------

/ /   THE GUARDIAN UBS LARGE CAP VALUE FUND                        ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------


 The Guardian UBS Large Cap Value Fund is managed by a team of investment professionals from the Fund's sub-advisor, UBS Global Asset Management (Americas) Inc., with many years of experience in large cap value investment management.


OBJECTIVE:
Seeks to maximize total return, consisting of capital appreciation and current income

PORTFOLIO:
At least 80% in equity securities issued by companies with a large market capitalization at the time of purchase

INCEPTION DATE:
February 3, 2003

NET ASSETS AT
DECEMBER 31, 2004:
$99,171,606

AN UPDATE FROM FUND MANAGEMENT

     For the year ended December 31, 2004, The Guardian UBS Large Cap Value Fund had a total return of 13.43%(1) versus a return of 16.49% for its benchmark, the Russell 1000 Value Index.

     In our view, many of the widely perceived risks to the U.S. economy never materialized. The danger of deflation in the U.S. seemed to have disappeared, and were replaced by concerns of a new inflation cycle in the coming months, fueled by energy prices and a weak U.S. dollar. The U.S. election result was clear-cut, with George W. Bush winning a concession from John F. Kerry the day after the election, avoiding a drawn-out battle and reassuring financial markets. Unemployment stayed low, averaging around 5.5%, and non-farm payroll growth picked up moderately, easing labor market fears. Moreover, private consumption continued to grow despite a rising debt burden. Geopolitical uncertainty diminished somewhat, as the situation in Iraq calmed, with U.S. and Iraqi forces capturing Fallujah, a major center of insurgent activity, and fears of repeated terrorist attacks receded following the Madrid bombings in March.

     Portfolio performance benefited from sector selection, but was offset by negative stock selection during the year. Although our exposure to telecommunications was positive for the year, our holding in Nextel detracted from performance, as it performed relatively poorly in a strongly performing sector. The Fund was also underweight in energy during most of the year, also detracted from performance. The Fund benefited by having no exposure to semiconductors, which performed poorly as concerns mounted regarding future growth expectations and excess capacity.

     Our investment research focuses on identifying discrepancies between a security's fundamental or intrinsic value and its observed market price. For each stock under our analysis we discount to the present all future cash flows that we believe will accrue to an investor, incorporating our analyst team's considerations of company management, competitive advantage and each company's core competencies. These value estimates are then compared to current market prices and ranked against the other stocks in our valuation universe. The portfolio is constructed by focusing on those stocks that rank in the top 20% of the stocks under our analysis based on their valuation estimates, taking into account market sensitivity, common characteristic exposures and industry weightings.

--------------------------------------------------------------------------------
1 Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

--------------------------------------------------------------------------------
ABOUT INFORMATION IN THIS REPORT:

  - It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

  - Please see the "About Your Annual Report" page for a description of the Russell 1000 Value Index.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN UBS LARGE CAP VALUE FUND                        ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

TOP TEN HOLDINGS (AS OF 12/31/04)

                                                                PERCENTAGE OF
 COMPANY                                                       TOTAL NET ASSETS
 Exxon Mobil Corp.                                                   5.35%
 Citigroup, Inc.                                                     4.90%
 Morgan Stanley                                                      4.18%
 Wells Fargo & Co.                                                   4.07%
 J.P. Morgan Chase & Co.                                             3.95%
 Nextel Comm., Inc.                                                  3.29%
 Federal Home Loan Mortgage Corp.                                    3.20%
 Time Warner, Inc.                                                   2.45%
 Illinois Tool Works, Inc.                                           2.44%
 UnitedHealth Group                                                  2.43%

SECTOR WEIGHTINGS VS. INDEX (AS OF 12/31/04)

                                                                 THE GUARDIAN UBS LARGE CAP
                                                                         VALUE FUND                  RUSSELL 1000 VALUE INDEX
                                                                 --------------------------          ------------------------
Financials                                                                 33.22                              36.14
Health Care                                                                10.65                               3.91
Consumer Discretionary                                                      9.78                              11.53
Industrials                                                                 8.66                               6.87
Utilities                                                                   8.47                               5.62
Energy                                                                      7.68                              11.28
Information Technology                                                      6.93                               7.26
Materials                                                                   5.24                               6.57
Telecommunication Services                                                  4.92                               5.05
Consumer Staples                                                            4.45                               5.77

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)

                                         INCEPTION     1        3        5       10          SINCE
                                           DATE       YR       YRS      YRS      YRS       INCEPTION
 Class A shares (w/o sales charge)          2/3/03   13.43%      --       --       --        23.31%
                (w/ sales charge)           2/3/03    8.33%      --       --       --        20.37%
 Class B shares (w/o sales charge)          2/3/03   12.52%      --       --       --        22.38%
                (w/ sales charge)           2/3/03    9.52%      --       --       --        21.06%
 Class C shares (w/o sales charge)          2/3/03   12.52%      --       --       --        22.38%
                (w/ sales charge)           2/3/03   11.52%      --       --       --        22.38%
 Class K shares (w/o sales charge)          2/3/03   13.05%      --       --       --        22.96%
                (w/ sales charge)           2/3/03   12.05%      --       --       --        22.96%
 Russell 1000 Value Index                            16.49%      --       --       --        25.51%
                                                                                        Since Class A
                                                                                        shares inception

--------------------------------------------------------------------------------

ALL PERFORMANCE DATA QUOTED IS HISTORICAL AND THE RESULTS REPRESENT PAST PERFORMANCE AND NEITHER GUARANTEE NOR PREDICT FUTURE INVESTMENT RESULTS. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN UBS LARGE CAP VALUE FUND                        ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made in Class A, Class B, Class C, and Class K shares of the Fund and in the Russell 1000 Value Index. The starting point of $9,550 For Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. For Class B shares, the contingent deferred sales charge of 3% was imposed at the end of the period. The initial investment amount in the S&P 500 Index, Class B, Class C and Class K shares is $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

                                 THE GUARDIAN        THE GUARDIAN        THE GUARDIAN        THE GUARDIAN
                                 UBS LARGE CAP       UBS LARGE CAP       UBS LARGE CAP       UBS LARGE CAP
                               VALUE FUND, CLASS   VALUE FUND, CLASS   VALUE FUND, CLASS   VALUE FUND, CLASS   RUSSELL 1000 VALUE
                                   A SHARES            B SHARES            C SHARES            K SHARES              INDEX
                               -----------------   -----------------   -----------------   -----------------   ------------------
2/03/03                              9550.0             10000.0             10000.0             10000.0             10000.0
2003                                12537.1             13064.9             13065.0             13121.9             13252.2
2004                                14220.8             14259.4             14700.4             14834.2             15438.1

FUND EXPENSES

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested on July 1, 2004 and held for six months ended December 31, 2004.

--------------------------------------------------------------------------------

/ /   THE GUARDIAN UBS LARGE CAP VALUE FUND                        ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

ACTUAL EXPENSES

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

           BEGINNING          ENDING            EXPENSES PAID
            ACCOUNT           ACCOUNT         DURING THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,101.50              $ 7.61
 Class B   $1,000.00         $1,097.30              $11.55
 Class C   $1,000.00         $1,097.30              $11.55
 Class K   $1,000.00         $1,099.80              $ 8.97

1 Expenses are equal to the Fund's annualized expense ratio of 1.44%, 2.19%, 2.19% and 1.70% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

           BEGINNING          ENDING            EXPENSES PAID
            ACCOUNT           ACCOUNT         DURING THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,017.90              $ 7.30
 Class B   $1,000.00         $1,014.13              $11.09
 Class C   $1,000.00         $1,014.13              $11.09
 Class K   $1,000.00         $1,016.59              $ 8.62

1 Expenses are equal to the Fund's annualized expense ratio of 1.44%, 2.19%, 2.19% and 1.70% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

--------------------------------------------------------------------------------

/ /   THE GUARDIAN PARK AVENUE SMALL CAP FUND                      ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------


[PHOTO]
Matthew Ziehl, C.F.A.,
Portfolio Manager

[PHOTO]
Greg Tuorto,
Co-Portfolio Manager

OBJECTIVE:
Long-term growth of capital

PORTFOLIO:
At least 85% in a diversified portfolio of common stocks issued by companies with a small market capitalization at the time of initial purchase

INCEPTION DATE:
May 1, 1997

NET ASSETS AT
DECEMBER 31, 2004:
$226,789,489

AN UPDATE FROM FUND MANAGEMENT

     U.S. small cap stocks once again outperformed larger companies in 2004, for the fifth consecutive year. The Russell 2000 Index returned 18.33% versus 10.88% for the S&P 500 Index, with most of the absolute and relative gains occurring in the last two months of the year as the overall market rallied strongly following the presidential election. The Guardian Park Avenue Small Cap Fund participated in the strong relative performance of small cap stocks, though its total return of 14.74%(1) did trail the Russell 2000 benchmark by 3.59%. Small cap value stocks out performed small cap growth shares in 2004 as the Russell 2000 Value Index returned 22.3% versus 14.3% for the Russell 2000 Growth Index.

     Energy, basic materials and industrial stocks led the small cap market and were the key drivers of the value segment's relative outperformance. The growth segment was hampered by the technology sector, which posted a flat full-year result even as most of the other Russell 2000 market sectors returned more than 20%. The underperformance of growth stocks generally, and technology specifically, was similar to the behavior of the large cap market.

     Most of the Fund's underperformance versus the benchmark in 2004 was due to stock selection in the financial and consumer discretionary sectors, where weak results overcame very positive selection in technology. In financials, one large position had negative fundamental developments, and we sold the stock at a significant loss. Within consumer discretionary, we had moderately negative returns in several specialty retail stocks, while retail stocks in general were solidly higher; this difference cost us substantial relative performance versus that portion of the benchmark. Several of these retail positions were liquidated, as we did not expect near-term fundamental catalysts to drive their stock prices higher. In fact, throughout the portfolio we acted decisively to eliminate stocks that declined significantly on negative fundamental developments, if we did not have a compelling argument to hold on in expectation that the problem was short-lived and a near-term recovery in both company fundamentals and stock price was likely.

     As in the previous two years under current management, stock selection was the primary driver of relative performance, with little impact from relative sector weights. This is consistent with our "bottom-up" approach, which emphasizes choosing the best individual stock ideas while limiting sector weighting differences versus the benchmark index.

     Our strategy is to maintain a highly diversified portfolio of quality small cap companies chosen for their individual merits by our team of experienced sector analysts. We do not attempt to predict the direction of the overall stock market, or which economic sectors will outperform or trail.

--------------------------------------------------------------------------------
1 Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

--------------------------------------------------------------------------------
ABOUT INFORMATION IN THIS REPORT:
  - It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Small-cap investing entails special risks, as small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.
  - Please see the "About Your Annual Report" page for a description of the Russell 2000 Index, Russell 2000 Growth Index, the Russell 2000 Value Index, and the S&P 500 Index.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN PARK AVENUE SMALL CAP FUND                      ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

CHANGE TO MANAGEMENT TEAM

     As Portfolio Manager I am especially pleased to inform you that Gregory Tuorto was named Co-Portfolio Manager of the Small Cap Fund in November. Greg has 12 years of investment experience, and joined the Guardian in early 2002 as the equity department's technology analyst. He has contributed to strong performance for the small cap funds in that capacity, and in addition has been a very helpful sounding board on overall portfolio strategy and individual stock ideas for myself and his fellow analysts. In effect, Greg's promotion to Co-Portfolio Manager enhances the role he has been filling for quite some time. I greatly enjoy working with Greg, as he brings to the table a terrific mix of enthusiasm, ability and experience.

     Greg and I wish to conclude this letter by emphasizing that, in addition to managing the Small Cap Fund, we are your fellow shareholders. We believe strongly in our investment process and take great pride in what we do for a living, and we sincerely thank you for investing alongside us. Greg and I will continue our bottom-up approach to constructing a portfolio of quality small cap companies that enhance the diversification of our investors' (and our own!) overall investment strategy.

TOP TEN HOLDINGS (AS OF 12/31/04)

                                                                PERCENTAGE OF
 COMPANY                                                       TOTAL NET ASSETS
 Century Aluminum Co.                                                2.64%
 Immucor, Inc.                                                       2.40%
 Piper Jaffray Cos., Inc.                                            2.39%
 Direct General Corp.                                                2.25%
 American Medical Systems Hldgs., Inc.                               2.00%
 Sigmatel, Inc.                                                      1.99%
 Salix Pharmaceuticals Ltd.                                          1.80%
 Trinity Inds., Inc.                                                 1.74%
 Entercom Comm. Corp.                                                1.54%
 Protein Design Labs., Inc.                                          1.52%

SECTOR WEIGHTINGS VS. INDEX (AS OF 12/31/04)

                                                               THE GUARDIAN PARK AVENUE SMALL
                                                                          CAP FUND                      RUSSELL 2000 INDEX
                                                               ------------------------------           ------------------
Information Technology                                                      21.4                               17.6
Financials                                                                    18                                 22
Consumer Discretionary                                                      15.5                               14.9
Health Care                                                                 14.7                               12.7
Industrials                                                                 13.7                               14.3
Materials                                                                    6.2                                6.1
Energy                                                                       6.2                                5.3
Utilities                                                                    1.6                                3.3
Telecommunication Services                                                   1.1                                  1
Consumer Staples                                                             0.8                                2.7
Cash                                                                         0.8                                  0

--------------------------------------------------------------------------------

/ /   THE GUARDIAN PARK AVENUE SMALL CAP FUND                      ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)

                                     INCEPTION     1         3         5      10         SINCE
                                       DATE        YR       YRS       YRS     YRS      INCEPTION
 Class A shares (w/o sales charge)      5/1/97    14.74%    11.57%    4.74%    --         10.75%
                (w/ sales charge)       5/1/97     9.58%     9.87%    3.78%    --         10.09%
 Class B shares (w/o sales charge)      5/6/97    13.76%    10.54%    3.81%    --          9.33%
                (w/ sales charge)       5/6/97    10.76%     9.99%    3.64%    --          9.33%
 Class C shares (w/o sales charge)      8/7/00    13.62%    10.36%      --     --          1.22%
                (w/ sales charge)       8/7/00    12.62%    10.36%      --     --          1.22%
 Class K shares (w/o sales charge)     5/15/01    14.47%    11.25%      --     --          8.61%
                (w/ sales charge)      5/15/01    13.47%    11.25%      --     --          8.61%
 Russell 2000 Index                               18.33%    11.48%    6.61%    --         10.12%
                                                                                    Since Class A
                                                                                    shares inception

ALL PERFORMANCE DATA QUOTED IS HISTORICAL AND THE RESULTS REPRESENT PAST PERFORMANCE AND NEITHER GUARANTEE NOR PREDICT FUTURE INVESTMENT RESULTS. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made in Class A and Class B shares of the Fund and in the Russell 2000 Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. The initial investment amount in the Russell 2000 Index and the Class B share is $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

PERFORMANCE FOR CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

                                                THE GUARDIAN PARK AVENUE    THE GUARDIAN PARK AVENUE
                                                 SMALL CAP FUND, CLASS A     SMALL CAP FUND, CLASS B
                                                         SHARES                      SHARES                RUSSELL 2000 INDEX
                                                ------------------------    ------------------------       ------------------
5/1/97                                                      9950                       10000                       10000
1997                                                     13067.9                     13046.5                     12867.5
1998                                                     12238.6                     12126.4                     12539.9
1999                                                     16732.1                     16405.7                     15206.7
2000                                                     16338.6                       15895                     12247.1
2001                                                     15190.1                       14644                     12563.6
2002                                                     12835.2                     12258.3                     9990.07
2003                                                     18529.4                     17388.5                     14710.8
2004                                                     21260.2                     19765.1                     17407.1

--------------------------------------------------------------------------------

/ /   THE GUARDIAN PARK AVENUE SMALL CAP FUND                      ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

FUND EXPENSES

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested on July 1, 2004 and held for six months ended December 31, 2004.

ACTUAL EXPENSES

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

                                                   EXPENSES
           BEGINNING          ENDING             PAID DURING
            ACCOUNT           ACCOUNT             THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,104.40              $ 6.40
 Class B   $1,000.00         $1,099.50              $11.24
 Class C   $1,000.00         $1,099.10              $11.77
 Class K   $1,000.00         $1,103.00              $ 8.04

1 Expenses are equal to the Fund's annualized expense ratio of 1.21%, 2.13%, 2.23% and 1.52% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

--------------------------------------------------------------------------------

/ /   THE GUARDIAN PARK AVENUE SMALL CAP FUND                      ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                                   EXPENSES
           BEGINNING          ENDING             PAID DURING
            ACCOUNT           ACCOUNT             THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,019.05              $ 6.14
 Class B   $1,000.00         $1,014.43              $10.79
 Class C   $1,000.00         $1,013.93              $11.29
 Class K   $1,000.00         $1,017.50              $ 7.71

1 Expenses are equal to the Fund's annualized expense ratio of 1.21%, 2.13%, 2.23% and 1.52% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

--------------------------------------------------------------------------------

/ /   THE GUARDIAN UBS SMALL CAP VALUE FUND                        ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------


 The Guardian UBS Small Cap Value Fund is managed by a team of investment professionals from the Fund's sub-advisor, UBS Global Asset Management (Americas) Inc., with many years of experience in small cap value investment management.


OBJECTIVE:
Seeks to maximize total return, consisting of capital appreciation and current income

PORTFOLIO:
At least 80% in equity securities issued by companies with a small market capitalization at the time of initial purchase

INCEPTION DATE:
February 3, 2003

NET ASSETS AT
DECEMBER 31, 2004:
$48,885,224

AN UPDATE FROM FUND MANAGEMENT

     For the year ended December 31, 2004, The Guardian UBS Small Cap Value Fund had a total return of 18.14%(1) versus a return of 22.25% for its benchmark, the Russell 2000 Value Index.

     The U.S. equity markets rallied broadly in the fourth quarter, resulting in a very respectable calendar year of investment performance. The energy sector was a significant contributor to performance during the year, led by crude producers and offshore drillers. Technology, while finishing the year strongly, did not fare well over the full course of 2004 as semiconductor companies in particular were hit by concerns over slowing growth and excess capacity. In a reversal of 2003, small cap companies with low price/earnings ratios, low price/book ratios and lower volatility tended to outperform in 2004. The Fund underperformed its benchmark during 2004 due largely to industry selection. Specifically, the Fund's overweight to electronic equipment and media, combined with underweights to hotels and mining and materials, detracted from results. This offset beneficial decisions to underweight semiconductors and overweight transportation/freight, medical services and products. The Fund's exposure to higher quality, less volatile stocks helped results during the year.

     Our investment research focuses on identifying discrepancies between a security's fundamental or intrinsic value and its observed market price. For each stock under our analysis we discount to the present all future cash flows that we believe will accrue to an investor, incorporating our analyst team's considerations of company management, competitive advantage, and each company's core competencies. We place particular emphasis on fundamental research conducted on-site at the companies we are covering. We utilize proprietary tools including our post-venture database/valuation system to calculate intrinsic value, and rank stocks by their relative price/intrinsic value attractiveness. We seek to build portfolios with securities that we believe have the potential to generate positive returns. Portfolios are constructed and monitored with adherence to risk management and client guidelines.

--------------------------------------------------------------------------------
1 Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

--------------------------------------------------------------------------------
ABOUT INFORMATION IN THIS REPORT:

  - It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Small-cap investing entails special risks, as small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

  - Please see the "About Your Annual Report" page for a description of the Russell 2000 Value Index.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN UBS SMALL CAP VALUE FUND                        ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

TOP TEN HOLDINGS (AS OF 12/31/04)

                                                                PERCENTAGE OF
 COMPANY                                                       TOTAL NET ASSETS
 Equitable Resources, Inc.                                           2.93%
 iShares Russell 2000 Value Index Fund                               2.80%
 McGrath Rentcorp                                                    2.28%
 Renal Care Group, Inc.                                              1.99%
 Regal-Beloit Corp.                                                  1.98%
 Quanex Corp.                                                        1.95%
 Harris Corp.                                                        1.90%
 AmerUs Group Co.                                                    1.71%
 Esterline Technologies Corp.                                        1.70%
 Gardner Denver, Inc.                                                1.65%

SECTOR WEIGHTINGS VS. INDEX (AS OF 12/31/04)

                                                                 THE GUARDIAN UBS LARGE CAP
                                                                         VALUE FUND                  RUSSELL 2000 VALUE INDEX
                                                                 --------------------------          ------------------------
Financials                                                                 27.98                              33.69
Industrials                                                                19.68                              11.89
Consumer Discretionary                                                     14.09                              12.34
Information Technology                                                     11.41                               9.55
Health Care                                                                 9.65                               4.65
Materials                                                                   6.41                              12.79
Energy                                                                      4.84                                5.2
Consumer Staples                                                            3.33                               3.26
Utilities                                                                   2.61                               5.63
Telecommunication Services                                                     0                                  1

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)

                                             INCEPTION     1       3       5       10         SINCE
                                               DATE       YR      YRS     YRS     YRS       INCEPTION
 Class A shares (w/o sales charge)              2/3/03   18.14%    --      --      --         28.10%
                (w/ sales charge)               2/3/03   12.82%    --      --      --         25.04%
 Class B shares (w/o sales charge)              2/3/03   17.22%    --      --      --         27.08%
                (w/ sales charge)               2/3/03   14.22%    --      --      --         25.81%
 Class C shares (w/o sales charge)              2/3/03   17.22%    --      --      --         27.08%
                (w/ sales charge)               2/3/03   16.22%    --      --      --         27.08%
 Class K shares (w/o sales charge)              2/3/03   18.01%    --      --      --         27.88%
                (w/ sales charge)               2/3/03   17.01%    --      --      --         27.88%
 Russell 2000 Value Index                                22.25%    --      --      --         37.74%
                                                                                         Since Class A
                                                                                         shares inception

--------------------------------------------------------------------------------

ALL PERFORMANCE DATA QUOTED IS HISTORICAL AND THE RESULTS REPRESENT PAST PERFORMANCE AND NEITHER GUARANTEE NOR PREDICT FUTURE INVESTMENT RESULTS. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN UBS SMALL CAP VALUE FUND                        ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made in Class A, Class B, Class C and Class K shares of the Fund and in the Russell 2000 Value Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. For Class B shares, the contingent deferred sales charge of 3% was imposed at the end of the period. The initial investment amount in the S&P 500 Index, Class B, Class C and Class K shares is $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

                                 THE GUARDIAN        THE GUARDIAN        THE GUARDIAN        THE GUARDIAN
                                 UBS SMALL CAP       UBS SMALL CAP       UBS SMALL CAP       UBS SMALL CAP
                               VALUE FUND, CLASS   VALUE FUND, CLASS   VALUE FUND, CLASS   VALUE FUND, CLASS   RUSSELL 2000 VALUE
                                   A SHARES            B SHARES            C SHARES            K SHARES              INDEX
                               -----------------   -----------------   -----------------   -----------------   ------------------
2/3/03                              9950.00            10000.00            10000.00            10000.00             10000.00
2003                               12938.00            13476.00            13476.00            13546.10             15085.00
2004                               15284.00            15322.70            15796.60            15966.40             18441.00

FUND EXPENSES

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested on July 1, 2004 and held for six months ended December 31, 2004.

--------------------------------------------------------------------------------

/ /   THE GUARDIAN UBS SMALL CAP VALUE FUND                        ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

ACTUAL EXPENSES

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

           BEGINNING          ENDING            EXPENSES PAID
            ACCOUNT           ACCOUNT         DURING THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,120.90              $10.40
 Class B   $1,000.00         $1,116.00              $14.41
 Class C   $1,000.00         $1,116.00              $14.47
 Class K   $1,000.00         $1,119.60              $11.03

1 Expenses are equal to the Fund's annualized expense ratio of 1.95%, 2.71%, 2.72% and 2.07% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                BEGINNING              ENDING            EXPENSES PAID
                 ACCOUNT               ACCOUNT         DURING THE PERIOD
                  VALUE                 VALUE            JULY 1, 2004 -
              JULY 1, 2004        DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A        $1,000.00             $1,015.33              $ 9.88
 Class B        $1,000.00             $1,011.51              $13.70
 Class C        $1,000.00             $1,011.46              $13.75
 Class K        $1,000.00             $1,014.73              $10.48

1 Expenses are equal to the Fund's annualized expense ratio of 1.95%, 2.71%, 2.72% and 2.07% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

--------------------------------------------------------------------------------

/ /   THE GUARDIAN ASSET ALLOCATION FUND                           ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------


[PHOTO]
Jonathan C. Jankus C.F.A.,
Co-Portfolio Manager

[PHOTO]
Stewart Johnson,
Co-Portfolio Manager

OBJECTIVE:
Long-term total investment return consistent with moderate investment risk

PORTFOLIO:
Generally purchases shares of The Guardian S&P 500 Index, The Guardian Park Avenue, The Guardian Investment Quality Bond and/or The Guardian Cash Management Funds. Also invests in individual securities and uses futures to manage allocations among the equity, debt and money market asset classes.

INCEPTION DATE:
February 16, 1993

NET ASSETS AT
DECEMBER 31, 2004:
$158,437,199

AN UPDATE FROM FUND MANAGEMENT

     For the year ended December 31, 2004, the Fund's return was 9.84%(1) placing it above the average 8.99% return of the 365 funds that comprise the Lipper universe of funds having similar objectives. The fund also outperformed the median return of 8.68% produced by Morningstar's universe of asset allocation funds, which consists of 951 funds. During this period, the Fund's return also surpassed the 8.30% return experienced by its not-quite-passive composite benchmark (60% of the S&P 500 Index and 40% of the Lehman Aggregate Bond Index, rebalanced monthly without expenses or trading costs). Since its inception on February 16, 1993, the Fund's average annual return of 8.90% places it behind the average annual return of 9.67% experienced by its composite benchmark.

     Stock market returns were positive for a second straight year. That said, the market's returns for 2000, 2001 and 2002 were so poor that the cumulative return on the S&P 500 Index, including dividends, for the five-year period ended December 31, 2004 has actually been negative. Over this period, the market has had to deal with allegations of corporate malfeasance, a mixed economy, the ongoing threat of terrorist attacks and a continuing unrest in the Middle East. The Fund's performance was positively impacted by a correctly aggressive stance on the market. After the declines of 2000, 2001 and the first half of 2002, our models viewed the stock market as being extremely "cheap" relative to fixed income alternatives. In addition, the turnaround in the economy led to a pronounced rebound in corporate profitability.

     Our investing was guided by our quantitative model which, as of year-end, has us invested fully 100% in stocks, 0% in bonds and 0% in cash. This is the most aggressive position that the Fund can hold.

     Most signs indicate continuing economic growth, which hopefully will continue to feed a rebound in corporate profits. A risk on the horizon is the extent to which interest rates will rise in the near term, especially given such exogenous factors as a weak dollar and expensive oil. "Real" interest rates (interest rates after subtracting expected inflation), however, remain low. On balance, we remain optimistic, albeit a bit more cautiously so.

--------------------------------------------------------------------------------
1 Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

--------------------------------------------------------------------------------
ABOUT INFORMATION IN THIS REPORT:
  - It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.
  - The Composite benchmark total return data is comprised of 60% of the S&P 500 Index and 40% of the Lehman Aggregate Bond Index to reflect a 60/40 neutral weighting of the Fund. Please see the "About Your Annual Report" page for a description of the S&P 500 Index and the Lehman Aggregate Bond Index.
  - (R)2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Returns represent past performance and are no guarantee of future results. Morningstar's database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses.
  - Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN ASSET ALLOCATION FUND                           ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION BY ASSET CLASS (AS OF 12/31/04)

                                                                THE GUARDIAN ASSET               THE GUARDIAN ASSET
                                                                  ALLOCATION FUND,                ALLOCATION FUND,
                                                                   DEC. 31, 2004                   JUNE 30, 2004

Common Stocks                                                  98.97%                           99.58%
Cash                                                            1.03%                            0.37%
Fixed Income                                                    0.00%                            0.05%

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)

                                     INCEPTION     1        3        5        10          SINCE
                                       DATE       YR       YRS      YRS       YRS       INCEPTION
 Class A shares (w/o sales charge)     2/16/93    9.84%    3.68%     0.21%    9.63%         8.90%
                (w/ sales charge)      2/16/93    4.90%    2.10%    -0.71%    9.13%         8.48%
 Class B shares (w/o sales charge)      5/1/96    8.83%    2.75%    -0.65%      --          6.89%
                (w/ sales charge)       5/1/96    5.83%    2.11%    -0.85%      --          6.89%
 Class C shares (w/o sales charge)      8/7/00    8.68%    2.46%       --       --         -2.06%
                (w/ sales charge)       8/7/00    7.68%    2.46%       --       --         -2.06%
 Class K shares (w/o sales charge)     5/15/01    9.51%    3.22%       --       --          0.62%
                (w/ sales charge)      5/15/01    8.51%    3.22%       --       --          0.62%
 Composite benchmark:
   60% S&P 500 Index,
   40% Lehman Aggregate Bond Index                8.30%    4.99%     1.98%   10.66%         9.67%
                                                                                     Since Class A
                                                                                     shares inception

--------------------------------------------------------------------------------

ALL PERFORMANCE DATA QUOTED IS HISTORICAL AND THE RESULTS REPRESENT PAST PERFORMANCE AND NEITHER GUARANTEE NOR PREDICT FUTURE INVESTMENT RESULTS. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

--------------------------------------------------------------------------------

/ /   THE GUARDIAN ASSET ALLOCATION FUND                           ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made in Class A shares of each The Guardian Asset Allocation Fund, the S&P 500 Index and the Lehman Aggregate Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. Each Index begins at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

PERFORMANCE FOR CLASS B, CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, AUGUST 7, 2000, AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

                                                   THE GUARDIAN ASSET
                                                ALLOCATION FUND, CLASS A                                  LEHMAN AGGREGATE BOND
                                                         SHARES                   S&P 500 INDEX                   INDEX
                                                ------------------------          -------------           ---------------------
2/16/93                                                  9550.00                    10000.00                    10000.00
1993                                                    10358.70                    11017.40                    10705.80
1994                                                    10323.80                    11161.50                    10393.30
1995                                                    13377.70                    15339.10                    12313.60
1996                                                    15388.50                    18878.50                    12758.70
1997                                                    19024.70                    25176.80                    13994.30
1998                                                    23016.50                    32372.80                    15208.10
1999                                                    25777.90                    39185.60                    15081.80
2000                                                    25521.60                    35617.60                    16836.00
2001                                                    24572.60                    31384.60                    18254.10
2002                                                    22160.20                    24447.20                    20128.70
2003                                                    26256.90                    31462.50                    20955.50
2004                                                    29030.40                    34886.20                    21864.50

FUND EXPENSES

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested on July 1, 2004 and held for six months ended December 31, 2004.

--------------------------------------------------------------------------------

/ /   THE GUARDIAN ASSET ALLOCATION FUND                           ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

ACTUAL EXPENSES

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

           BEGINNING          ENDING            EXPENSES PAID
            ACCOUNT           ACCOUNT         DURING THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,066.50               $2.13
 Class B   $1,000.00         $1,061.60               $6.37
 Class C   $1,000.00         $1,060.60               $7.36
 Class K   $1,000.00         $1,064.80               $3.53

1 Expenses are equal to the Fund's annualized expense ratio of 0.41%, 1.23%, 1.42% and 0.68% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

           BEGINNING          ENDING            EXPENSES PAID
            ACCOUNT           ACCOUNT         DURING THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,023.08               $2.08
 Class B   $1,000.00         $1,018.95               $6.24
 Class C   $1,000.00         $1,018.00               $7.20
 Class K   $1,000.00         $1,021.72               $3.46

1 Expenses are equal to the Fund's annualized expense ratio of 0.41%, 1.23%, 1.42% and 0.68% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

--------------------------------------------------------------------------------

/ /   THE GUARDIAN S&P 500 INDEX FUND                              ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------


[PHOTO]
Jonathan C. Jankus, C.F.A.,
Co-Portfolio Manager

[PHOTO]
Stewart Johnson,
Co-Portfolio Manager

OBJECTIVE:
Seeks to track the investment performance of the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500 Index") which emphasizes securities issued by large U.S. companies

PORTFOLIO:
At least 95% of the Fund's assets are invested in common stocks of companies included in the S&P 500 Index under normal circumstances

INCEPTION DATE:
August 7, 2000

NET ASSETS AT
DECEMBER 31, 2004:
$178,552,804

AN UPDATE FROM FUND MANAGEMENT

     The Fund seeks to replicate the returns of the S&P 500 Index, a theoretical portfolio of 500 blue-chip stocks. For the year ending December 31, 2004, the Fund's return was 10.30%(1). The S&P 500 Index returned 10.88% over the same period. The Fund outperformed the 10.21% average return achieved by 172 comparable funds in the Lipper universe, i.e., funds having an investment objective similar to the Fund's. The S&P 500 Index return is theoretical in the sense that it is computed as though the securities in the Index were purchased and subsequently rebalanced without any trading costs or fund expenses. For the period from Fund inception on August 7, 2000 and ended December 31, 2004, the Fund's average annual return was -3.30% compared to an average annual return of -2.90% for the S&P 500 Index.

     Stock market returns were positive for a second straight year. That said, the market's returns for 2000, 2001 and 2002 were so poor that the cumulative return on the S&P 500 Index, including dividends, for the five-year period ended December 31, 2004 has actually been negative. Over this period, the market has had to deal with allegations of corporate malfeasance, a mixed economy, the ongoing threat of terrorist attacks and continuing unrest in the Middle East.

     The stock market rebound has been a product of the turnaround in the economy in general and corporate profits in particular. In spite of this strength, interest rates and bond yields remained low in real (after-inflation) terms. Historically, this has been an attractive environment for stocks.

     In keeping with our passive investment strategy, we managed the portfolio so as to be fully invested in stocks, attempted to match the performance of the S&P 500 Index and kept trading costs to a minimum. If history is any indication, this has proven to be an extremely difficult strategy to surpass. In particular, during 2004, Lipper's universe of 925 "Large Cap Core" funds returned an average of only 7.79%, compared to the 10.21% average return for the funds that simply tried to match the S&P 500 Index.

     Most signs indicate continuing economic growth, which hopefully will continue to feed a rebound in corporate profits. A risk on the horizon is the extent to which interest rates will rise in the near term, especially given such exogenous factors as a weak dollar and expensive oil. "Real" interest rates (interest rates after subtracting expected inflation), however, remain low. On balance, we remain optimistic.

--------------------------------------------------------------------------------
1 Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

--------------------------------------------------------------------------------
ABOUT INFORMATION IN THIS REPORT:
  - It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.
  - Please see the "About Your Annual Report" page for a description of the S&P 500 Index.
  - Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
  - "S&P," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN S&P 500 INDEX FUND                              ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

TOP TEN HOLDINGS (AS OF 12/31/04)

                                                                PERCENTAGE OF
 COMPANY                                                       TOTAL NET ASSETS
 General Electric Co.                                                3.28%
 Exxon Mobil Corp.                                                   2.90%
 Microsoft Corp.                                                     2.48%
 Citigroup, Inc.                                                     2.13%
 Wal-Mart Stores, Inc.                                               1.96%
 Pfizer, Inc.                                                        1.78%
 Bank of America Corp.                                               1.66%
 Johnson & Johnson                                                   1.61%
 American Int'l. Group, Inc.                                         1.47%
 Int'l. Business Machines                                            1.45%

SECTOR WEIGHTINGS VS. INDEX (AS OF 12/31/04)

                                                                 THE GUARDIAN S&P 500 INDEX
                                                                            FUND                          S&P 500 INDEX
                                                                 --------------------------               -------------
Financials                                                                 20.44                              20.64
Information Technology                                                     16.27                              16.05
Health Care                                                                12.53                              12.68
Consumer Discretionary                                                     11.80                              11.90
Consumer Staples                                                           10.66                              10.48
Industrial                                                                 11.87                              11.79
Energy                                                                      6.89                               7.16
Telecommunication Services                                                  3.23                               3.27
Materials                                                                   3.14                               3.09
Utilities                                                                   3.17                               2.94

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)

                                               INCEPTION     1      3      5    10         SINCE
                                                 DATE       YR     YRS    YRS   YRS      INCEPTION
 Class A shares (w/o sales charge)                8/7/00   10.30%  3.05%  --    --          -3.30%
                (w/ sales charge)                 8/7/00    5.34%  1.48%  --    --          -4.31%
 Class B shares (w/o sales charge)                8/7/00    9.40%  2.16%  --    --          -4.12%
                (w/ sales charge)                 8/7/00    6.40%  1.52%  --    --          -4.34%
 Class C shares (w/o sales charge)                8/7/00    9.41%  2.12%  --    --          -4.14%
                (w/ sales charge)                 8/7/00    8.41%  2.12%  --    --          -4.14%
 Class K shares (w/o sales charge)               5/15/01    9.72%  2.46%  --    --          -0.97%
                (w/ sales charge)                5/15/01    8.72%  2.46%  --    --          -0.97%
 S&P 500 Index                                             10.88%  3.59%  --    --          -2.90%
                                                                                      Since Class A
                                                                                      shares inception

--------------------------------------------------------------------------------

ALL PERFORMANCE DATA QUOTED IS HISTORICAL AND THE RESULTS REPRESENT PAST PERFORMANCE AND NEITHER GUARANTEE NOR PREDICT FUTURE INVESTMENT RESULTS. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN S&P 500 INDEX FUND                              ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made in Class A, Class B and Class C shares of the Fund and in the S&P 500 Index. The starting point of $9,550 For Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. The initial investment amount in the S&P 500 Index, Class B and Class C shares is $10,000. For Class B shares, the contingent deferred sales charge of 2% was imposed at the end of the period. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

                                       THE GUARDIAN S&P        THE GUARDIAN S&P        THE GUARDIAN S&P
                                     500 INDEX FUND, CLASS   500 INDEX FUND, CLASS   500 INDEX FUND, CLASS
                                           A SHARES                B SHARES                C SHARES             S&P 500 INDEX
                                     ---------------------   ---------------------   ---------------------      -------------
8/7/00                                         9550                   10000                   10000                  10000
2000                                        8590.39                 9000.35                 9000.35                8967.15
2001                                         7538.1                 7841.57                 7842.07                7903.82
2002                                        5853.41                 6020.82                 6021.66                6157.19
2003                                        7480.05                 7643.05                  7633.8                7923.11
2004                                         8250.3                 8194.13                 8352.04                8785.32

FUND EXPENSES

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested on July 1, 2004 and held for six months ended December 31, 2004.

--------------------------------------------------------------------------------

/ /   THE GUARDIAN S&P 500 INDEX FUND                              ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

ACTUAL EXPENSES

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

           BEGINNING          ENDING            EXPENSES PAID
            ACCOUNT           ACCOUNT         DURING THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,070.10               $2.76
 Class B   $1,000.00         $1,064.40               $6.64
 Class C   $1,000.00         $1,064.60               $6.64
 Class K   $1,000.00         $1,066.20               $4.83

1 Expenses are equal to the Fund's annualized expense ratio of 0.53%, 1.28%, 1.28% and 0.93% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

           BEGINNING          ENDING            EXPENSES PAID
            ACCOUNT           ACCOUNT         DURING THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,022.47               $2.69
 Class B   $1,000.00         $1,018.70               $6.50
 Class C   $1,000.00         $1,018.70               $6.50
 Class K   $1,000.00         $1,020.46               $4.72

1 Expenses are equal to the Fund's annualized expense ratio of 0.53%, 1.28%, 1.28% and 0.93% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

--------------------------------------------------------------------------------

/ /   THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH FUND       ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------


[PHOTO]
R. Robin Menzies,
Portfolio Manager

OBJECTIVE:
Long-term growth
of capital

PORTFOLIO:
At least 80% in a diversified portfolio of common stocks and convertible securities of companies domiciled outside the United States

INCEPTION DATE:
February 16, 1993

NET ASSETS AT
DECEMBER 31, 2004:
$56,891,433

AN UPDATE FROM FUND MANAGEMENT

     The Fund underperformed the MSCI EAFE Growth Index slightly during the year. The return of the Fund was 16.34%(1) whereas the return of the Index was 16.48%. The most buoyant segment of the Index was Asia Pacific which had a total return of 27.6% over the year while even the laggard Japan recorded a healthy return of 10.3%. Returns were helped by the weakening of the dollar; in local currency terms the Index as a whole rose by only 9.1%. The strongest sector in the Index was utilities where the Fund is underweight compared to the Index. The sector returned 39.3% over the year as oil and gas prices increased. For the Fund, strong performance came in food, beverage and tobacco as the peaking of cyclical profits saw investors favor more defensive stocks.

     The main positive contribution to performance came from stock selection in the UK. The UK economy has been remarkably resilient in recent years with consumer demand buoyed by strong house price rises and low interest rates. While UK interest rates rose gradually over the year, they remain at relatively low levels but appear to have risen enough to cool the housing boom. The greatest detractor from performance was European stock selection. L'Oreal suffered as consumer product companies promoted aggressively (and expensively). The weak dollar was also an issue and negatively affected other holdings such as ABB (represents 1.31% of the Fund's total net assets as of December 31, 2004) and Porsche (represents 1.61% of the Fund's total net assets as of December 31, 2004). In industry terms, the Fund's underweight in utilities detracted from performance while our overweight in energy, particularly emerging market oils, helped performance.

     We are a growth manager with a bottom-up approach to stock picking. We look for companies that we believe have the potential to generate sustainable earnings growth. In determining the potential of a company, we pay particular attention to competitive advantage, management attitudes, financial strength and the industry background that a company operates in. We regularly meet with the management of the companies within our investment universe and constantly revisit the investment case for the companies within the portfolio to ensure that our expectations are being met.

--------------------------------------------------------------------------------
1 Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

--------------------------------------------------------------------------------
ABOUT INFORMATION IN THIS REPORT:

  - It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. International investing has special risks relating to changes in currency rates, foreign taxation, differences in auditing and other financial standards, political uncertainty and greater volatility.

  - Please see the "About Your Annual Report" page for a description of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
    (EAFE) Growth Index.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH FUND       ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

TOP TEN HOLDINGS (AS OF 12/31/04)

                                          PERCENTAGE OF
 COMPANY                    COUNTRY      TOTAL NET ASSETS
 Vodafone Group          United Kingdom        3.37%
 Total S.A.                  France            2.86%
 Imperial Tobacco        United Kingdom        2.69%
 BP PLC                  United Kingdom        2.65%
 Essilor Int'l. S.A.         France            2.44%
 Danske Bank AS             Denmark            2.30%
 Sanofi-Synthelabo S.A.      France            2.18%
 UBS AG                   Switzerland          2.07%
 GlaxoSmithKline PLC     United Kingdom        1.99%
 Asahi Glass Co.             Japan             1.97%

GEOGRAPHICAL LOCATION VS. INDEX (AS OF 12/31/04)

                                                                THE GUARDIAN BAILLIE GIFFORD
                                                                  INTERNATINAL GROWTH FUND            MSCI EAFE GROWTH INDEX
                                                                ----------------------------          ----------------------
Continental Europe                                                         42.35                              45.11
Japan                                                                      22.94                              22.35
UK                                                                         22.19                              25.09
Asia Pacific                                                                7.96                               7.45
Emerging Markets                                                            3.15                               0.00
Cash                                                                        1.41                               0.00

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)

                                           INCEPTION     1       3        5       10         SINCE
                                             DATE       YR      YRS      YRS     YRS       INCEPTION
 Class A shares (w/o sales charge)           2/16/93   16.34%   6.28%   -6.61%   5.10%        6.52%
                (w/sales charge)             2/16/93   11.10%   4.66%   -7.47%   4.62%        6.11%
 Class B shares (w/o sales charge)            5/1/96   15.02%   5.01%   -7.71%     --         2.43%
                (w/sales charge)              5/1/96   12.02%   4.40%   -7.90%     --         2.43%
 Class C shares (w/o sales charge)            8/7/00   15.19%   5.06%      --      --        -5.33%
                (w/sales charge)              8/7/00   14.19%   5.06%      --      --        -5.33%
 Class K shares (w/o sales charge)           5/15/01   16.19%   6.08%      --      --         0.25%
                (w/sales charge)             5/15/01   15.19%   6.08%      --      --         0.25%
 MSCI EAFE Growth Index                                16.48%   9.14%   -5.77%   3.41%        5.32%
                                                                                        Since Class A
                                                                                        shares inception

--------------------------------------------------------------------------------

ALL PERFORMANCE DATA QUOTED IS HISTORICAL AND THE RESULTS REPRESENT PAST PERFORMANCE AND NEITHER GUARANTEE NOR PREDICT FUTURE INVESTMENT RESULTS. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH FUND       ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

To give you a comparison, this chart shows the performance of a hypothetical $10,000 investment made in Class A shares of The Guardian Baillie Gifford International Fund and the MSCI EAFE Growth Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. The Index begins at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

PERFORMANCE FOR CLASS B, CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

                                                                THE GUARDIAN BAILLIE GIFFORD
                                                                 INTERNATIONAL GROWTH FUND            MSCI EAFE GROWTH INDEX
                                                                ----------------------------          ----------------------
2/16/93                                                                      9550                              10000
1993                                                                      12360.4                            13227.2
1994                                                                        12292                            12392.4
1995                                                                      13661.2                            14397.5
1996                                                                      15619.1                            14298.7
1997                                                                      17348.4                              15958
1998                                                                      20749.6                              18795
1999                                                                      28471.3                            22886.8
2000                                                                        21691                            18280.7
2001                                                                      16845.5                            13111.1
2002                                                                      13518.9                            11096.4
2003                                                                      17381.5                            15768.6
2004                                                                      20222.1                            18014.2

FUND EXPENSES

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested on July 1, 2004 and held for six months ended December 31, 2004.

--------------------------------------------------------------------------------

/ /   THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH FUND       ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

ACTUAL EXPENSES

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

                                                   EXPENSES
           BEGINNING          ENDING             PAID DURING
            ACCOUNT           ACCOUNT             THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,140.20              $10.44
 Class B   $1,000.00         $1,132.90              $16.51
 Class C   $1,000.00         $1,133.50              $15.82
 Class K   $1,000.00         $1,138.60              $10.97

1 Expenses are equal to the Fund's annualized expense ratio of 1.94%, 3.08%, 2.95% and 2.04% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                                   EXPENSES
           BEGINNING          ENDING             PAID DURING
            ACCOUNT           ACCOUNT             THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,015.38              $ 9.83
 Class B   $1,000.00         $1,009.65              $15.56
 Class C   $1,000.00         $1,010.31              $14.91
 Class K   $1,000.00         $1,014.88              $10.33

1 Expenses are equal to the Fund's annualized expense ratio of 1.94%, 3.08%, 2.95% and 2.04% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

--------------------------------------------------------------------------------

/ /   THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND           ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------


[PHOTO]
Edward H. Hocknell,
Portfolio Manager

OBJECTIVE:
Long-term capital appreciation

PORTFOLIO:
At least 80% in a diversified portfolio of common stocks and convertible securities issued by companies in emerging markets

INCEPTION DATE:
May 1, 1997

NET ASSETS AT
DECEMBER 31, 2004:
$101,606,402

AN UPDATE FROM FUND MANAGEMENT

     The Fund underperformed the MSCI EMF Index for the year ended December 31, 2004. The Fund rose 23.53%(1) compared to an increase of 25.95% in the MSCI EMF Index. The absolute return in the emerging markets was positive as these countries profited from continued strong demand from China and the resulting surges in commodity prices. The strongest sectors in the Index were retailing and food, principally attributable to Mexico. Central and South America were strong as those economies profited from greater political stability, better commodity prices and the resulting wealth effect. Central European countries like Hungary, Czech Republic and Poland were particularly strong as the race to join the European Union continues. At the heart of the growth in emerging markets lies the rapid emergence of China as a global economic stimulator.

     The main strength in relative performance came from stock selection. This was strong in South Korea with ownership of Donkuk Steel (represents 1.02% of the Fund's total net assets as of December 31, 2004) and Samsung Electronic. In Taiwan, the Fund benefited from ownership of Hon Hai Precision, a large technology company, as well as Asia Cement (represents 1.02% of the Fund's total net assets as of December 31, 2004), which played the newfound strength in the domestic housing market. Furthermore, in Russia, the Fund benefited from not owning Yukos which was the worst performer in the Russian market. The greatest detractor from performance was the currency effect from Brazilian and South African stock holdings. Beyond these factors, the Fund was also helped by the strength in materials and energy as China continues to stimulate demand.

     We are a growth manager with a bottom-up approach to stock picking. We look for companies that we believe have the potential to generate sustainable earnings growth. In determining the potential of a company, we pay particular attention to competitive advantage, management attitudes, financial strength and the industry background that a company operates in. We regularly meet the management of the companies within our investment universe and constantly revisit the investment case for the companies within the portfolio to ensure that our expectations are being met.

--------------------------------------------------------------------------------
1 Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

--------------------------------------------------------------------------------
ABOUT INFORMATION IN THIS REPORT:

  - It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. International investing has special risks relating to changes in currency rates, foreign taxation, differences in auditing and other financial standards, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

  - Please see the "About Your Annual Report" page for a description of the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND           ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

TOP TEN HOLDINGS (AS OF 12/31/04)

                                                    PERCENTAGE OF
 COMPANY                               COUNTRY     TOTAL NET ASSETS
 Petroleo Brasileiro S.A.               Brazil           3.42%
 Sasol Ltd.                          South Africa        3.02%
 Standard Bank Group Ltd.            South Africa        2.82%
 America Movil S.A. de C.V.             Mexico           2.74%
 Hon Hai Precision Inds. Co. Ltd.       Taiwan           2.53%
 Itausa-Investimentos Itau S.A.         Brazil           2.30%
 Samsung Corp.                       South Korea         2.27%
 Telecom. Norte Leste Participacoes     Brazil           2.20%
 CNOOC Ltd.                             China            2.03%
 Turkiye Garanti Bankasi AS             Turkey           2.01%

GEOGRAPHICAL LOCATION VS. INDEX (AS OF 12/31/04)

                                                                THE GUARDIAN BAILLIE GIFFORD
                                                                   EMERGING MARKETS FUND                  MSCI EMF INDEX
                                                                ----------------------------              --------------
Asia-Pacific                                                               51.50                              54.00
Latin America                                                              23.10                              19.30
South Africa                                                               11.40                              12.40
Europe                                                                      8.20                               9.70
Middle East                                                                 2.90                               4.60
Cash                                                                        2.90                               0.00

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)

                                          INCEPTION     1        3       5       10          SINCE
                                            DATE       YR       YRS     YRS      YRS       INCEPTION
 Class A shares (w/o sales charge)           5/1/97   23.53%   21.90%   6.99%      --         5.95%
                (w/ sales charge)            5/1/97   17.97%   20.04%   6.01%      --         5.32%
 Class B shares (w/o sales charge)           5/6/97   22.28%   20.57%   5.60%      --         4.08%
                (w/ sales charge)            5/6/97   19.27%   20.11%   5.44%      --         4.08%
 Class C shares (w/o sales charge)           8/7/00   22.30%   20.59%     --       --         8.20%
                (w/ sales charge)            8/7/00   21.30%   20.59%     --       --         8.20%
 Class K shares (w/o sales charge)          5/15/01   23.16%   21.55%     --       --        17.37%
                (w/ sales charge)           5/15/01   22.16%   21.55%     --       --        17.37%
 MSCI EMF Index                                       25.95%   22.77%   4.62%      --         3.14%
                                                                                        Since Class A
                                                                                        shares inception

--------------------------------------------------------------------------------

ALL PERFORMANCE DATA QUOTED IS HISTORICAL AND THE RESULTS REPRESENT PAST PERFORMANCE AND NEITHER GUARANTEE NOR PREDICT FUTURE INVESTMENT RESULTS. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND           ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

To give you a comparison, this chart shows the performance of a hypothetical $10,000 investment made in Class A and Class B shares of The Guardian Baillie Gifford Emerging Markets Fund and the MSCI EMF Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. The Index and Class B shares begin at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

PERFORMANCE FOR CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

                                                  THE GUARDIAN BAILLIE        THE GUARDIAN BAILLIE
                                                GIFFORD EMERGING MARKETS    GIFFORD EMERGING MARKETS
                                                  FUND, CLASS A SHARES        FUND, CLASS B SHARES           MSCI EMF INDEX
                                                ------------------------    ------------------------         --------------
5/1/97                                                      9550                       10000                       10000
1997                                                     8804.75                     9029.13                     8136.75
1998                                                     6253.04                     6252.69                     6074.92
1999                                                     10625.6                     10340.2                     10109.2
2000                                                     8087.75                     7738.18                     7014.75
2001                                                     8224.08                     7747.89                      6848.3
2002                                                     7854.81                      7330.4                     6437.45
2003                                                     12013.3                     11107.3                     10060.3
2004                                                     14837.8                     13581.1                     12671.2

FUND EXPENSES

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested on July 1, 2004 and held for six months ended December 31, 2004.

--------------------------------------------------------------------------------

/ /   THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND           ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

ACTUAL EXPENSES

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

                                                   EXPENSES
           BEGINNING          ENDING             PAID DURING
            ACCOUNT           ACCOUNT             THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,256.70              $10.66
 Class B   $1,000.00         $1,250.00              $16.40
 Class C   $1,000.00         $1,250.30              $16.12
 Class K   $1,000.00         $1,255.10              $12.41

1 Expenses are equal to the Fund's annualized expense ratio of 1.88%, 2.90%, 2.85% and 2.19% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                                   EXPENSES
           BEGINNING          ENDING             PAID DURING
            ACCOUNT           ACCOUNT             THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,015.69               9.53%
 Class B   $1,000.00         $1,010.56              14.66%
 Class C   $1,000.00         $1,010.81              14.41%
 Class K   $1,000.00         $1,014.13              11.09%

1 Expenses are equal to the Fund's annualized expense ratio of 1.88%, 2.90%, 2.85% and 2.19% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

--------------------------------------------------------------------------------

/ /   THE GUARDIAN INVESTMENT QUALITY BOND FUND                    ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------


[PHOTO]
Howard W. Chin,
Co-Portfolio Manager

[PHOTO]
Robert Crimmins,
Co-Portfolio Manager

OBJECTIVE:
High level of current income and capital appreciation without undue risk to principal

PORTFOLIO:
At least 80% in different kinds of investment grade bonds, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies

INCEPTION DATE:
February 16, 1993

NET ASSETS AT
DECEMBER 31, 2004:
$144,242,689

AN UPDATE FROM FUND MANAGEMENT

     The Fund had a total return of 4.10%(1) for the year ended December 31, 2004, outperforming the average fund in the Lipper Intermediate Investment Grade peer group, which returned 3.85% for the same period. (The peer group consisted of 460 other mutual funds that invest in primarily investment grade debt with average maturities of 5-10 years.) Additionally, the Fund's benchmark, the Lehman Aggregate Bond Index, which measures the taxable fixed income market, returned 4.34% in 2004.

MARKET OVERVIEW

     Interest rates were quite volatile in 2004. Investors spent much time trying to determine when the Federal Reserve would likely start raising interest rates, but these efforts were clouded by very volatile data from the labor markets. As we came into 2004, the domestic economy was on solid footing, growing in excess of 5.5% in the second half of 2003, but payroll growth was consistently weak, growing by only 30,000 jobs per month during that same time and raising concerns about the sustainability of the economic recovery. Investors grew increasingly concerned about the prospect of a "jobless recovery" and their expectations for interest rates rose and fell with each release of the employment number.

     The increase in crude oil prices and the prospect of greater inflationary pressures also added to the uncertainty in interest rates. Starting the year below $35/barrel, investors became fairly alarmed when oil hit a high of more than $55/barrel. Those concerns eased as prices seemed to peak; oil closed out the year below $44/barrel.

     Treasury yields fell in the first quarter of 2004 in the wake of continued weak employment data, but reversed course in early April with the release of a payroll report that exceeded expectations by nearly 200,000 jobs. However, this selloff proved to be short lived as the job market softened once again during the summer and triggered yet another decline in Treasury yields, most notably in the longer maturities. For the year overall, 10-year yields wound up essentially unchanged, dropping by just .03% to finish the year at 4.22%. In contrast, 2-year Treasury yields rose by 1.24% during the year to finish at 3.07% with a resulting flattening of the yield curve between these two maturities by 1.15%.

     Not coincidentally, the very front end of the yield curve (the federal funds rate) also rose by 1.25% during the year, as the Federal Reserve began to tighten monetary policy in June amidst concerns that the current policy was too accommodative and potentially inflationary. In all, there were five rate increases and the federal funds rate closed the year at 2.25%. Although these moves were clearly telegraphed to the market beforehand, the Fed's statements after each meeting caused substantial market volatility in 2004 as the market tried to interpret

--------------------------------------------------------------------------------
1 Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

--------------------------------------------------------------------------------
ABOUT INFORMATION IN THIS REPORT:

  - It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Investing in bond funds exposes you to the general risk of investing in the debt markets. Duration is a measure of bond price sensitivity to a given change in interest rates. Generally, the higher a bond's duration, the greater its price sensitivity to a given change in interest rates. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater.

  - Please see the "About Your Annual Report" page for a description of the Lehman Aggregate Bond Index and the Lehman Treasury Index.

  - Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN INVESTMENT QUALITY BOND FUND                    ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

the Fed's intentions and the differences in nuance as the wording in each statement was subtly changed. For example, the Fed's language transitioned from 2003's theme of maintaining an accommodative monetary policy for "a considerable period" to one of "patience" in raising rates in 2004. This policy was then further fine-tuned, with the Fed saying rates would be increased at a "measured pace."

     Despite the volatility in yields, all sectors of the bond market turned very solid performances in 2004 and posted positive returns for the fifth consecutive year. Treasuries returned 3.54% as measured by the Lehman Treasury Index; more notably, though, every investment grade sector within the Lehman Aggregate Bond Index repeated its 2003 showing by outperforming Treasuries once again in 2004. As in 2003, the corporate bond sector was the star performer within the Lehman Aggregate Bond Index, returning 5.24% on a nominal basis and outperforming Treasuries by the widest margin at 1.59%. Many of 2003's positive factors (solid economic growth, good credit fundamentals, lower corporate debt issuance, lower volatility and strong demand from both domestic and overseas investors) continued in 2004 and enabled the sector to put in another strong performance. Furthering the comparison to 2003, lower-rated credits outperformed higher-rated credits again as triple-B rated bonds returned 2.19% over comparable duration Treasuries while double-A and triple-A rated securities returned .68% and .67%, respectively.

     Mortgage-backed securities (MBS) posted a welcome recovery from 2003's lukewarm performance as the sector posted the second-best record for 2004 within the Lehman Aggregate Bond Index on both a nominal (4.70%) and excess return (1.42%) basis. In addition to enjoying strong investor demand and declining issuance, MBS benefited greatly from the sharp drop in hedging needs and activity by some of the major MBS investors to levels not seen since 2002. The other portions of the structured finance sector fared well, too. Asset-backed securities (ABS) returned 3.00% on a nominal basis and while this performance seems lackluster relative to the sectors discussed above, the difference is caused by duration differences among them. In fact, ABS returned 1.42% on an excess return basis, tying the MBS sector for second-best performance within the Lehman Aggregate Bond Index in 2004. Finally, commercial mortgage-backed securities (CMBS) returned 4.10% on a nominal basis and bested comparable Treasuries by 1.18%(2).

STRATEGY OVERVIEW

     We viewed the investment landscape coming into 2004 very positively. We believed many of the fundamental factors prevalent in 2003, most notably an improving economy, reduced debt issuance and investor demand for incremental income in a steep yield curve environment, were likely to continue. As a result, we were generally overweighted in corporate bonds and structured finance securities (MBS, ABS and CMBS) at the expense of Treasuries for much of the year. This strategy served the Fund well as each sector outperformed Treasuries by a substantial margin in 2004.

     Our strategy in corporate bonds involved an overweight in the lower-rated investment grade credit sector and an overweight in a limited number of issuers in the crossover sector (high yield issuers expected to be upgraded to investment grade) since we believed those market segments would fare best in an improving economic environment. That turned out to be exactly the case. We should also note that the Fund slowly reduced its exposure to the corporate sector overall late in the year as valuations became increasingly less attractive. We finished the year at a slight underweight. However, the Fund participated in the lion's share of the corporate sector's performance in 2004 and finished the year by outperforming its credit index benchmark.

     Our overweighted exposures in MBS, ABS and CMBS all served to add incremental return to the Fund as the latter two sectors went through the year without significant volatility or headline risk. Furthermore, MBS performed well despite heightened scrutiny of the housing agencies' accounting practices and concerns over their reduced investment in the MBS market. As a result, each sector outperformed comparable Treasuries nearly each and every month of 2004. Further, the Fund was aided by its overweight in those MBS coupons that enjoyed the greatest demand, and home equity loan ABS, which was the one of the two best performing segments of the ABS market.

     In summary, the Fund was well served by its diversified portfolio and its overweighted exposures to the spread sectors of the bond market (corporates and structured finance securities), which uniformly beat Treasuries on a comparable duration basis. Further, we added incremental value by the opportunistic reallocation among these sectors as relative value changed during the year.

--------------------------------------------------------------------------------
2 The respective indices are: the Lehman Mortgage-Backed Securities (MBS) Index,
  the Lehman Asset-Backed Securities (ABS) Index, and the Lehman Commercial Mortgage-Backed Securities (CMBS) Index.
--------------------------------------------------------------------------------

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/ /   THE GUARDIAN INVESTMENT QUALITY BOND FUND                    ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

TOP TEN HOLDINGS (AS OF 12/31/04)

                                                             MATURITY     PERCENTAGE OF
 COMPANY                                       COUPON          DATE      TOTAL NET ASSETS
 FNMA (30 yr. TBA)                             5.000%              N/A         8.27%
 FHLMC (30 yr. TBA)                            5.500%              N/A         4.37%
 FHLMC                                         5.500%         9/1/2034         4.10%
 FHLMC                                         2.875%        5/15/2007         3.43%
 U.S. Treasury Bonds                           6.000%        2/15/2026         3.26%
 FNMA                                          5.000%         6/1/2018         2.59%
 U.S. Treasury Notes                           4.250%       11/15/2014         2.51%
 FNMA                                          3.250%        1/15/2008         2.48%
 FHLMC                                         5.500%        10/1/2034         2.10%
 FNMA (30 yr. TBA)                             5.500%              N/A         1.90%

SECTOR ALLOCATION (AS OF 12/31/04 AND 6/30/04)

                                                              THE GUARDIAN INVESTMENT QUALITY    THE GUARDIAN INVESTMENT QUALITY
                                                                    BOND FUND 12/31/2004               BOND FUND 6/30/2004
                                                              -------------------------------    -------------------------------
Mortgage Backed Securities                                                 36.95                              37.06
Corporate Notes/Bonds                                                      22.83                              26.14
Treasury Notes/Bonds                                                        8.18                              13.77
Government Agencies                                                         8.22                                2.7
CMBS                                                                        8.81                               3.86
Short-Term                                                                  2.99                                4.9
Asset Backed Securities                                                     4.42                               4.76
CMOs                                                                         7.6                               6.81

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)

                                            INCEPTION     1       3       5       10         SINCE
                                              DATE       YR      YRS     YRS     YRS       INCEPTION
 Class A shares (w/o sales charge)            2/16/93    4.10%   5.93%   7.22%   6.99%        5.91%
                (w/ sales charge)             2/16/93   -0.58%   4.32%   6.24%   6.50%        5.50%
 Class B shares (w/o sales charge)             8/7/00    3.22%   5.11%     --      --         6.29%
                (w/ sales charge)              8/7/00    0.22%   4.50%     --      --         6.10%
 Class C shares (w/o sales charge)             8/7/00    3.22%   5.11%     --      --         6.29%
                (w/ sales charge)              8/7/00    2.22%   5.11%     --      --         6.29%
 Class K shares (w/o sales charge)            5/15/01    3.69%   5.51%     --      --         6.01%
                (w/ sales charge)             5/15/01    2.69%   5.51%     --      --         6.01%
 Lehman Aggregate Bond Index                             4.34%   6.19%   7.71%   7.72%        6.81%
                                                                                        Since Class A
                                                                                        shares inception

--------------------------------------------------------------------------------

ALL PERFORMANCE DATA QUOTED IS HISTORICAL AND THE RESULTS REPRESENT PAST PERFORMANCE AND NEITHER GUARANTEE NOR PREDICT FUTURE INVESTMENT RESULTS. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower.
--------------------------------------------------------------------------------

 38
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/ /   THE GUARDIAN INVESTMENT QUALITY BOND FUND                    ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

To give you a comparison, this chart shows the performance of a hypothetical $10,000 investment made in Class A shares of The Guardian Investment Quality Bond Fund and the Lehman Aggregate Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. The Index begins at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

PERFORMANCE FOR CLASS B AND C SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000 AND FOR CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 15, 2001, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

                                                              THE GUARDIAN INVESTMENT QUALITY
                                                                         BOND FUND                 LEHMAN AGGREGATE BOND INDEX
                                                              -------------------------------      ---------------------------
2/16/93                                                                     9550                               9550
1993                                                                       10066                              10720
1994                                                                        9613                              10407
1995                                                                       11213                              12330
1996                                                                       11520                              12777
1997                                                                       12496                              14011
1998                                                                       13481                              15228
1999                                                                       13347                              15103
2000                                                                       14659                              16859
2001                                                                       15908                              18282
2002                                                                       17379                              20158
2003                                                                       18170                              21028
2004                                                                       18924                              21940

FUND EXPENSES

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested on July 1, 2004 and held for six months ended December 31, 2004.

--------------------------------------------------------------------------------

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/ /   THE GUARDIAN INVESTMENT QUALITY BOND FUND                    ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

ACTUAL EXPENSES

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

                                                   EXPENSES
           BEGINNING          ENDING             PAID DURING
            ACCOUNT           ACCOUNT             THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,040.90              $4.36
 Class B   $1,000.00         $1,036.00              $8.19
 Class C   $1,000.00         $1,036.00              $8.19
 Class K   $1,000.00         $1,038.80              $6.41

1 Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.60%, 1.60% and 1.25% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                                   EXPENSES
           BEGINNING          ENDING             PAID DURING
            ACCOUNT           ACCOUNT             THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,020.86              $4.32
 Class B   $1,000.00         $1,017.09              $8.11
 Class C   $1,000.00         $1,017.09              $8.11
 Class K   $1,000.00         $1,018.85              $6.34

1 Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.60%, 1.60% and 1.25% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

--------------------------------------------------------------------------------

/ /   THE GUARDIAN LOW DURATION BOND FUND                          ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------


[PHOTO]
Howard W. Chin,
Co-Portfolio Manager

[PHOTO]
Robert Crimmins,
Co-Portfolio Manager

OBJECTIVE:
Seeks a high level of current income, consistent with preservation of capital

PORTFOLIO:
At least 80% in different kinds of investment grade bonds, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies

INCEPTION DATE:
July 30, 2003

NET ASSETS AT
DECEMBER 31, 2004:
$33,716,348

AN UPDATE FROM FUND MANAGEMENT

     The Fund had a total return of 1.36%(1) for the year ended December 31, 2004, outperforming the Fund's benchmark, the Lehman U.S. Government 1-3 Year Bond Index, which returned 1.07% during the same period.

MARKET OVERVIEW

     Interest rates were quite volatile in 2004. Investors spent much time trying to determine when the Federal Reserve would likely start raising interest rates, but these efforts were clouded by very volatile data from the labor markets. As we came into 2004, the domestic economy was on solid footing, growing in excess of 5.5% in the second half of 2003, but payroll growth was consistently weak, growing by only 30,000 jobs per month during that same time and raising concerns about the sustainability of the economic recovery. Investors grew increasingly concerned about the prospect of a "jobless recovery" and their expectations for interest rates rose and fell with each release of the employment number.

     The increase in crude oil prices and the prospect of greater inflationary pressures also added to the uncertainty in interest rates. Starting the year below $35/barrel, investors became fairly alarmed when oil hit a high of more than $55/barrel. Those concerns eased as prices seemed to peak; oil closed out the year below $44/barrel.

     Treasury yields fell in the first quarter of 2004 in the wake of continued weak employment data, but reversed course in early April with the release of a payroll report that exceeded expectations by nearly 200,000 jobs. However, this selloff proved to be short lived as the job market softened once again during the summer and triggered yet another decline in Treasury yields, most notably in the longer maturities. For the year overall, 10-year yields wound up essentially unchanged, dropping by just .03% to finish the year at 4.22%. In contrast, 2-year Treasury yields rose by 1.24% during the year to finish at 3.07% with a resulting flattening of the yield curve between these two maturities by 1.15%.

     Not coincidentally, the very front end of the yield curve (the federal funds rate) also rose by 1.25% during the year, as the Federal Reserve began to tighten monetary policy in June amidst concerns that the current policy was too accommodative and potentially inflationary. In all, there were five rate increases and the federal funds rate closed the year at 2.25%. Although these moves were clearly telegraphed to the market beforehand, the Fed's statements after each meeting caused substantial market volatility in 2004 as the market tried to interpret the Fed's intentions and the differences in nuance as the wording in each statement was subtly changed. For example, the Fed's language transitioned from 2003's theme of maintaining an accommodative monetary policy for "a considerable period" to one of "patience" in raising rates in 2004. This policy was then further fine-tuned, with the Fed saying rates would be increased at a "measured pace."

--------------------------------------------------------------------------------
1 Total return is shown for Class A shares and does not take into account the current maximum sales charge of 3.0%.

--------------------------------------------------------------------------------
ABOUT INFORMATION IN THIS REPORT:

  - It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Investing in bond funds exposes you to the general risk of investing in the debt markets. Duration is a measure of bond price sensitivity to a given change in interest rates. Generally, the higher a bond's duration, the greater its price sensitivity to a given change in interest rates. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater.
  - Low duration bond funds may not be a suitable alternative to money market funds because, unlike money market funds, low duration bond funds do not seek to maintain a stable net asset value and, as a result, are a riskier asset class.
  - Please see the "About Your Annual Report" page for a description of the Lehman U.S. Government 1-3 Year Bond Index and the Lehman Treasury Index.
--------------------------------------------------------------------------------

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/ /   THE GUARDIAN LOW DURATION BOND FUND                          ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

     Despite the volatility in yields, all sectors of the bond market turned very solid performances in 2004 and posted positive returns for the fifth consecutive year. Treasuries returned 3.54% as measured by the Lehman Treasury Index; more notably, though, every investment grade sector within the Lehman Aggregate Bond Index repeated its 2003 showing by outperforming Treasuries once again in 2004. As in 2003, the corporate bond sector was the star performer within the Lehman Aggregate Bond Index, returning 5.24% on a nominal basis and outperforming Treasuries by the widest margin at 1.59%. Many of 2003's positive factors (solid economic growth, good credit fundamentals, lower corporate debt issuance, lower volatility and strong demand from both domestic and overseas investors) continued in 2004 and enabled the sector to put in another strong performance. Furthering the comparison to 2003, lower-rated credits outperformed higher-rated credits again as triple-B rated bonds returned 2.19% over comparable duration Treasuries while double-A and triple-A rated securities returned .68% and .67%, respectively.

     Mortgage-backed securities (MBS) posted a welcome recovery from 2003's lukewarm performance as the sector posted the second-best record for 2004 within the Lehman Aggregate Bond Index on both a nominal (4.70%) and excess return (1.42%) basis. In addition to enjoying strong investor demand and declining issuance, MBS benefited greatly from the sharp drop in hedging needs and activity by some of the major MBS investors to levels not seen since 2002. The other portions of the structured finance sector fared well, too. Asset-backed securities (ABS) returned 3.00% on a nominal basis and while this performance seems lackluster relative to the sectors discussed above, the difference is caused by duration differences among them. In fact, ABS returned 1.42% on an excess return basis, tying the MBS sector for second-best performance within the Lehman Aggregate Bond Index in 2004. Finally, commercial mortgage-backed securities (CMBS) returned 4.10% on a nominal basis and bested comparable Treasuries by 1.18%(2).

STRATEGY OVERVIEW

     We viewed the investment landscape coming into 2004 very positively. We believed many of the fundamental factors prevalent in 2003, most notably an improving economy, reduced debt issuance and investor demand for incremental income in a steep yield curve environment, were likely to continue. As a result, we were generally overweighted in corporate bonds and structured finance securities (ABS and CMBS) at the expense of Treasuries for much of the year. This strategy served the Fund well as each sector outperformed Treasuries by a substantial margin in 2004.

     The Fund's strategy of investing in short-maturity corporate bonds helped it to outperform its benchmark. The favorable fundamental and technical factors mentioned above in addition to the lack of headline default risk supported firm corporate bond valuations even as the sector outperformed comparable duration Treasuries.

     Structured finance bonds also benefited from the lack of adverse news in 2004. The Fund had a significant exposure in ABS, the second best performing sector within investment grade bonds in 2004, but more notably, we had significant holdings in home equity loan securities, which was one of the two best performing segments of the ABS sector last year. The Fund was also helped by its holdings in short maturity collateralized mortgage obligations (CMOs), which performed well along with the mortgage-backed securities (MBS) sector.

     In summary, the Fund was well served by its diversified portfolio and its overweighted exposures to the spread sectors of the bond market (corporate and structured finance securities), which uniformly beat Treasuries on a comparable duration basis. Further, we added incremental value by the opportunistic reallocation among these sectors as relative value changed during the year.

--------------------------------------------------------------------------------
2 The respective indices are: the Lehman Mortgage-Backed Securities (MBS) Index,
  the Lehman Asset-Backed Securities (ABS) Index, and the Lehman Commercial Mortgage-Backed Securities (CMBS) Index.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN LOW DURATION BOND FUND                          ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

TOP TEN HOLDINGS (AS OF 12/31/04)

                                                             MATURITY     PERCENTAGE OF
 COMPANY                                       COUPON          DATE      TOTAL NET ASSETS
 U.S. Treasury Notes                           3.375%       12/15/2008        18.37%
 U.S. Treasury Notes                           2.750%        8/15/2007         3.40%
 U.S. Treasury Notes                           2.625%        3/15/2009         2.98%
 Residential Asset Mtg. Prods., Inc.           2.140%        2/25/2030         1.77%
 Cox Comm., Inc.                               7.750%        8/15/2006         1.58%
 Avalon Bay Communities, Inc.                  6.800%        7/15/2006         1.58%
 Sprint Capital Corp.                          6.000%        1/15/2007         1.55%
 MBNA America Bank NA                          6.500%        6/20/2006         1.55%
 British Telecom. PLC                          7.875%       12/15/2005         1.55%
 Northrop Grumman Corp.                        7.000%         3/1/2006         1.54%

SECTOR ALLOCATION (AS OF 12/31/04 AND 6/30/04)

                                                               THE GUARDIAN LOW DURATION BOND     THE GUARDIAN LOW DURATION BOND
                                                                       FUND 12/31/04                       FUND 6/30/04
                                                               ------------------------------     ------------------------------
Corporate Notes/Bonds                                                      53.39                              67.25
Treasury Notes/Bonds                                                       24.72                              15.91
Government Agencies                                                         1.52                                  0
CMOs                                                                         6.3                               6.56
Asset Backed Securities                                                     9.44                               7.19
Short-Term                                                                   2.3                               0.87
CMBS                                                                        2.33                               2.22

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)

                                             INCEPTION     1       3      5     10         SINCE
                                               DATE       YR      YRS    YRS    YRS      INCEPTION
 Class A Shares (w/o sales charge)            7/30/03     1.36%   --     --     --         -0.70%
                (w/ sales charge)             7/30/03    -1.68%   --     --     --         -0.70%
 Class B Shares (w/o sales charge)            7/30/03     0.61%   --     --     --          0.90%
                (w/ sales charge)             7/30/03    -2.39%   --     --     --         -1.72%
 Class C Shares (w/o sales charge)            7/30/03     0.61%   --     --     --          0.90%
                (w/ sales charge)             7/30/03    -0.39%   --     --     --          0.90%
 Class K Shares (w/o sales charge)            7/30/03     0.96%   --     --     --          1.25%
                (w/ sales charge)             7/30/03    -0.04%   --     --     --          0.79%
 Lehman U.S. Government 1-3 Year Bond Index               1.07%   --     --     --          1.43%
                                                                                      Since Class A
                                                                                      shares inception

--------------------------------------------------------------------------------

ALL PERFORMANCE DATA QUOTED IS HISTORICAL AND THE RESULTS REPRESENT PAST PERFORMANCE AND NEITHER GUARANTEE NOR PREDICT FUTURE INVESTMENT RESULTS. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 3.0%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since inception, the investment adviser for the Fund has assumed certain operating expenses for the Fund. Without this assumption of expenses, returns would have been lower.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN LOW DURATION BOND FUND                          ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made in Class A, Class B, Class C and Class K shares of the Fund and in the Lehman U.S. Government 1-3 Year Bond Index. The starting point of $9,700 For Class A shares reflects the maximum sales charge of 3.0% that an investor may have to pay when purchasing Class A shares of the Fund. For Class B shares, the contingent deferred sales charge of 3% was imposed at the end of the period. The initial investment amount in the S&P 500 Index, Class B, Class C and Class K shares is $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

                                THE GUARDIAN LOW    THE GUARDIAN LOW    THE GUARDIAN LOW    THE GUARDIAN LOW
                                  DURATION BOND       DURATION BOND       DURATION BOND       DURATION BOND         LEHMAN US
                                  FUND, CLASS A       FUND, CLASS B       FUND, CLASS C       FUND, CLASS K      GOVERNMENT 1-3
                                     SHARES              SHARES              SHARES              SHARES          YEAR BOND INDEX
                                ----------------    ----------------    ----------------    ----------------     ---------------
7/30/03                                10000               10000              10000                100000              10000
2003                                 9642.61               10067              10067             10122..35            10056.4
2004                                 9928.21             9824.15              10128               10219.4            10163.8

FUND EXPENSES

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested on July 1, 2004 and held for six months ended December 31, 2004.

--------------------------------------------------------------------------------

/ /   THE GUARDIAN LOW DURATION BOND FUND                          ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

ACTUAL EXPENSES

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                   EXPENSES
           BEGINNING          ENDING             PAID DURING
            ACCOUNT           ACCOUNT             THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,011.50               $4.04
 Class B   $1,000.00         $1,007.70               $7.82
 Class C   $1,000.00         $1,007.70               $7.82
 Class K   $1,000.00         $1,009.40               $6.06

1 Expenses are equal to the Fund's annualized expense ratio of 0.80%, 1.55%, 1.55% and 1.20% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year). Since inception, the investment adviser for the Fund has assumed certain operating expenses for the Fund. Without this assumption of expenses, returns would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                                   EXPENSES
           BEGINNING          ENDING             PAID DURING
            ACCOUNT           ACCOUNT             THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,021.11               $4.06
 Class B   $1,000.00         $1,017.34               $7.86
 Class C   $1,000.00         $1,017.34               $7.86
 Class K   $1,000.00         $1,019.10               $6.09

1 Expenses are equal to the Fund's annualized expense ratio of 0.80%, 1.55%, 1.55% and 1.20% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year). Since inception, the investment adviser for the Fund has assumed certain operating expenses for the Fund. Without this assumption of expenses, returns would have been lower.

--------------------------------------------------------------------------------

/ /   THE GUARDIAN HIGH YIELD BOND FUND                            ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------


[PHOTO]
Peter J. Liebst,
Portfolio Manager

OBJECTIVE:
Seeks current income. Capital appreciation is a secondary objective.

PORTFOLIO:
At least 80% is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade or are unrated.

INCEPTION DATE:
September 1, 1998

NET ASSETS AT
DECEMBER 31, 2004:
$88,107,186

AN UPDATE FROM FUND MANAGEMENT

     The Guardian High Yield Bond Fund posted a 9.15%(1) return for the year 2004. The Fund underperformed the overall high yield market by 1.98% as the Fund's benchmark, the Lehman Corporate High Yield Index, posted an 11.13% return for the year.

     The U.S. high yield market began 2004 in its strongest condition since July of 1998. According to the Lehman Corporate High Yield Index, the average market yield on December 31, 2003 was 7.40% (Yield to Worst), which equated to an overall risk premium, or spread, over comparable U.S. Treasuries, of 4.25%. The market reflected not only the resurgence of growth in the U.S. economy, but an improvement in corporate earnings and financial condition. These trends were evidenced in the Moody's U.S. speculative-grade default rate that had dropped to 5.4% by January of 2004 from its peak of 11.6% in January of 2002 and was projected to continue to improve throughout the year. The strength of these fundamentals combined with a search for yield by investors navigating a fixed income market with interest rates hovering around 20-year lows set the stage for another year of strong demand for the high yield market.

     These fundamentals did not disappoint investors in 2004. Basic industries such as chemicals and steel saw demand and profits rapidly rise from trough levels, and sectors such as electrics and pipelines which were recovering from over-leveraged balance sheets were able to take advantage of the receptive capital markets and low interest rate environment to make notable improvements to their capital structures. Additionally, 2004 saw resurgence in mergers and acquisitions, often to the benefit of high yield bondholders due to covenant protection. By the end of the year, the Moody's speculative-grade default rate had dropped to the low level of 2.9%. These positive trends provided support for investors throughout 2004, which resulted in a continued reduction of the high yield market's risk premium to end the year at 3.19%, again a level not seen since mid-1998 and approaching the high yield market's record highs.

     The Guardian High Yield Bond Fund entered 2004 adhering to its long-term investment philosophy, which emphasizes portfolio diversification with individual security selection based on fundamental creditworthiness and relative value. This investment discipline results in a portfolio which significantly underweights the lower quality and distressed segments of the high yield market, and tends to concentrate in core mid-quality issuers. The Fund stayed true to this approach throughout the year, which allowed it to perform well through October of 2004 despite trailing the Lehman Corporate High Yield Index by 0.64%. Believing that with an average risk premium of 3.99% the market was not commanding an appropriate level of return for the corresponding risk, the Fund took steps throughout the fourth quarter to raise the credit quality of the portfolio where possible. The rationale for this action was that when the market corrected to a more appropriate risk return profile, the higher quality credits would outperform. In retrospect the opposite occurred with the post election equity rally spilling over into the high yield market, which ultimately rewarded investors for more aggressive

--------------------------------------------------------------------------------
1 Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

--------------------------------------------------------------------------------
ABOUT INFORMATION IN THIS REPORT:

  - It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Investing in bond funds exposes you to the general risk of investing in the debt markets. Duration is a measure of bond price sensitivity to a given change in interest rates. Generally, the higher a bond's duration, the greater its price sensitivity to a given change in interest rates. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investing in high yield bonds involves special risks because investments in lower rated and unrated debt securities are subject to greater loss of principal and interest than higher rated securities.

  - Please see the "About Your Annual Report" page for a description of the Lehman Corporate High Yield Index.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN HIGH YIELD BOND FUND                            ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

risk taking during the final two months of the year. November and December saw the lowest quality segments of the high yield market rally, significantly outperforming the rest of the high yield market and causing the Guardian High Yield Bond Fund to underperform relative to its peers.

TOP TEN HOLDINGS (AS OF 12/31/04)

                                                             MATURITY     PERCENTAGE OF
 COMPANY                                       COUPON          DATE      TOTAL NET ASSETS
 Targeted Return Index Secs. Tr.               7.940%         8/1/2015         2.96%
 Nextel Comm., Inc.                            7.375%         8/1/2015         2.46%
 Sierra Pacific Resources                      8.625%        3/15/2014         2.05%
 Allegheny Energy Supply                       7.800%        3/15/2011         1.84%
 Teco Energy, Inc.                             7.000%         5/1/2012         1.61%
 Mission Energy Hldg.                          13.500%       7/15/2008         1.55%
 Charter Comm. Hldgs. II                       10.250%       9/15/2010         1.53%
 Federative Republic of Brazil                 9.250%       10/22/2010         1.48%
 UtiliCorp Canada Fin.                         7.750%        6/15/2011         1.41%
 CSC Hldgs., Inc.                              7.875%        2/15/2018         1.37%

BOND QUALITY (AS OF 12/31/04 AND 6/30/04)

                                                                THE GUARDIAN HIGH YIELD BOND       THE GUARDIAN HIGH YIELD BOND
                                                                      FUND 12/31/2004                     FUND 6/30/2004
                                                                ----------------------------       ----------------------------
Short Term                                                                  4.11                               6.42
BBB                                                                         3.47                               0.00
BB                                                                         30.15                              17.80
B                                                                          57.06                              64.94
CCC                                                                         5.21                              10.84

--------------------------------------------------------------------------------

/ /   THE GUARDIAN HIGH YIELD BOND FUND                            ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)

                                          INCEPTION     1        3       5       10          SINCE
                                            DATE       YR       YRS     YRS      YRS       INCEPTION
 Class A shares (w/o sales charge)           9/1/98    9.15%    9.80%   4.94%      --         5.36%
                (w/ sales charge)            9/1/98    4.24%    8.13%   3.98%      --         4.60%
 Class B shares (w/o sales charge)           9/1/98    8.20%    8.98%   4.11%      --         4.41%
                (w/ sales charge)            9/1/98    5.20%    8.42%   3.94%      --         4.41%
 Class C shares (w/o sales charge)           8/7/00    8.20%    8.98%     --       --         4.95%
                (w/ sales charge)            8/7/00    7.20%    8.98%     --       --         4.95%
 Class K shares (w/o sales charge)          5/15/01    8.72%    9.36%     --       --         7.49%
                (w/ sales charge)           5/15/01    7.72%    9.36%     --       --         7.49%
 Lehman Corporate High Yield
   Bond Index                                         11.13%   12.22%   6.97%      --         6.34%
                                                                                        Since Class A
                                                                                        shares inception

ALL PERFORMANCE DATA QUOTED IS HISTORICAL AND THE RESULTS REPRESENT PAST PERFORMANCE AND NEITHER GUARANTEE NOR PREDICT FUTURE INVESTMENT RESULTS. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made in Class A and Class B shares of The Guardian High Yield Bond Fund and the Lehman Corporate High Yield Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. The Index and Class B shares begin at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

PERFORMANCE FOR CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

                                                 THE GUARDIAN HIGH YIELD     THE GUARDIAN HIGH YIELD      LEHMAN CORPORATE HIGH
                                                BOND FUND, CLASS A SHARES   BOND FUND, CLASS B SHARES          YIELD INDEX
                                                -------------------------   -------------------------     ---------------------
9/1/98                                                   9550.00                    10000.00                    10000.00
1998                                                    10447.30                    10941.80                    10258.90
1999                                                    10385.70                    10748.10                    10504.30
2000                                                     9707.94                     9949.56                     9888.90
2001                                                     9986.33                    10144.80                    10411.00
2002                                                    10086.00                    10180.70                    10264.50
2003                                                    12114.40                    12142.80                    13238.00
2004                                                    13221.20                    13140.70                    14711.20

--------------------------------------------------------------------------------

/ /   THE GUARDIAN HIGH YIELD BOND FUND                            ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

FUND EXPENSES

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested on July 1, 2004 and held for six months ended December 31, 2004.

ACTUAL EXPENSES

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

                                                   EXPENSES
           BEGINNING          ENDING             PAID DURING
            ACCOUNT           ACCOUNT             THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,078.20               $4.44
 Class B   $1,000.00         $1,072.80               $8.34
 Class C   $1,000.00         $1,072.80               $8.34
 Class K   $1,000.00         $1,074.60               $6.52

1 Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.60%, 1.60% and 1.25% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year). Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

/ /   THE GUARDIAN HIGH YIELD BOND FUND                            ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                                   EXPENSES
           BEGINNING          ENDING             PAID DURING
            ACCOUNT           ACCOUNT             THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,020.86               $4.32
 Class B   $1,000.00         $1,017.09               $8.11
 Class C   $1,000.00         $1,017.09               $8.11
 Class K   $1,000.00         $1,018.85               $6.34

1 Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.60%, 1.60% and 1.25% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

--------------------------------------------------------------------------------

/ /   THE GUARDIAN TAX-EXEMPT FUND                                 ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------


[PHOTO]
Alexander M. Grant, Jr.,
Portfolio Manager

OBJECTIVE:
Seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital

PORTFOLIO:
At least 80% in investment grade municipal debt obligations

INCEPTION DATE:
February 16, 1993

NET ASSETS AT
DECEMBER 31, 2004:
$92,822,116

AN UPDATE FROM FUND MANAGEMENT

     The Guardian Tax-Exempt Fund produced a total return of 4.38%(1) for 2004. The Lehman Brothers Municipal Bond Index, which does not include expenses, produced a total return of 4.48% for the same period. The latter reflects the different investment parameters of that Index which includes all bonds and maturities. Even so, and without expenses factored in, it exceeded the Fund by only 0.10%.

     We believe that peer group comparisons from Lipper and Morningstar may also be useful. The Lipper General Municipal Average return for the year was 3.70%, ranking the Fund 78th out of 297 for the one-year period ended December 31, 2004, placing it in Lipper's 27th percentile. The Lipper peer group invests primarily in municipal debt issues rated in the top four credit ratings. In Morningstar's universe of municipal national long funds, the average return for the year ended December 31, 2004 was 3.76%. This universe currently consists of 281 national funds with an average duration of more than seven years, or an average maturity of more that 12 years. The Guardian Tax-Exempt Fund exceeded it by 0.62%.

     For the three-year period ended December 31, 2004, Lipper ranked the Fund 31st out of 269 funds and in the 12th percentile. For the five year period ended December 31, 2004, the Fund ranked 21st out of 234 funds and in the 9th percentile. For the ten-year period Lipper ranked the Fund 32nd out of 139 funds and in the 23rd percentile.

     As of December 31, 2004, the Fund's 30-day yield was 3.61% which compares to a 5.55% taxable equivalent yield for a person in the highest federal income tax bracket (35%) in 2004.

     In 2004, new issuance was $358.55 billion, down slightly from the all-time high of $383.71 billion in 2003, but almost exactly like 2002 with $358.58 billion. Even though the Federal Reserve raised interest rates five times, long-term interest rates remained low.

     The market easily absorbed this volume. Wealthy individuals and businesses continued to be attracted to this asset class as a way to preserve capital, diversify risk, and generate tax-exempt income. Looking at 2004 in terms of total return performance, investors who followed a strategy of diversification and moderation by issuer, insurance, industry, sector and state again were rewarded.

     Our strategy was to buy some undervalued lower quality bonds in the short end of the curve while staying with higher quality in the long end. Continuous sensitivity to coupon and structure along with supply and demand factors also allowed the Fund to capture above average returns while maintaining an overall portfolio credit quality of AA (as noted by Standard and Poor's).

--------------------------------------------------------------------------------
1 Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

--------------------------------------------------------------------------------
ABOUT INFORMATION IN THIS REPORT:

  - It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Investing in bond funds exposes you to the general risk of investing in the debt markets. Duration is a measure of bond price sensitivity to a given change in interest rates. Generally, the higher a bond's duration, the greater its price sensitivity to a given change in interest rates. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater.

  - Please see the "About Your Annual Report" page for a description of the Lehman Brothers Municipal Bond Index.

  - Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

  - (R)2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Returns represent past performance and are no guarantee of future results. Morningstar's database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN TAX-EXEMPT FUND                                 ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

TOP TEN HOLDINGS (AS OF 12/31/04)

                                                                         PERCENTAGE OF
 COMPANY                                   COUPON       MATURITY DATE   TOTAL NET ASSETS
 California St. Econ. G.O. Ser. B          5.000%          7/1/2023           3.49%
 Fairfax Cnty., VA Ref. Pub. Impt. Ser. A  4.250%          6/1/2008           3.44%
 Puerto Rico Pub. Bldgs. Auth. Rev. Ref.
   Gov't. Facs. Ser. K                     4.500%          7/1/2022           2.69%
 St. Johns Cnty., FL Sales Tax Rev.        5.250%         10/1/2027           2.60%
 Puerto Rico Pub. Fin. Corp. Comwlth.
   Approp. Ser. A                          5.750%          8/1/2027           2.40%
 Puerto Rico Pub. Bldgs. Auth. Rev. Ref.
   Gov't. Facs. Ser. J                     5.000%          7/1/2036           2.38%
 Badger Tobacco Asset Securitization
   Corp. Wisconsin                         5.750%          6/1/2011           2.34%
 California St. Pub. Wks. Brd. Dept. of
   Mental Hlth.                            5.500%          6/1/2023           2.33%
 Tobacco Settlement Auth. WA Rev.          6.250%          6/1/2011           2.32%
 Minnesota St. Muni. Power Agy. Electric   5.250%         10/1/2024           2.31%

SECTOR ALLOCATION (AS OF 12/31/04 AND 6/30/04)

                                                                THE GUARDIAN TAX-EXEMPT FUND       THE GUARDIAN TAX-EXEMPT FUND
                                                                          12/31/04                           6/30/04
                                                                ----------------------------       ----------------------------
Short-Term                                                                  0.16                               4.84
State General Obligation Bonds                                              3.52                              10.08
Local General Obligation Bonds                                             13.59                               7.43
Revenue Bonds                                                              47.82                              32.27
Insured Bonds                                                              33.67                              45.38
Prerefunded                                                                 1.24                                  0

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)

                                              INCEPTION    1       3       5       10         SINCE
                                                DATE      YR      YRS     YRS     YRS       INCEPTION
 Class A shares (w/o sales charge)              2/16/93   4.38%   6.61%   7.35%   6.56%        5.31%
                (w/ sales charge)               2/16/93  -0.32%   4.99%   6.37%   6.07%        4.90%
 Class C shares (w/o sales charge)               8/7/00   3.60%   5.81%     --      --         5.99%
                (w/ sales charge)                8/7/00   2.60%   5.81%     --      --         5.99%
 Lehman Brothers Municipal Bond Index                     4.48%   6.44%   7.20%   7.06%        6.27%
                                                                                         Since Class A
                                                                                         shares inception

--------------------------------------------------------------------------------

ALL PERFORMANCE DATA QUOTED IS HISTORICAL AND THE RESULTS REPRESENT PAST PERFORMANCE AND NEITHER GUARANTEE NOR PREDICT FUTURE INVESTMENT RESULTS. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class C shares do not take into account the contingent deferred sales charges applicable to such shares (maximum of 1%) except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower.
--------------------------------------------------------------------------------

/ /   THE GUARDIAN TAX-EXEMPT FUND                                 ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

To give you a comparison, this chart shows the performance of a hypothetical $10,000 investment made in Class A shares of The Guardian Tax-Exempt Fund and the Lehman Municipal Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. The Index begins at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

PERFORMANCE FOR CLASS C SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO SUCH SHARE CLASS.

                                                               THE GUARDIAN TAX-EXEMPT FUND,
                                                                       CLASS A SHARES              LEHMAN MUNICIPAL BOND INDEX
                                                               -----------------------------       ---------------------------
2/16/93                                                                      9550                               9550
1993                                                                      10235.1                            10974.5
1994                                                                      9319.36                              10407
1995                                                                      10676.8                            12223.6
1996                                                                      11060.9                            12764.9
1997                                                                      12027.9                            13938.4
1998                                                                      12769.9                            14841.4
1999                                                                      12341.7                            14536.2
2000                                                                      13865.9                            16225.9
2001                                                                      14527.6                            17067.3
2002                                                                      16003.9                            18706.3
2003                                                                      16859.4                            19700.5
2004                                                                      17610.2                            20583.1

FUND EXPENSES

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested on July 1, 2004 and held for six months ended December 31, 2004.

--------------------------------------------------------------------------------

/ /   THE GUARDIAN TAX-EXEMPT FUND                                 ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

ACTUAL EXPENSES

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

           BEGINNING          ENDING            EXPENSES PAID
            ACCOUNT           ACCOUNT         DURING THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,058.00               $4.40
 Class C   $1,000.00         $1,054.60               $8.26

1 Expenses are equal to the Fund's annualized expense ratio of 0.85%, and 1.60% for the Fund's Class A, and C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

            BEGINNING          ENDING            EXPENSES PAID
             ACCOUNT           ACCOUNT         DURING THE PERIOD
              VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A    $1,000.00         $1,020.86               $4.32
 Class C    $1,000.00         $1,017.09               $8.11

1 Expenses are equal to the Fund's annualized expense ratio of 0.85%, and 1.60% for the Fund's Class A, and C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

--------------------------------------------------------------------------------

/ /   THE GUARDIAN CASH MANAGEMENT FUND                            ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------


[PHOTO]
Alexander M. Grant, Jr.,
Portfolio Manager

OBJECTIVE:
Seeks as high a level of current income as is consistent with liquidity and preservation of capital

PORTFOLIO:
Short-term money market investments

INCEPTION DATE:
November 3, 1982

NET ASSETS AT
DECEMBER 31, 2004:
$469,302,594

PORTFOLIO STATISTICS (AS OF 12/31/04)

 AVERAGE MATURITY (DAYS):                           26.84
 YIELDS:
 Effective 7 day Yield                  With subsidy 1.42%
                                     Without subsidy 1.38%
 Current 7 day Yield                    With subsidy 1.41%
                                     Without subsidy 1.37%

Annualized historical yields for the 7-day periods ended December 31, 2004. Effective yield assumes reinvested income. Yields will vary. The yield figures cited represent yield for Class A shares.

SECTOR ALLOCATION (AS OF 12/31/04)

COMMERCIAL PAPER                                                     TAXABLE MUNICIPALS               REPURCHASE AGREEMENTS
----------------                                                     ------------------               ---------------------
78.86                                                                      19.41                               1.73

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)

                                           INCEPTION     1        3       5       10         SINCE
                                             DATE       YR       YRS     YRS     YRS       INCEPTION
 Class A shares (w/o sales charge)           9/13/82    0.57%    0.63%   2.15%   3.45%        5.03%
 Class B shares (w/o sales charge)            5/1/96    0.57%    0.33%   1.75%     --         2.94%
                (w/ sales charge)             5/1/96   -2.43%   -0.34%   1.56%     --         2.94%
 Class C shares (w/o sales charge)            8/7/00    0.57%    0.33%     --      --         1.25%
                (w/ sales charge)             8/7/00   -0.43%    0.33%     --      --         1.25%
 Class K shares (w/o sales charge)           5/15/01    0.47%    0.40%     --      --         0.68%
                (w/ sales charge)            5/15/01    0.47%    0.40%     --      --         0.68%
 Lehman Brothers 3 Month Treasury-Bill
   Index                                                1.30%    1.41%   2.96%   4.19%        5.58%
                                                                                        Since Class A
                                                                                        shares inception

--------------------------------------------------------------------------------

  - ALL PERFORMANCE DATA QUOTED IS HISTORICAL AND THE RESULTS REPRESENT PAST PERFORMANCE AND NEITHER GUARANTEE NOR PREDICT FUTURE INVESTMENT RESULTS. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  - Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses of the Fund. Without these expense assumptions, the returns would have been lower.

  - Shares of The Guardian Cash Management Fund are not issued or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the National Credit Union Association (NCUA), the Federal Reserve Board or any other agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ABOUT INFORMATION IN THIS REPORT:

  - It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

  - Please see the "About Your Annual Report" page for a description of the Lehman Brothers 3-Month Treasury Bill Index.

--------------------------------------------------------------------------------

/ /   THE GUARDIAN CASH MANAGEMENT FUND                            ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

FUND EXPENSES

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested on July 1, 2004 and held for six months ended December 31, 2004.

ACTUAL EXPENSES

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

           BEGINNING                            EXPENSES PAID
            ACCOUNT       ENDING ACCOUNT      DURING THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,004.40               $4.28
 Class B   $1,000.00         $1,004.40               $4.28
 Class C   $1,000.00         $1,004.40               $4.28
 Class K   $1,000.00         $1,003.90               $4.79

1 Expenses are equal to the Fund's annualized expense ratio of 0.85%, 0.85%, 0.85% and 0.95% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

/ /   THE GUARDIAN CASH MANAGEMENT FUND                            ANNUAL REPORT
                                                                 TO SHAREHOLDERS

--------------------------------------------------------------------------------

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

           BEGINNING          ENDING            EXPENSES PAID
            ACCOUNT           ACCOUNT         DURING THE PERIOD
             VALUE             VALUE            JULY 1, 2004 -
          JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(1)
 Class A   $1,000.00         $1,020.86              $4.32
 Class B   $1,000.00         $1,020.86              $4.32
 Class C   $1,000.00         $1,020.86              $4.32
 Class K   $1,000.00         $1,020.36              $4.82

1 Expenses are equal to the Fund's annualized expense ratio of 0.85%, 0.85%, 0.85% and 0.95% for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund's most recent fiscal half-year).

--------------------------------------------------------------------------------

/ /  The Guardian Park Avenue Fund

SCHEDULE OF INVESTMENTS

December 31, 2004



COMMON STOCKS -- 99.7%
Shares                                                                     Value
--------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.8%
     82,300  United Technologies Corp.                           $     8,505,705
--------------------------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 1.0%
    132,100  United Parcel Svc., Inc.                                 11,289,266
--------------------------------------------------------------------------------
BEVERAGES -- 1.9%
    231,700  Coca-Cola Co.                                             9,645,671
    219,800  PepsiCo., Inc.                                           11,473,560
                                                                 ---------------
                                                                      21,119,231
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.4%
    251,200  Amgen, Inc.*                                             16,114,480
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 4.2%
     52,000  Goldman Sachs Group, Inc.                                 5,410,080
    240,600  Lehman Brothers Hldgs., Inc.                             21,047,688
    345,900  Merrill Lynch & Co., Inc.                                20,674,443
                                                                 ---------------
                                                                      47,132,211
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 4.5%
    546,900  Bank of America Corp.                                    25,698,831
     82,900  M & T Bank Corp.                                          8,939,936
    261,800  Wells Fargo & Co.                                        16,270,870
                                                                 ---------------
                                                                      50,909,637
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 3.4%
  1,006,000  Cisco Systems, Inc.*                                     19,415,800
    714,900  Motorola, Inc.                                           12,296,280
    154,200  QUALCOMM, Inc.                                            6,538,080
                                                                 ---------------
                                                                      38,250,160
--------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 2.7%
    300,300  Dell, Inc.*                                              12,654,642
    174,300  Int'l. Business Machines                                 17,182,494
                                                                 ---------------
                                                                      29,837,136
--------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.6%
    277,200  Pactiv Corp.*                                             7,010,388
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 2.6%
    618,166  Citigroup, Inc.                                          29,783,238
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.5%
    429,100  SBC Comm., Inc.                                          11,057,907
    413,600  Verizon Comm.                                            16,754,936
                                                                 ---------------
                                                                      27,812,843
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.5%
     80,700  FPL Group, Inc.                                           6,032,325
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.1%
    189,400  CDW Corp.                                                12,566,690
--------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.7%
    147,000  Noble Corp.*                                              7,311,780
--------------------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 2.3%
    118,000  Costco Wholesale Corp.                                    5,712,380
    376,700  Wal-Mart Stores, Inc.                                    19,897,294
                                                                 ---------------
                                                                      25,609,674
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.6%
    151,200  Bunge Ltd.                                                8,619,912
    355,300  Dean Foods Co.*                                          11,707,135
    245,800  McCormick & Co., Inc.                                     9,487,880
                                                                 ---------------
                                                                      29,814,927
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
GAS UTILITIES -- 0.5%
    269,300  NiSource, Inc.                                      $     6,134,654
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 4.3%
    264,000  Boston Scientific Corp.*                                  9,385,200
    123,200  C.R. Bard, Inc.                                           7,882,336
    117,900  Guidant Corp.                                             8,500,590
    279,290  Hospira, Inc.*                                            9,356,215
    278,100  Medtronic, Inc.                                          13,813,227
                                                                 ---------------
                                                                      48,937,568
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 5.6%
    429,700  Carnival Corp.                                           24,763,611
    554,700  Hilton Hotels Corp.                                      12,613,878
    578,000  Int'l. Game Technology                                   19,871,640
    112,700  Las Vegas Sands Corp.*                                    5,409,600
                                                                 ---------------
                                                                      62,658,729
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 3.7%
    296,200  Colgate-Palmolive Co.                                    15,153,592
    483,900  Procter & Gamble Co.                                     26,653,212
                                                                 ---------------
                                                                      41,806,804
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 4.7%
    203,500  3M Co.                                                   16,701,245
    979,400  General Electric Co.                                     35,748,100
                                                                 ---------------
                                                                      52,449,345
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 1.0%
    268,900  First Data Corp.                                         11,439,006
--------------------------------------------------------------------------------
INSURANCE -- 5.2%
    218,200  Ambac Financial Group, Inc.                              17,920,766
    257,000  American Int'l. Group, Inc.                              16,877,190
    514,900  Fidelity National Financial, Inc.                        23,515,483
                                                                 ---------------
                                                                      58,313,439
--------------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 0.5%
     48,300  eBay, Inc.*                                               5,616,324
--------------------------------------------------------------------------------
MACHINERY -- 2.0%
    107,400  Caterpillar, Inc.                                        10,472,574
    155,300  Deere & Co.                                              11,554,320
                                                                 ---------------
                                                                      22,026,894
--------------------------------------------------------------------------------
MEDIA -- 5.5%
    164,000  Clear Channel Comm., Inc.*                                5,492,360
    362,800  Comcast Corp. -- Class A*                                12,073,984
    102,000  Gannett Co., Inc.                                         8,333,400
    172,900  Knight-Ridder, Inc.                                      11,573,926
    681,100  Viacom, Inc.                                             24,785,229
                                                                 ---------------
                                                                      62,258,899
--------------------------------------------------------------------------------
METALS AND MINING -- 2.2%
    251,500  Alcoa, Inc.                                               7,902,130
    172,000  Phelps Dodge Corp.                                       17,014,240
                                                                 ---------------
                                                                      24,916,370
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.1%
    388,200  Family Dollar Stores, Inc.                               12,123,486
--------------------------------------------------------------------------------
MULTI-UTILITIES AND UNREGULATED POWER -- 1.1%
    187,700  Dominion Resources, Inc.                                 12,714,798
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Park Avenue Fund

December 31, 2004***


--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
OIL AND GAS -- 6.8%
    363,800  ChevronTexaco Corp.                                 $    19,103,138
    239,000  Devon Energy Corp.                                        9,301,880
    590,100  Exxon Mobil Corp.                                        30,248,526
    120,900  Newfield Exploration Co.*                                 7,139,145
    183,200  Occidental Petroleum Corp.                               10,691,552
                                                                 ---------------
                                                                      76,484,241
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 7.9%
    227,300  Abbott Laboratories                                      10,603,545
    112,300  Eli Lilly & Co.                                           6,373,025
    325,540  Johnson & Johnson                                        20,645,747
    218,200  Merck & Co., Inc.                                         7,012,948
    779,740  Pfizer, Inc.                                             20,967,208
    553,100  Wyeth                                                    23,556,529
                                                                 ---------------
                                                                      89,159,002
--------------------------------------------------------------------------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 3.0%
    845,000  Intel Corp.                                              19,764,550
    553,900  Texas Instruments, Inc.                                  13,637,018
                                                                 ---------------
                                                                      33,401,568
--------------------------------------------------------------------------------
SOFTWARE -- 5.4%
  1,241,500  Microsoft Corp.                                          33,160,465
    927,300  Oracle Corp.*                                            12,722,556
    572,500  Siebel Systems, Inc.*                                     6,011,250
    334,400  Symantec Corp.*                                           8,614,144
                                                                 ---------------
                                                                      60,508,415
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 4.4%
    479,500  Bed, Bath & Beyond, Inc.*                                19,098,485
    199,700  Best Buy Co., Inc.                                       11,866,174
    533,500  PETsMART, Inc.                                           18,955,255
                                                                 ---------------
                                                                      49,919,914
--------------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 0.7%
    116,900  Federal National Mortgage Assn.                           8,324,449
--------------------------------------------------------------------------------
TOBACCO -- 1.3%
    238,800  Altria Group, Inc.                                       14,590,680
--------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
               (COST $954,394,987)                                 1,122,884,276
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.4%
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$ 5,024,000  State Street Bank and Trust Co.
             repurchase agreement,
             dated 12/31/2004, maturity
             value $5,024,888 at
             2.12%, due 1/3/2005 (1)
               (COST $5,024,000)                                 $     5,024,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
  (COST $959,418,987)                                              1,127,908,276
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.1)%                                              (1,352,386)
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                               $ 1,126,555,890
--------------------------------------------------------------------------------

 *  Non-income producing security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian UBS Large Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2004



COMMON STOCKS -- 96.3%
Shares                                                                  Value
-----------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.4%
     24,800  Lockheed Martin Corp.                               $  1,377,640
     18,000  Northrop Grumman Corp.                                   978,480
                                                                 ------------
                                                                    2,356,120
-----------------------------------------------------------------------------
AUTO COMPONENTS -- 1.4%
     21,800  Johnson Controls, Inc.                                 1,382,992
-----------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.9%
     18,600  Cephalon, Inc.*                                          946,368
-----------------------------------------------------------------------------
BUILDING PRODUCTS -- 2.1%
     56,700  Masco Corp.                                            2,071,251
-----------------------------------------------------------------------------
CAPITAL MARKETS -- 7.8%
     73,400  Mellon Financial Corp.                                 2,283,474
     74,600  Morgan Stanley                                         4,141,792
     26,400  Northern Trust Corp.                                   1,282,512
                                                                 ------------
                                                                    7,707,778
-----------------------------------------------------------------------------
COMMERCIAL BANKS -- 7.9%
     39,856  Bank of America Corp.                                  1,872,833
     33,100  PNC Financial Svcs. Group                              1,901,264
     65,000  Wells Fargo & Co.                                      4,039,750
                                                                 ------------
                                                                    7,813,847
-----------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 0.6%
     20,300  Equifax, Inc.                                            570,430
-----------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 1.2%
     54,700  Hewlett Packard Co.                                    1,147,059
-----------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 1.9%
     35,500  Martin Marietta Materials, Inc.                        1,904,930
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 8.9%
    100,900  Citigroup, Inc.                                        4,861,362
    100,500  J.P. Morgan Chase & Co.                                3,920,505
                                                                 ------------
                                                                    8,781,867
-----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.9%
     72,600  SBC Comm., Inc.                                        1,870,902
-----------------------------------------------------------------------------
ELECTRIC UTILITIES -- 6.6%
     54,900  American Electric Power, Inc.                          1,885,266
     43,400  Exelon Corp.                                           1,912,638
     47,000  FirstEnergy Corp.                                      1,856,970
     44,000  Pepco Hldgs., Inc.                                       938,080
                                                                 ------------
                                                                    6,592,954
-----------------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 4.6%
     60,400  Albertson's, Inc.                                      1,442,352
     38,300  Costco Wholesale Corp.                                 1,854,103
     73,700  Kroger Co.*                                            1,292,698
                                                                 ------------
                                                                    4,589,153
-----------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 3.1%
      4,400  Medco Health Solutions, Inc.*                            183,040
      5,400  Quest Diagnostics, Inc.                                  515,970
     27,400  UnitedHealth Group                                     2,412,022
                                                                 ------------
                                                                    3,111,032
-----------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.1%
     16,700  Kimberly-Clark Corp.                                   1,099,027
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Shares                                                                  Value
-----------------------------------------------------------------------------
INSURANCE -- 4.2%
     26,400  AFLAC, Inc.                                         $  1,051,776
     30,700  Allstate Corp.                                         1,587,804
     22,400  Hartford Financial Svcs. Group, Inc.                   1,552,544
                                                                 ------------
                                                                    4,192,124
-----------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 0.9%
     31,500  IAC/InterActiveCorp*                                     870,030
-----------------------------------------------------------------------------
MACHINERY -- 2.4%
     26,100  Illinois Tool Works, Inc.                              2,418,948
-----------------------------------------------------------------------------
MEDIA -- 8.6%
     22,900  Omnicom Group, Inc.                                    1,930,928
    125,000  Time Warner, Inc.*                                     2,430,000
     21,600  Tribune Co.                                              910,224
     30,000  Univision Comm., Inc.*                                   878,100
     64,500  Viacom, Inc.                                           2,347,155
                                                                 ------------
                                                                    8,496,407
-----------------------------------------------------------------------------
MULTI-UTILITIES AND UNREGULATED POWER -- 1.8%
     45,900  CMS Energy Corp.*                                        479,655
     35,000  Sempra Energy                                          1,283,800
                                                                 ------------
                                                                    1,763,455
-----------------------------------------------------------------------------
OIL AND GAS -- 7.8%
    103,600  Exxon Mobil Corp.                                      5,310,536
     63,900  Marathon Oil Corp.                                     2,403,279
                                                                 ------------
                                                                    7,713,815
-----------------------------------------------------------------------------
PHARMACEUTICALS -- 6.2%
     40,500  Bristol-Myers Squibb Corp.                             1,037,610
     31,000  Johnson & Johnson                                      1,966,020
     39,900  Pfizer, Inc.                                           1,072,911
     49,700  Wyeth                                                  2,116,723
                                                                 ------------
                                                                    6,193,264
-----------------------------------------------------------------------------
ROAD AND RAIL -- 4.6%
     46,400  Burlington Northern Santa Fe                           2,195,184
     59,800  CSX Corp.                                              2,396,784
                                                                 ------------
                                                                    4,591,968
-----------------------------------------------------------------------------
SOFTWARE -- 0.9%
     64,500  Oracle Corp.*                                            884,940
-----------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 3.2%
     43,100  Federal Home Loan Mortgage Corp.                       3,176,470
-----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 3.3%
    108,900  Nextel Comm., Inc.*                                    3,267,000
-----------------------------------------------------------------------------
             TOTAL COMMON STOCKS
               (COST $71,981,016)                                  95,514,131
-----------------------------------------------------------------------------
EXCHANGE-TRADED FUND -- 2.3%
     18,500  S&P Depositary Receipts
               Trust Series I
               exp. 12/31/2099
               (COST $2,081,354)                                 $  2,236,095
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian UBS Large Cap Value Fund

December 31, 2004


REPURCHASE AGREEMENT -- 1.5%
Principal
Amount                                                                  Value
-----------------------------------------------------------------------------
$ 1,502,000  State Street Bank and Trust Co.
             repurchase agreement,
             dated 12/31/2004, maturity
             value $1,502,265 at
             2.12%, due 1/3/2005 (1)
               (COST $1,502,000)                                 $  1,502,000
-----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
  (COST $75,564,370)                                               99,252,226
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.1)%                                              (80,620)
-----------------------------------------------------------------------------
NET ASSETS -- 100%                                               $ 99,171,606
-----------------------------------------------------------------------------

 *  Non-income producing security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian Park Avenue Small Cap Fund

SCHEDULE OF INVESTMENTS

December 31, 2004



COMMON STOCKS -- 99.1%
Shares                                                                    Value
-------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 3.0%
      74,100  Aviall, Inc.*                                       $   1,702,077
      72,900  EDO Corp.                                               2,314,575
      86,200  Esterline Technologies Corp.*                           2,814,430
                                                                  -------------
                                                                      6,831,082
-------------------------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 1.7%
      23,100  Hub Group, Inc.*                                        1,206,282
      39,800  UTi Worldwide, Inc.                                     2,707,196
                                                                  -------------
                                                                      3,913,478
-------------------------------------------------------------------------------
AIRLINES -- 1.4%
     155,500  Skywest, Inc.                                           3,119,330
-------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.8%
      58,500  American Axle & Mfg. Hldgs., Inc.                       1,793,610
-------------------------------------------------------------------------------
BIOTECHNOLOGY -- 4.4%
     269,300  Cell Therapeutics, Inc.*                                2,192,102
     146,300  Immunicon Corp.*                                        1,021,174
     130,800  Keryx Biopharmaceuticals, Inc.*                         1,513,356
     119,500  Nabi Biopharmaceuticals*                                1,750,675
     167,300  Protein Design Labs., Inc.*                             3,456,418
                                                                  -------------
                                                                      9,933,725
-------------------------------------------------------------------------------
CAPITAL MARKETS -- 3.2%
      25,600  Affiliated Managers Group, Inc.*                        1,734,144
     113,100  Piper Jaffray Cos., Inc.*                               5,423,145
                                                                  -------------
                                                                      7,157,289
-------------------------------------------------------------------------------
CHEMICALS -- 2.3%
      26,900  Georgia Gulf Corp.                                      1,339,620
      70,900  Lubrizol Corp.                                          2,613,374
      38,800  Westlake Chemical Corp.                                 1,295,920
                                                                  -------------
                                                                      5,248,914
-------------------------------------------------------------------------------
COMMERCIAL BANKS -- 3.3%
      84,000  Boston Private Financial Hldgs., Inc.                   2,366,280
      55,600  East West Bancorp, Inc.                                 2,332,976
      31,200  Placer Sierra Bancshares                                  887,328
      33,600  Westamerica Bancorporation                              1,959,216
                                                                  -------------
                                                                      7,545,800
-------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 4.6%
      34,300  Bright Horizons Family Solutions, Inc.*                 2,221,268
     133,700  Educate, Inc.*                                          1,770,188
     139,100  Knoll, Inc.*                                            2,434,250
      39,000  Resources Connection, Inc.*                             2,118,090
      40,900  Stericycle, Inc.*                                       1,879,355
                                                                  -------------
                                                                     10,423,151
-------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.7%
     352,300  Arris Group, Inc.*                                      2,480,192
     147,200  Foundry Networks, Inc.*                                 1,937,152
     172,100  Symmetricom, Inc.*                                      1,671,091
                                                                  -------------
                                                                      6,088,435
-------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 1.6%
     250,500  Iomega Corp.*                                           1,387,770
      72,300  Synaptics, Inc.*                                        2,210,934
                                                                  -------------
                                                                      3,598,704
-------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.6%
      58,100  Packaging Corp. of America                              1,368,255
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 2.2%
     119,600  Encore Capital Group, Inc.*                             2,844,088
      52,900  Financial Federal Corp.*                                2,073,680
                                                                  -------------
                                                                      4,917,768
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.1%
     112,900  Iowa Telecom. Svcs., Inc.                           $   2,435,253
-------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 3.7%
     269,400  Aeroflex, Inc.*                                         3,265,128
      92,000  Benchmark Electronics, Inc.*                            3,137,200
     149,000  Plexus Corp.*                                           1,938,490
                                                                  -------------
                                                                      8,340,818
-------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 1.5%
     287,900  Key Energy Svcs., Inc.*                                 3,397,220
-------------------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 0.8%
      67,100  Performance Food Group Co.*                             1,805,661
-------------------------------------------------------------------------------
GAS UTILITIES -- 0.8%
      43,900  UGI Corp.                                               1,795,949
-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 6.7%
     108,300  American Medical Systems Hldgs., Inc.*                  4,528,023
     126,600  Conceptus, Inc.*                                        1,027,359
      94,900  DJ Orthopedics, Inc.*                                   2,032,758
     231,850  Immucor, Inc.*                                          5,450,793
      52,500  Varian, Inc.*                                           2,153,025
                                                                  -------------
                                                                     15,191,958
-------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 2.1%
      37,700  Penn National Gaming, Inc.*                             2,282,735
      45,500  Red Robin Gourmet Burgers, Inc.*                        2,432,885
                                                                  -------------
                                                                      4,715,620
-------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.0%
      50,600  Jarden Corp.*                                           2,198,064
-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 1.0%
     153,300  Keane, Inc.*                                            2,253,510
-------------------------------------------------------------------------------
INSURANCE -- 3.5%
     159,300  Direct General Corp.                                    5,113,530
      71,800  ProAssurance Corp.*                                     2,808,098
                                                                  -------------
                                                                      7,921,628
-------------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 0.9%
     105,000  Insight Enterprises, Inc.*                              2,154,600
-------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.9%
     230,400  S1 Corp.*                                               2,087,424
-------------------------------------------------------------------------------
MACHINERY -- 3.0%
     115,500  Trinity Inds., Inc.                                     3,936,240
      87,500  Watts Water Technologies, Inc.                          2,821,000
                                                                  -------------
                                                                      6,757,240
-------------------------------------------------------------------------------
MEDIA -- 5.5%
     221,600  Cumulus Media, Inc.*                                    3,341,728
      97,400  Entercom Comm. Corp.*                                   3,495,686
     174,200  Gray Television, Inc.                                   2,700,100
     109,500  Westwood One, Inc.*                                     2,948,835
                                                                  -------------
                                                                     12,486,349
-------------------------------------------------------------------------------
METALS AND MINING -- 2.6%
     228,100  Century Aluminum Co.*                                   5,989,906
-------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.8%
     119,200  99 Cents Only Stores*                                   1,926,272
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Park Avenue Small Cap Fund

December 31, 2004


-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
MULTI-UTILITIES AND UNREGULATED POWER -- 0.8%
      31,400  Energen Corp.                                       $   1,851,030
-------------------------------------------------------------------------------
OIL AND GAS -- 4.6%
      83,000  Bill Barrett Corp.*                                     2,655,170
      85,200  Energy Partners Ltd.*                                   1,727,004
      71,400  Forest Oil Corp.*                                       2,264,808
     171,500  Magnum Hunter Resources, Inc.*                          2,212,350
      65,300  Plains Exploration & Production Co.*                    1,697,800
                                                                  -------------
                                                                     10,557,132
-------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.6%
      30,500  Bowater, Inc.                                           1,341,085
-------------------------------------------------------------------------------
PHARMACEUTICALS -- 3.7%
     188,800  Discovery Laboratories, Inc.*                           1,497,184
      29,800  Medicis Pharmaceutical Corp.                            1,046,278
     231,400  Pain Therapeutics, Inc.*                                1,668,394
     232,550  Salix Pharmaceuticals Ltd.*                             4,090,555
                                                                  -------------
                                                                      8,302,411
-------------------------------------------------------------------------------
REAL ESTATE -- 3.6%
      26,100  Alexandria Real Estate Equities                         1,942,362
      36,700  Federal Realty Investment Trust                         1,895,555
      79,900  Reckson Assocs. Realty Corp.                            2,621,519
      67,800  Tanger Factory Outlet Centers, Inc.                     1,793,988
                                                                  -------------
                                                                      8,253,424
-------------------------------------------------------------------------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 5.3%
     159,800  Mattson Technology, Inc.*                               1,799,348
     191,100  Netlogic Microsystems, Inc.*                            1,909,089
     330,300  Micro Devices, Inc.*                                    2,259,252
     126,800  Sigmatel, Inc.*                                         4,505,204
      45,300  Varian Semiconductor Equipment Assoc., Inc.*            1,669,305
                                                                  -------------
                                                                     12,142,198
-------------------------------------------------------------------------------
SOFTWARE -- 6.2%
     198,200  Borland Software Corp.*                                 2,314,976
      45,000  FactSet Research Systems, Inc.                          2,629,800
     310,400  Informatica Corp.*                                      2,520,448
     109,400  Internet Security Systems, Inc.*                        2,543,550
     296,500  Parametric Technology Corp.*                            1,746,385
     110,600  RSA Security, Inc.*                                     2,218,636
                                                                  -------------
                                                                     13,973,795
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
SPECIALTY RETAIL -- 4.4%
     106,100  Cost Plus, Inc.*                                    $   3,408,993
      92,100  Finish Line, Inc.                                       1,685,430
     136,700  New York & Co., Inc.*                                   2,258,284
     102,000  The Sports Authority, Inc.*                             2,626,500
                                                                  -------------
                                                                      9,979,207
-------------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 2.2%
      49,000  Commercial Capital Bancorp, Inc.                        1,135,820
      82,700  Flagstar Bancorp, Inc.                                  1,869,020
     129,800  NewAlliance Bancshares, Inc.                            1,985,940
                                                                  -------------
                                                                      4,990,780
-------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
                (COST $187,845,383)                                 224,788,075
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.9%
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$  2,037,000  State Street Bank and Trust Co.
              repurchase agreement,
              dated 12/31/2004, maturity
              value $2,037,360 at
              2.12%, due 1/3/2005 (1)
                (COST $2,037,000)                                 $   2,037,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
  (COST $189,882,383)                                               226,825,075
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.0)%                                                (35,586)
-------------------------------------------------------------------------------
NET ASSETS -- 100%                                                $ 226,789,489
-------------------------------------------------------------------------------

 *  Non-income producing security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian UBS Small Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2004



COMMON STOCKS -- 92.8%
Shares                                                                    Value
-------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.7%
      25,400  Esterline Technologies Corp.*                       $     829,310
      12,000  Triumph Group, Inc.*                                      474,000
                                                                  -------------
                                                                      1,303,310
-------------------------------------------------------------------------------
AIRLINES -- 3.2%
      33,200  AMR Corp.*                                                363,540
      50,300  Mesa Air Group, Inc.*                                     399,382
      55,800  Pinnacle Airlines Corp.*                                  777,852
                                                                  -------------
                                                                      1,540,774
-------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.4%
      22,700  American Axle & Mfg. Hldgs., Inc.                         695,982
-------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.5%
      23,000  Alkermes, Inc.*                                           324,070
      16,500  Ligand Pharmaceuticals, Inc.*                             192,060
      11,500  Vicuron Pharmaceuticals, Inc.*                            200,215
                                                                  -------------
                                                                        716,345
-------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.4%
      14,500  Apogee Enterprises, Inc.                                  194,445
-------------------------------------------------------------------------------
CAPITAL MARKETS -- 2.4%
      48,800  Apollo Investment Corp.                                   736,880
      10,900  National Financial Partners Corp.                         422,920
                                                                  -------------
                                                                      1,159,800
-------------------------------------------------------------------------------
CHEMICALS -- 0.8%
      10,200  Lubrizol Corp.                                            375,972
-------------------------------------------------------------------------------
COMMERCIAL BANKS -- 8.8%
      22,600  Boston Private Financial Hldgs., Inc.                     636,642
      37,100  Colonial BancGroup, Inc.                                  787,633
      15,600  Cullen/Frost Bankers, Inc.                                758,160
       9,200  First BanCorp.                                            584,292
      16,100  South Financial Group, Inc.                               523,733
      22,200  Trustmark Corp.                                           689,754
       9,400  Vineyard National Bancorp Co.                             308,884
                                                                  -------------
                                                                      4,289,098
-------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 5.0%
      23,200  Jackson Hewitt Tax Svc., Inc.                             585,800
       7,300  John H. Harland Co.                                       263,530
      25,600  McGrath Rentcorp                                        1,116,416
      14,900  Mobile Mini, Inc.*                                        492,296
                                                                  -------------
                                                                      2,458,042
-------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.9%
      15,000  Harris Corp.                                              926,850
-------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 0.3%
      46,500  Quantum Corp.*                                            121,830
-------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.5%
       8,100  Allete, Inc.                                              297,675
      15,400  Hawaiian Electric Inds., Inc.                             448,910
                                                                  -------------
                                                                        746,585
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 3.0%
      33,900  Regal-Beloit Corp.                                        969,540
      26,600  Ultralife Batteries, Inc.*                                517,370
                                                                  -------------
                                                                      1,486,910
-------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 3.0%
      32,000  Methode Electronics, Inc.                                 411,200
      36,000  Newport Corp.*                                            507,600
      25,300  Park Electrochemical Corp.                                548,504
                                                                  -------------
                                                                      1,467,304
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 2.5%
      21,200  Oceaneering Int'l., Inc.*                           $     791,184
      13,700  Offshore Logistics, Inc.*                                 444,839
                                                                  -------------
                                                                      1,236,023
-------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.3%
      30,400  Hain Celestial Group, Inc.*                               628,368
-------------------------------------------------------------------------------
GAS UTILITIES -- 1.3%
      18,500  AGL Resources, Inc.                                       614,940
-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 3.1%
      52,200  Candela Corp.*                                            592,992
      12,500  Haemonetics Corp.*                                        452,625
      14,400  Mentor Corp.                                              485,856
                                                                  -------------
                                                                      1,531,473
-------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 4.6%
      11,400  LifePoint Hospitals, Inc.*                                396,948
      13,200  Molina Healthcare, Inc.*                                  612,216
       9,000  RehabCare Group, Inc.*                                    251,910
      27,000  Renal Care Group, Inc.*                                   971,730
                                                                  -------------
                                                                      2,232,804
-------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 1.4%
      16,900  CBRL Group, Inc.                                          707,265
-------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 4.5%
      28,200  Department 56, Inc.*                                      469,530
      25,900  Furniture Brands Int'l., Inc.                             648,795
      12,300  Libbey, Inc.                                              273,183
         400  Meritage Homes Corp.*                                      45,080
      13,200  Ryland Group, Inc.                                        759,528
                                                                  -------------
                                                                      2,196,116
-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 1.0%
      54,700  SM&A*                                                     466,646
-------------------------------------------------------------------------------
INSURANCE -- 3.3%
      18,400  AmerUs Group Co.                                          833,520
       9,100  Donegal Group, Inc.                                       208,663
      12,500  Selective Insurance Group, Inc.                           553,000
                                                                  -------------
                                                                      1,595,183
-------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 1.0%
     143,000  Tumbleweed Comm. Corp.*                                   477,620
-------------------------------------------------------------------------------
MACHINERY -- 3.9%
      22,200  Gardner Denver, Inc.*                                     805,638
       8,400  Harsco Corp.                                              468,216
      16,200  Nordson Corp.                                             649,134
                                                                  -------------
                                                                      1,922,988
-------------------------------------------------------------------------------
MEDIA -- 3.6%
      12,000  ADVO, Inc.                                                427,800
      40,600  Radio One, Inc.*                                          654,472
      21,900  Saga Comm., Inc.*                                         369,015
      35,300  Sinclair Broadcast Group, Inc.                            325,113
                                                                  -------------
                                                                      1,776,400
-------------------------------------------------------------------------------
METALS AND MINING -- 2.0%
      13,900  Quanex Corp.                                              953,123
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian UBS Small Cap Value Fund

December 31, 2004




December 31, 2004

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
MULTI-UTILITIES AND UNREGULATED POWER -- 2.9%
      23,600  Equitable Resources, Inc.                           $   1,431,576
-------------------------------------------------------------------------------
OIL AND GAS -- 1.0%
       7,200  Cimarex Energy Co.*                                       272,880
      14,900  NGP Capital Resources Co.*                                229,013
                                                                  -------------
                                                                        501,893
-------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 1.3%
      24,800  Nu Skin Enterprises, Inc.                                 629,424
-------------------------------------------------------------------------------
REAL ESTATE -- 5.4%
      20,507  Government Pptys. Trust, Inc.                             202,199
      14,700  Parkway Pptys., Inc.                                      746,025
      23,900  Saxon Capital, Inc.                                       573,361
       8,000  SL Green Realty Corp.                                     484,400
      22,700  Thornburg Mortgage, Inc.                                  657,392
                                                                  -------------
                                                                      2,663,377
-------------------------------------------------------------------------------
ROAD AND RAIL -- 2.5%
      13,050  Genesee & Wyoming, Inc.*                                  367,096
      14,700  Werner Enterprises, Inc.                                  332,808
       9,800  Yellow Roadway Corp.*                                     545,958
                                                                  -------------
                                                                      1,245,862
-------------------------------------------------------------------------------
SOFTWARE -- 1.4%
      29,500  Mentor Graphics Corp.*                                    451,055
       9,200  Reynolds & Reynolds Co.                                   243,892
                                                                  -------------
                                                                        694,947
-------------------------------------------------------------------------------
SPECIALTY RETAIL -- 4.0%
      16,100  Linens 'n Things, Inc.*                                   399,280
      43,500  Party City Corp.*                                         562,455
      17,300  Rent-A-Center, Inc.*                                      458,450
       7,400  Sharper Image Corp.*                                      139,490
      15,800  The Sports Authority, Inc.*                               406,850
                                                                  -------------
                                                                      1,966,525
-------------------------------------------------------------------------------
TEXTILES, APPAREL AND LUXURY GOODS -- 0.8%
      11,100  Kellwood Co.                                              382,950
-------------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 4.1%
      13,500  Accredited Home Lenders Hldg. Co.*                        670,680
      10,500  Independence Community Bank Corp.                         447,090
      11,300  IndyMac Bancorp, Inc.                                     389,285
      52,900  Ocwen Financial Corp.*                                    505,724
                                                                  -------------
                                                                      2,012,779
-------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
                (COST $34,491,886)                                   45,351,529
-------------------------------------------------------------------------------
EXCHANGE-TRADED FUND -- 2.8%
       7,100  iShares Russell 2000
                Value Index Fund
                (COST $1,271,211)                                 $   1,370,016
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.5%
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$  2,212,000  State Street Bank and Trust Co.
              repurchase agreement,
              dated 12/31/2004, maturity
              value $2,212,391 at
              2.12%, due 1/3/2005 (1)
                (COST $2,212,000)                                 $   2,212,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
  (COST $37,975,097)                                                 48,933,545
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.1)%                                                (48,321)
-------------------------------------------------------------------------------
NET ASSETS -- 100%                                                $  48,885,224
-------------------------------------------------------------------------------

 *  Non-income producing security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian Asset Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2004



COMMON STOCKS -- 15.2%
Shares                                                 Value
------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.3%
       3,044  Boeing Co.                       $     157,588
       2,736  Honeywell Int'l., Inc.                  96,882
       1,046  Lockheed Martin Corp.                   58,105
       1,212  Northrop Grumman Corp.                  65,884
       1,924  Raytheon Co.                            74,709
         318  United Technologies Corp.               32,865
                                               -------------
                                                     486,033
------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 0.1%
       2,119  United Parcel Svc., Inc.               181,090
------------------------------------------------------------
AIRLINES -- 0.0%
       2,503  Southwest Airlines Co.                  40,749
------------------------------------------------------------
AUTOMOBILES -- 0.2%
       5,835  Ford Motor Co.                          85,425
       2,438  General Motors Corp.                    97,666
       1,219  Harley-Davidson, Inc.                   74,054
                                               -------------
                                                     257,145
------------------------------------------------------------
BEVERAGES -- 0.4%
       2,438  Anheuser-Busch Cos., Inc.              123,680
       4,595  Coca-Cola Co.                          191,290
       3,197  Coca-Cola Enterprises, Inc.             66,658
       2,867  PepsiCo., Inc.                         149,657
       2,305  The Pepsi Bottling Group, Inc.          62,327
                                               -------------
                                                     593,612
------------------------------------------------------------
BIOTECHNOLOGY -- 0.2%
       2,242  Amgen, Inc.*                           143,824
         917  Biogen Idec, Inc.*                      61,081
       1,035  Chiron Corp.*                           34,497
       1,726  MedImmune, Inc.*                        46,792
                                               -------------
                                                     286,194
------------------------------------------------------------
BUILDING PRODUCTS -- 0.1%
       2,608  Masco Corp.                             95,270
------------------------------------------------------------
CAPITAL MARKETS -- 0.4%
       2,547  Bank of New York, Inc.                  85,121
       8,048  Charles Schwab Corp.                    96,254
       1,000  Goldman Sachs Group, Inc.              104,040
         980  Lehman Brothers Hldgs., Inc.            85,730
       2,356  Mellon Financial Corp.                  73,295
         410  Merrill Lynch & Co., Inc.               24,506
       3,352  Morgan Stanley                         186,103
          57  State Street Corp.                       2,800
                                               -------------
                                                     657,849
------------------------------------------------------------
CHEMICALS -- 0.2%
         567  Dow Chemical Co.                        28,072
       3,035  E.I. Du Pont de Nemours & Co.          148,867
       1,085  Monsanto Co.                            60,272
       1,174  PPG Inds., Inc.                         80,020
       1,770  Rohm & Haas Co.                         78,287
                                               -------------
                                                     395,518
------------------------------------------------------------
COMMERCIAL BANKS -- 1.0%
      14,194  Bank of America Corp.                  666,976
       1,872  BB&T Corp.                              78,718
       2,217  Fifth Third Bancorp                    104,820
       1,410  KeyCorp                                 47,799
       3,312  U.S. Bancorp                           103,732
       4,992  Wachovia Corp.                         262,579
       3,950  Wells Fargo & Co.                      245,492
                                               -------------
                                                   1,510,116
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 0.2%
       5,396  Cendant Corp.                    $     126,159
       1,807  Cintas Corp.                            79,255
       1,630  Pitney Bowes, Inc.                      75,436
       2,779  Waste Management, Inc.                  83,203
                                               -------------
                                                     364,053
------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.4%
      15,125  Cisco Systems, Inc.*                   291,913
       6,482  Corning, Inc.*                          76,293
       6,075  Motorola, Inc.                         104,490
       4,768  QUALCOMM, Inc.                         202,163
                                               -------------
                                                     674,859
------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 0.6%
       4,776  Dell, Inc.*                            201,261
       5,386  EMC Corp.*                              80,090
       8,215  Hewlett Packard Co.                    172,268
       4,066  Int'l. Business Machines               400,826
      12,916  Sun Microsystems, Inc.*                 69,488
                                               -------------
                                                     923,933
------------------------------------------------------------
CONSUMER FINANCE -- 0.2%
       1,972  American Express Co.                   111,162
         146  Capital One Financial Corp.             12,295
       4,750  MBNA Corp.                             133,902
       2,265  SLM Corp.                              120,928
                                               -------------
                                                     378,287
------------------------------------------------------------
DISTRIBUTORS -- 0.1%
       2,967  Genuine Parts Co.                      130,726
------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.5%
      11,373  Citigroup, Inc.                        547,951
       5,066  J.P. Morgan Chase & Co.                197,625
                                               -------------
                                                     745,576
------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
       1,564  ALLTEL Corp.                            91,901
       1,989  AT & T Corp.                            37,910
       5,078  BellSouth Corp.                        141,118
       5,290  SBC Comm., Inc.                        136,323
       1,710  Sprint Corp.                            42,494
       4,971  Verizon Comm.                          201,375
                                               -------------
                                                     651,121
------------------------------------------------------------
ELECTRIC UTILITIES -- 0.3%
       1,705  Entergy Corp.                          115,241
       1,050  Exelon Corp.                            46,273
       1,214  FPL Group, Inc.                         90,746
       1,395  Progress Energy, Inc.                   63,110
       2,650  Southern Co.                            88,828
       1,292  TXU Corp.                               83,412
                                               -------------
                                                     487,610
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.1%
         424  Cooper Inds. Ltd.                       28,785
       1,106  Emerson Electric Co.                    77,531
                                               -------------
                                                     106,316
------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Asset Allocation Fund

December 31, 2004


------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.1%
       2,990  Agilent Technologies, Inc.*      $      72,059
       4,723  Solectron Corp.*                        25,174
                                               -------------
                                                      97,233
------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.1%
       2,205  Baker Hughes, Inc.                      94,087
       1,681  Schlumberger Ltd.                      112,543
                                               -------------
                                                     206,630
------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 0.5%
         840  Albertson's, Inc.                       20,059
       2,620  CVS Corp.                              118,084
       2,409  Kroger Co.*                             42,254
       1,099  Safeway, Inc.*                          21,694
      10,695  Wal-Mart Stores, Inc.                  564,910
                                               -------------
                                                     767,001
------------------------------------------------------------
FOOD PRODUCTS -- 0.4%
       2,194  Archer-Daniels-Midland Co.              48,948
       2,621  Campbell Soup Co.                       78,342
       2,662  ConAgra Foods, Inc.                     78,396
         928  General Mills, Inc.                     46,131
       2,424  H.J. Heinz Co.                          94,512
       1,334  Hershey Foods Corp.                     74,090
       2,012  Kellogg Co.                             89,856
       1,269  W.M. Wrigley Jr. Co.                    87,802
                                               -------------
                                                     598,077
------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.5%
       2,128  Baxter Int'l., Inc.                     73,501
       2,122  Becton Dickinson & Co., Inc.           120,530
       2,932  Boston Scientific Corp.*               104,233
         272  C.R. Bard, Inc.                         17,402
       2,016  Guidant Corp.                          145,354
       1,756  Medtronic, Inc.                         87,220
       2,884  St. Jude Medical, Inc.*                120,926
       1,188  Stryker Corp.                           57,321
         884  Zimmer Hldgs., Inc.*                    70,826
                                               -------------
                                                     797,313
------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 0.2%
         998  AmerisourceBergen Corp.                 58,562
         746  Cigna Corp.                             60,851
         306  HCA, Inc.                               12,228
       3,629  Health Management Assoc., Inc.          82,451
       1,178  McKesson Corp.                          37,060
       1,512  Tenet Healthcare Corp.*                 16,602
         929  WellPoint, Inc.*                       106,835
                                               -------------
                                                     374,589
------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 0.3%
       2,190  Carnival Corp.                         126,210
       2,751  McDonald's Corp.                        88,197
       2,943  Starbucks Corp.*                       183,525
                                               -------------
                                                     397,932
------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.3%
         614  Clorox Co.                              36,183
       1,955  Kimberly-Clark Corp.                   128,658
       5,120  Procter & Gamble Co.                   282,010
                                               -------------
                                                     446,851
------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.8%
       2,236  3M Co.                                 183,509
      23,903  General Electric Co.                   872,459
       6,224  Tyco Int'l. Ltd.                       222,446
                                               -------------
                                                   1,278,414
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 0.3%
       2,142  Automatic Data Processing, Inc.  $      94,998
       2,525  Electronic Data Systems Corp.           58,327
       4,416  First Data Corp.                       187,857
         957  Paychex, Inc.                           32,615
       1,608  Sabre Hldgs. Corp.                      35,633
                                               -------------
                                                     409,430
------------------------------------------------------------
INSURANCE -- 0.6%
       2,353  AFLAC, Inc.                             93,743
       2,008  Allstate Corp.                         103,854
       5,515  American Int'l. Group, Inc.            362,170
       1,281  Chubb Corp.                             98,509
         186  Loews Corp.                             13,076
       2,164  Marsh & McLennan Cos., Inc.             71,196
       2,884  MetLife, Inc.                          116,831
       1,253  Progressive Corp.                      106,304
         687  St. Paul Travelers Cos., Inc.           25,467
                                               -------------
                                                     991,150
------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.0%
       1,884  Yahoo! Inc.*                            70,989
------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.1%
       1,149  Eastman Kodak Co.                       37,055
       3,448  Mattel, Inc.                            67,202
                                               -------------
                                                     104,257
------------------------------------------------------------
MACHINERY -- 0.2%
       1,626  Caterpillar, Inc.                      158,551
       1,491  Deere & Co.                            110,930
       2,138  Dover Corp.                             89,668
                                               -------------
                                                     359,149
------------------------------------------------------------
MEDIA -- 0.5%
       2,046  Clear Channel Comm., Inc.               68,520
       3,217  Comcast Corp. -- Class A*              107,062
         629  Gannett Co., Inc.                       51,389
       1,395  New York Times Co.                      56,916
      11,612  Time Warner, Inc.*                     225,737
          77  Tribune Co.                              3,245
       4,849  Viacom, Inc.                           176,455
       5,567  Walt Disney Co.                        154,763
                                               -------------
                                                     844,087
------------------------------------------------------------
METALS AND MINING -- 0.0%
       2,364  Alcoa, Inc.                             74,277
------------------------------------------------------------
MULTILINE RETAIL -- 0.1%
       1,602  Kohl's Corp.*                           78,771
         481  Target Corp.                            24,978
                                               -------------
                                                     103,749
------------------------------------------------------------
MULTI-UTILITIES AND UNREGULATED POWER -- 0.2%
       3,468  AES Corp.*                              47,408
       4,604  Duke Energy Corp.                      116,619
       1,682  Public Svc. Enterprise Group,
                Inc.                                  87,077
                                               -------------
                                                     251,104
------------------------------------------------------------
OIL AND GAS -- 0.9%
       1,406  Anadarko Petroleum Corp.                91,123
         294  Burlington Resources, Inc.              12,789

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian Asset Allocation Fund

December 31, 2004


------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
       5,774  ChevronTexaco Corp.              $     303,193
       1,233  ConocoPhillips                         107,061
       3,136  El Paso Corp.                           32,614
      14,298  Exxon Mobil Corp.                      732,915
       2,571  Unocal Corp.                           111,170
       3,916  Williams Cos., Inc.                     63,792
                                               -------------
                                                   1,454,657
------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.1%
       2,952  Georgia-Pacific Corp.                  110,641
------------------------------------------------------------
PERSONAL PRODUCTS -- 0.1%
       2,752  Avon Products, Inc.                    106,502
       2,784  Gillette Co.                           124,668
                                               -------------
                                                     231,170
------------------------------------------------------------
PHARMACEUTICALS -- 1.0%
       1,116  Allergan, Inc.                          90,474
       6,462  Bristol-Myers Squibb Corp.             165,556
       3,549  Eli Lilly & Co.                        201,406
       1,774  Forest Laboratories, Inc.*              79,582
       6,872  Johnson & Johnson                      435,822
       1,779  King Pharmaceuticals, Inc.*             22,060
      17,915  Pfizer, Inc.                           481,734
       3,875  Schering-Plough Corp.                   80,910
                                               -------------
                                                   1,557,544
------------------------------------------------------------
REAL ESTATE -- 0.1%
       2,383  Plum Creek Timber Co., Inc.             91,603
       1,972  Simon Ppty. Group, Inc.                127,529
                                               -------------
                                                     219,132
------------------------------------------------------------
ROAD AND RAIL -- 0.1%
       2,352  Burlington Northern Santa Fe           111,273
       1,674  Union Pacific Corp.                    112,577
                                               -------------
                                                     223,850
------------------------------------------------------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 0.5%
       2,923  Altera Corp.*                           60,506
         754  Analog Devices, Inc.                    27,838
       4,648  Applied Materials, Inc.*                79,481
       1,688  Broadcom Corp.*                         54,488
         670  Freescale Semiconductor, Inc.*          12,301
      13,630  Intel Corp.                            318,806
       1,448  KLA-Tencor Corp.*                       67,448
         549  Linear Technology Corp.                 21,279
         794  Maxim Integrated Products, Inc.         33,657
       3,302  Micron Technology, Inc.*                40,780
       1,503  Texas Instruments, Inc.                 37,004
       2,346  Xilinx, Inc.                            69,559
                                               -------------
                                                     823,147
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
SOFTWARE -- 0.6%
       1,802  Adobe Systems, Inc.              $     113,058
       3,590  Computer Associates Int'l.,
                Inc.                                 111,505
      23,245  Microsoft Corp.                        620,874
       2,830  Siebel Systems, Inc.*                   29,715
       2,739  VERITAS Software Corp.*                 78,198
                                               -------------
                                                     953,350
------------------------------------------------------------
SPECIALTY RETAIL -- 0.4%
       1,416  Bed, Bath & Beyond, Inc.*               56,399
       1,930  Best Buy Co., Inc.                     114,680
       3,143  Home Depot, Inc.                       134,332
       2,415  Lowe's Cos., Inc.                      139,080
         432  Staples, Inc.                           14,563
       5,047  The Gap, Inc.                          106,593
                                               -------------
                                                     565,647
------------------------------------------------------------
TEXTILES, APPAREL AND LUXURY GOODS -- 0.1%
       1,255  NIKE, Inc.                             113,816
------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 0.2%
       1,850  Federal National Mortgage Assn.        131,738
       4,145  Washington Mutual, Inc.                175,251
                                               -------------
                                                     306,989
------------------------------------------------------------
TOBACCO -- 0.2%
       5,316  Altria Group, Inc.                     324,807
         509  UST, Inc.                               24,488
                                               -------------
                                                     349,295
------------------------------------------------------------
              TOTAL COMMON STOCKS
                (COST $24,009,224)                24,047,527
------------------------------------------------------------
MUTUAL FUND -- 80.0%
EQUITY -- 80.0%
  15,277,311  The Guardian S&P 500 Index
                Fund, Class A (1)+
                (COST $132,417,998)            $ 126,801,679
------------------------------------------------------------
U.S. GOVERNMENT SECURITY -- 1.2%
Principal
Amount                                                 Value
------------------------------------------------------------
$  1,900,000  U.S. Treasury Bill
                1.81%, due 1/20/2005 (2)
                (COST $1,898,185)              $   1,898,185
------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Asset Allocation Fund

December 31, 2004




December 31, 2004


REPURCHASE AGREEMENT -- 3.7%
Principal
Amount                                                 Value
------------------------------------------------------------
$  5,890,000  State Street Bank and Trust Co.
              repurchase agreement,
              dated 12/31/2004, maturity
              value $5,891,041 at
              2.12%, due 1/3/2005 (3)
                (COST $5,890,000)              $   5,890,000
------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
  (COST $164,215,407)                            158,637,391
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
  AND OTHER ASSETS -- (0.1)%                        (200,192)
------------------------------------------------------------
NET ASSETS -- 100%                             $ 158,437,199
------------------------------------------------------------

 *  Non-income producing security.

 +  The Guardian S&P 500 Index Fund financials are included herein.

(1) Majority-owned subsidiary.

(2) The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.

(3) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.


PURCHASED FUTURES CONTRACTS
                                         Unrealized
Contracts   Description   Expiration   Appreciation
---------------------------------------------------
20         S&P 500 Index    3/2005    $     132,339
---------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian S&P 500 Index Fund

SCHEDULE OF INVESTMENTS

December 31, 2004



COMMON STOCKS -- 96.9%
Shares                                                                   Value
------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.0%
     12,788  Boeing Co.                                          $     662,035
      3,125  General Dynamics Corp.                                    326,875
      2,343  Goodrich Corp.                                             76,476
     13,224  Honeywell Int'l., Inc.                                    468,262
      1,600  L-3 Comm. Hldgs., Inc.                                    117,184
      6,804  Lockheed Martin Corp.                                     377,962
      5,740  Northrop Grumman Corp.                                    312,026
      6,629  Raytheon Co.                                              257,404
      2,645  Rockwell Collins, Inc.                                    104,319
      7,755  United Technologies Corp.                                 801,479
                                                                 -------------
                                                                     3,504,022
------------------------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 1.1%
      4,550  FedEx Corp.                                               448,129
        810  Ryder Systems, Inc.                                        38,694
     17,015  United Parcel Svc., Inc.                                1,454,102
                                                                 -------------
                                                                     1,940,925
------------------------------------------------------------------------------
AIRLINES -- 0.1%
      1,785  Delta Airlines, Inc.*                                      13,352
     12,232  Southwest Airlines Co.                                    199,137
                                                                 -------------
                                                                       212,489
------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.2%
        945  Cooper Tire & Rubber Co.                                   20,365
      2,085  Dana Corp.                                                 36,133
      8,041  Delphi Corp.                                               72,530
      4,365  Goodyear Tire & Rubber Co.*                                63,991
      2,858  Johnson Controls, Inc.                                    181,311
      1,852  Visteon Corp.                                              18,094
                                                                 -------------
                                                                       392,424
------------------------------------------------------------------------------
AUTOMOBILES -- 0.6%
     28,159  Ford Motor Co.                                            412,248
      8,879  General Motors Corp.                                      355,693
      4,838  Harley-Davidson, Inc.                                     293,908
                                                                 -------------
                                                                     1,061,849
------------------------------------------------------------------------------
BEVERAGES -- 2.2%
        525  Adolph Coors Co.                                           39,727
     11,891  Anheuser-Busch Cos., Inc.                                 603,231
      1,990  Brown-Forman Corp.                                         96,873
     37,132  Coca-Cola Co.                                           1,545,805
      7,664  Coca-Cola Enterprises, Inc.                               159,794
     25,965  PepsiCo., Inc.                                          1,355,373
      4,359  The Pepsi Bottling Group, Inc.                            117,867
                                                                 -------------
                                                                     3,918,670
------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.3%
     19,558  Amgen, Inc.*                                            1,254,646
      3,019  Applera Corp.-Applied Biosystems Group                     63,127
      5,022  Biogen Idec, Inc.*                                        334,515
      2,723  Chiron Corp.*                                              90,758
      3,379  Genzyme Corp.*                                            196,218
      6,600  Gilead Sciences, Inc.*                                    230,934
      3,661  MedImmune, Inc.*                                           99,250
                                                                 -------------
                                                                     2,269,448
------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
      3,186  American Standard Cos., Inc.*                             131,645
      7,483  Masco Corp.                                               273,354
                                                                 -------------
                                                                       404,999
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
CAPITAL MARKETS -- 2.8%
     11,877  Bank of New York, Inc.                              $     396,929
      1,537  Bear Stearns Cos., Inc.                                   157,250
     19,889  Charles Schwab Corp.                                      237,872
      5,500  E*TRADE Financial Corp.*                                   82,225
      1,600  Federated Investors, Inc.                                  48,640
      3,801  Franklin Resources, Inc.                                  264,740
      7,166  Goldman Sachs Group, Inc.                                 745,551
      3,184  Janus Capital Group, Inc.                                  53,523
      4,199  Lehman Brothers Hldgs., Inc.                              367,328
      6,309  Mellon Financial Corp.                                    196,273
     15,654  Merrill Lynch & Co., Inc.                                 935,640
     16,508  Morgan Stanley                                            916,524
      3,195  Northern Trust Corp.                                      155,213
      5,114  State Street Corp.                                        251,200
      1,728  T. Rowe Price Group, Inc.                                 107,482
                                                                 -------------
                                                                     4,916,390
------------------------------------------------------------------------------
CHEMICALS -- 1.6%
      3,281  Air Products & Chemicals, Inc.                            190,199
     14,085  Dow Chemical Co.                                          697,348
     15,009  E.I. Du Pont de Nemours & Co.                             736,191
      1,083  Eastman Chemical Co.                                       62,522
      4,653  Ecolab, Inc.                                              163,460
      1,823  Engelhard Corp.                                            55,911
        685  Great Lakes Chemical Corp.                                 19,516
      1,497  Hercules, Inc.*                                            22,230
      1,377  Int'l. Flavors & Fragrances, Inc.                          58,991
      3,976  Monsanto Co.                                              220,867
      2,774  PPG Inds., Inc.                                           189,076
      5,132  Praxair, Inc.                                             226,578
      3,834  Rohm & Haas Co.                                           169,578
      1,093  Sigma-Aldrich                                              66,083
                                                                 -------------
                                                                     2,878,550
------------------------------------------------------------------------------
COMMERCIAL BANKS -- 5.7%
      5,373  AmSouth Bancorporation                                    139,161
     62,976  Bank of America Corp.                                   2,959,242
      8,563  BB&T Corp.                                                360,074
      2,548  Comerica, Inc.                                            155,479
      8,646  Fifth Third Bancorp                                       408,783
      1,845  First Horizon Nat'l. Corp.                                 79,538
      3,600  Huntington Bancshares, Inc.                                89,208
      6,165  KeyCorp                                                   208,994
      1,800  M & T Bank Corp.                                          194,112
      3,714  Marshall & Ilsley Corp.                                   164,159
      9,265  National City Corp.                                       347,901
      3,607  North Fork Bancorporation, Inc.                           104,062
      4,177  PNC Financial Svcs. Group                                 239,927
      7,283  Regions Financial Corp.                                   259,202
      4,276  SunTrust Banks, Inc.                                      315,911
      4,926  Synovus Financial Corp.                                   140,785
     30,104  U.S. Bancorp                                              942,857
     24,514  Wachovia Corp.                                          1,289,436
     25,987  Wells Fargo & Co.                                       1,615,092
      1,438  Zions Bancorporation                                       97,827
                                                                 -------------
                                                                    10,111,750
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian S&P 500 Index Fund

December 31, 2004


------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 1.0%
      4,995  Allied Waste Inds., Inc.*                           $      46,354
      2,845  Apollo Group, Inc.*                                       229,620
      1,581  Avery Dennison Corp.                                       94,813
     15,262  Cendant Corp.                                             356,826
      2,425  Cintas Corp.                                              106,360
        997  Deluxe Corp.                                               37,218
      2,052  Equifax, Inc.                                              57,661
      2,604  H & R Block, Inc.                                         127,596
      1,707  Monster Worldwide, Inc.*                                   57,423
      3,634  Pitney Bowes, Inc.                                        168,181
      4,423  R.R. Donnelley & Sons Co.                                 156,088
      2,547  Robert Half Int'l., Inc.                                   74,958
      8,974  Waste Management, Inc.                                    268,682
                                                                 -------------
                                                                     1,781,780
------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.6%
     11,132  ADC Telecomm., Inc.*                                       29,834
      2,400  Andrew Corp.*                                              32,712
      6,102  Avaya, Inc.*                                              104,954
      7,613  CIENA Corp.*                                               25,427
    103,242  Cisco Systems, Inc.*                                    1,992,571
      2,380  Comverse Technology, Inc.*                                 58,191
     20,197  Corning, Inc.*                                            237,719
     18,734  JDS Uniphase Corp.*                                        59,387
     67,556  Lucent Technologies, Inc.*                                254,010
     35,440  Motorola, Inc.                                            609,568
     25,104  QUALCOMM, Inc.                                          1,064,410
      2,311  Scientific Atlanta, Inc.                                   76,286
      5,897  Tellabs, Inc.*                                             50,655
                                                                 -------------
                                                                     4,595,724
------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 3.9%
      6,053  Apple Computer, Inc.*                                     389,813
     38,726  Dell, Inc.*                                             1,631,914
     36,868  EMC Corp.*                                                548,227
      4,621  Gateway, Inc.*                                             27,772
     46,798  Hewlett Packard Co.                                       981,354
     26,281  Int'l. Business Machines                                2,590,781
      1,823  Lexmark Int'l. Group, Inc.*                               154,955
      1,379  NCR Corp.*                                                 95,468
      5,702  Network Appliance, Inc.*                                  189,421
      1,349  QLogic Corp.*                                              49,549
     46,932  Sun Microsystems, Inc.*                                   252,494
                                                                 -------------
                                                                     6,911,748
------------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 0.0%
      1,050  Fluor Corp.                                                57,235
------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.0%
      1,439  Vulcan Materials Co.                                       78,584
------------------------------------------------------------------------------
CONSUMER FINANCE -- 1.3%
     19,651  American Express Co.                                    1,107,727
      3,450  Capital One Financial Corp.                               290,525
     19,217  MBNA Corp.                                                541,727
      4,111  Providian Financial Corp.*                                 67,708
      7,101  SLM Corp.                                                 379,122
                                                                 -------------
                                                                     2,386,809
------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.2%
      1,626  Ball Corp.                                                 71,511
      1,504  Bemis Co., Inc.                                            43,751
      2,261  Pactiv Corp.*                                              57,181
      2,781  Sealed Air Corp.*                                         148,144
        697  Temple-Inland, Inc.                                        47,675
                                                                 -------------
                                                                       368,262
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
DISTRIBUTORS -- 0.1%
      2,486  Genuine Parts Co.                                   $     109,533
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.6%
      3,200  CIT Group, Inc.                                           146,624
     78,862  Citigroup, Inc.                                         3,799,571
     54,353  J.P. Morgan Chase & Co.                                 2,120,311
      2,359  Moody's Corp.                                             204,879
      5,116  Principal Financial Group, Inc.                           209,449
                                                                 -------------
                                                                     6,480,834
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.9%
      4,514  ALLTEL Corp.                                              265,243
     12,198  AT & T Corp.                                              232,494
     28,012  BellSouth Corp.                                           778,454
      1,992  CenturyTel, Inc.                                           70,656
      6,319  Citizens Comm. Co.                                         87,139
     30,623  Qwest Comm. Int'l., Inc.*                                 135,966
     50,060  SBC Comm., Inc.                                         1,290,046
     21,364  Sprint Corp.                                              530,895
     41,885  Verizon Comm.                                           1,696,761
                                                                 -------------
                                                                     5,087,654
------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 2.0%
      1,753  Allegheny Energy, Inc.*                                    34,552
      2,471  Ameren Corp.                                              123,896
      6,284  American Electric Power, Inc.                             215,793
      4,248  CenterPoint Energy, Inc.                                   48,002
      2,886  CiNergy Corp.                                             120,144
      3,075  Consolidated Edison, Inc.                                 134,531
      2,578  DTE Energy Co.                                            111,189
      4,648  Edison Int'l.                                             148,875
      3,618  Entergy Corp.                                             244,541
      9,904  Exelon Corp.                                              436,469
      5,049  FirstEnergy Corp.                                         199,486
      2,907  FPL Group, Inc.                                           217,298
      6,344  PG&E Corp.*                                               211,128
      1,212  Pinnacle West Capital Corp.                                53,825
      2,692  PPL Corp.                                                 143,430
      4,069  Progress Energy, Inc.                                     184,082
     12,246  Southern Co.                                              410,486
      2,624  TECO Energy, Inc.                                          40,252
      4,437  TXU Corp.                                                 286,453
      6,601  Xcel Energy, Inc.                                         120,138
                                                                 -------------
                                                                     3,484,570
------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
      2,786  American Power Conversion Corp.                            59,620
      1,359  Cooper Inds. Ltd.                                          92,263
      6,564  Emerson Electric Co.                                      460,136
      1,094  Power-One, Inc.*                                            9,759
      2,645  Rockwell Automation, Inc.                                 131,060
                                                                 -------------
                                                                       752,838
------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.3%
      7,382  Agilent Technologies, Inc.*                               177,906
      2,726  Jabil Circuit, Inc.*                                       69,731
      2,802  Molex, Inc.                                                84,060
      7,816  Sanmina-SCI Corp.*                                         66,201
     12,349  Solectron Corp.*                                           65,820

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian S&P 500 Index Fund

December 31, 2004


------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
      3,132  Symbol Technologies, Inc.                           $      54,184
      1,336  Tektronix, Inc.                                            40,361
                                                                 -------------
                                                                       558,263
------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.9%
      2,317  B.J. Svcs. Co.                                            107,833
      5,564  Baker Hughes, Inc.                                        237,416
      6,355  Halliburton Co.                                           249,370
      2,092  Nabors Inds., Inc.*                                       107,299
      2,008  Noble Corp.*                                               99,878
      1,317  Rowan Cos., Inc.*                                          34,110
      9,003  Schlumberger Ltd.                                         602,751
      5,572  Transocean, Inc.*                                         236,197
                                                                 -------------
                                                                     1,674,854
------------------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 3.2%
      5,902  Albertson's, Inc.                                         140,940
      7,059  Costco Wholesale Corp.                                    341,726
      6,301  CVS Corp.                                                 283,986
     11,800  Kroger Co.*                                               206,972
      7,230  Safeway, Inc.*                                            142,720
      1,885  Supervalu, Inc.                                            65,070
      9,731  Sysco Corp.                                               371,432
     66,196  Wal-Mart Stores, Inc.                                   3,496,473
     15,872  Walgreen Co.                                              609,009
      2,010  Winn-Dixie Stores, Inc.                                     9,146
                                                                 -------------
                                                                     5,667,474
------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.3%
      9,568  Archer-Daniels-Midland Co.                                213,462
      6,069  Campbell Soup Co.                                         181,402
      8,628  ConAgra Foods, Inc.                                       254,094
      5,846  General Mills, Inc.                                       290,605
      5,823  H.J. Heinz Co.                                            227,039
      3,920  Hershey Foods Corp.                                       217,717
      6,444  Kellogg Co.                                               287,789
      1,968  McCormick & Co., Inc.                                      75,965
     12,269  Sara Lee Corp.                                            296,173
      3,730  W.M. Wrigley Jr. Co.                                      258,079
                                                                 -------------
                                                                     2,302,325
------------------------------------------------------------------------------
GAS UTILITIES -- 0.2%
      4,116  KeySpan Corp.                                             162,376
        674  NICOR, Inc.                                                24,898
      4,276  NiSource, Inc.                                             97,407
        527  Peoples Energy Corp.                                       23,162
                                                                 -------------
                                                                       307,843
------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 2.1%
        755  Bausch & Lomb, Inc.                                        48,667
      9,370  Baxter Int'l., Inc.                                       323,640
      3,689  Becton Dickinson & Co., Inc.                              209,535
      3,846  Biomet, Inc.                                              166,878
     12,482  Boston Scientific Corp.*                                  443,735
      1,442  C.R. Bard, Inc.                                            92,259
      1,700  Fisher Scientific Int'l., Inc.*                           106,046
      4,822  Guidant Corp.                                             347,666
      2,380  Hospira, Inc.*                                             79,730
     18,280  Medtronic, Inc.                                           907,968
        653  Millipore Corp.*                                           32,526
      2,010  PerkinElmer, Inc.                                          45,205
      5,634  St. Jude Medical, Inc.*                                   236,234

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
      6,194  Stryker Corp.                                       $     298,860
      2,568  Thermo Electron Corp.*                                     77,528
      2,045  Waters Corp.*                                              95,685
      3,813  Zimmer Hldgs., Inc.*                                      305,498
                                                                 -------------
                                                                     3,817,660
------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 2.2%
      2,336  Aetna, Inc.                                               291,416
      1,854  AmerisourceBergen Corp.                                   108,793
      6,958  Cardinal Health, Inc.                                     404,608
      6,800  Caremark Rx, Inc.*                                        268,124
      2,221  Cigna Corp.                                               181,167
      1,165  Express Scripts, Inc.*                                     89,053
      7,462  HCA, Inc.                                                 298,181
      3,671  Health Management Assoc., Inc.                             83,405
      2,389  Humana, Inc.*                                              70,929
      3,317  IMS Health, Inc.                                           76,987
      2,100  Laboratory Corp. of America Hldgs.*                       104,622
      1,456  Manor Care, Inc.                                           51,586
      4,085  McKesson Corp.                                            128,514
      4,011  Medco Health Solutions, Inc.*                             166,858
      1,738  Quest Diagnostics, Inc.                                   166,066
      6,941  Tenet Healthcare Corp.*                                    76,212
      9,720  UnitedHealth Group                                        855,652
      4,484  WellPoint, Inc.*                                          515,660
                                                                 -------------
                                                                     3,937,833
------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 1.5%
      9,614  Carnival Corp.                                            554,055
      2,575  Darden Restaurants, Inc.                                   71,431
      1,649  Harrah's Entertainment, Inc.                              110,302
      5,226  Hilton Hotels Corp.                                       118,839
      5,356  Int'l. Game Technology                                    184,139
      3,443  Marriott Int'l., Inc.                                     216,840
     20,021  McDonald's Corp.                                          641,873
      6,148  Starbucks Corp.*                                          383,389
      3,141  Starwood Hotels & Resorts Worldwide, Inc.                 183,435
      1,623  Wendy's Int'l., Inc.                                       63,719
      4,234  Yum! Brands, Inc.                                         199,760
                                                                 -------------
                                                                     2,727,782
------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.5%
      1,127  Black & Decker Corp.                                       99,548
      2,084  Centex Corp.                                              124,165
      2,219  Fortune Brands, Inc.                                      171,262
        618  KB Home                                                    64,519
      2,782  Leggett & Platt, Inc.                                      79,092
      1,066  Maytag Corp.                                               22,493
      3,827  Newell Rubbermaid, Inc.                                    92,575
      2,046  Pulte Homes, Inc.                                         130,535
        811  Snap-On, Inc.                                              27,866
      1,228  Stanley Works                                              60,160
        933  Whirlpool Corp.                                            64,573
                                                                 -------------
                                                                       936,788
------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.8%
      3,390  Clorox Co.                                                199,773
      8,248  Colgate-Palmolive Co.                                     421,968
      7,704  Kimberly-Clark Corp.                                      507,000
     39,416  Procter & Gamble Co.                                    2,171,033
                                                                 -------------
                                                                     3,299,774
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian S&P 500 Index Fund

December 31, 2004


------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 4.5%
     11,794  3M Co.                                              $     967,934
    160,251  General Electric Co.                                    5,849,161
      2,056  Textron, Inc.                                             151,733
     31,210  Tyco Int'l. Ltd.                                        1,115,445
                                                                 -------------
                                                                     8,084,273
------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 1.1%
      2,100  Affiliated Computer Svcs., Inc.*                          126,399
      9,179  Automatic Data Processing, Inc.                           407,089
      2,951  Computer Sciences Corp.*                                  166,348
      2,482  Convergys Corp.*                                           37,205
      7,704  Electronic Data Systems Corp.                             177,962
     14,105  First Data Corp.                                          600,027
      2,689  Fiserv, Inc.*                                             108,071
      6,010  Paychex, Inc.                                             204,821
      1,910  Sabre Hldgs. Corp.                                         42,325
      3,991  SunGard Data Systems, Inc.*                               113,065
      4,516  Unisys Corp.*                                              45,973
                                                                 -------------
                                                                     2,029,285
------------------------------------------------------------------------------
INSURANCE -- 4.1%
      4,286  ACE Ltd.                                                  183,226
      7,659  AFLAC, Inc.                                               305,135
     10,558  Allstate Corp.                                            546,060
      1,504  Ambac Financial Group, Inc.                               123,524
     40,006  American Int'l. Group, Inc.                             2,627,194
      4,649  Aon Corp.                                                 110,925
      2,889  Chubb Corp.                                               222,164
      2,424  Cincinnati Financial Corp.                                107,286
      4,261  Hartford Financial Svcs. Group, Inc.                      295,330
      2,226  Jefferson-Pilot Corp.                                     115,663
      2,766  Lincoln Nat'l. Corp.                                      129,117
      2,851  Loews Corp.                                               200,425
      7,934  Marsh & McLennan Cos., Inc.                               261,029
      2,115  MBIA, Inc.                                                133,837
     11,297  MetLife, Inc.                                             457,641
      3,436  Progressive Corp.                                         291,510
      8,227  Prudential Financial, Inc.                                452,156
      1,823  SAFECO Corp.                                               95,234
     10,367  St. Paul Travelers Cos., Inc.                             384,305
      1,831  Torchmark Corp.                                           104,623
      4,975  UnumProvident Corp.                                        89,252
      2,213  XL Capital Ltd.                                           171,839
                                                                 -------------
                                                                     7,407,475
------------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 0.7%
     10,156  eBay, Inc.*                                             1,180,940
------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.4%
     20,122  Yahoo! Inc.*                                              758,197
------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.2%
      1,223  Brunswick Corp.                                            60,539
      4,324  Eastman Kodak Co.                                         139,449
      2,426  Hasbro, Inc.                                               47,016
      6,117  Mattel, Inc.                                              119,220
                                                                 -------------
                                                                       366,224
------------------------------------------------------------------------------
MACHINERY -- 1.5%
      5,238  Caterpillar, Inc.                                         510,757
        841  Crane Co.                                                  24,255
        571  Cummins, Inc.                                              47,844
      4,676  Danaher Corp.                                             268,449
      3,730  Deere & Co.                                               277,512
      2,911  Dover Corp.                                               122,087
      2,354  Eaton Corp.                                               170,336

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
      4,671  Illinois Tool Works, Inc.                           $     432,908
      2,653  Ingersoll-Rand Co.                                        213,036
      1,256  ITT Inds., Inc.                                           106,069
      1,366  Navistar Int'l. Corp.*                                     60,077
      2,467  PACCAR, Inc.                                              198,544
      1,735  Pall Corp.                                                 50,228
      1,682  Parker-Hannifin Corp.                                     127,395
                                                                 -------------
                                                                     2,609,497
------------------------------------------------------------------------------
MEDIA -- 3.8%
      9,260  Clear Channel Comm., Inc.                                 310,117
     34,494  Comcast Corp. -- Class A*                               1,147,960
      1,237  Dow Jones & Co., Inc.                                      53,265
      4,065  Gannett Co., Inc.                                         332,111
      5,651  Interpublic Group Cos., Inc.*                              75,723
      1,337  Knight-Ridder, Inc.                                        89,499
      2,816  McGraw-Hill Cos., Inc.                                    257,777
        690  Meredith Corp.                                             37,398
      2,319  New York Times Co.                                         94,615
     32,000  News Corp.                                                597,120
      2,999  Omnicom Group, Inc.                                       252,876
     69,818  Time Warner, Inc.*                                      1,357,262
      5,202  Tribune Co.                                               219,212
      4,887  Univision Comm., Inc.*                                    143,042
     26,391  Viacom, Inc.                                              960,369
     31,096  Walt Disney Co.                                           864,469
                                                                 -------------
                                                                     6,792,815
------------------------------------------------------------------------------
METALS AND MINING -- 0.7%
     13,096  Alcoa, Inc.                                               411,476
      2,832  Allegheny Technologies, Inc.                               61,370
      3,526  Freeport-McMoran Copper & Gold, Inc.                      134,799
      6,419  Newmont Mining Corp.                                      285,068
      2,256  Nucor Corp.                                               118,079
      1,425  Phelps Dodge Corp.                                        140,961
      1,892  United States Steel Corp.                                  96,965
      1,195  Worthington Inds., Inc.                                    23,398
                                                                 -------------
                                                                     1,272,116
------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.1%
      1,561  Big Lots, Inc.*                                            18,935
      1,201  Dillards, Inc.                                             32,271
      4,737  Dollar General Corp.                                       98,387
      2,900  Family Dollar Stores, Inc.                                 90,567
      2,840  Federated Department Stores, Inc.                         164,124
      4,629  J.C. Penney Co., Inc.                                     191,641
      5,280  Kohl's Corp.*                                             259,617
      4,265  May Department Stores Co.                                 125,391
      2,637  Nordstrom, Inc.                                           123,227
      2,894  SearsRoebuck & Co.                                        147,681
     13,845  Target Corp.                                              718,971
                                                                 -------------
                                                                     1,970,812
------------------------------------------------------------------------------
MULTI-UTILITIES AND UNREGULATED POWER -- 0.7%
     10,232  AES Corp.*                                                139,871
      4,708  Calpine Corp.*                                             18,550
      1,896  CMS Energy Corp.*                                          19,813
      2,335  Constellation Energy Group, Inc.                          102,063
      4,770  Dominion Resources, Inc.                                  323,120
     13,778  Duke Energy Corp.                                         348,997
      4,647  Dynegy, Inc.*                                              21,469
      3,650  Public Svc. Enterprise Group, Inc.                        188,961
      3,727  Sempra Energy                                             136,706
                                                                 -------------
                                                                     1,299,550
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian S&P 500 Index Fund

December 31, 2004


------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.1%
     11,648  Xerox Corp.*                                        $     198,132
------------------------------------------------------------------------------
OIL AND GAS -- 6.0%
      1,272  Amerada Hess Corp.                                        104,787
      4,276  Anadarko Petroleum Corp.                                  277,127
      4,912  Apache Corp.                                              248,400
        966  Ashland, Inc.                                              56,395
      6,212  Burlington Resources, Inc.                                270,222
     32,488  ChevronTexaco Corp.                                     1,705,945
     10,367  ConocoPhillips                                            900,167
      6,942  Devon Energy Corp.                                        270,183
     10,252  El Paso Corp.                                             106,621
      1,669  EOG Resources, Inc.                                       119,100
    100,880  Exxon Mobil Corp.                                       5,171,109
      2,450  Kerr-McGee Corp.                                          141,585
      2,048  Kinder Morgan, Inc.                                       149,770
      4,449  Marathon Oil Corp.                                        167,327
      5,890  Occidental Petroleum Corp.                                343,740
      1,169  Sunoco, Inc.                                               95,519
      3,975  Unocal Corp.                                              171,879
      4,300  Valero Energy Corp.                                       195,220
      7,802  Williams Cos., Inc.                                       127,095
                                                                 -------------
                                                                    10,622,191
------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.5%
      3,965  Georgia-Pacific Corp.                                     148,608
      7,547  Int'l. Paper Co.                                          316,974
      1,413  Louisiana-Pacific Corp.                                    37,784
      2,831  MeadWestvaco Corp.                                         95,943
      3,511  Weyerhaeuser Co.                                          236,009
                                                                 -------------
                                                                       835,318
------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.6%
      1,201  Alberto-Culver Co.                                         58,332
      6,846  Avon Products, Inc.                                       264,940
     15,165  Gillette Co.                                              679,089
                                                                 -------------
                                                                     1,002,361
------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.6%
     23,802  Abbott Laboratories                                     1,110,364
      1,885  Allergan, Inc.                                            152,817
     29,523  Bristol-Myers Squibb Corp.                                756,379
     17,027  Eli Lilly & Co.                                           966,282
      5,593  Forest Laboratories, Inc.*                                250,902
     45,393  Johnson & Johnson                                       2,878,824
      3,608  King Pharmaceuticals, Inc.*                                44,739
     33,762  Merck & Co., Inc.                                       1,085,111
      4,100  Mylan Laboratories, Inc.                                   72,488
    117,992  Pfizer, Inc.                                            3,172,805
     22,681  Schering-Plough Corp.                                     473,579
      1,463  Watson Pharmaceuticals, Inc.*                              48,001
     20,017  Wyeth                                                     852,524
                                                                 -------------
                                                                    11,864,815
------------------------------------------------------------------------------
REAL ESTATE -- 0.5%
      1,513  Apartment Investment & Management Co.                      58,311
      6,439  Equity Office Pptys. Trust                                187,503
      4,460  Equity Residential                                        161,363
      2,659  Plum Creek Timber Co., Inc.                               102,212
      2,678  ProLogis                                                  116,038
      3,160  Simon Ppty. Group, Inc.                                   204,357
                                                                 -------------
                                                                       829,784
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
ROAD AND RAIL -- 0.5%
      5,663  Burlington Northern Santa Fe                        $     267,917
      3,037  CSX Corp.                                                 121,723
      5,523  Norfolk Southern Corp.                                    199,877
      3,900  Union Pacific Corp.                                       262,275
                                                                 -------------
                                                                       851,792
------------------------------------------------------------------------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 3.0%
      6,069  Advanced Micro Devices, Inc.*                             133,639
      5,686  Altera Corp.*                                             117,700
      5,668  Analog Devices, Inc.                                      209,263
     25,199  Applied Materials, Inc.*                                  430,903
      4,283  Applied Micro Circuits Corp.*                              18,031
      5,795  Broadcom Corp.*                                           187,063
      3,913  Freescale Semiconductor, Inc.*                             71,843
     99,614  Intel Corp.                                             2,329,971
      3,041  KLA-Tencor Corp.*                                         141,650
      4,550  Linear Technology Corp.                                   176,358
      5,783  LSI Logic Corp.*                                           31,691
      4,899  Maxim Integrated Products, Inc.                           207,669
      8,530  Micron Technology, Inc.*                                  105,345
      6,136  National Semiconductor Corp.                              110,141
      2,577  Novellus Systems, Inc.*                                    71,873
      3,946  NVIDIA Corp.*                                              92,968
      3,235  PMC-Sierra, Inc.*                                          36,394
      2,493  Teradyne, Inc.*                                            42,555
     26,280  Texas Instruments, Inc.                                   647,014
      5,339  Xilinx, Inc.                                              158,301
                                                                 -------------
                                                                     5,320,372
------------------------------------------------------------------------------
SOFTWARE -- 4.2%
      3,464  Adobe Systems, Inc.                                       217,331
      4,222  Autodesk, Inc.                                            160,225
      3,499  BMC Software, Inc.*                                        65,081
      2,659  Citrix Systems, Inc.*                                      65,225
      9,148  Computer Associates Int'l., Inc.                          284,137
      5,272  Compuware Corp.*                                           34,110
      4,446  Electronic Arts, Inc.*                                    274,229
      3,242  Intuit, Inc.*                                             142,680
      1,159  Mercury Interactive Corp.*                                 52,793
    165,976  Microsoft Corp.                                         4,433,219
      6,727  Novell, Inc.*                                              45,407
     80,487  Oracle Corp.*                                           1,104,282
      3,803  Parametric Technology Corp.*                               22,400
      5,561  PeopleSoft, Inc.*                                         147,255
      6,843  Siebel Systems, Inc.*                                      71,852
     10,000  Symantec Corp.*                                           257,600
      6,433  VERITAS Software Corp.*                                   183,662
                                                                 -------------
                                                                     7,561,488
------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.4%
      4,489  AutoNation, Inc.*                                          86,234
      1,333  AutoZone, Inc.*                                           121,716
      4,634  Bed, Bath & Beyond, Inc.*                                 184,572
      4,823  Best Buy Co., Inc.                                        286,583
      2,929  Circuit City Stores, Inc.                                  45,810
     34,767  Home Depot, Inc.                                        1,485,942
      8,155  Limited Brands                                            187,728
     12,053  Lowe's Cos., Inc.                                         694,132
      4,230  Office Depot, Inc.*                                        73,433
      1,654  OfficeMax, Inc.                                            51,902
      2,665  RadioShack Corp.                                           87,625
      2,265  Sherwin-Williams Co.                                      101,087
      7,453  Staples, Inc.                                             251,241
     13,490  The Gap, Inc.                                             284,909

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian S&P 500 Index Fund

December 31, 2004




December 31, 2004

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
      2,083  Tiffany & Co.                                       $      66,593
      7,969  TJX Cos., Inc.                                            200,261
      2,834  Toys R Us, Inc.*                                           58,012
                                                                 -------------
                                                                     4,267,780
------------------------------------------------------------------------------
TEXTILES, APPAREL AND LUXURY GOODS -- 0.4%
      2,800  Coach, Inc.*                                              157,920
      2,039  Jones Apparel Group, Inc.                                  74,566
      1,864  Liz Claiborne, Inc.                                        78,680
      4,106  NIKE, Inc.                                                372,373
        649  Reebok Int'l. Ltd.                                         28,556
      1,473  V.F. Corp.                                                 81,575
                                                                 -------------
                                                                       793,670
------------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 1.8%
      8,654  Countrywide Financial Corp.                               320,285
     10,495  Federal Home Loan Mortgage Corp.                          773,481
     14,854  Federal National Mortgage Assn.                         1,057,753
      4,552  Golden West Financial Corp.                               279,584
      1,532  MGIC Investment Corp.                                     105,570
      5,100  Sovereign Bancorp, Inc.                                   115,005
     13,818  Washington Mutual, Inc.                                   584,225
                                                                 -------------
                                                                     3,235,903
------------------------------------------------------------------------------
TOBACCO -- 1.3%
     32,351  Altria Group, Inc.                                      1,976,646
      2,145  Reynolds American, Inc.                                   168,597
      2,362  UST, Inc.                                                 113,636
                                                                 -------------
                                                                     2,258,879
------------------------------------------------------------------------------
TRADING COMPANIES AND DISTRIBUTORS -- 0.1%
      2,244  W.W. Grainger, Inc.                                       149,495
------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
     16,542  Nextel Comm., Inc.*                                       496,260
------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
               (COST $163,182,864)                                 172,997,107
------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES -- 0.2%
Principal
Amount                                                                   Value
------------------------------------------------------------------------------
             U.S. Treasury Bills
$    20,000    1.942% due 2/3/2005 (1)                           $      19,964
     20,000    2.045% due 2/17/2005 (1)                                 19,947
     20,000    2.075% due 2/17/2005 (1)                                 19,946
    100,000    2.1775% due 3/3/2005 (1)                                 99,631
    190,000    2.207% due 3/17/2005 (1)                                189,126
------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT SECURITIES
               (COST $348,614)                                         348,614
------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%
Principal
Amount                                                                   Value
------------------------------------------------------------------------------
$ 4,979,000  State Street Bank and Trust Co.
             repurchase agreement,
             dated 12/31/2004, maturity
             value $4,979,880 at
             2.12%, due 1/3/2005 (2)
               (COST $4,979,000)                                 $   4,979,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
  (COST $168,510,478)                                              178,324,721
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.1%                                             228,083
------------------------------------------------------------------------------
NET ASSETS -- 100%                                               $ 178,552,804
------------------------------------------------------------------------------

 *  Non-income producing security.

(1) The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.

(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.


PURCHASED FUTURES CONTRACTS
                                         Unrealized
Contracts   Description   Expiration   Appreciation
---------------------------------------------------
16         S&P 500 Index    3/2005    $     105,871
---------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian Baillie Gifford International Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2004



COMMON STOCKS -- 95.5%
Shares                                                    Value
---------------------------------------------------------------
AUSTRALIA -- 4.1%
  BEVERAGES -- 0.4%
      53,400  Fosters Group Ltd.                  $     241,212
  COMMERCIAL BANKS -- 0.4%
      13,354  Australia and NZ Banking Group
                Ltd.                                    214,509
  CONSTRUCTION AND ENGINEERING -- 0.4%
      20,000  Leighton Hldgs. Ltd.                      192,385
  CONTAINERS AND PACKAGING -- 0.3%
      32,066  Amcor Ltd.                                183,870
  FOOD AND STAPLES RETAILING -- 0.4%
      20,506  Woolworths Ltd.                           240,126
  MEDIA -- 0.2%
      33,000  John Fairfax Hldgs. Ltd.                  117,140
  METALS AND MINING -- 1.1%
      53,406  BHP Billiton Ltd.                         639,136
  OIL AND GAS -- 0.4%
      15,200  Woodside Petroleum Ltd.                   238,351
  REAL ESTATE -- 0.5%
      19,000  Westfield Group*                          243,539
                                                  -------------
                                                      2,310,268
---------------------------------------------------------------
DENMARK -- 2.3%
  COMMERCIAL BANKS -- 2.3%
      42,840  Danske Bank AS                          1,307,738
---------------------------------------------------------------
FINLAND -- 1.6%
  COMMUNICATIONS EQUIPMENT -- 1.6%
      55,920  Nokia OYJ                                 879,621
---------------------------------------------------------------
FRANCE -- 12.1%
  BEVERAGES -- 1.7%
       6,320  Pernod-Ricard S.A.                        964,192
  HEALTH CARE EQUIPMENT AND SUPPLIES -- 2.4%
      17,790  Essilor Int'l. S.A.                     1,388,346
  MEDIA -- 1.2%
      20,852  Vivendi Universal S.A.*                   663,061
  OIL AND GAS -- 2.9%
       7,490  Total S.A.                              1,629,372
  PERSONAL PRODUCTS -- 1.7%
      13,091  L'Oreal S.A.                              989,734
  PHARMACEUTICALS -- 2.2%
      15,565  Sanofi-Synthelabo S.A.                  1,238,936
                                                  -------------
                                                      6,873,641
---------------------------------------------------------------
GERMANY -- 5.4%
  HEALTH CARE PROVIDERS AND SERVICES -- 0.9%
       6,150  Celesio AG                                498,184
  MACHINERY -- 0.7%
      11,178  MAN AG                                    428,831
  MULTI-UTILITIES AND UNREGULATED POWER -- 0.9%
       9,760  RWE AG                                    537,733
  SOFTWARE -- 1.8%
       5,628  SAP AG                                  1,001,087
  TEXTILES, APPAREL AND LUXURY GOODS -- 1.1%
       3,770  Adidas-Salomon AG                         606,035
                                                  -------------
                                                      3,071,870
---------------------------------------------------------------
HONG KONG -- 2.9%
  COMMERCIAL BANKS -- 0.9%
     169,500  BOC Hong Kong Hldgs. Ltd.                 323,831
      13,000  Hang Seng Bank Ltd.                       180,630
                                                  -------------
                                                        504,461
  DISTRIBUTORS -- 0.2%
      78,000  Li & Fung Ltd.                            131,458
  DIVERSIFIED FINANCIAL SERVICES -- 0.3%
      50,000  Hong Kong Exchanges & Clearing
                Ltd.                                    134,122

---------------------------------------------------------------
Shares                                                    Value
---------------------------------------------------------------
  REAL ESTATE -- 1.5%
      59,000  Cheung Kong Hldgs. Ltd.             $     590,167
      28,000  Sun Hung Kai Properties Ltd.              280,079
                                                  -------------
                                                        870,246
                                                  -------------
                                                      1,640,287
---------------------------------------------------------------
IRELAND -- 3.1%
  COMMERCIAL BANKS -- 1.4%
      39,230  Allied Irish Banks PLC                    815,172
  CONSTRUCTION MATERIALS -- 1.7%
      35,380  CRH PLC                                   943,510
                                                  -------------
                                                      1,758,682
---------------------------------------------------------------
ITALY -- 4.4%
  INSURANCE -- 2.8%
      20,630  Assicurazioni Generali SPA*               697,333
      40,860  Riunione Adriatica di Sicurta SPA*        920,395
                                                  -------------
                                                      1,617,728
  OIL AND GAS -- 1.6%
      35,990  ENI SPA                                   897,416
                                                  -------------
                                                      2,515,144
---------------------------------------------------------------
JAPAN -- 22.5%
  AUTO COMPONENTS -- 1.1%
      33,000  Bridgestone Corp.                         655,310
  AUTOMOBILES -- 1.6%
      21,900  Toyota Motor Corp.                        888,961
  BUILDING PRODUCTS -- 2.0%
     102,000  Asahi Glass Co.                         1,121,970
  COMMERCIAL BANKS -- 1.1%
         104  UFJ Hldgs., Inc.*                         628,677
  DIVERSIFIED FINANCIAL SERVICES -- 1.2%
       9,700  Promise Co.                               691,171
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
          67  Nippon Tele. & Tel. Corp.                 300,010
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.7%
      26,000  Alps Electric Co. Ltd.                    386,469
       2,800  Keyence Corp.                             625,796
      38,500  Konica Corp.                              509,686
                                                  -------------
                                                      1,521,951
  HOUSEHOLD PRODUCTS -- 1.0%
      22,000  Kao Corp.                                 561,083
  INSURANCE -- 1.1%
      70,000  Mitsui Sumitomo Insurance Co.             606,444
  MACHINERY -- 1.0%
      20,000  Daikin Inds. Ltd.                         576,268
  MARINE -- 0.9%
      89,000  Mitsui O.S.K. Lines Ltd.                  532,804
  MULTILINE RETAIL -- 0.7%
      40,000  Takashimaya Co. Ltd.                      383,919
  OFFICE ELECTRONICS -- 1.7%
      29,000  Brother Inds. Ltd.                        245,877
      13,000  Canon, Inc.                               699,796
                                                  -------------
                                                        945,673
  REAL ESTATE -- 0.6%
      27,000  Sumitomo Realty & Dev't. Co. Ltd.         351,134
  ROAD AND RAIL -- 1.1%
     120,000  Tokyu Corp.                               647,133
  SPECIALTY RETAIL -- 0.9%
      11,900  Yamada Denki Co., Ltd.                    508,527

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Baillie Gifford International Growth Fund

December 31, 2004


---------------------------------------------------------------
Shares                                                    Value
---------------------------------------------------------------
  TOBACCO -- 1.9%
          96  Japan Tobacco, Inc.                 $   1,093,352
  TRADING COMPANIES AND DISTRIBUTORS -- 1.4%
      86,000  Mitsui & Co. Ltd.                         769,337
                                                  -------------
                                                     12,783,724
---------------------------------------------------------------
NETHERLANDS -- 0.6%
  HOUSEHOLD DURABLES -- 0.6%
      13,650  Philips Electronics (KON)                 360,506
---------------------------------------------------------------
NEW ZEALAND -- 0.4%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
      53,400  Telecom. Corp. of New Zealand             236,012
---------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 0.8%
  OIL AND GAS -- 0.8%
     807,500  CNOOC Ltd                                 433,732
---------------------------------------------------------------
RUSSIA -- 0.6%
  OIL AND GAS -- 0.6%
       2,840  LUKOIL ADR                                347,900
---------------------------------------------------------------
SINGAPORE -- 0.6%
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.3%
      19,000  Venture Corp. Ltd.                        185,065
  MEDIA -- 0.3%
      56,000  Singapore Press Hldgs. Ltd.               157,804
                                                  -------------
                                                        342,869
---------------------------------------------------------------
SOUTH AFRICA -- 0.7%
  METALS AND MINING -- 0.3%
       5,200  Anglo American Platinum Corp.             190,513
  OIL AND GAS -- 0.4%
      10,156  Sasol Ltd                                 217,500
                                                  -------------
                                                        408,013
---------------------------------------------------------------
SPAIN -- 2.7%
  COMMERCIAL BANKS -- 1.4%
      12,130  Banco Popular Espanol S.A.                796,389
  TOBACCO -- 1.3%
      16,720  Altadis S.A.                              762,761
                                                  -------------
                                                      1,559,150
---------------------------------------------------------------
SWEDEN -- 5.1%
  COMMERCIAL BANKS -- 1.3%
      28,440  Svenska Handelsbanken AB                  737,594
  COMMUNICATIONS EQUIPMENT -- 1.0%
     182,870  LM Ericsson*                              581,192
  MACHINERY -- 2.8%
      24,860  Atlas Copco AB                          1,034,203
      14,040  Sandvik AB                                564,084
                                                  -------------
                                                      1,598,287
                                                  -------------
                                                      2,917,073
---------------------------------------------------------------
SWITZERLAND -- 3.4%
  COMMERCIAL BANKS -- 2.1%
      14,100  UBS AG                                  1,178,295
  ELECTRICAL EQUIPMENT -- 1.3%
     134,300  ABB Ltd.*                                 747,419
                                                  -------------
                                                      1,925,714
---------------------------------------------------------------
UNITED KINGDOM -- 22.2%
  COMMERCIAL BANKS -- 5.3%
      69,800  Barclays PLC                              783,635
      55,000  HSBC Hldgs.                               926,217
      25,664  Royal Bank of Scotland                    861,429
      23,000  Standard Chartered PLC                    426,765
                                                  -------------
                                                      2,998,046

---------------------------------------------------------------
Shares                                                    Value
---------------------------------------------------------------
  HOTELS, RESTAURANTS AND LEISURE -- 2.0%
       8,600  Carnival PLC                        $     523,617
     112,000  Hilton Group PLC                          610,466
                                                  -------------
                                                      1,134,083
  METALS AND MINING -- 0.8%
      40,000  BHP Billiton PLC                          467,850
  MULTILINE RETAIL -- 0.7%
      13,000  Next PLC                                  410,950
  OIL AND GAS -- 3.3%
      58,000  BG Group PLC                              393,362
     155,000  BP PLC                                  1,508,539
                                                  -------------
                                                      1,901,901
  PHARMACEUTICALS -- 2.0%
      48,302  GlaxoSmithKline PLC                     1,130,830
  SOFTWARE -- 0.3%
      41,000  Sage Group                                158,867
  TOBACCO -- 3.6%
      29,000  British American Tobacco PLC              498,647
      56,000  Imperial Tobacco                        1,530,993
                                                  -------------
                                                      2,029,640
  WIRELESS TELECOMMUNICATION SERVICES -- 4.2%
     210,000  mmO2*                                     493,858
     707,650  Vodafone Group                          1,914,997
                                                  -------------
                                                      2,408,855
                                                  -------------
                                                     12,641,022
---------------------------------------------------------------
              TOTAL COMMON STOCKS
                (COST $37,439,223)                   54,312,966
---------------------------------------------------------------
PREFERRED STOCKS -- 2.6%
BRAZIL -- 1.0%
  OIL AND GAS -- 1.0%
      16,500  Petroleo Brasileiro S.A. ADR        $     597,465
---------------------------------------------------------------
GERMANY -- 1.6%
  AUTOMOBILES -- 1.6%
       1,440  Porsche AG                                915,210
---------------------------------------------------------------
              TOTAL PREFERRED STOCKS
                (COST $884,143)                       1,512,675
---------------------------------------------------------------

CONVERTIBLE BOND -- 0.5%
Principal
Amount                                                    Value
---------------------------------------------------------------
JAPAN -- 0.5%
  COMMERCIAL BANKS -- 0.5%
Y 12,000,000  SMFG Finance
                2.25% due 7/11/2005
                (COST $95,661)                    $     278,363
---------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian Baillie Gifford International Growth Fund

December 31, 2004


REPURCHASE AGREEMENT -- 1.4%
Principal
Amount                                                    Value
---------------------------------------------------------------
$    801,000  State Street Bank and Trust Co.
              repurchase agreement,
              dated 12/31/2004, maturity
              value $801,060 at
              0.90%, due 1/3/2005 (1)
                (COST $801,000)                   $     801,000
---------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
  (COST $39,220,027)                                 56,905,004
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- 0.0%                                  (13,571)
---------------------------------------------------------------
NET ASSETS -- 100%                                $  56,891,433
---------------------------------------------------------------

 *  Non-income producing security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY OF TERMS:
    ADR -- American Depositary Receipt.
    Y -- Japanese Yen.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Baillie Gifford Emerging Markets Fund

SCHEDULE OF INVESTMENTS

December 31, 2004



COMMON STOCKS -- 91.5%
Shares                                                 Value
------------------------------------------------------------
ARGENTINA -- 0.0%
  DISTRIBUTORS -- 0.0%
     11,480  Imp. Y Exp. Patagonia             $      56,000
------------------------------------------------------------
BRAZIL -- 6.0%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.2%
    132,600  Telecom. Norte Leste
               Participacoes ADR                   2,236,962
  METALS AND MINING -- 1.8%
     37,300  Comp. Siderurgica Nacional S.A.
               ADR                                   713,176
     36,900  Comp. Vale Do Rio Doce ADR            1,070,469
                                               -------------
                                                   1,783,645
  OIL AND GAS -- 1.3%
     33,000  Petroleo Brasileiro S.A. ADR          1,312,740
  PAPER AND FOREST PRODUCTS -- 0.7%
     44,500  Votorantim Celulose e Papel S.A.
               ADR                                   720,900
                                               -------------
                                                   6,054,247
------------------------------------------------------------
CHILE -- 0.5%
  COMMERCIAL BANKS -- 0.5%
     15,000  Banco Santander Chile ADR               507,900
------------------------------------------------------------
EGYPT -- 0.9%
  WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
     44,792  Orascom Telecom Hldg. SAE GDR*          946,007
------------------------------------------------------------
HONG KONG -- 0.9%
  INDUSTRIAL CONGLOMERATES -- 0.5%
    170,000  Citic Pacific Ltd.                      480,072
  INTERNET SOFTWARE AND SERVICES -- 0.4%
  2,150,000  Tom.Com Ltd.*                           395,546
                                               -------------
                                                     875,618
------------------------------------------------------------
  INDIA -- 4.7%
  CHEMICALS -- 1.3%
     52,500  Reliance Inds. Ltd. GDR               1,345,050
  COMMERCIAL BANKS -- 1.1%
     25,500  HDFC Bank Ltd. ADR                    1,156,680
  METALS AND MINING -- 2.3%
     40,000  Hindalco Inds. Ltd. GDR+              1,317,200
    133,000  Vedanta Resources PLC                 1,005,854
                                               -------------
                                                   2,323,054
                                               -------------
                                                   4,824,784
------------------------------------------------------------
INDONESIA -- 3.5%
  COMMERCIAL BANKS -- 0.3%
    899,500  PT Bank Rakyat Indonesia                278,595
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.2%
  1,240,000  PT Indonesian Satellite Corp.
               Tbk (Indosat)                         768,112
  2,800,000  PT Telekomunikasi Indonesia           1,455,427
                                               -------------
                                                   2,223,539
  METALS AND MINING -- 1.0%
 12,335,000  PT Bumi Resources Tbk*                1,063,076
                                               -------------
                                                   3,565,210
------------------------------------------------------------
ISRAEL -- 2.0%
  CHEMICALS -- 0.9%
    176,100  Makhteshim-Agan Inds. Ltd.              946,537
  COMMERCIAL BANKS -- 1.1%
    315,000  Bank Hapoalim Ltd.                    1,062,396
                                               -------------
                                                   2,008,933
------------------------------------------------------------
MALAYSIA -- 6.5%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.4%
    475,000  Telekom Malaysia Berhad               1,450,000

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
  FOOD PRODUCTS -- 1.5%
    365,000  IOI Corp. Berhad                  $     912,500
    235,000  IOI Oleochemical Inds. Berhad           593,684
                                               -------------
                                                   1,506,184
  HOTELS, RESTAURANTS AND LEISURE -- 0.9%
    244,000  Tanjong PLC                             905,368
  MEDIA -- 0.9%
    700,000  Astro All Asia Networks PLC*            994,737
  REAL ESTATE -- 0.6%
    530,000  SP Setia Berhad                         602,526
  TOBACCO -- 0.6%
     50,000  British American Tobacco
               Malaysia Berhad                       601,974
  TRANSPORTATION INFRASTRUCTURE -- 0.6%
    800,000  PLUS Expressways Berhad                 589,474
                                               -------------
                                                   6,650,263
------------------------------------------------------------
MEXICO -- 9.7%
  COMMERCIAL BANKS -- 0.6%
     98,200  Grupo Fin. Banorte S.A. de C.V.         617,820
  CONSTRUCTION AND ENGINEERING -- 0.4%
    150,000  Consorcio Ara S.A. de C.V.*             450,350
  CONSTRUCTION MATERIALS -- 1.7%
     48,700  Cemex S.A. de C.V. ADR                1,773,654
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.8%
    271,000  Grupo Carso Global Telecom.*            482,107
     34,600  Telefonos de Mexico S.A. ADR          1,325,872
                                               -------------
                                                   1,807,979
  METALS AND MINING -- 0.6%
    112,000  Grupo Mexico S.A. de C.V.*              564,617
  MULTILINE RETAIL -- 0.9%
    253,474  Wal-Mart de Mexico S.A. de C.V.         870,053
  TRANSPORTATION INFRASTRUCTURE -- 0.4%
     14,400  Grupo Aeroportuario del Sureste
               S.A. de C.V. ADR                      393,840
  WIRELESS TELECOMMUNICATION SERVICES -- 3.3%
     53,200  America Movil S.A. de C.V. ADR        2,785,020
    191,000  America Telecom S.A. de C.V.*           547,940
                                               -------------
                                                   3,332,960
                                               -------------
                                                   9,811,273
------------------------------------------------------------
PANAMA -- 0.5%
  COMMERCIAL BANKS -- 0.5%
     25,000  Banco Latinoamericano de
               Exportaciones S.A                     498,500
------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 4.0%
  OIL AND GAS -- 3.2%
  3,840,000  CNOOC Ltd.                            2,062,577
  2,320,000  PetroChina Co. Ltd.                   1,238,679
                                               -------------
                                                   3,301,256
  TRANSPORTATION INFRASTRUCTURE -- 0.8%
  1,136,000  Zhejiang Expressway Co. Ltd.            781,906
                                               -------------
                                                   4,083,162
------------------------------------------------------------
POLAND -- 1.7%
  COMMERCIAL BANKS -- 1.1%
     25,000  Bank Pekao S.A.                       1,150,000
  MEDIA -- 0.6%
     30,000  Agora S.A.*                             568,000
                                               -------------
                                                   1,718,000
------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian Baillie Gifford Emerging Markets Fund

December 31, 2004


------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
RUSSIA -- 3.7%
  METALS AND MINING -- 0.6%
     64,000  Peter Hambro Mining PLC*          $     619,202
  OIL AND GAS -- 2.0%
     12,300  LUKOIL ADR                            1,506,750
     13,452  OAO Gazprom ADR                         477,546
                                               -------------
                                                   1,984,296
  WIRELESS TELECOMMUNICATION SERVICES -- 1.1%
      4,100  Mobile Telesystems ADR                  567,891
     15,300  VimpelCom ADR*                          552,942
                                               -------------
                                                   1,120,833
                                               -------------
                                                   3,724,331
------------------------------------------------------------
SOUTH AFRICA -- 11.4%
  COMMERCIAL BANKS -- 2.8%
    246,000  Standard Bank Group Ltd.              2,864,920
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.6%
     95,000  Telkom Group Ltd.                     1,647,788
  INDUSTRIAL CONGLOMERATES -- 1.1%
     28,000  Barloworld Ltd.                         526,797
     29,000  Imperial Hldgs. Ltd.*                   533,805
                                               -------------
                                                   1,060,602
  METALS AND MINING -- 1.8%
     30,435  Anglo American Platinum Corp.         1,115,052
     43,000  Lonmin PLC*                             755,438
                                               -------------
                                                   1,870,490
  MULTILINE RETAIL -- 0.2%
      3,143  Edgars Consolidated Stores Ltd.         168,137
  OIL AND GAS -- 3.0%
    143,100  Sasol Ltd.                            3,064,619
  PAPER AND FOREST PRODUCTS -- 0.9%
     61,000  Sappi Ltd.                              896,106
                                               -------------
                                                  11,572,662
------------------------------------------------------------
SOUTH KOREA -- 12.1%
  CHEMICALS -- 0.6%
     40,800  Cheil Inds., Inc.                       628,632
  COMMERCIAL SERVICES AND SUPPLIES -- 1.2%
     33,000  S1 Corp.                              1,163,543
  INDUSTRIAL CONGLOMERATES -- 1.5%
    117,630  Hanwha Corp.                          1,562,415
  INSURANCE -- 1.2%
     41,000  Oriental Fire & Marine Insurance
               Co. Ltd.                              687,162
      7,100  Samsung Fire & Marine Ins. Co.
               Ltd.                                  558,974
                                               -------------
                                                   1,246,136
  MARINE -- 1.1%
    175,000  Samsung Heavy Inds. Co. Ltd.          1,092,060
  MEDIA -- 0.5%
      3,500  Cheil Comms., Inc.                      508,839
  METALS AND MINING -- 1.0%
     60,350  Dongkuk Steel Mill Co. Ltd.           1,040,618
  OIL AND GAS -- 0.6%
     28,000  GS Hldgs. Corp.*                        605,873
  PHARMACEUTICALS -- 1.2%
     14,797  Yuhan Corp.                           1,243,566
  TRADING COMPANIES AND DISTRIBUTORS -- 2.3%
    186,200  Samsung Corp.                         2,311,312
  TRANSPORTATION INFRASTRUCTURE -- 0.9%
     58,230  Daewoo Shipbuilding & Marine
               Engineering Co. Ltd.*                 866,250
                                               -------------
                                                  12,269,244
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
TAIWAN -- 13.4%
  BUILDING PRODUCTS -- 1.0%
  1,573,200  Taiwan Cement Corp.               $   1,034,284
  CHEMICALS -- 1.3%
  1,215,000  Taiwan Fertilizer Co. Ltd.            1,326,219
  CONSTRUCTION AND ENGINEERING -- 0.5%
    843,767  CTCI Corp.                              536,146
  DIVERSIFIED FINANCIAL SERVICES -- 1.1%
  1,882,570  SinoPac Hldgs.                        1,107,394
  ELECTRICAL EQUIPMENT -- 0.5%
    400,000  Phoenixtec Power Co. Ltd.               481,913
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 4.9%
    823,000  AU Optronics Corp.                    1,188,289
    556,599  Hon Hai Precision Inds. Co. Ltd.      2,573,767
    785,000  Synnex Technology Int'l. Corp.        1,158,115
                                               -------------
                                                   4,920,171
  MACHINERY -- 0.6%
  1,071,000  Yungtay Engineering Co. Ltd.            646,845
  MARINE -- 0.5%
    900,000  Far Eastern Silo Shipping*              469,959
  MULTILINE RETAIL -- 1.0%
  1,830,000  Far Eastern Dept. Stores Ltd.         1,047,688
  PAPER AND FOREST PRODUCTS -- 0.5%
  1,010,000  Chung Hwa Pulp Corp.                    530,576
  WIRELESS TELECOMMUNICATION SERVICES -- 1.5%
  1,386,800  Taiwan Cellular Corp.                 1,548,644
                                               -------------
                                                  13,649,839
------------------------------------------------------------
THAILAND -- 6.4%
  COMMERCIAL BANKS -- 1.8%
    700,000  Bangkok Bank Public Co. Ltd.          1,873,874
  DIVERSIFIED FINANCIAL SERVICES -- 0.7%
  1,150,000  TISCO Finance Pub. Co. Ltd.             719,305
  METALS AND MINING -- 0.6%
    148,900  Banpu Pub. Co. Ltd.                     582,569
  OIL AND GAS -- 1.4%
    187,000  PTT Exploration & Production
               Pub. Co. Ltd.                       1,395,882
  WIRELESS TELECOMMUNICATION SERVICES -- 1.9%
    720,000  Advanced Info Service Pub. Co.
               Ltd.                                1,983,011
                                               -------------
                                                   6,554,641
------------------------------------------------------------
  TURKEY -- 2.8%
  COMMERCIAL BANKS -- 2.0%
647,357,664  Turkiye Garanti Bankasi AS            2,045,045
  INDUSTRIAL CONGLOMERATES -- 0.8%
128,677,377  Koc Hldg. A.S                           839,719
                                               -------------
                                                   2,884,764
------------------------------------------------------------
VENEZUELA -- 0.8%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.8%
     35,000  Comp. Anonima Nacional Tel.
               de Venezuela ADR                      783,650
------------------------------------------------------------
             TOTAL COMMON STOCKS
               (COST $68,754,015)                 93,039,028
------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Baillie Gifford Emerging Markets Fund

December 31, 2004



PREFERRED STOCKS -- 5.8%
Shares                                                 Value
------------------------------------------------------------
BRAZIL -- 5.8%
  CHEMICALS -- 0.4%
      8,900  Braskem S.A. ADR*                 $     453,544
  COMMERCIAL BANKS -- 2.3%
  1,351,577  Itausa-Investimentos Itau S.A.        2,340,834
  FOOD PRODUCTS -- 0.0%
  4,700,000  Comp. Lorenz S.A.*                            0
  INDUSTRIAL CONGLOMERATES -- 0.5%
     14,103  Bradespar S.A.                          464,613
  METALS AND MINING -- 0.5%
     19,000  Comp. Vale Do Rio Doce                  458,904
  OIL AND GAS -- 2.1%
     59,600  Petroleo Brasileiro S.A. ADR          2,158,116
------------------------------------------------------------
             TOTAL PREFERRED STOCKS
               (COST $2,933,896)                   5,876,011
------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.7%
Principal
Amount                                                 Value
------------------------------------------------------------
$ 2,742,000  State Street Bank and Trust Co.
             repurchase agreement,
             dated 12/31/2004, maturity
             value $2,742,206 at
             0.90%, due 1/3/2005 (1)
               (COST $2,742,000)               $   2,742,000
------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
  (COST $74,429,911)                             101,657,039
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
  AND OTHER ASSETS -- 0.0%                           (50,637)
------------------------------------------------------------
NET ASSETS -- 100%                             $ 101,606,402
------------------------------------------------------------

 *  Non-income producing security.

 + Rule 144A restricted security and can only be sold to qualified institutional buyers.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY OF TERMS:
    ADR -- American Depositary Receipt.
    GDR -- Global Depositary Receipt.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian Investment Quality Bond Fund

SCHEDULE OF INVESTMENTS

December 31, 2004



ASSET BACKED SECURITIES -- 4.4%
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$  1,280,000  Aesop Funding II LLC
                2003-2A A3
                3.61% due 6/20/2009+                              $   1,273,390
   1,200,000  Ameriquest Mtg. Secs., Inc.
                2003-5 A6
                4.541% due 4/25/2033                                  1,210,124
     105,627  Amresco
                1997-1 MIF
                7.42% due 3/25/2027                                     105,391
     310,000  Residential Asset Mtg. Prods., Inc.
                2003-RZ3 A3
                2.14% due 2/25/2030                                     307,873
   1,600,000  Residential Funding Mtg. Secs.
                2003-HS3 AI2
                3.15% due 7/25/2018                                   1,580,407
   1,900,000  Vanderbilt Acquisition Loan Tr.
                2002-1 A3
                5.70% due 9/7/2023                                    1,956,111
-------------------------------------------------------------------------------
              TOTAL ASSET BACKED SECURITIES
                (COST $6,429,984)                                     6,433,296
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.7%
$  1,450,000  Countrywide Home Loans
                2002-19 1A1
                6.25% due 11/25/2032                              $   1,490,640
              FHLMC
                H006 A2
   1,308,733    2.837% due 2/15/2010                                  1,294,203
                2430 GD
     300,747    6.50% due 11/15/2030                                    302,525
                2744 VC
   1,131,704    5.50% due 4/15/2011                                   1,176,547
                2500 TD
     405,000    5.50% due 2/15/2016                                     414,509
                2744 PC
   1,500,000    5.50% due 1/15/2031                                   1,568,806
                2367 ME
   1,200,000    6.50% due 10/15/2031                                  1,267,648
   1,098,967  FNMA
                2001-51 PH
                6.00% due 8/25/2030                                   1,121,261
     918,000  Mastr Asset Securitization Trust
                2003-10 3A7
                5.50% due 11/25/2033                                    921,385
   1,500,000  Wells Fargo Mtg.-Backed Secs. Tr.
                2003-11 1A3
                4.75% due 10/25/2018                                  1,501,868
-------------------------------------------------------------------------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (COST $11,239,019)                                   11,059,392
-------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 8.9%
              Banc of America Comm'l. Mtg., Inc.
                2004-5 AAB
$  1,123,000    4.673% due 11/10/2041                             $   1,130,112
                2004-5 AJ
   1,123,000    4.992% due 11/10/2041                                 1,134,717

-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$    764,718  First Union National Bank Comm'l.
                Mtg. Tr.
                2000-C2 A1
                6.94% due 10/15/2032                              $     810,480
     915,844  GMAC Comm'l. Mtg. Sec., Inc.
                1997-C1 A3
                6.869% due 7/15/2029                                    968,912
   1,940,000  J.P. Morgan Chase & Co.
                2004-CB9 A3
                5.1498% due 6/12/2041                                 2,016,411
              LB-UBS Comm'l. Mtg. Tr.
                2004-C8 A6
   1,500,000    4.799% due 12/15/2029                                 1,499,394
                2004-C4 A3
   1,500,000    4.98687% due 6/15/2029                                1,560,664
   1,550,000  Merrill Lynch Mtg. Tr.
                2004-BPC1 A3
                4.467% due 10/12/2041                                 1,546,303
   1,165,000  Midland Realty Acceptance Corp.
                1996-C1 C
                7.881% due 8/25/2028 (2)                              1,226,996
     889,251  Mortgage Capital Funding, Inc.
                1997-MC1 A3
                7.288% due 7/20/2027                                    919,428
-------------------------------------------------------------------------------
              TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
                (COST $12,927,604)                                   12,813,417
-------------------------------------------------------------------------------
CORPORATE BONDS -- 23.0%
AEROSPACE AND DEFENSE -- 0.2%
$    100,000  Northrop Grumman Corp.
                7.125% due 2/15/2011                              $     114,761
     150,000  TRW, Inc.
                7.75% due 6/1/2029                                      188,712
                                                                  -------------
                                                                        303,473
-------------------------------------------------------------------------------
AUTOMOTIVE -- 1.6%
              DaimlerChrysler NA Hldg.
     500,000    4.05% due 6/4/2008                                      498,968
     150,000    6.50% due 11/15/2013                                    162,692
     120,000  Ford Motor Co.
                7.45% due 7/16/2031                                     120,689
              Ford Motor Credit Co.
     250,000    6.50% due 1/25/2007                                     259,962
     250,000    7.00% due 10/1/2013                                     265,033
     200,000    7.375% due 10/28/2009                                   215,733
              General Motors Acceptance Corp.
     250,000    6.125% due 9/15/2006                                    256,296
     150,000    6.75% due 12/1/2014                                     150,205
     395,000    6.875% due 9/15/2011                                    404,793
                                                                  -------------
                                                                      2,334,371
-------------------------------------------------------------------------------
CHEMICALS -- 0.5%
     250,000  Lubrizol Corp.
                5.50% due 10/1/2014                                     251,473
     400,000  Potash Corp.
                4.875% due 3/1/2013                                     402,061
                                                                  -------------
                                                                        653,534
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Investment Quality Bond Fund

December 31, 2004


-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 0.2%
$    250,000  Procter & Gamble Co.
                5.50% due 2/1/2034                                $     254,744
-------------------------------------------------------------------------------
ENERGY -- 0.9%
     250,000  Pioneer Natural Resources Co.
                7.20% due 1/15/2028                                     286,491
     549,600  RAS Laffan Liquefied Natural Gas
                3.437% due 9/15/2009+                                   539,685
     350,000  Western Oil Sands, Inc.
                8.375% due 5/1/2012                                     409,063
                                                                  -------------
                                                                      1,235,239
-------------------------------------------------------------------------------
ENERGY-REFINING -- 0.6%
     500,000  Tosco Corp.
                8.125% due 2/15/2030                                    667,397
     200,000  Valero Logistics
                6.05% due 3/15/2013                                     211,205
                                                                  -------------
                                                                        878,602
-------------------------------------------------------------------------------
ENTERTAINMENT -- 0.4%
     500,000  Time Warner, Inc.
                7.57% due 2/1/2024                                      588,177
-------------------------------------------------------------------------------
ENVIRONMENTAL -- 0.6%
     800,000  Waste Management, Inc.
                7.375% due 8/1/2010                                     917,002
-------------------------------------------------------------------------------
FINANCE COMPANIES -- 1.4%
     400,000  Capital One Bank
                5.75% due 9/15/2010                                     424,323
     500,000  CIT Group, Inc.
                2.53% due 5/18/2007 (2)                                 500,002
     200,000  General Electric Capital Corp.
                6.75% due 3/15/2032                                     234,090
     400,000  Household Finance Corp.
                6.375% due 11/27/2012                                   441,953
     375,000  MBNA America Bank Nat'l.
                7.125% due 11/15/2012                                   426,564
                                                                  -------------
                                                                      2,026,932
-------------------------------------------------------------------------------
FINANCIAL -- 1.0%
     200,000  Credit Suisse First Boston
                6.50% due 1/15/2012                                     222,596
     550,000  Goldman Sachs Group, Inc.
                5.70% due 9/1/2012                                      583,010
     200,000  Lehman Brothers Hldgs., Inc.
                6.625% due 1/18/2012                                    223,638
     400,000  Morgan Stanley
                6.60% due 4/1/2012                                      446,127
                                                                  -------------
                                                                      1,475,371
-------------------------------------------------------------------------------
FINANCIAL-BANKS -- 2.9%
     550,000  Bank of America Corp.
                4.875% due 9/15/2012                                    561,691
     300,000  Bank One Corp.
                5.25% due 1/30/2013                                     308,093
     600,000  Citigroup, Inc.
                5.00% due 9/15/2014+                                    602,894
     300,000  City Nat'l. Corp.
                5.125% due 2/15/2013                                    303,005
     200,000  HSBC USA, Inc.
                4.625% due 4/1/2014                                     196,124
     450,000  J.P. Morgan Chase & Co.
                5.75% due 1/2/2013                                      476,851

-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$    200,000  Regions Financial Corp.
                6.375% due 5/15/2012                              $     220,492
     250,000  Sovereign Bank
                5.125% due 3/15/2013                                    250,279
     400,000  Wachovia Corp.
                5.25% due 8/1/2014                                      409,962
     300,000  Wells Fargo Bank NA
                6.45% due 2/1/2011                                      333,619
     500,000  Zions Bancorp
                6.00% due 9/15/2015                                     533,002
                                                                  -------------
                                                                      4,196,012
-------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 0.6%
     750,000  Kellogg Co.
                2.875% due 6/1/2008                                     728,461
     200,000  Kraft Foods, Inc.
                5.25% due 10/1/2013                                     205,770
                                                                  -------------
                                                                        934,231
-------------------------------------------------------------------------------
HOME CONSTRUCTION -- 0.9%
     500,000  D.R. Horton, Inc.
                5.875% due 7/1/2013                                     510,625
     500,000  Lennar Corp.
                9.95% due 5/1/2010                                      535,850
     300,000  Ryland Group, Inc.
                5.375% due 6/1/2008                                     312,000
                                                                  -------------
                                                                      1,358,475
-------------------------------------------------------------------------------
INDUSTRIAL-OTHER -- 1.2%
   1,700,000  Aramark Svcs., Inc.
                7.10% due 12/1/2006                                   1,802,066
-------------------------------------------------------------------------------
MEDIA-CABLE -- 0.9%
     300,000  AT & T Broadband Corp.
                9.455% due 11/15/2022                                   414,916
     800,000  Comcast Cable Comm., Inc.
                6.875% due 6/15/2009                                    888,756
                                                                  -------------
                                                                      1,303,672
-------------------------------------------------------------------------------
MEDIA-NONCABLE -- 1.0%
     150,000  News America Hldgs.
                8.00% due 10/17/2016                                    182,921
   1,150,000  Scholastic Corp.
                5.75% due 1/15/2007                                   1,191,999
                                                                  -------------
                                                                      1,374,920
-------------------------------------------------------------------------------
MERCHANDISING-SUPERMARKETS -- 0.8%
     400,000  Delhaize America, Inc.
                7.375% due 4/15/2006                                    419,991
     325,000  Kroger Co.
                4.95% due 1/15/2015                                     322,444
     400,000  Safeway, Inc.
                6.15% due 3/1/2006                                      412,585
                                                                  -------------
                                                                      1,155,020
-------------------------------------------------------------------------------
METALS AND MINING -- 0.2%
     250,000  Glencore Funding LLC
                6.00% due 4/15/2014+                                    241,870
-------------------------------------------------------------------------------
NATURAL GAS-PIPELINES -- 0.9%
     500,000  Buckeye Partners
                5.30% due 10/15/2014                                    506,426
     500,000  Enterprise Prods. Operating LP
                6.65% due 10/15/2034+                                   517,135

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian Investment Quality Bond Fund

December 31, 2004


-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$    250,000  Kinder Morgan Energy Partners
                5.00% due 12/15/2013                              $     249,814
                                                                  -------------
                                                                      1,273,375
-------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.1%
     150,000  Weyerhaeuser Co.
                6.00% due 8/1/2006                                      155,877
-------------------------------------------------------------------------------
RAILROADS -- 0.5%
     150,000  CSX Corp.
                4.875% due 11/1/2009                                    152,989
     450,000  Norfolk Southern Corp.
                6.75% due 2/15/2011                                     507,139
                                                                  -------------
                                                                        660,128
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.8%
     100,000  EOP Operating LP
                7.00% due 7/15/2011                                     112,774
     500,000  Istar Financial, Inc.
                6.00% due 12/15/2010                                    527,414
     200,000  Liberty Ppty. LP
                7.25% due 3/15/2011                                     226,319
     100,000  Regency Centers LP
                6.75% due 1/15/2012                                     111,579
     125,000  Simon Ppty. Group LP
                4.90% due 1/30/2014                                     123,141
                                                                  -------------
                                                                      1,101,227
-------------------------------------------------------------------------------
RETAILERS -- 0.4%
     250,000  CVS Corp.
                4.875% due 9/15/2014                                    250,078
     300,000  Staples, Inc.
                7.375% due 10/1/2012                                    349,078
                                                                  -------------
                                                                        599,156
-------------------------------------------------------------------------------
TECHNOLOGY -- 0.5%
     200,000  IBM Corp.
                5.875% due 11/29/2032                                   211,509
     500,000  Jabil Circuit, Inc.
                5.875% due 7/15/2010                                    526,311
                                                                  -------------
                                                                        737,820
-------------------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 1.3%
     250,000  FirstEnergy Corp.
                6.45% due 11/15/2011                                    271,617
     300,000  Potomac Edison Co.
                5.35% due 11/15/2014+                                   302,335
     300,000  Progress Energy, Inc.
                7.00% due 10/30/2031                                    332,242
     500,000  Public Service Co. of New Mexico
                4.40% due 9/15/2008                                     504,180
     200,000  Public Service Electric Gas Co.
                5.125% due 9/1/2012                                     206,868
     200,000  TXU Corp.
                6.50% due 11/15/2024+                                   200,334
                                                                  -------------
                                                                      1,817,576
-------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 0.7%
     250,000  AT & T Wireless Svcs., Inc.
                8.125% due 5/1/2012                                     302,211
     690,000  Verizon Wireless Capital LLC
                5.375% due 12/15/2006                                   714,705
                                                                  -------------
                                                                      1,016,916
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 1.6%
$    250,000  Deutsche Telekom Int'l. Finance BV
                8.75% due 6/15/2030 (2)                           $     330,115
              France Telecom S.A.
     325,000    8.50% due 3/1/2011 (2)                                  387,693
     150,000    9.25% due 3/1/2031 (2)                                  203,339
     600,000  Sprint Capital Corp.
                8.375% due 3/15/2012                                    730,885
     200,000  Telecom Italia Capital
                5.25% due 11/15/2013+                                   202,147
     400,000  Verizon Global Funding Corp.
                7.75% due 12/1/2030                                     497,330
                                                                  -------------
                                                                      2,351,509
-------------------------------------------------------------------------------
YANKEE -- 0.3%
     350,000  Pemex Project Funding Master Tr.
                7.875% due 2/1/2009 (2)                                 393,225
-------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS
                (COST $31,664,665)                                   33,140,520
-------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES -- 37.3%
              FHLMC
$  6,200,000    5.50%, (30 yr. TBA)                               $   6,296,875
  10,828,877    5.50%, 2034                                          11,007,903
   2,437,603    6.00%, 8/1/2034                                       2,520,013
      13,172    7.00%, 8/1/2008                                          13,838
              FNMA
  12,025,000    5.00%, (30 yr. TBA)                                  11,927,297
   2,700,000    5.50%, (30 yr. TBA)                                   2,740,500
   1,825,000    6.00%, (30 yr. TBA)                                   1,886,594
   1,100,000    6.50%, (30 yr. TBA)                                   1,153,282
   3,676,806    5.00%, 6/1/2018                                       3,739,172
   2,375,865    5.00%, 10/1/2019                                      2,415,433
     475,521    5.50%, 12/1/2014                                        492,795
     278,172    5.50%, 8/1/2019                                         287,673
     648,969    6.00%, 10/1/2013                                        681,486
     445,611    6.00%, 4/1/2016                                         467,236
     960,002    6.00%, 1/1/2034                                         993,111
   1,059,891    6.50%, 12/1/2017                                      1,124,122
   1,836,670    6.50%, 2032                                           1,927,805
       6,833    7.00%, 2/1/2009                                           7,173
      46,767    7.00%, 2012                                              49,584
     170,998    7.00%, 9/1/2014                                         181,294
       3,003    7.00%, 8/1/2023                                           3,202
       1,926    7.00%, 12/1/2027                                          2,046
      51,913    7.00%, 12/1/2028                                         55,109
     585,838    7.00%, 2032                                             621,036
         235    7.50%, 5/1/2027                                             252
     122,018    7.50%, 12/1/2029                                        130,783
     496,427    7.50%, 2/1/2031                                         532,343
     227,313    8.00%, 2030                                             246,477
              GNMA
   1,074,896    6.00%, 2033                                           1,114,750
     949,546    6.50%, 2032                                           1,000,445
     122,290    8.00%, 2030                                             132,765
-------------------------------------------------------------------------------
              TOTAL MORTGAGE PASS-THROUGH SECURITIES
                (COST $53,253,046)                                   53,752,394
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Investment Quality Bond Fund

December 31, 2004


SOVEREIGN DEBT SECURITIES -- 0.9%
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$    200,000  Pemex Project Funding Master Tr.
                3.79% due 6/15/2010+(2)                           $     205,200
     475,000  Republic of South Africa
                6.50% due 6/2/2014                                      520,125
     500,000  United Mexican States
                8.00% due 9/24/2022                                     576,750
-------------------------------------------------------------------------------
              TOTAL SOVEREIGN DEBT SECURITIES
                (COST $1,182,944)                                     1,302,075
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES -- 15.2%
U.S. GOVERNMENT AGENCY SECURITIES -- 7.0%
              FHLMC
$  5,000,000    2.875%, 5/15/2007                                 $   4,948,990
     335,000    4.50%, 1/15/2014                                        334,866
              FNMA
   3,600,000    3.25%, 1/15/2008                                      3,572,327
   1,290,000    4.625%, 10/15/2014                                    1,290,969
                                                                  -------------
                                                                     10,147,152
-------------------------------------------------------------------------------
U.S. TREASURY BONDS AND NOTES -- 8.2%
              U.S. Treasury Bonds
     812,000    5.375%, 2/15/2031                                       878,038
   4,110,000    6.00%, 2/15/2026                                      4,708,038
              U.S. Treasury Notes
     245,000    2.50%, 9/30/2006                                        242,885
     200,000    3.375%, 10/15/2009                                      198,031
     315,000    3.50%, 11/15/2006                                       317,658
   4,799,000    4.25%, 2014                                           4,811,095
     570,000    4.375%, 5/15/2007                                       585,831
                                                                  -------------
                                                                     11,741,576
-------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT SECURITIES
                (COST $21,502,105)                                   21,888,728
-------------------------------------------------------------------------------
COMMERCIAL PAPER -- 16.6%
AUTOMOTIVE -- 3.4%
$  5,000,000  Toyota Motor Credit Corp.
                2.26% due 1/13/2005 (1)                           $   4,996,233
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.2%
     300,000  Citigroup Global Markets Hldgs., Inc.
                2.30% due 1/13/2005 (1)                                 299,770
-------------------------------------------------------------------------------
FINANCIAL-BANKS -- 6.2%
   4,000,000  State Street Boston Corp.
                2.26% due 1/13/2005 (1)                               3,996,987
   5,000,000  UBS Finance, Inc.
                2.265% due 1/13/2005 (1)                              4,996,225
                                                                  -------------
                                                                      8,993,212
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Principal                                                                 Value
Amount
-------------------------------------------------------------------------------

FOOD AND BEVERAGE -- 3.5%
$  5,000,000  Nestle Capital Corp.
                2.20% due 1/13/2005 (1)                           $   4,996,334
-------------------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 3.3%
   4,750,000  National Rural Utilities Coop. Fin.
                2.29% due 1/13/2005 (1)                               4,746,374
-------------------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER
                (COST $24,031,923)                                   24,031,923
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.0%
$  4,327,000  State Street Bank and Trust Co.
              repurchase agreement,
              dated 12/31/2004, maturity
              value $4,327,764 at
              2.12%, due 1/3/2005 (1)(3)
                (COST $4,327,000)                                 $   4,327,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 117.0%
  (COST $166,558,290)                                               168,748,745
PAYABLES FOR MORTGAGE PASS-THROUGHS
  DELAYED DELIVERY SECURITIES (1) -- (16.6)%                        (24,059,296)
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
  AND OTHER ASSETS -- (0.4)%                                           (446,760)
-------------------------------------------------------------------------------
NET ASSETS -- 100%                                                $ 144,242,689
-------------------------------------------------------------------------------

 + Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At December 31, 2004, the aggregate market value of these securities amounted to $4,084,990 representing 2.8% of net assets.

(1) Securities are segregated to cover forward mortgage purchases.

(2) Floating rate note. The rate shown is the rate in effect at December 31, 2004.

(3) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian Low Duration Bond Fund

SCHEDULE OF INVESTMENTS

December 31, 2004



ASSET BACKED SECURITIES -- 9.5%
Principal
Amount                                                           Value
----------------------------------------------------------------------
$        350,000        Capital Auto Receivables Asset
                          Tr.
                          2004-2 A3
                          3.58% due 1/15/2009            $     349,825
         500,000        Chase Manhattan Auto Owner Tr.
                          2003-A A4
                          2.06% due 12/15/2009                 487,468
         290,000        Countrywide Asset-Backed
                          Certificates
                          2004-AB2 A2
                          2.69% due 5/25/2036 (1)              290,000
         240,970        Navistar Financial Corp. Owner
                          Tr.
                          2004-A A3
                          2.01% due 8/15/2008                  237,089
         290,000        New Century Home Equity Loan
                          Tr.
                          2004-4 A4
                          2.687% due 2/25/2035 (1)             289,991
         400,000        PP&L Transition Bond Co. LLC
                          1999-1 A7
                          7.05% due 6/25/2009                  425,577
                        Residential Asset Mtg. Prods.,
                          Inc.
                          2003-RZ3 A3
         600,000          2.14% due 2/25/2030                  595,883
                          2002-RS5 AI4
         224,965          4.428% due 9/25/2030                 225,082
         300,000        Residential Funding Mtg. Secs.
                          2003-HS3 AI2
                          3.15% due 7/25/2018                  296,326
----------------------------------------------------------------------
                        TOTAL ASSET BACKED SECURITIES
                          (COST $3,207,157)                  3,197,241
----------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.3%
                        FHLMC
                          2430 GD
$         76,690          6.50% due 11/15/2030           $      77,144
                          2744 VC
         277,741          5.50% due 4/15/2011                  288,747
                          2500 TD
         420,000          5.50% due 2/15/2016                  429,861
                          1650 J
         495,000          6.50% due 6/15/2023                  511,118
                          FNMA
                          2002-55 PC
         360,000          5.50% due 4/25/2026                  364,137
                          2001-51 PH
         213,921          6.00% due 8/25/2030                  218,261
         155,748        GNMA
                          2002-93 NV
                          4.75% due 2/20/2032                  155,998
          90,669        Prudential Home Mtg. Secs.
                          1993-60 A3
                          6.75% due 12/25/2023                  90,505
----------------------------------------------------------------------
                        TOTAL COLLATERALIZED MORTGAGE
                          OBLIGATIONS
                          (COST $2,164,604)                  2,135,771
----------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 2.3%
Principal
Amount                                                           Value
----------------------------------------------------------------------
$        299,285        GMAC Comm'l. Mtg. Sec., Inc.
                          1997-C1 A3
                          6.869% due 7/15/2029           $     316,627
         128,576        LB UBS Comm'l. Mtg. Tr.
                          2001-C3 A1
                          6.058% due 6/15/2020                 135,763
         225,000        Midland Realty Acceptance Corp.
                          1996-C1 C
                          7.881% due 8/25/2028 (1)             236,973
          99,528        Morgan Stanley Capital I
                          1999-WF1 A1
                          5.91% due 11/15/2031                 102,236
----------------------------------------------------------------------
                        TOTAL COMMERCIAL MORTGAGE
                          BACKED SECURITIES
                          (COST $816,725)                      791,599
----------------------------------------------------------------------
CORPORATE BONDS -- 52.9%
----------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.5%
$        500,000        Northrop Grumman Corp.
                          7.00% due 3/1/2006             $     520,837
----------------------------------------------------------------------
AUTOMOTIVE -- 6.0%
         500,000        Daimler Chrysler NA Hldg.
                          4.75% due 1/15/2008                  510,676
         500,000        Delphi Corp.
                          6.55% due 6/15/2006                  514,582
         500,000        Ford Motor Credit Co.
                          7.50% due 3/15/2005                  504,271
         500,000        General Motors Acceptance Corp.
                          5.25% due 5/16/2005                  504,644
                                                         -------------
                                                             2,034,173
----------------------------------------------------------------------
ENERGY -- 3.5%
         500,000        Anadarko Petroleum Corp.
                          6.50% due 5/15/2005                  505,937
         175,000        ConocoPhillips
                          3.625% due 10/15/2007                175,101
         500,000        Repsol Int'l. Fin. BV
                          7.45% due 7/15/2005                  511,629
                                                         -------------
                                                             1,192,667
----------------------------------------------------------------------
ENTERTAINMENT -- 1.3%
         400,000        AOL Time Warner, Inc.
                          6.15% due 5/1/2007                   423,182
----------------------------------------------------------------------
FINANCE COMPANIES -- 6.9%
         500,000        American General Fin. Corp.
                          5.875% due 12/15/2005                512,342
         500,000        Capital One Bank
                          6.875% due 2/1/2006                  518,690
         500,000        General Electric Capital Corp.
                          3.50% due 8/15/2007                  498,989
         250,000        Household Fin. Corp.
                          6.50% due 1/24/2006                  258,442
         500,000        MBNA America Bank NA
                          6.50% due 6/20/2006                  521,792
                                                         -------------
                                                             2,310,255
----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Low Duration Bond Fund

December 31, 2004


----------------------------------------------------------------------
Principal
Amount                                                           Value
----------------------------------------------------------------------
FINANCIAL -- 2.3%
$        500,000        Bear Stearns Cos., Inc.
                          3.00% due 3/30/2006            $     498,967
         250,000        Lehman Brothers Hldgs., Inc.
                          6.25% due 5/15/2006                  260,184
                                                         -------------
                                                               759,151
----------------------------------------------------------------------
FINANCIAL-BANKS -- 0.7%
         250,000        KeyCorp
                          4.625% due 5/16/2005                 251,703
----------------------------------------------------------------------
FOOD AND BEVERAGE -- 3.0%
         500,000        Kellogg Co.
                          6.00% due 4/1/2006                   515,511
         500,000        Kraft Foods, Inc.
                          4.625% due 11/1/2006                 510,309
                                                         -------------
                                                             1,025,820
----------------------------------------------------------------------
HOME CONSTRUCTION -- 0.8%
         250,000        Lennar Corp.
                          9.95% due 5/1/2010                   267,925
----------------------------------------------------------------------
LODGING -- 0.8%
         250,000        Marriott Int'l., Inc.
                          6.875% due 11/15/2005                257,922
----------------------------------------------------------------------
MEDIA-CABLE -- 1.6%
         500,000        Cox Comm., Inc.
                          7.75% due 8/15/2006                  531,842
----------------------------------------------------------------------
NATURAL GAS-PIPELINES -- 3.0%
         500,000        Duke Energy Field Svcs.
                          7.50% due 8/16/2005                  513,210
         500,000        Enterprise Prods. Operating L P
                          4.00% due 10/15/2007+                498,780
                                                         -------------
                                                             1,011,990
----------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.8%
         250,000        Abitibi-Consolidated, Inc.
                          8.30% due 8/1/2005                   255,625
----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 6.7%
         505,000        Avalon Bay Communities, Inc.
                          6.80% due 7/15/2006                  531,314
         500,000        EOP Operating LP
                          6.625% due 2/15/2005                 502,251
         500,000        ERP Operating LP
                          6.63% due 4/13/2005                  505,084
         300,000        Gables Realty LP
                          6.80% due 3/15/2005                  301,950
         400,000        Simon Ppty. Group LP
                          6.875% due 10/27/2005                411,364
                                                         -------------
                                                             2,251,963
----------------------------------------------------------------------
SERVICES -- 0.8%
         250,000        Cendant Corp.
                          6.875% due 8/15/2006                 263,016
----------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 5.6%
         175,000        Dominion Resources, Inc.
                          4.125% due 2/15/2008                 176,203
         500,000        National Rural Utilities Coop.
                          Fin.
                          3.00% due 2/15/2006                  498,993
         250,000        Niagara Mohawk Power Corp.
                          6.625% due 7/1/2005                  254,574
         500,000        Nisource Fin. Corp.
                          7.625% due 11/15/2005                518,214

----------------------------------------------------------------------
Principal
Amount                                                           Value
----------------------------------------------------------------------
$        425,000        PSEG Power LLC
                          6.875% due 4/15/2006           $     443,045
                                                         -------------
                                                             1,891,029
----------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 1.5%
         498,000        AT & T Wireless Svcs., Inc.
                          6.875% due 4/18/2005                 503,811
----------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 6.1%
         500,000        British Telecom. PLC
                          7.875% due 12/15/2005                521,495
         500,000        Deutsche Telekom Int'l. Fin. BV
                          8.25% due 6/15/2005                  511,652
         500,000        Sprint Capital Corp.
                          6.00% due 1/15/2007                  523,298
         500,000        Telefonica Europe BV
                          7.35% due 9/15/2005                  514,795
                                                         -------------
                                                             2,071,240
----------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                          (COST $17,921,788)                17,824,151
----------------------------------------------------------------------
SOVEREIGN DEBT SECURITY -- 1.5%
$        500,000        Petroleos Mexicanos
                          6.50% due 2/1/2005
                          (COST $501,560)                $     501,600
----------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES -- 24.8%
U.S. TREASURY NOTES -- 24.8%
                        U.S. Treasury Notes
$      1,040,000          2.625%, 3/15/2009              $   1,004,940
       1,160,000          2.75%, 8/15/2007                   1,147,267
       6,215,000          3.375%, 12/15/2008                 6,195,336
----------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT
                          SECURITIES
                          (COST $8,388,589)                  8,347,543
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.3%
$        780,000        State Street Bank and Trust Co.
                        repurchase agreement,
                        dated 12/31/2004, maturity
                        value $780,138 at
                        2.12%, due 1/3/2005 (2)
                          (COST $780,000)                $     780,000
----------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.6%
  (COST $33,780,423)                                        33,577,905
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.4%                                     138,443
----------------------------------------------------------------------
NET ASSETS -- 100%                                       $  33,716,348
----------------------------------------------------------------------

 + Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At December 31, 2004, the aggregate market value of these securities amounted to $498,780 representing 1.5% of net assets.

(1) Floating rate note. The rate shown is the rate in effect at December 31, 2004.

(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian High Yield Bond Fund

SCHEDULE OF INVESTMENTS

December 31, 2004



CORPORATE BONDS -- 88.3%
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*            Value
-----------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.8%
                        Comm. & Power Inds., Inc.
$        671,000        Sr. Sub. Nt.
                        8.00% due 2/1/2012              B3/B-    $    711,260
                        Sequa Corp.
         800,000        Sr. Nt.
                        8.875% due 4/1/2008            B1/BB-         876,000
                                                                 ------------
                                                                    1,587,260
-----------------------------------------------------------------------------
AUTOMOTIVE -- 4.1%
                        Affinia Group, Inc.
         435,000        Sr. Sub. Nt.+
                        9.00% due 11/30/2014           Caa1/B         453,488
                        General Motors Acceptance
                        Corp.
         875,000        Global Note
                        6.75% due 12/1/2014           Baa1/BBB-       876,196
                        Keystone Automotive
                        Operations
         522,000        Sr. Sub. Nt.
                        9.75% due 11/1/2013             B3/B-         558,540
                        Stanadyne Corp.
         292,000        Sr. Sub. Nt.+
                        10.00% due 8/15/2014           Caa1/B-        315,360
                        Tenneco Automotive, Inc.
         320,000        Sr. Sub. Nt.+
                        8.625% due 11/15/2014           B3/B-         332,800
         298,000        Sr. Sec. Nt. Ser. B
                        10.25% due 7/15/2013            B2/B-         351,640
                        TRW Automotive, Inc.
         248,000        Sr. Nt.
                        9.375% due 2/15/2013           Ba3/BB-        287,680
                        United Components, Inc.
         400,000        Sr. Sub. Nt.
                        9.375% due 6/15/2013            B3/B          434,000
                                                                 ------------
                                                                    3,609,704
-----------------------------------------------------------------------------
BANKING -- 0.5%
                        Western Financial Bank
         350,000        Sub. Cap. Debt.
                        9.625% due 5/15/2012           B1/BB-         399,000
-----------------------------------------------------------------------------
BUILDING MATERIALS -- 1.1%
                        Norcraft Cos. Fin
         343,000        Sr. Sub. Nt.
                        9.00% due 11/1/2011             B3/B-         370,440
                        Ply Gem Inds., Inc.
         556,000        Sr. Sub. Nt.+
                        9.00% due 2/15/2012             B3/B-         564,340
                                                                 ------------
                                                                      934,780
-----------------------------------------------------------------------------
CHEMICALS -- 5.4%
                        BCP Caylux Hldgs. Luxembourg
                        SCA
         745,000        Sr. Sub. Nt.+
                        9.625% due 6/15/2014            B3/B-         839,987
                        Equistar Chemicals LP
         670,000        Sr. Nt.
                        10.125% due 9/1/2008            B2/B+         772,175
                        Huntsman Advanced Materials
         373,000        Sr. Sec. Nt.+
                        11.00% due 7/15/2010            B2/B          443,870
                        Huntsman Int'l. LLC
         224,000        Sr. Nt.
                        9.875% due 3/1/2009             B3/B-         245,840
                        Huntsman LLC
         373,000        Sr. Nt.+
                        11.50% due 7/15/2012           B3/CCC+        441,073

-----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*            Value
-----------------------------------------------------------------------------
                        IMC Global, Inc.
$         29,000        Sr. Nt. Ser. B
                        10.875% due 6/1/2008            B1/BB    $     34,800
                        Koppers, Inc.
         584,000        Sec. Nt.
                        9.875% due 10/15/2013           B2/B          665,760
                        Lyondell Chemical Co.
         372,000        Sr. Sub. Nt.
                        10.875% due 5/1/2009            B3/B-         393,390
                        Millennium America, Inc.
         513,070        Sr. Nt.
                        9.25% due 6/15/2008             B1/B+         583,617
                        Nalco Co.
         298,000        Sr. Sub. Nt.
                        8.875% due 11/15/2013          Caa1/B-        327,055
                                                                 ------------
                                                                    4,747,567
-----------------------------------------------------------------------------
CONSTRUCTION MACHINERY -- 2.1%
                        Joy Global, Inc.
         140,000        Sr. Sub. Nt.
                        8.75% due 3/15/2012             B1/B+         156,800
                        NMHG Hldg. Co.
         140,000        Sr. Nt.
                        10.00% due 5/15/2009            B3/B+         154,700
                        Terex Corp.
         285,000        Sr. Sub. Nt.
                        9.25% due 7/15/2011             B3/B          319,912
         285,000        Sr. Sub. Nt.
                        10.375% due 4/1/2011            B3/B          319,200
                        United Rentals NA, Inc.
         960,000        Sr. Sub. Nt.
                        7.75% due 11/15/2013            B2/B+         940,800
                                                                 ------------
                                                                    1,891,412
-----------------------------------------------------------------------------
CONSUMER PRODUCTS -- 3.3%
                        Bombardier Recreational
                        Products
         286,000        Sr. Sub. Nt.
                        8.375% due 12/15/2013           B3/B-         305,305
                        Elizabeth Arden, Inc.
         410,000        Sr. Sub. Nt.
                        7.75% due 1/15/2014             B2/B-         434,600
                        Jafra Cosmetics
         828,000        Sr. Sub. Nt.
                        10.75% due 5/15/2011            B3/B-         935,640
                        Rayovac Corp.
         745,000        Sr. Sub. Nt.
                        8.50% due 10/1/2013             B3/B-         826,950
                        Riddell Bell Hldgs., Inc.
         360,000        Sr. Sub. Nt.+
                        8.375% due 10/1/2012            B3/B-         372,600
                                                                 ------------
                                                                    2,875,095
-----------------------------------------------------------------------------
ELECTRIC -- 11.7%
                        Allegheny Energy Supply
       1,490,000        Nt.
                        7.80% due 3/15/2011             B3/B-       1,624,100
                        CMS Energy Corp.
         400,000        Sr. Nt.
                        8.50% due 4/15/2011             B1/B+         454,500

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian High Yield Bond Fund

December 31, 2004


-----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*            Value
-----------------------------------------------------------------------------
                        Dynegy Hldgs., Inc.
$        400,000        Sr. Sec. Nt.+
                        10.125% due 7/15/2013           B3/B-    $    458,000
                        Edison Mission Energy
         365,000        Sr. Nt.
                        9.875% due 4/15/2011            B1/B          432,525
         745,000        Sr. Nt.
                        10.00% due 8/15/2008            B1/B          854,888
                        Mission Energy Hldg.
       1,095,000        Sr. Sec. Nt.
                        13.50% due 7/15/2008           B3/CCC       1,366,012
                        NRG Energy, Inc.
         596,000        Sec. Nt.+
                        8.00% due 12/15/2013            B1/B          649,640
                        Sierra Pacific Resources
       1,600,000        Sr. Nt.
                        8.625% due 3/15/2014            B2/B-       1,808,000
                        Teco Energy, Inc.
       1,295,000        Nt.
                        7.00% due 5/1/2012             Ba2/BB       1,414,787
                        UtiliCorp Canada Fin.
       1,200,000        Sr. Nt.
                        7.75% due 6/15/2011             B2/B-       1,246,500
                                                                 ------------
                                                                   10,308,952
-----------------------------------------------------------------------------
ENERGY -- 3.0%
                        Chesapeake Energy Corp.
         318,000        Sr. Nt.+
                        6.375% due 6/15/2015           Ba3/BB-        326,745
                        Dresser, Inc.
         447,000        Sr. Nt.
                        9.375% due 4/15/2011            B2/B          489,465
                        Forest Oil Corp.
         365,000        Sr. Nt.
                        7.75% due 5/1/2014             Ba3/BB-        396,937
                        Newpark Resources, Inc.
         700,000        Sr. Sub. Nt. Ser. B
                        8.625% due 12/15/2007           B2/B          710,500
                        Pride Int'l., Inc.
         219,000        Sr. Nt.
                        7.375% due 7/15/2014           Ba2/BB-        239,258
                        Stone Energy Corp.
         159,000        Sr. Sub. Nt.+
                        6.75% due 12/15/2014            B2/B+         158,603
                        Western Oil Sands, Inc.
         298,000        Sr. Sec. Nt.
                        8.375% due 5/1/2012            Ba2/BB+        348,287
                                                                 ------------
                                                                    2,669,795
-----------------------------------------------------------------------------
ENTERTAINMENT -- 1.1%
                        Intrawest Corp.
         720,000        Sr. Nt.
                        7.50% due 10/15/2013            B1/B+         765,900
                        Six Flags, Inc.
         160,000        Sr. Nt.
                        9.625% due 6/1/2014           Caa1/CCC        160,800
                                                                 ------------
                                                                      926,700
-----------------------------------------------------------------------------
ENVIRONMENTAL -- 0.4%
                        Allied Waste NA, Inc.
         335,000        Sr. Nt.
                        7.875% due 4/15/2013           B2/BB-         343,375
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*            Value
-----------------------------------------------------------------------------
FOOD AND BEVERAGE -- 5.8%
                        American Seafood Group LLC
$        560,000        Sr. Sub. Nt.
                        10.125% due 4/15/2010           B3/B-    $    602,000
                        ASG Con. LLC/Finance, Inc.
       1,240,000        Sr. Disc. Nt.+(1)
                        0/11.50% due 11/1/2011         Caa1/B-        790,500
                        Del Monte Corp.
         635,000        Sr. Sub. Nt.
                        9.25% due 5/15/2011             B2/B          695,325
                        Merisant Co.
         960,000        Sr. Sub. Nt.+
                        9.50% due 7/15/2013             B3/B-         854,400
                        Michael Foods, Inc.
         373,000        Sr. Sub. Nt.
                        8.00% due 11/15/2013            B3/B-         393,515
                        Premium Standard Farms, Inc.
         969,000        Sr. Nt.
                        9.25% due 6/15/2011             B1/BB       1,036,830
                        Seminis Vegetable Seeds,
                        Inc.
         670,000        Sr. Sub. Nt.
                        10.25% due 10/1/2013            B3/B-         753,750
                                                                 ------------
                                                                    5,126,320
-----------------------------------------------------------------------------
GAMING -- 0.4%
                        Sun Int'l. Hotels Ltd.
         285,000        Sr. Sub. Nt.
                        8.875% due 8/15/2011            B2/B          311,363
-----------------------------------------------------------------------------
HEALTH CARE -- 3.6%
                        Alliance Imaging, Inc.
         636,000        Sr. Sub. Nt.+
                        7.25% due 12/15/2012            B3/B-         647,130
                        Bio-Rad Laboratories, Inc.
         358,000        Sr. Sub. Nt.+
                        6.125% due 12/15/2014          Ba3/BB-        360,685
                        Fisher Scientific Int'l.,
                        Inc.
         365,000        Sr. Sub. Nt.+
                        6.75% due 8/15/2014            Ba3/BB+        391,462
         382,000        Sr. Sub. Nt.
                        8.125% due 5/1/2012            Ba3/BB+        424,020
                        Fresenius Medical Care
         570,000        Capital Tr.
                        7.875% due 6/15/2011           Ba2/BB-        635,550
                        Medical Device Mfg., Inc.
         366,000        Sr. Sub. Nt.+
                        10.00% due 7/15/2012           Caa1/B-        394,365
                        National Nephrology Assocs.,
                        Inc.
         288,000        Sr. Sub. Nt.+
                        9.00% due 11/1/2011             B1/B          333,360
                                                                 ------------
                                                                    3,186,572
-----------------------------------------------------------------------------
HOME CONSTRUCTION -- 1.6%
                        D.R. Horton, Inc.
         800,000        Sr. Nt.
                        5.625% due 9/15/2014           Ba1/BB+        798,000
                        Meritage Corp.
         286,000        Sr. Nt.
                        9.75% due 6/1/2011             Ba3/BB-        316,030

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian High Yield Bond Fund

December 31, 2004


-----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*            Value
-----------------------------------------------------------------------------
                        WCI Communities, Inc.
$        280,000        Sr. Sub. Nt.
                        9.125% due 5/1/2012            Ba3/B+    $    310,800
                                                                 ------------
                                                                    1,424,830
-----------------------------------------------------------------------------
INDUSTRIAL-OTHER -- 1.7%
                        Da Lite Screen Co., Inc.
         224,000        Sr. Nt.+
                        9.50% due 5/15/2011             B2/B-         246,400
                        General Cable Corp.
         575,000        Sr. Nt.
                        9.50% due 11/15/2010            B2/B          649,750
                        PerkinElmer, Inc.
         560,000        Sr. Sub. Nt.
                        8.875% due 1/15/2013           Ba3/BB-        638,400
                                                                 ------------
                                                                    1,534,550
-----------------------------------------------------------------------------
LODGING -- 0.8%
                        Host Marriott LP
         398,000        Sr. Nt. Ser. J
                        7.125% due 11/1/2013           Ba3/B+         425,363
                        John Q. Hammons Hotels LP
         280,000        1st Mtg. Nt. Ser. B
                        8.875% due 5/15/2012            B2/B          316,400
                                                                 ------------
                                                                      741,763
-----------------------------------------------------------------------------
MEDIA-CABLE -- 5.0%
                        Charter Comm. Hldgs. II
       1,272,000        Sr. Nt.
                        10.25% due 9/15/2010          Caa1/CCC-     1,348,320
                        Charter Comm. Operating LLC
         372,000        Sr. Nt.+
                        8.00% due 4/30/2012             B2/B-         386,880
                        CSC Hldgs., Inc.
         730,000        Debt.
                        7.625% due 7/15/2018           B1/BB-         771,975
       1,120,000        Debt.
                        7.875% due 2/15/2018           B1/BB-       1,209,600
                        Insight Comm., Inc.
         298,000        Sr. Disc. Nt. (1)
                        0/12.25% due 2/15/2011         Caa2/B-        289,805
                        Insight Midwest LP
         373,000        Sr. Nt.
                        10.50% due 11/1/2010            B2/B+         408,435
                                                                 ------------
                                                                    4,415,015
-----------------------------------------------------------------------------
MEDIA-NONCABLE -- 4.0%
                        American Media Operations,
                        Inc.
         570,000        Sr. Sub. Nt. Ser. B
                        10.25% due 5/1/2009             B3/B-         600,637
                        Dex Media East LLC
         351,000        Sr. Sub. Nt.
                        12.125% due 11/15/2012          B2/B          427,781
                        DirecTV Hldgs. Finance
         278,000        Sr. Nt.
                        8.375% due 3/15/2013           B1/BB-         311,708
                        EchoStar DBS Corp.
         365,000        Sr. Nt.
                        6.375% due 10/1/2011           Ba3/BB-        373,212
         400,000        Sr. Nt.+
                        6.625% due 10/1/2014           Ba3/BB-        405,000

-----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*            Value
-----------------------------------------------------------------------------
                        Houghton Mifflin Co.
$        800,000        Sr. Sub. Nt.
                        9.875% due 2/1/2013            Caa1/B-   $    876,000
                        R.H. Donnelley Fin. Corp. I
         465,000        Sr. Sub. Nt.+
                        10.875% due 12/15/2012          B2/B+         552,188
                                                                 ------------
                                                                    3,546,526
-----------------------------------------------------------------------------
METALS AND MINING -- 3.7%
                        AK Steel Corp.
         880,000        Sr. Nt.
                        7.75% due 6/15/2012             B3/B+         906,400
         671,000        Sr. Nt.
                        7.875% due 2/15/2009            B3/B+         683,581
                        Century Aluminum Co.
         398,000        Sr. Nt.+
                        7.50% due 8/15/2014            B1/BB-         423,870
                        Luscar Coal Ltd.
         286,000        Sr. Nt.
                        9.75% due 10/15/2011           Ba3/BB         324,610
                        Oregon Steel Mills, Inc.
         480,000        1st Mtg. Nt.
                        10.00% due 7/15/2009            B2/B          534,000
                        Peabody Energy Corp.
         365,000        Sr. Nt.
                        6.875% due 3/15/2013           Ba3/BB-        395,113
                                                                 ------------
                                                                    3,267,574
-----------------------------------------------------------------------------
NATURAL GAS-PIPELINES -- 3.9%
                        El Paso Natural Gas
         670,000        Sr. Nt.
                        7.625% due 8/1/2010             B1/B-         733,650
                        Northwest Pipeline Corp.
         208,000        Sr. Nt.
                        8.125% due 3/1/2010            Ba2/B+         230,100
                        Southern Natural Gas Co.
         623,000        Nt.
                        7.35% due 2/15/2031             B1/B-         646,363
                        Transcontinental Gas
                        Pipeline Corp.
         180,000        Nt. Ser. B
                        7.00% due 8/15/2011            Ba2/B+         197,325
                        Williams Cos., Inc.
         875,000        Sr. Nt.
                        7.75% due 6/15/2031             B1/B+         916,562
         600,000        Nt.
                        8.125% due 3/15/2012            B1/B+         693,000
                                                                 ------------
                                                                    3,417,000
-----------------------------------------------------------------------------
NONCAPTIVE CONSUMER -- 0.7%
                        Dollar Financial Group, Inc.
         559,000        Sr. Nt.
                        9.75% due 11/15/2011            B3/B          606,515
-----------------------------------------------------------------------------
NON SOVEREIGN -- 1.2%
                        Gazprom OAO
         900,000        Nt.+
                        9.625% due 3/1/2013            NA/BB-       1,062,000
-----------------------------------------------------------------------------
PACKAGING -- 1.3%
                        Crown European Hldgs. S.A.
         355,000        Sec. Nt.
                        9.50% due 3/1/2011              B1/B+         404,700

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian High Yield Bond Fund

December 31, 2004


-----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*            Value
-----------------------------------------------------------------------------
                        Owens-Brockway Glass
                        Container
$        398,000        Sr. Nt.+
                        6.75% due 12/1/2014             B2/B     $    401,980
                        Silgan Hldgs., Inc.
         298,000        Sr. Sub. Nt.
                        6.75% due 11/15/2013            B1/B+         309,920
                                                                 ------------
                                                                    1,116,600
-----------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 3.8%
                        Graphic Packaging Int'l.,
                        Inc.
         522,000        Sr. Sub. Nt.
                        9.50% due 8/15/2013             B3/B-         593,775
                        Millar Western Forest
         298,000        Sr. Nt.
                        7.75% due 11/15/2013            B2/B+         318,860
                        Packaging Corp. of America
       1,000,000        Sr. Nt.
                        4.375% due 8/1/2008            Ba1/BBB      1,004,556
                        Stone Container Corp.
         745,000        Sr. Nt.
                        8.375% due 7/1/2012             B2/B          812,050
                        Stone Container Fin. Canada
         219,000        Sr. Nt.
                        7.375% due 7/15/2014            B2/B          233,235
                        Tembec Inds., Inc.
         348,000        Sr. Nt.
                        8.625% due 6/30/2009            Ba3/B         349,740
                                                                 ------------
                                                                    3,312,216
-----------------------------------------------------------------------------
RETAILERS -- 2.4%
                        J.C. Penney Co., Inc.
         596,000        Nt.
                        8.00% due 3/1/2010             Ba2/BB+        680,930
         720,000        Nt.
                        9.00% due 8/1/2012             Ba2/BB+        887,400
                        Petco Animal Supplies, Inc.
         285,000        Sr. Sub. Nt.
                        10.75% due 11/1/2011            B2/B+         333,450
                        Rent-A-Center
         239,000        Sr. Sub. Nt. Ser. B
                        7.50% due 5/1/2010             B1/BB-         247,664
                                                                 ------------
                                                                    2,149,444
-----------------------------------------------------------------------------
TECHNOLOGY -- 2.1%
                        AMI Semiconductor, Inc.
         361,000        Sr. Sub. Nt.
                        10.75% due 2/1/2013             B3/B          424,175
                        Flextronics Int'l. Ltd.
         159,000        Sr. Sub. Nt.+
                        6.25% due 11/15/2014           Ba2/BB-        157,410
                        Iron Mountain, Inc.
         700,000        Sr. Sub. Nt.
                        8.625% due 4/1/2013            Caa1/B         743,750
                        Magnachip Semiconductor
         318,000        Sr. Nt.+
                        6.875% due 12/15/2011          Ba3/B+         327,540
         159,000        Sr. Sub. Nt.+
                        8.00% due 12/15/2014            B2/B-         165,758
                                                                 ------------
                                                                    1,818,633
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*            Value
-----------------------------------------------------------------------------
TEXTILE -- 2.2%
                        Oxford Inds., Inc.
$        300,000        Sr. Nt.
                        8.875% due 6/1/2011             B2/B     $    322,125
                        Russell Corp.
         350,000        Sr. Nt.
                        9.25% due 5/1/2010             B1/BB-         375,375
                        St. John Knits Int'l., Inc.
         750,000        Sr. Sub. Nt.
                        12.50% due 7/1/2009             B3/B-         799,687
                        William Carter Co.
         422,000        Sr. Sub. Nt. Ser. B
                        10.875% due 8/15/2011           B3/B+         472,640
                                                                 ------------
                                                                    1,969,827
-----------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
                        Omi Corp.
         220,000        Sr. Nt.
                        7.625% due 12/1/2013            B1/B+         235,400
                        Teekay Shipping Corp.
         280,000        Sr. Nt.
                        8.875% due 7/15/2011           Ba2/BB-        324,800
                                                                 ------------
                                                                      560,200
-----------------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 5.4%
                        Centennial Cell Comm. Corp.
         700,000        Sr. Nt.
                        10.125% due 6/15/2013         Caa1/CCC        785,750
                        Inmarsat Fin. PLC
         477,000        Sr. Nt.
                        7.625% due 6/30/2012            B2/B-         496,080
                        Nextel Comm., Inc.
       1,970,000        Sr. Nt.
                        7.375% due 8/1/2015            Ba3/BB       2,167,000
                        Nextel Partners, Inc.
         350,000        Sr. Nt.
                        8.125% due 7/1/2011             B3/B-         388,500
                        Rogers Wireless, Inc.
         580,000        Sr. Sub. Nt.+
                        8.00% due 12/15/2012            B2/B+         613,350
                        Ubiquitel Operating Co.
         298,000        Sr. Nt.
                        9.875% due 3/1/2011           Caa1/CCC        334,505
                                                                 ------------
                                                                    4,785,185
-----------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 3.6%
                        AT & T Corp.
         398,000        Sr. Nt. (3)
                        9.05% due 11/15/2011           Ba1/BB+        458,197
                        Citizens Comm. Co.
         238,000        Sr. Nt.
                        6.25% due 1/15/2013            Ba3/BB+        239,785
                        MCI, Inc.
         397,000        Sr. Nt. (3)
                        7.688% due 5/1/2009             B2/B+         410,895

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian High Yield Bond Fund

December 31, 2004


-----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*            Value
-----------------------------------------------------------------------------
                        Qwest Corp.
$        397,000        Debt.
                        7.20% due 11/10/2026           Ba3/BB-   $    381,120
       1,085,000        Sr. Nt.+
                        7.875% due 9/1/2011            Ba3/BB-      1,177,225
                        U.S. West Comm.
         480,000        Debt.
                        8.875% due 6/1/2031            Ba3/BB-        501,600
                                                                 ------------
                                                                    3,168,822
-----------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                          (COST $72,992,871)                       77,814,595
-----------------------------------------------------------------------------
SOVEREIGN DEBT SECURITIES -- 2.8%
                        Federative Republic of
                        Brazil
$      1,163,000        Nt.
                        9.25% due 10/22/2010           B1/BB-    $  1,300,234
                        Pemex Project Funding Master
                        Tr
       1,000,000        Nt. (3)
                        7.875% due 2/1/2009           Baa1/BBB-     1,123,500
-----------------------------------------------------------------------------
                        TOTAL SOVEREIGN DEBT SECURITIES
                          (COST $2,320,791)                         2,423,734
-----------------------------------------------------------------------------
INDEXED SECURITIES -- 3.0%
                        Targeted Return Index
$      2,383,722        Secs. Tr.
                        Ser. HY-2004-1+(3)
                        7.94% due 8/1/2015             B1/BB-
                          (COST $2,539,791)                      $  2,607,220
-----------------------------------------------------------------------------
WARRANT -- 0.0%
Shares                                                                  Value
-----------------------------------------------------------------------------
                        XM Satellite Radio, Inc.
             330        exp. 3/15/2010
                          (COST $66,660)                         $     28,050
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.1%
Principal
Amount                                                                  Value
-----------------------------------------------------------------------------
$      3,629,000        State Street Bank and Trust
                        Co.
                        repurchase agreement,
                        dated 12/31/2004, maturity
                        value $3,629,641 at
                        2.12% due 1/3/2005 (2)
                          (COST $3,629,000)                      $  3,629,000
-----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.2%
  (COST $81,549,113)                                               86,502,599
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 1.8%                                          1,604,587
-----------------------------------------------------------------------------
NET ASSETS -- 100%                                               $ 88,107,186
-----------------------------------------------------------------------------

 *  Unaudited.

 + Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At December 31, 2004, the aggregate market value of these securities amounted to $17,655,227 representing 20.0% of net assets.

(1) Step-up bond.

(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

(3) Floating rate note. The rate shown is the rate in effect at December 31, 2004.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Tax-Exempt Fund

SCHEDULE OF INVESTMENTS

December 31, 2004



MUNICIPAL BONDS -- 98.6%
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*             Value
-------------------------------------------------------------------------
ALABAMA -- 1.1%
     $ 1,000,000        Alabama 21st Century
                        Auth. Tobacco
                        Settlement Rev.,
                        5.25% due 12/1/2009      Baa1/A-    $   1,054,230
-------------------------------------------------------------------------
ALASKA -- 1.5%
       1,300,000        Northern Tobacco
                        Securitization Corp.,
                        5.80% due 6/1/2012       Baa3/BBB       1,349,283
-------------------------------------------------------------------------
ARIZONA -- 6.4%
       1,500,000        Arizona Tourism &
                        Sports Auth.,
                        5.00% due 7/1/2024        Aaa/NR        1,577,280
       1,500,000        Mesa, AZ Street & Hwy.
                        Rev.,
                        5.125% due 7/1/2023      Aaa/AAA        1,619,850
       1,500,000        Phoenix, AZ Civic
                        Impt. Corp. Wtr. Sys.
                        Rev.,
                        5.50% due 7/1/2020       Aaa/AAA        1,664,835
       1,000,000        Phoenix, AZ G.O. Ser.
                        B,
                        5.375% due 7/1/2020      Aa1/AA+        1,110,760
                                                            -------------
                                                                5,972,725
-------------------------------------------------------------------------
ARKANSAS -- 1.2%
       1,000,000        Arkansas St. G.O. Fed.
                        Hwy. Grant Ser. A,
                        5.50% due 8/1/2011        Aa2/AA        1,111,780
-------------------------------------------------------------------------
CALIFORNIA -- 9.5%
       3,000,000        California St. Econ.
                        G.O. Ser. B,
                        5.00% due 7/1/2023 (1)   Aa3/AA-        3,243,870
       2,000,000        California St. G.O.,
                        5.25% due 11/1/2027        A3/A         2,096,220
       2,000,000        California St. Pub.
                        Wks. Brd.
                        Dept. of Mental Hlth.,
                        5.50% due 6/1/2023       Baa1/A-        2,164,660
       1,250,000        Metropolitan Wtr.
                        Dist. South California
                        Wtrwks. Rev. Ser. B-1,
                        5.00% due 10/1/2029      Aaa/AAA        1,293,750
                                                            -------------
                                                                8,798,500
-------------------------------------------------------------------------
COLORADO -- 2.2%
         500,000        Colorado Housing &
                        Fin. Auth. Rev.,
                        2.00% due 10/1/2030
                        (1)                      Aaa/AAA          500,000
       1,500,000        Mesa Cnty., CO Valley
                        Sch. Dist. Ser. A,
                        5.00% due 12/1/2024       Aaa/NR        1,583,910
                                                            -------------
                                                                2,083,910
-------------------------------------------------------------------------
DISTRICT OF COLUMBIA -- 0.5%
         300,000        District Columbia G.O.
                        Ser. A,
                        2.00% due 6/1/2015 (1)   Aaa/AAA          300,000
         155,000        District Columbia
                        Tobacco Settlement
                        Financing Corp. Rev.,
                        5.375% due 5/15/2010     Baa3/BBB         159,676
                                                            -------------
                                                                  459,676
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*             Value
-------------------------------------------------------------------------
FLORIDA -- 5.5%
     $ 1,500,000        Florida St. Brd. of
                        Ed. Lottery Rev. Ser.
                        C,
                        5.25% due 7/1/2016       Aaa/AAA    $   1,652,715
       1,000,000        Lakes By The Bay
                        South Community,
                        6.25% due 5/1/2034        NR/NR         1,038,420
       2,255,000        St. Johns Cnty., FL
                        Sales Tax Rev.,
                        5.25% due 10/1/2027      Aaa/AAA        2,410,866
                                                            -------------
                                                                5,102,001
-------------------------------------------------------------------------
GEORGIA -- 3.2%
       1,000,000        Fulton Cnty., GA Dev.
                        Auth. Rev. Georgia
                        Tech. Foundation Ser.
                        A,
                        5.125% due 11/1/2021     Aa1/AA+        1,075,180
         350,000        Gainesville, GA Wtr. &
                        Swg. Rev.,
                        5.25% due 11/15/2018     Aaa/AAA          381,927
       1,500,000        Municipal Electric
                        Auth. Georgia,
                        2.00% due 1/1/2026 (1)   Aaa/AAA        1,500,000
                                                            -------------
                                                                2,957,107
-------------------------------------------------------------------------
IDAHO -- 2.0%
       1,625,000        Boise City, ID Urban
                        Renewal Agy. Lease,
                        6.00% due 8/15/2023      Aaa/AAA        1,843,075
-------------------------------------------------------------------------
ILLINOIS -- 1.2%
       1,000,000        Chicago, IL Brd. of
                        Ed. Ser. A,
                        5.25% due 12/1/2018      Aaa/AAA        1,097,460
-------------------------------------------------------------------------
IOWA -- 1.8%
       1,615,000        Tobacco Settlement
                        Auth. IA Rev. Ser. B,
                        5.50% due 6/1/2011       Baa3/BBB       1,669,442
-------------------------------------------------------------------------
KANSAS -- 2.6%
       1,300,000        Kansas St. Dev. Fin.
                        Auth. Lease,
                        5.125% due 4/1/2022      Aaa/AAA        1,403,610
       1,000,000        Wyandotte Cnty.,
                        Kansas City, KS Impt.
                        Ser. B,
                        5.00% due 9/1/2028       Aaa/AAA        1,033,210
                                                            -------------
                                                                2,436,820
-------------------------------------------------------------------------
MARYLAND -- 2.9%
       1,000,000        Prince Georges Cnty.,
                        MD
                        Industrial Dev. Auth.
                        Ref.,
                        5.00% due 6/30/2019      Aaa/AAA        1,080,320
       1,600,000        Washington Sub. San
                        Dist. MD Ser. A,
                        2.00% due 6/1/2023 (1)   Aaa/AAA        1,600,000
                                                            -------------
                                                                2,680,320
-------------------------------------------------------------------------
MASSACHUSETTS -- 5.1%
       2,000,000        Massachusetts Bay
                        Trans. Auth. Rev. Ser.
                        A,
                        5.00% due 7/1/2027       Aa1/AAA        2,078,100

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian Tax-Exempt Fund

December 31, 2004


-------------------------------------------------------------------------
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*             Value
-------------------------------------------------------------------------
     $ 1,500,000        Massachusetts St.
                        Special Obligation
                        Rev.,
                        5.25% due 1/1/2028       Aaa/AAA    $   1,590,375
       1,000,000        Massachusetts St. Wtr.
                        Resources Auth. Rev.
                        Ser. A,
                        5.00% due 8/1/2029       Aaa/AAA        1,032,220
                                                            -------------
                                                                4,700,695
-------------------------------------------------------------------------
MICHIGAN -- 1.9%
       1,650,000        Michigan St. Hospital
                        Fin. Auth. Rev.,
                        5.50% due 11/1/2014        A2/A         1,806,668
-------------------------------------------------------------------------
MINNESOTA -- 4.0%
       2,000,000        Minnesota St. Muni.
                        Power Agy. Electric,
                        5.25% due 10/1/2024       A3/NR         2,144,820
       1,500,000        St. Paul, MN Port
                        Auth. Lease Rev.,
                        5.125% due 12/1/2027     Aa2/AA+        1,582,740
                                                            -------------
                                                                3,727,560
-------------------------------------------------------------------------
NEW HAMPSHIRE -- 0.8%
         700,000        New Hampshire Higher
                        Ed.
                        & Hlth. Facs. Auth.
                        Rev.,
                        2.00% due 1/1/2028 (1)   Aaa/AAA          700,000
-------------------------------------------------------------------------
NEW JERSEY -- 2.5%
                        Tobacco Settlement
                        Financing Corp.,
       1,000,000        5.50% due 6/1/2011       Baa3/BBB       1,036,490
       1,235,000        5.50% due 6/1/2012       Baa3/BBB       1,273,532
                                                            -------------
                                                                2,310,022
-------------------------------------------------------------------------
NEW MEXICO -- 1.2%
       1,000,000        New Mexico St. Hwy.
                        Comm.
                        Tax Rev. Preref.,
                        6.00% due 6/15/2010
                        (2)                      Aa2/AA+        1,138,220
-------------------------------------------------------------------------
NEW YORK -- 5.1%
       1,255,000        New York City
                        Industrial Dev. Agy.,
                        5.25% due 3/1/2018       Aaa/AAA        1,378,756
       1,615,000        New York City
                        Transport Fin.,
                        5.00% due 8/1/2007       Aa2/AA+        1,721,606
       1,500,000        New York St. Urban
                        Dev. Corp.,
                        5.25% due 1/1/2021        NR/AA-        1,631,880
                                                            -------------
                                                                4,732,242
-------------------------------------------------------------------------
NORTH DAKOTA -- 1.2%
       1,000,000        North Dakota St. Wtr.
                        Comm. Rev.,
                        5.75% due 8/1/2020       Aaa/AAA        1,122,660
-------------------------------------------------------------------------
OHIO -- 1.3%
       1,050,000        Univ. of Cincinnati,
                        OH General Rcpts. Ser.
                        A,
                        5.50% due 6/1/2011       Aaa/AAA        1,191,435
-------------------------------------------------------------------------
PENNSYLVANIA -- 1.2%
       1,000,000        Delaware River Port
                        Auth. PA & NJ,
                        6.00% due 1/1/2017       Aaa/AAA        1,136,550
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*             Value
-------------------------------------------------------------------------
PUERTO RICO -- 12.7%
     $ 2,000,000        Puerto Rico Comwlth.,
                        5.00% due 7/1/2029       Baa1/A-    $   2,040,900
       1,000,000        Puerto Rico Muni. Fin.
                        Agency Ser. A,
                        5.25% due 8/1/2021       Aaa/AAA        1,105,000
       1,500,000        Puerto Rico Pub.
                        Bldgs. Auth. Rev.
                        Gov't. Facs. Ser. I,
                        5.50% due 7/1/2020       Baa1/A-        1,673,700
       2,000,000        Puerto Rico Pub.
                        Bldgs. Auth. Rev. Ref.
                        Gov't. Facs. Ser. J,
                        5.00% due 7/1/2036       Aaa/AAA        2,207,220
       2,400,000        Puerto Rico Pub.
                        Bldgs. Auth. Rev. Ref.
                        Gov't. Facs. Ser. K,
                        4.50% due 7/1/2022       Baa1/A-        2,501,544
       2,000,000        Puerto Rico Pub. Fin.
                        Corp. Comwlth. Approp.
                        Ser. A,
                        5.75% due 8/1/2027 (1)  Baa2/BBB+       2,231,940
                                                            -------------
                                                               11,760,304
-------------------------------------------------------------------------
SOUTH CAROLINA -- 5.2%
         350,000        Charleston Cnty., SC
                        Sch. Dist. Ref. Ser.
                        B,
                        5.00% due 2/1/2016       Aa1/AA+          375,823
       1,250,000        Charleston, SC Wtrwks.
                        & Swr. Rev.,
                        5.25% due 1/1/2018       Aa3/AA-        1,357,637
       1,000,000        Mount Pleasant, SC
                        Wtr.
                        & Swr. Rev. Ref. &
                        Impt.,
                        5.25% due 12/1/2019      Aaa/AAA        1,103,930
       2,000,000        Tobacco Settlement
                        Rev. Management,
                        6.00% due 5/15/2022      Baa3/BBB       1,978,580
                                                            -------------
                                                                4,815,970
-------------------------------------------------------------------------
TENNESSEE -- 0.8%
         700,000        Knox Cnty., TN
                        Pub. Impt. G.O.,
                        5.375% due 5/1/2020       Aa2/AA          774,221
-------------------------------------------------------------------------
VIRGINIA -- 5.1%
       3,000,000        Fairfax Cnty., VA Ref.
                        Pub. Impt. Ser. A,
                        4.25% due 6/1/2008       Aaa/AAA        3,188,490
       1,430,000        Newport News, VA Gen.
                        Impt. Ser. D,
                        5.00% due 12/1/2022       Aa2/AA        1,520,676
                                                            -------------
                                                                4,709,166
-------------------------------------------------------------------------
WASHINGTON -- 3.8%
       1,250,000        Snohomish Cnty., WA
                        G.O.,
                        5.375% due 12/1/2019     Aaa/AAA        1,375,725
       2,000,000        Tobacco Settlement
                        Auth. WA Rev.,
                        6.25% due 6/1/2011       Baa3/BBB       2,149,060
                                                            -------------
                                                                3,524,785
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Tax-Exempt Fund

December 31, 2004


-------------------------------------------------------------------------
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*             Value
-------------------------------------------------------------------------
WISCONSIN -- 5.1%
                        Badger Tobacco Asset
                        Securitization Corp.,
     $ 1,500,000        5.50% due 6/1/2010       Baa3/BBB   $   1,554,450
       2,070,000        5.75% due 6/1/2011       Baa3/BBB       2,167,952
       1,005,000        6.00% due 6/1/2017       Baa3/BBB       1,006,126
                                                            -------------
                                                                4,728,528
-------------------------------------------------------------------------
                        TOTAL MUNICIPAL BONDS
                          (COST $87,894,748)                   91,495,355
-------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.6%
  (COST $87,894,748)                                           91,495,355
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 1.4%                                      1,326,761
-------------------------------------------------------------------------
NET ASSETS -- 100%                                          $  92,822,116
-------------------------------------------------------------------------

 *  Unaudited.

(1) Variable rate demand notes.

(2) Pre-refunded.

GLOSSARY:
    G.O. -- General Obligation.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian Cash Management Fund

SCHEDULE OF INVESTMENTS

December 31, 2004



CORPORATE BONDS -- 1.8%
Principal                                  Maturity
Amount                                         Date           Value
-------------------------------------------------------------------
CAPITAL MARKETS -- 1.1%
$  5,000,000   Goldman Sachs Group,
                 Inc.
                 7.50%                    1/28/2005   $   5,022,469
-------------------------------------------------------------------
FINANCIAL-BANKS -- 0.7%
   3,335,000   First Union Corp.
                 7.05%                     8/1/2005       3,415,098
-------------------------------------------------------------------
               TOTAL CORPORATE BONDS
                 (COST $8,437,567)                        8,437,567
-------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES -- 4.5%
U.S. GOVERNMENT AGENCY SECURITIES -- 4.5%
$  6,000,000   FHLB
                 1.44%                     3/8/2005   $   6,000,000
               FNMA
  10,000,000     1.65%                    5/16/2005      10,000,000
   5,000,000     2.32%                    9/30/2005       5,000,000
-------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT SECURITIES
                 (COST $21,000,000)                      21,000,000
-------------------------------------------------------------------
COMMERCIAL PAPER -- 72.6%
ASSET BACKED -- 2.1%
$  5,000,000   Sheffield Receivables
                 Corp.
                 2.34%                     2/1/2005   $   4,989,925
   5,000,000   Surrey Funding Corp.
                 2.11%                     1/3/2005       4,999,414
-------------------------------------------------------------------
               TOTAL ASSET BACKED                         9,989,339
-------------------------------------------------------------------
FINANCIAL -- 31.1%
AUTOMOTIVE -- 4.3%
$ 10,000,000   BMW US Capital LLC
                 2.28%                    1/20/2005   $   9,987,967
  10,000,000   Toyota Motor Credit
                 Corp.
                 2.27%                    1/28/2005       9,982,975
                                                      -------------
                                                         19,970,942
-------------------------------------------------------------------
CAPITAL MARKETS -- 2.1%
  10,000,000   Morgan Stanley Dean
                 Witter & Co.
                 2.32%                    1/18/2005       9,989,044
-------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 4.3%
  10,000,000   Citigroup Global Markets
                 Hldgs., Inc.
                 2.24%                    1/20/2005       9,988,178
  10,000,000   Credit Suisse First
                 Boston
                 2.31%                    1/13/2005       9,992,300
                                                      -------------
                                                         19,980,478
-------------------------------------------------------------------
FINANCE COMPANIES -- 2.1%
   5,066,000   Barton Capital Corp.
                 2.27%                    1/10/2005       5,063,125
   5,000,000   Private Export Funding
                 Corp.
                 2.53%                    5/23/2005       4,950,103
                                                      -------------
                                                         10,013,228
-------------------------------------------------------------------

-------------------------------------------------------------------
Principal                                Maturity
Amount                                   Date                 Value
-------------------------------------------------------------------
FINANCIAL-BANKS -- 16.2%
$  5,000,000   Abbey National NA LLC
                 2.28%                    1/10/2005   $   4,997,150
   9,100,000   ABN Amro NA
                 2.25%                    1/10/2005       9,094,881
   5,000,000   Bank of America Corp.
                 2.37%                     3/7/2005       4,978,604
  12,000,000   Deutsche Bank Financial
                 2.26%                     1/3/2005      11,998,493
   5,000,000   Dexia Delaware LLC
                 2.30%                    1/18/2005       4,994,570
  10,000,000   Dresdner Bank AG
                 2.42%                    2/28/2005       9,961,011
  10,000,000   HVB Finance
                 2.28%                    1/10/2005       9,994,300
  10,000,000   Societe Generale NA
                 2.28%                     2/1/2005       9,980,367
  10,000,000   UBS Finance, Inc.
                 2.305%                   1/28/2005       9,982,713
                                                      -------------
                                                         75,982,089
-------------------------------------------------------------------
FINANCIAL-OTHER -- 2.1%
  10,000,000   Govco, Inc.
                 2.17%                     1/3/2005       9,998,794
-------------------------------------------------------------------
               TOTAL FINANCIAL                          145,934,575
-------------------------------------------------------------------
INDUSTRIAL -- 39.4%
AGRICULTURAL -- 1.1%
$  5,150,000   Cargill, Inc.
                 2.25%                     1/6/2005   $   5,148,391
-------------------------------------------------------------------
BEVERAGE -- 3.7%
  10,000,000   Coca-Cola Co.
                 2.25%                    1/27/2005       9,983,750
   7,640,000   PepsiCo., Inc.
                 2.21%                     1/5/2005       7,638,124
                                                      -------------
                                                         17,621,874
-------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 3.2%
  15,000,000   Pitney Bowes Inc.
                 2.23%                     1/6/2005      14,995,354
-------------------------------------------------------------------
CONGLOMERATES -- 1.6%
   7,380,000   General Electric Capital
                 Corp.
                 2.17%                    1/11/2005       7,375,551
-------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.1%
               SBC Int'l., Inc.
   5,000,000     2.20%                    1/10/2005       4,997,250
   5,000,000     2.35%                     3/7/2005       4,978,785
                                                      -------------
                                                          9,976,035
-------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 1.1%
   5,000,000   Sharp Electronics
                 2.31%                    1/24/2005       4,992,621
-------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 1.1%
   5,000,000   Wal-Mart Stores, Inc.
                 2.23%                    1/26/2005       4,992,257
-------------------------------------------------------------------
FOOD PRODUCTS -- 2.1%
   5,000,000   McCormick & Co., Inc.
                 2.30%                    2/22/2005       4,983,389
   5,000,000   Nestle Capital Corp.
                 2.13%                    1/12/2005       4,996,746
                                                      -------------
                                                          9,980,135
-------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Cash Management Fund

December 31, 2004


-------------------------------------------------------------------
Principal                                Maturity
Amount                                   Date                 Value
-------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 2.1%
$ 10,000,000   Medtronic, Inc.
                 2.25%                     1/5/2005   $   9,997,500
-------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.1%
   5,000,000   Fortune Brands, Inc.
                 2.03%                     1/3/2005       4,999,436
-------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.1%
  10,000,000   Procter & Gamble Co.
                 2.135%                   1/13/2005       9,992,883
-------------------------------------------------------------------
MEDIA -- 4.3%
  10,000,000   Gannett Co., Inc.
                 2.26%                     1/3/2005       9,998,744
  10,000,000   Knight-Ridder, Inc.
                 2.18%                    1/10/2005       9,994,550
                                                      -------------
                                                         19,993,294
-------------------------------------------------------------------
OIL AND GAS SERVICES -- 4.2%
               Koch Inds.
   5,000,000     2.25%                     1/7/2005       4,998,125
   5,000,000     2.28%                    1/18/2005       4,994,616
  10,000,000   Motiva Enterprises
                 2.27%                    1/12/2005       9,993,064
                                                      -------------
                                                         19,985,805
-------------------------------------------------------------------
PHARMACEUTICALS -- 4.2%
   5,000,000   Alcon Fin.
                 2.34%                     3/1/2005       4,980,825
   5,000,000   Eli Lilly & Co.
                 2.28%                     2/1/2005       4,990,184
  10,000,000   Pfizer, Inc.
                 2.14%                    1/14/2005       9,992,272
                                                      -------------
                                                         19,963,281
-------------------------------------------------------------------
TRANSPORT SERVICES -- 1.1%
   5,000,000   Netjets, Inc.
                 2.19%                    1/21/2005       4,993,917
-------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 4.3%
  10,000,000   National Rural Utilities
                 Coop. Fin.
                 2.27%                    1/10/2005       9,994,325
  10,000,000   Southern Co.
                 2.22%                    1/13/2005       9,992,600
                                                      -------------
                                                         19,986,925
-------------------------------------------------------------------
               TOTAL INDUSTRIAL                         184,995,259
-------------------------------------------------------------------
               TOTAL COMMERCIAL PAPER
                 (COST $340,919,173)                    340,919,173
-------------------------------------------------------------------
TAXABLE MUNICIPAL SECURITIES -- 19.5%
Principal                                     Reset
Amount                                        Date*           Value
-------------------------------------------------------------------
CALIFORNIA -- 4.6%
$ 13,590,000   California Housing Fin.
                 Agency
                 2.42%                     1/5/2005   $  13,590,000
   8,100,000   Sacramento Cnty., CA
                 2.41%                     1/5/2005       8,100,000
                                                      -------------
                                                         21,690,000
-------------------------------------------------------------------

-------------------------------------------------------------------
Principal                                     Reset
Amount                                        Date*           Value
-------------------------------------------------------------------
COLORADO -- 2.9%
               Colorado Housing & Fin.
                 Auth
$  7,390,000     2.42%                     1/5/2005   $   7,390,000
   6,000,000     2.42%                     1/5/2005       6,000,000
                                                      -------------
                                                         13,390,000
-------------------------------------------------------------------
CONNECTICUT -- 1.7%
   8,000,000   Connecticut St. Housing
                 & Fin. Auth.
                 2.42%                     1/6/2005       8,000,000
-------------------------------------------------------------------
MICHIGAN -- 0.9%
   4,000,000   Michigan St. Housing
                 Dev. Auth.
                 2.42%                     1/5/2005       4,000,000
-------------------------------------------------------------------
NEW YORK-3.6%
  17,040,000   New York City Trans.
                 2.42%                     1/5/2005      17,040,000
-------------------------------------------------------------------
UTAH -- 4.6%
               Utah Housing Corp.
                 Single Family
   3,630,000     2.42%                     1/5/2005       3,630,000
   3,835,000     2.42%                     1/5/2005       3,835,000
   1,400,000     2.42%                     1/5/2005       1,400,000
   5,610,000     2.42%                     1/5/2005       5,610,000
               Utah St. Housing Fin.
                 Agency
   2,780,000     2.42%                     1/5/2005       2,780,000
   4,415,000     2.42%                     1/5/2005       4,415,000
                                                      -------------
                                                         21,670,000
-------------------------------------------------------------------
WASHINGTON -- 1.2%
   5,595,000   Seattle, WA
                 2.40%                    8/31/2005       5,595,000
-------------------------------------------------------------------
               TOTAL TAXABLE MUNICIPAL SECURITIES
                 (COST $91,385,000)                      91,385,000
-------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.7%
Principal
Amount                                                        Value
-------------------------------------------------------------------
$  8,139,000   State Street Bank and Trust Co.
               repurchase agreement,
               dated 12/31/2004, maturity
               value $8,140,438 at
               2.12% due 1/3/2005 (1)
                 (COST $8,139,000)                    $   8,139,000
-------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1% (COST
  $469,880,740)                                         469,880,740
LIABILITIES IN EXCESS OF CASH,
  RECEIVABLES AND
  OTHER ASSETS -- (0.1)%
                                                           (578,146)
-------------------------------------------------------------------
NET ASSETS -- 100%                                    $ 469,302,594
-------------------------------------------------------------------

 * Floating rate note. The rate shown is the rate in effect at December 31, 2004.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Park Avenue Portfolio

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004
------------------------------------------------------------

                                                        THE GUARDIAN    THE GUARDIAN   THE GUARDIAN   THE GUARDIAN   THE GUARDIAN
                                                        PARK AVENUE      UBS LARGE     PARK AVENUE     UBS SMALL        ASSET
                                                            FUND         CAP VALUE      SMALL CAP      CAP VALUE      ALLOCATION
                                                                            FUND           FUND           FUND           FUND
                                                       --------------------------------------------------------------------------
ASSETS
    Investments, at identified cost (includes
      majority-owned subsidiary of $132,417,998 for
      GAAF)..........................................  $  959,418,987   $75,564,370    $189,882,383   $37,975,097    $164,215,407
                                                       --------------------------------------------------------------------------
                                                       --------------------------------------------------------------------------
    Investments, at market -- Note 1 (includes
      majority-owned subsidiary of $126,801,679 for
      GAAF)..........................................   1,127,908,276    99,252,226    226,825,075     48,933,545     158,637,391
    Cash.............................................             589           931         16,854            970              44
    Foreign Currency (cost $18,088 GBGIF and $11,474
      GBGEMF, respectively)..........................              --            --             --             --              --
    Dividends receivable.............................         933,806        87,539        142,635         49,882          29,105
    Receivable for fund shares sold..................         216,620         6,416        242,225          7,692          60,288
    Interest receivable..............................             296            88            120            130             347
    Receivable for securities sold...................             255       216,359             --        361,640              --
    Dividend reclaim receivable......................              --            --             --             --              --
    Principal paydowns receivable....................              --            --             --             --              --
    Other assets.....................................          29,615         2,131          4,937            997           3,940
                                                       --------------------------------------------------------------------------
        TOTAL ASSETS.................................   1,129,089,457    99,565,690    227,231,846     49,354,856     158,731,115
                                                       --------------------------------------------------------------------------
LIABILITIES
    Payable for fund shares redeemed.................       1,492,677            --        143,539         18,350         171,790
    Accrued expenses.................................         278,682        92,451         69,457         76,716          70,225
    Payable for securities purchased.................              --       210,032         14,279        330,353              --
    Distributions payable............................              --            --          1,009             --              --
    Payable for variation margin -- Note 1...........              --            --             --             --           5,000
    Accrued foreign capital gains tax................              --            --             --             --              --
    Payable for forward mortgage securities
      purchased -- Note 7............................              --            --             --             --              --
    Due to GIS.......................................         762,208        91,601        214,073         44,213          46,901
                                                       --------------------------------------------------------------------------
        TOTAL LIABILITIES............................       2,533,567       394,084        442,357        469,632         293,916
                                                       --------------------------------------------------------------------------
        NET ASSETS...................................  $1,126,555,890   $99,171,606    $226,789,489   $48,885,224    $158,437,199
                                                       --------------------------------------------------------------------------
                                                       --------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    Shares of beneficial interest, at par............  $      361,051   $    74,714    $   118,439    $    37,465    $    138,733
    Additional paid-in capital.......................   1,646,565,232    74,251,079    178,204,303     37,465,298     215,320,910
    Undistributed/(distribution in excess) of net
      investment income..............................       1,652,167        26,487             --             --         320,666
    Accumulated net realized gain/(loss) on
      investments and foreign currency related
      transactions...................................    (690,511,849)    1,131,470     11,524,055        424,013     (51,897,433)
    Net unrealized appreciation/(depreciation) of
      investment and foreign currency related
      transactions...................................     168,489,289    23,687,856     36,942,692     10,958,448      (5,445,677)
                                                       --------------------------------------------------------------------------
        NET ASSETS...................................  $1,126,555,890   $99,171,606    $226,789,489   $48,885,224    $158,437,199
                                                       --------------------------------------------------------------------------
                                                       --------------------------------------------------------------------------
NET ASSETS
    Class A..........................................  $  980,871,999   $26,676,316    $181,067,508   $14,331,751    $111,486,212
    Class B..........................................  $  130,371,598   $24,646,063    $23,574,118    $11,651,564    $ 29,226,407
    Class C..........................................  $    6,551,322   $23,506,993    $ 9,756,792    $11,094,535    $  8,431,373
    Class K..........................................  $    8,760,971   $24,342,234    $12,391,071    $11,807,374    $  9,293,207
SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
    Class A..........................................      31,266,008     2,005,735      9,331,205      1,088,537       9,757,412
    Class B..........................................       4,337,340     1,860,913      1,314,140        900,365       2,563,504
    Class C..........................................         221,158     1,774,792        548,055        857,350         738,703
    Class K..........................................         280,569     1,829,978        650,483        900,287         813,699
NET ASSET VALUE PER SHARE
    Class A..........................................          $31.37        $13.30         $19.40         $13.17          $11.43
    Class B..........................................          $30.06        $13.24         $17.94         $12.94          $11.40
    Class C..........................................          $29.62        $13.24         $17.80         $12.94          $11.41
    Class K..........................................          $31.23        $13.30         $19.05         $13.12          $11.42
MAXIMUM OFFERING PRICE PER SHARE
    Class A (Net Asset Value X 104.71%)*.............          $32.85        $13.93         $20.31         $13.79          $11.97
    Class A (Net Asset Value X 103.09%)*.............              --            --             --             --              --

 * Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.
** No load is charged on Class A shares.

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN     THE GUARDIAN      THE GUARDIAN     THE GUARDIAN   THE GUARDIAN   THE GUARDIAN   THE GUARDIAN   THE GUARDIAN
   S&P 500      BAILLIE GIFFORD   BAILLIE GIFFORD    INVESTMENT    LOW DURATION    HIGH YIELD     TAX-EXEMPT        CASH
    INDEX        INTERNATIONAL       EMERGING         QUALITY       BOND FUND         BOND           FUND        MANAGEMENT
    FUND          GROWTH FUND      MARKETS FUND      BOND FUND                        FUND                          FUND
----------------------------------------------------------------------------------------------------------------------------
$168,510,478     $ 39,220,027      $ 74,429,911     $166,558,290   $33,780,423    $81,549,113    $87,894,748    $469,880,740
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 178,324,721       56,905,004       101,657,039     168,748,745     33,577,905     86,502,599     91,495,355     469,880,740
      88,200              986               380          45,179         41,773         70,298        215,230          51,014
          --           19,272            11,711              --             --             --             --              --
     225,830           80,340           194,673              --             --             --             --              --
     106,037           24,706            27,945          44,303          8,417         14,897            475         359,305
         293            1,999                69       1,010,846        343,405      1,647,790      1,232,193         776,044
          --               --                --              --             --         89,175             --              --
          --           13,099                --              --             --             --             --              --
          --               --                --          55,723             --             --             --              --
       3,987            1,248             2,011           4,061            796          1,821          2,201          12,448
----------------------------------------------------------------------------------------------------------------------------
 178,749,068       57,046,654       101,893,828     169,908,857     33,972,296     88,326,580     92,945,454     471,079,551
----------------------------------------------------------------------------------------------------------------------------
      35,694           63,734           122,381         223,772         13,819          9,612          9,350       1,324,484
      63,579           68,829            81,092          68,936         38,340         44,809         42,912         136,154
          --               --                --       1,108,004        169,821         85,675             --              --
          --               --                --          92,820            856             --          5,697           1,751
       4,000               --                --              --             --             --             --              --
          --               --            43,584              --             --             --             --              --
          --               --                --      24,059,296             --             --             --              --
      92,991           22,658            40,369         113,340         33,112         79,298         65,379         314,568
----------------------------------------------------------------------------------------------------------------------------
     196,264          155,221           287,426      25,666,168        255,948        219,394        123,338       1,776,957
----------------------------------------------------------------------------------------------------------------------------
$178,552,804     $ 56,891,433      $101,606,402     $144,242,689   $33,716,348    $88,107,186    $92,822,116    $469,302,594
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
$    215,304     $     43,990      $     71,026     $   144,014    $    33,957    $   116,268    $    91,088    $  4,693,026
 264,793,484       79,671,244        71,535,517     141,307,528     33,947,432    100,748,815     88,982,306     464,609,568
      26,546          (39,426)         (147,983)             --             --             --             --              --
 (96,402,644)     (40,472,993)        2,961,721         600,692        (62,523)   (17,711,383)       148,115              --
   9,920,114       17,688,618        27,186,121       2,190,455       (202,518)     4,953,486      3,600,607              --
----------------------------------------------------------------------------------------------------------------------------
$178,552,804     $ 56,891,433      $101,606,402     $144,242,689   $33,716,348    $88,107,186    $92,822,116    $469,302,594
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
$145,072,255     $ 35,105,532      $ 61,974,614     $105,131,457   $ 9,487,369    $57,249,699    $82,118,397    $442,109,390
$ 13,393,808     $  6,306,941      $ 12,138,471     $16,685,445    $ 8,694,531    $10,013,095             --    $  8,143,828
$  9,842,434     $  6,687,105      $ 12,291,359     $11,421,772    $ 7,816,856    $10,110,096    $10,703,719    $  8,625,588
$ 10,244,307     $  8,791,855      $ 15,201,958     $11,004,015    $ 7,717,592    $10,734,296             --    $ 10,423,788
  17,487,971        2,647,109         4,225,060      10,496,709        955,562      7,553,962      8,058,449     442,109,390
   1,617,631          524,527           906,467       1,666,462        875,651      1,321,910             --       8,143,828
   1,189,754          554,325           915,042       1,140,724        787,266      1,334,985      1,050,391       8,625,588
   1,235,051          673,008         1,056,072       1,097,522        777,270      1,415,932             --      10,423,788
       $8.30           $13.26            $14.67          $10.02          $9.93          $7.58         $10.19           $1.00
       $8.28           $12.02            $13.39          $10.01          $9.93          $7.57             --           $1.00
       $8.27           $12.06            $13.43          $10.01          $9.93          $7.57         $10.19           $1.00
       $8.29           $13.06            $14.39          $10.03          $9.93          $7.58             --           $1.00
       $8.69           $13.88            $15.36          $10.49             --          $7.94         $10.67           N/A**
          --               --                --              --         $10.24             --             --              --

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

STATEMENTS OF OPERATIONS

Year Ended December 31, 2004
------------------------------------------------------------

                                                                      THE GUARDIAN   THE GUARDIAN   THE GUARDIAN   THE GUARDIAN
                                                       THE GUARDIAN    UBS LARGE     PARK AVENUE     UBS SMALL        ASSET
                                                       PARK AVENUE     CAP VALUE      SMALL CAP      CAP VALUE      ALLOCATION
                                                           FUND           FUND           FUND           FUND           FUND
                                                       ------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends (includes $1,735,502 from a
      majority-owned subsidiary and $451,709 from a
      non-controlled affiliate for GAAF).............  $21,790,546    $ 1,853,505    $ 1,055,443     $  687,576    $ 2,663,759
    Interest.........................................      163,857         25,300         60,397         14,508         91,824
    Less: Foreign tax withheld.......................           --             --         (2,944)          (566)          (110)
                                                       ------------------------------------------------------------------------
        Total Income.................................   21,954,403      1,878,805      1,112,896        701,518      2,755,473
                                                       ------------------------------------------------------------------------
  EXPENSES:
    Investment advisory fees -- Note 2...............    5,985,047        735,581      1,536,174        416,755      1,042,750
    Administrative fees -- Class A -- Note 2.........    2,099,001         58,033        408,758         28,517        283,586
    Administrative fees -- Class B -- Note 2.........      365,873         55,418         55,921         25,627         76,983
    Administrative fees -- Class C -- Note 2.........       16,241         53,596         21,207         24,622         19,834
    Administrative fees -- Class K -- Note 2.........       19,153         54,514         26,172         25,423         20,655
    12b-1 fees -- Class B -- Note 3..................    1,097,618        166,255        167,762         76,881        230,948
    12b-1 fees -- Class C -- Note 3..................       48,724        160,787         63,620         73,867         59,502
    12b-1 fees -- Class K -- Note 3..................       30,644         87,223         41,876         40,677         33,048
    Transfer agent fees -- Class A...................    1,371,087         32,565        152,808         32,562        151,051
    Transfer agent fees -- Class B...................      424,291         30,761         57,638         30,012         61,711
    Transfer agent fees -- Class C...................       33,262         29,119         30,688         29,199         30,949
    Transfer agent fees -- Class K...................           --            403             --            384             --
    Custodian fees...................................      205,079         91,333        119,119         83,392        103,561
    Printing expense.................................       97,512          8,811         14,544          7,030         12,803
    Trustees' fees -- Note 2.........................       92,731          6,257         14,148          2,744         11,876
    Registration fees................................       70,399         55,581         65,826         54,580         62,636
    Legal fees.......................................       43,001          2,193          5,163          1,121          5,201
    Insurance expense................................       29,189          2,727          4,298          1,593          4,297
    Audit fees.......................................       27,800         27,800         22,850         22,850         22,850
    Loan commitment fees -- Note 9...................       20,451          1,513          3,305            610          2,845
    Other............................................        2,380            454            457            454            663
                                                       ------------------------------------------------------------------------
         Total Expenses before Reimbursement and
           Custody credits...........................   12,079,483      1,660,924      2,812,334        978,900      2,237,749
    Less: Expenses assumed by investment
      adviser -- Note 2..............................           --             --             --             --     (1,222,178)
         Custody credits -- Note 1...................           --             --             --             --             --
                                                       ------------------------------------------------------------------------
         Expenses Net of Reimbursement and Custody
           credits...................................   12,079,483      1,660,924      2,812,334        978,900      1,015,571
                                                       ------------------------------------------------------------------------
  NET INVESTMENT INCOME/(LOSS).......................    9,874,920        217,881     (1,699,438)      (277,382)     1,739,902
                                                       ------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES -- NOTE 4
    Net realized gain/(loss) on investments -- Note
      1..............................................   43,914,493      5,880,973     36,997,666      4,594,611        162,820
    Net realized gain on futures contracts...........           --             --             --             --      1,190,157
    Net realized gain on sales of affiliated
      underlying funds...............................           --             --             --             --        653,915
    Net realized gains received from affiliated
      underlying funds...............................           --             --             --             --         46,786
    Realized foreign capital gains tax...............           --             --             --             --             --
    Net realized gain/(loss) on foreign currency
      related transactions -- Note 1.................           --             --             --             --             --
    Net change in unrealized
      appreciation/(depreciation) on
      investments -- Note 4..........................    5,480,778      5,118,409     (6,630,509)     2,797,353     10,920,822
    Unrealized foreign capital gains tax.............           --             --             --             --             --
    Net change in unrealized appreciation of futures
      contracts -- Note 1............................           --             --             --             --       (440,080)
    Net change in unrealized appreciation from
      translation of other assets and liabilities
      denominated in foreign currencies -- Note 1....           --             --             --             --             --
                                                       ------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN/LOSS ON
    INVESTMENTS AND FOREIGN CURRENCIES...............   49,395,271     10,999,382     30,367,157      7,391,964     12,534,420
                                                       ------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.......  $59,270,191    $11,217,263    $28,667,719     $7,114,582    $14,274,322
                                                       ------------------------------------------------------------------------
                                                       ------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN    THE GUARDIAN      THE GUARDIAN     THE GUARDIAN                  THE GUARDIAN                  THE GUARDIAN
  S&P 500      BAILLIE GIFFORD   BAILLIE GIFFORD    INVESTMENT    THE GUARDIAN    HIGH YIELD    THE GUARDIAN       CASH
   INDEX        INTERNATIONAL       EMERGING         QUALITY      LOW DURATION       BOND        TAX-EXEMPT     MANAGEMENT
    FUND         GROWTH FUND      MARKETS FUND      BOND FUND      BOND FUND         FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------------------
$ 3,284,534      $1,146,461        $ 2,193,163              --             --             --             --             --
     61,488          19,368             11,988      $7,472,304     $1,000,283     $6,028,495     $3,925,289     $7,074,387
       (115)        (97,250)          (257,324)             --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
  3,345,907       1,068,579          1,947,827       7,472,304      1,000,283      6,028,495      3,925,289      7,074,387
---------------------------------------------------------------------------------------------------------------------------
    412,407         412,825            843,923         813,622        147,263        459,868        451,623      2,517,297
    336,569          80,268            127,763         309,423         22,896        117,907        199,662      1,186,614
     31,119          15,817             25,444          43,439         20,498         24,810             --         25,443
     23,131          14,457             25,947          28,189         19,329         23,925         26,150         21,850
     21,588          18,465             31,826          25,759         19,090         24,970             --         24,741
     93,356          47,452             76,333         130,318         61,492         74,429             --         76,330
     69,392          43,371             77,840          84,568         57,987         71,776         78,449         65,551
     34,541          29,545             50,922          41,215         30,545         39,953             --         39,586
     46,574          95,013             48,757          81,442         28,700         35,171         36,484        356,738
     37,720          43,337             36,449          38,583         26,564         32,759             --         27,132
     31,258          32,248             32,691          30,627         26,441         29,759         29,716          7,184
      1,592             259                 --             805             52            353             --          3,550
    147,861         192,715            341,437         132,516         72,096        102,459         73,402        149,824
     12,508           6,748              8,780          13,520          6,153          8,105          7,042         31,166
     11,370           3,876              5,074          13,351          2,315          5,158          6,606         40,555
     85,839          68,149             65,470          66,635         49,697         61,552         32,134         66,193
      4,000           2,200              1,698           7,765          1,000          2,230          2,000         23,000
      3,867           2,060              1,875           5,949          1,220          2,238          2,944         15,532
     22,850          28,000             28,000          22,850         24,500         27,850         22,850         22,000
      2,678             815              1,275           2,798            530          1,200          1,479             --
        465           1,674                688             667            484            584          1,328          1,632
---------------------------------------------------------------------------------------------------------------------------
  1,430,685       1,139,294          1,832,192       1,894,041        618,852      1,147,056        971,869      4,701,918
   (359,085)             --                 --        (254,572)      (206,999)      (309,290)      (106,114)      (411,660)
         --              --                 --              --             --             --        (18,675)            --
---------------------------------------------------------------------------------------------------------------------------
  1,071,600       1,139,294          1,832,192       1,639,469        411,853        837,766        847,080      4,290,258
---------------------------------------------------------------------------------------------------------------------------
  2,274,307         (70,715)           115,635       5,832,835        588,430      5,190,729      3,078,209      2,784,129
---------------------------------------------------------------------------------------------------------------------------
    133,803       1,175,675         10,314,740       1,606,034        (28,179)     1,382,997      1,899,375             --
    353,309              --                 --              --             --             --             --             --
         --              --                 --              --             --             --             --             --
         --              --                 --              --             --             --             --             --
         --              --            (58,390)             --             --             --             --             --
         --          38,768           (108,359)             --             --             --             --             --
 13,573,899       6,738,595          7,468,520      (1,524,310)      (294,183)       242,109     (1,173,809)            --
         --              --             58,908              --             --             --             --             --
     79,054              --                 --              --             --             --             --             --
         --          (2,184)             1,900              --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
 14,140,065       7,950,854         17,677,319          81,724       (322,362)     1,625,106        725,566             --
---------------------------------------------------------------------------------------------------------------------------
$16,414,372      $7,880,139        $17,792,954      $5,914,559     $  266,068     $6,815,835     $3,803,775     $2,784,129
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

                                       THE GUARDIAN                        THE GUARDIAN                      THE GUARDIAN
                                     PARK AVENUE FUND                UBS LARGE CAP VALUE FUND         PARK AVENUE SMALL CAP FUND
                              -------------------------------   -----------------------------------   ---------------------------
                                                                                   PERIOD FROM
                                                                 YEAR ENDED    FEBRUARY 3, 2003+ TO
                                  YEAR ENDED DECEMBER 31,       DECEMBER 31,       DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                   2004             2003            2004               2003               2004           2003
                              ---------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET
  ASSETS
  FROM OPERATIONS:
    Net investment
      income/(loss).........  $    9,874,920   $    7,520,558   $   217,881        $   251,856        $ (1,699,438)  $ (1,352,534)
    Net realized gain/(loss)
      on investments and
      foreign currency
      related
      transactions..........      43,914,493      (76,280,304)    5,880,973          4,603,444          36,997,666     16,253,102
    Net change in unrealized
      appreciation/
      (depreciation) of
      investments and
      foreign currency
      related
      transactions..........       5,480,778      310,795,254     5,118,409         18,569,447          (6,630,509)    44,032,029
                              ---------------------------------------------------------------------------------------------------
    NET INCREASE IN NET
      ASSETS RESULTING FROM
      OPERATIONS............      59,270,191      242,035,508    11,217,263         23,424,747          28,667,719     58,932,597
                              ---------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS FROM:
    Net investment income
      Class A...............     (12,988,844)      (7,367,278)     (130,775)          (130,506)                 --             --
      Class B...............              --               --            --            (25,664)                 --             --
      Class C...............              --               --            --            (25,489)                 --             --
      Class K...............         (97,044)         (20,780)      (61,348)           (69,468)                 --             --
    Net realized gain on
      investments and
      foreign currency
      related transactions
      Class A...............              --               --    (2,047,005)          (412,361)        (20,434,106)            --
      Class B...............              --               --    (1,934,103)          (408,262)         (2,882,448)            --
      Class C...............              --               --    (1,856,823)          (397,214)         (1,179,600)            --
      Class K...............              --               --    (1,898,407)          (398,772)         (1,406,422)            --
                              ---------------------------------------------------------------------------------------------------
      TOTAL DIVIDENDS AND
        DISTRIBUTIONS TO
        SHAREHOLDERS........     (13,085,888)      (7,388,058)   (7,928,461)        (1,867,736)        (25,902,576)            --
                              ---------------------------------------------------------------------------------------------------
  FROM CAPITAL SHARE
    TRANSACTIONS:
    Net increase/(decrease)
      in net assets from
      capital share
      transactions -- Note
      8.....................    (232,136,779)    (221,597,031)   11,055,749         63,270,044          23,001,400        526,138
    Redemption fees.........              --               --            --                 --                  --             --
                              ---------------------------------------------------------------------------------------------------
                                (232,136,779)    (221,597,031)   11,055,749         63,270,044          23,001,400        526,138
                              ---------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN
    NET ASSETS..............    (185,952,476)      13,050,419    14,344,551         84,827,055          25,766,543     59,458,735
NET ASSETS:
Beginning of period.........   1,312,508,366    1,299,457,947    84,827,055                 --         201,022,946    141,564,211
                              ---------------------------------------------------------------------------------------------------
End of period*..............  $1,126,555,890   $1,312,508,366   $99,171,606        $84,827,055        $226,789,489   $201,022,946
                              ---------------------------------------------------------------------------------------------------
                              ---------------------------------------------------------------------------------------------------
* Includes
undistributed/(distributions
  in excess) of net
  investment income of......  $    1,652,167   $    4,863,135   $    26,487        $       729        $         --   $         --
+ Commencement of
  operations.

--------------------------------------------------------------------------------
See notes to financial statements.

                                                                                                         THE GUARDIAN
           THE GUARDIAN                      THE GUARDIAN                  THE GUARDIAN                BAILLIE GIFFORD
     UBS SMALL CAP VALUE FUND            ASSET ALLOCATION FUND          S&P 500 INDEX FUND        INTERNATIONAL GROWTH FUND
-----------------------------------   ---------------------------   ---------------------------   --------------------------
                   PERIOD FROM
 YEAR ENDED    FEBRUARY 3, 2003+ TO
DECEMBER 31,       DECEMBER 31,         YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
    2004               2003               2004           2003           2004           2003          2004           2003
----------------------------------------------------------------------------------------------------------------------------
$  (277,382)       $  (172,665)       $  1,739,902   $  1,589,028   $  2,274,307   $  1,531,499   $   (70,715)  $    112,017
  4,594,611          4,660,235           2,053,678      2,070,307        487,112       (317,473)    1,214,443     (4,580,776)
  2,797,353          8,161,095          10,480,742     33,756,586     13,652,953     32,458,190     6,736,411     18,741,326
----------------------------------------------------------------------------------------------------------------------------
  7,114,582         12,648,665          14,274,322     37,415,921     16,414,372     33,672,216     7,880,139     14,272,567
----------------------------------------------------------------------------------------------------------------------------
         --                 --          (2,400,470)    (1,836,307)    (1,978,008)    (1,405,045)      (89,371)       (63,805)
         --                 --            (271,768)      (225,527)       (89,432)       (50,103)           --             --
         --                 --             (48,522)       (29,885)       (66,023)       (36,942)           --             --
         --                 --            (141,931)       (81,064)       (94,839)       (55,604)           --             --
 (1,668,270)          (651,609)                 --             --             --             --            --             --
 (1,424,466)          (632,339)                 --             --             --             --            --             --
 (1,360,553)          (613,490)                 --             --             --             --            --             --
 (1,415,192)          (614,867)                 --             --             --             --            --             --
----------------------------------------------------------------------------------------------------------------------------
 (5,868,481)        (2,512,305)         (2,862,691)    (2,172,783)    (2,228,302)    (1,547,694)      (89,371)       (63,805)
----------------------------------------------------------------------------------------------------------------------------
  8,906,264         28,596,499         (20,540,477)   (19,929,631)     6,679,825      5,064,300    (2,103,573)   (26,483,377)
         --                 --                  --             --             --             --        17,925        127,145
----------------------------------------------------------------------------------------------------------------------------
  8,906,264         28,596,499         (20,540,477)   (19,929,631)     6,679,825      5,064,300    (2,085,648)   (26,356,232)
----------------------------------------------------------------------------------------------------------------------------
 10,152,365         38,732,859          (9,128,846)    15,313,507     20,865,895     37,188,822     5,705,120    (12,147,470)
 38,732,859                 --         167,566,045    152,252,538    157,686,909    120,498,087    51,186,313     63,333,783
----------------------------------------------------------------------------------------------------------------------------
$48,885,224        $38,732,859        $158,437,199   $167,566,045   $178,552,804   $157,686,909   $56,891,433   $ 51,186,313
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
$        --        $        --        $    320,666   $  1,448,759   $     26,546   $     10,951   $   (39,426)  $     81,893

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

                                           THE GUARDIAN
                                         BAILLIE GIFFORD                 THE GUARDIAN                      THE GUARDIAN
                                      EMERGING MARKETS FUND      INVESTMENT QUALITY BOND FUND         LOW DURATION BOND FUND
                                    --------------------------   -----------------------------   --------------------------------
                                                                                                                   PERIOD FROM
                                                                                                  YEAR ENDED    JULY 30, 2003+ TO
                                     YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                        2004          2003           2004            2003            2004             2003
                                    ---------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income.........  $    115,635   $   135,000   $  5,832,835    $  6,938,090    $   588,430       $   179,570
    Net realized gain/(loss) on
      investments and foreign
      currency related
      transactions................    10,147,991     2,248,314      1,606,034       5,743,920        (28,179)          (14,521)
    Net change in unrealized
      appreciation/ (depreciation)
      of investments and foreign
      currency related
      transactions................     7,529,328    22,845,347     (1,524,310)     (3,814,085)      (294,183)           91,665
                                    ---------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS...    17,792,954    25,228,661      5,914,559       8,867,925        266,068           256,714
                                    ---------------------------------------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS TO
      SHAREHOLDERS FROM:
    Net investment income
      Class A.....................      (116,609)           --     (4,631,841)     (5,833,151)      (206,517)          (62,296)
      Class B.....................            --            --       (519,948)       (526,000)      (123,667)          (35,675)
      Class C.....................            --            --       (337,129)       (292,345)      (116,473)          (35,327)
      Class K.....................       (11,893)           --       (343,917)       (286,594)      (141,773)          (46,272)
    Net realized gain on
      investments and foreign
      currency related
      transactions
      Class A.....................    (2,415,890)           --     (1,090,742)     (4,189,420)            --                --
      Class B.....................      (515,212)           --       (164,526)       (528,307)            --                --
      Class C.....................      (519,613)           --       (109,717)       (318,457)            --                --
      Class K.....................      (601,842)           --       (103,230)       (278,194)            --                --
                                    ---------------------------------------------------------------------------------------------
      TOTAL DIVIDENDS AND
        DISTRIBUTIONS TO
        SHAREHOLDERS..............    (4,181,059)           --     (7,301,050)    (12,252,468)      (588,430)         (179,570)
                                    ---------------------------------------------------------------------------------------------
  FROM CAPITAL SHARE TRANSACTIONS:
    Net increase/(decrease) in net
      assets from capital share
      transactions -- Note 8......    13,696,283     1,751,043    (37,306,362)    (23,611,845)     2,663,253        31,298,313
    Redemption fees...............         5,372            --             --              --             --                --
                                    ---------------------------------------------------------------------------------------------
                                      13,701,655     1,751,043    (37,306,362)    (23,611,845)     2,663,253        31,298,313
                                    ---------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET
    ASSETS........................    27,313,550    26,979,704    (38,692,853)    (26,996,388)     2,340,891        31,375,457
NET ASSETS:
Beginning of period...............    74,292,852    47,313,148    182,935,542     209,931,930     31,375,457                --
                                    ---------------------------------------------------------------------------------------------
End of period*....................  $101,606,402   $74,292,852   $144,242,689    $182,935,542    $33,716,348       $31,375,457
                                    ---------------------------------------------------------------------------------------------
                                    ---------------------------------------------------------------------------------------------
* Includes
  undistributed/(distributions in
  excess) of net investment income
  of..............................  $    147,983   $    (4,769)  $         --    $         --    $        --       $        --
+ Commencement of operations.

--------------------------------------------------------------------------------
See notes to financial statements.

      THE GUARDIAN                 THE GUARDIAN                  THE GUARDIAN
  HIGH YIELD BOND FUND           TAX-EXEMPT FUND             CASH MANAGEMENT FUND
-------------------------   --------------------------   ----------------------------
 YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
   2004          2003          2004           2003           2004           2003
-------------------------------------------------------------------------------------
$ 5,190,729   $ 4,839,189   $ 3,078,209   $  3,146,743   $  2,784,129   $   2,386,552
  1,382,997     2,660,574     1,899,375      3,094,286             --              --
    242,109     4,375,476    (1,173,809)    (1,854,464)            --              --
-------------------------------------------------------------------------------------
  6,815,835    11,875,239     3,803,775      4,386,565      2,784,129       2,386,552
-------------------------------------------------------------------------------------
 (3,299,787)   (3,002,350)   (2,791,145)    (2,868,086)    (2,633,636)     (2,318,884)
   (625,306)     (628,715)           --             --        (53,655)        (33,161)
   (602,260)     (581,123)     (287,064)      (278,657)       (49,517)        (19,118)
   (663,376)     (627,001)           --             --        (47,321)        (15,389)
         --            --    (1,571,408)    (2,827,113)            --              --
         --            --            --             --             --              --
         --            --      (204,912)      (372,638)            --              --
         --            --            --             --             --              --
-------------------------------------------------------------------------------------
 (5,190,729)   (4,839,189)   (4,854,529)    (6,346,494)    (2,784,129)     (2,386,552)
-------------------------------------------------------------------------------------
 14,976,472     6,584,315     3,295,052    (31,055,047)   (91,284,950)   (133,887,227)
      1,737            --            --             --             --              --
-------------------------------------------------------------------------------------
 14,978,209     6,584,315     3,295,052    (31,055,047)   (91,284,950)   (133,887,227)
-------------------------------------------------------------------------------------
 16,603,315    13,620,365     2,244,298    (33,014,976)   (91,284,950)   (133,887,227)
 71,503,871    57,883,506    90,577,818    123,592,794    560,587,544     694,474,771
-------------------------------------------------------------------------------------
$88,107,186   $71,503,871   $92,822,116   $ 90,577,818   $469,302,594   $ 560,587,544
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
$        --   $        --   $        --   $         --   $         --   $          --

--------------------------------------------------------------------------------

/ /  The Guardian Investment Quality Bond Fund

STATEMENT OF CASH FLOWS

Year Ended December 31, 2004
------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations......  $   5,914,559
     Adjustments to reconcile net increase in net assets
      resulting from operations to net cash provided by
      operating activities:
          Purchases of long-term securities.................   (368,605,923)
          Proceeds from sales of long-term securities.......    398,575,830
          Proceeds from mortgage securities' paydown........     16,660,585
          Loss on proceeds from mortgage securities'
         paydown............................................        452,830
          Premium amortization/discount accretion, net......        320,363
          Purchases of short-term investments, net..........    (16,178,946)
          Decrease in receivables...........................        548,133
          Decrease in other assets..........................            268
          Increase in accrued expenses......................          5,784
          Decrease in distributions payable.................        (87,551)
          Decrease in due to GIS............................        (37,690)
          Net realized gain on investments..................     (1,606,034)
          Net change in unrealized appreciation of
         investments........................................      1,524,310
                                                              -------------
            Net cash provided by operating activities.......     37,486,518
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
          Proceeds from Fund shares sold....................     12,645,037
          Payments for Fund shares redeemed.................    (57,337,375)
          Cash distributions paid...........................       (719,057)
          Proceeds from the financing of dollar roll
         transactions, net..................................      7,873,765
                                                              -------------
            Net cash used in financing activities...........    (37,537,630)
                                                              -------------
  DECREASE IN CASH..........................................        (51,112)
CASH
  Beginning of year.........................................         96,291
                                                              -------------
  End of year...............................................  $      45,179
                                                              =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Non-cash financing activities not included above:
       Reinvestment of distributions........................  $   6,581,993
                                                              =============

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Park Avenue Portfolio

NOTES TO FINANCIAL STATEMENTS

December 31, 2004


/ /   The Guardian Park Avenue Fund

/ /   The Guardian UBS Large Cap Value Fund

/ /   The Guardian Park Avenue Small Cap Fund

/ /   The Guardian UBS Small Cap Value Fund

/ /   The Guardian Asset Allocation Fund

/ /   The Guardian S&P 500 Index Fund

/ /   The Guardian Baillie Gifford International Growth Fund

/ /   The Guardian Baillie Gifford Emerging Markets Fund

/ /   The Guardian Investment Quality Bond Fund

/ /   The Guardian Low Duration Bond Fund

/ /   The Guardian High Yield Bond Fund

/ /   The Guardian Tax-Exempt Fund

/ /   The Guardian Cash Management Fund

NOTE 1.  ORGANIZATION AND ACCOUNTING POLICIES

     The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Portfolio consists of thirteen series, namely: The Guardian Park Avenue Fund (GPAF); The Guardian UBS Large Cap Value Fund (GULCVF); The Guardian Park Avenue Small Cap Fund (GPASCF); The Guardian UBS Small Cap Value Fund (GUSCVF); The Guardian Asset Allocation Fund (GAAF); The Guardian S&P 500 Index Fund (GSP500F); The Guardian Baillie Gifford International Growth Fund (GBGIF) (formerly Guardian Baillie Gifford International Fund); The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian Low Duration Bond Fund (GLDBF); The Guardian High Yield Bond Fund (GHYBF); The Guardian Tax-Exempt Fund (GTEF); and The Guardian Cash Management Fund (GCMF). The series are collectively referred to herein as the "Funds".

     On July 30, 2003, GLDBF commenced operations. GLDBF sold 750,000 shares for each of Class A, Class B, Class C and Class K shares to Guardian Life Insurance Company of America (Guardian Life) for $7,500,000 each.

     The Funds offer up to five classes of shares: Class A, Class B, Class C, Class K and the Institutional Class. Each of the Funds offers Class A shares. Class A shares are sold with an initial sales load of up to 4.50% (up to 3.00% for GLDBF and 0.00% for GCMF) and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets. A redemption fee of 2% is imposed on purchases of Class A shares of GBGIF, GBGEMF and GHYBF if redeemed within 60 days of purchase, except for shares held in omnibus accounts. Class B shares are offered by all of the Funds, except for GTEF. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of .25% on an annual basis of each Fund's Class B average daily net assets, and a contingent deferred sales load (CDSL) of up to 3% imposed on certain redemptions. Each of the Funds offers Class C shares. Class C shares are sold without an initial sales load but are subject to a 12b-1 fee of ..75% and an administrative fee of .25% on an annual basis of each Fund's Class C average daily net assets, and a CDSL of up to 1% imposed on certain redemptions. Class K shares are offered by all of the Funds, except for GTEF. Class K shares are sold without an initial sales load but are subject to a 12b-1 fee of .40% and an administrative fee of .25% on an annual basis of each Fund's Class K average daily net assets, and a CDSL of up to 1% imposed on certain redemptions. Institutional Class shares are offered by GPAF, GPASCF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF and GHYBF. As of December 31, 2004, none of the Funds had issued Institutional Class shares. Institutional Class shares are offered at net asset value, without an initial or a CDSL. All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

     Significant accounting policies of the Funds are as follows:

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


Investments

     Securities listed on domestic or foreign securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. In GAAF, investments in the underlying Funds are valued at the closing net asset value of each underlying Fund on the day of valuation.

     Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price, except for GTEF. In GTEF, debt securities are valued at the mean between the bid and asked prices obtained by the Service. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

     Other securities, including securities for which market quotations are not readily available (such as certain mortgage backed securities, restricted securities and foreign securities subject to "significant event") are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees. A "significant event" is an event that will affect the value of a portfolio security that occurs after the close of trading in the security's primary trading market or exchange but before the Funds' NAV is calculated.

     Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

     Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

     Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/ discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

     All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include any items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 2004, distribution, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

     GPAF, GULCVF, GPASCF, GUSCVF, GAAF, GBGIF, GBGEMF and GHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

     (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

     (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations as follows:

     Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


Forward Foreign Currency Contracts

     GPAF, GULCVF, GPASCF, GUSCVF, GAAF, GBGIF, GBGEMF and GHYBF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When forward contracts are closed, the Funds will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Funds to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

     GULCVF, GUSCVF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF, GLDBF, GHYBF and GTEF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, GAAF may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

     Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF, GLDBF, GHYBF and GTEF, and declared and paid semi-annually for GPAF, GULCVF, GPASCF, GUSCVF, GAAF, GSP500F, GBGIF and GBGEMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

     All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income.

     The tax character of distributions paid to shareholders during the years ended December 31, 2004 and 2003 were as follows:

                       -----------------------------------------------------
                                               2004
                       -----------------------------------------------------
                          TAX        ORDINARY      LONG-TERM
                         EXEMPT       INCOME      CAPITAL GAIN      TOTAL
                       ----------   -----------   ------------   -----------
GPAF                   $       --   $13,085,888   $        --    $13,085,888
GULCVF                         --     4,297,882     3,630,580      7,928,462
GPASCF                         --     2,521,505    23,381,071     25,902,576
GUSCVF                         --     2,314,532     3,553,949      5,868,481
GAAF                           --     2,862,691            --      2,862,691
GSP500F                        --     2,228,302            --      2,228,302
GBGIF                          --        89,371            --         89,371
GBGEMF                         --       128,502     4,052,557      4,181,059
GIQBF                          --     5,932,497     1,368,554      7,301,051
GLDBF                          --       588,430            --        588,430
GHYBF                          --     5,190,729            --      5,190,729
GTEF                    3,078,209        27,210     1,749,110      4,854,529
GCMF                           --     2,784,129            --      2,784,129

                       -----------------------------------------------------
                                               2003
                       -----------------------------------------------------
GPAF                   $       --   $ 7,388,058   $        --    $ 7,388,058
GULCVF                         --     1,867,736            --      1,867,736
GUSCVF                         --     2,512,305            --      2,512,305
GAAF                           --     2,172,784            --      2,172,784
GSP500F                        --     1,547,694            --      1,547,694
GBGIF                          --        63,805            --         63,805
GIQBF                          --     9,989,588     2,262,880     12,252,468
GLDBF                          --       179,570            --        179,570
GHYBF                          --     4,839,189            --      4,839,189
GTEF                    3,146,743     1,003,278     2,196,473      6,346,494
GCMF                           --     2,386,552            --      2,386,552

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


     For the year ended December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                    LONG-TERM GAIN/
                  UNDISTRIBUTED   (POST-OCTOBER LOSS)/     UNREALIZED
                    ORDINARY         (CAPITAL LOSS        APPRECIATION
                     INCOME          CARRYFORWARD)       (DEPRECIATION)
                  -------------   --------------------   --------------
GPAF               $1,652,166        $(679,399,208)       $157,376,648
GULCVF                118,535            1,064,147          23,663,130
GPASCF                     --           12,368,020          36,098,727
GUSCVF                     --              436,458          10,946,003
GAAF                  320,666          (51,766,138)         (5,576,972)
GSP500F                26,547          (96,003,982)          9,521,452
GBGIF                 144,037          (39,757,915)         16,790,077
GBGEMF                     --            2,936,939          27,062,920
GIQBF                 584,205               46,040           2,160,901
GLDBF                      --              (44,283)           (220,758)
GHYBF                      --          (17,677,424)          4,919,527
GTEF                   18,275              129,843           3,600,607
GCMF                    5,821               (5,700)                 --

Taxes
     Each Fund has qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

     Withholding taxes on foreign interest, dividends and capital gains in GBGIF and GBGEMF have been provided for in accordance with the applicable country's tax rules and rates.

     For the year ended December 31, 2004, for federal income tax purposes, the following Funds have post-October capital losses and capital losses carryforward of:

                  POST-OCTOBER   CAPITAL LOSS    EXPIRATION
                  CAPITAL LOSS   CARRYFORWARD       DATE
                  ------------   -------------   ----------
GPAF               $      --     $ 367,844,523      2009
                          --       255,258,469      2010
                          --        11,076,797      2011
                          --        45,219,419      2012
                   ---------     -------------
     Total         $      --     $ 679,399,208
                   =========     =============
GAAF               $      --     $  37,312,633      2009
                          --        14,453,505      2010
                   ---------     -------------
     Total         $      --     $  51,766,138
                   =========     =============
GSP500F            $      --     $  95,848,928      2010
                          --           155,054      2011
                   ---------     -------------
     Total         $      --     $  96,003,982
                   =========     =============

                  POST-OCTOBER   CAPITAL LOSS    EXPIRATION
                  CAPITAL LOSS   CARRYFORWARD       DATE
                  ------------   -------------   ----------
GBGIF              $      --     $   9,129,274      2009
                          --        22,118,121      2010
                          --         8,510,520      2011
                   ---------     -------------
     Total         $      --     $  39,757,915
                   =========     =============
GBGEMF             $  24,782     $          --        --
                   =========     =============
GLDBF              $  23,148     $       2,657      2011
                          --            18,478      2012
                   ---------     -------------
                   $  23,148     $      21,135
                   =========     =============
GHYBF              $      --     $   1,654,339      2007
                          --         3,128,645      2008
                          --         7,587,223      2009
                          --         5,307,217      2010
                   ---------     -------------
     Total         $      --     $  17,677,424
                   =========     =============
GCMF               $      --     $         195      2007
                          --             5,073      2011
                          --               432      2012
                   ---------     -------------
     Total         $      --     $       5,700
                   =========     =============

Expense Reductions

     GTEF has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, GTEF's custodian fees were reduced by $18,675 under this arrangement. GTEF could have employed the uninvested assets to produce income if GTEF has not entered into such arrangement.

Reclassification of Capital Accounts

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

     During the year ended December 31, 2004, certain Funds reclassified amounts to paid-in capital from undistrib-

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


uted/(distributions in excess) of net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

                                                ACCUMULATED
                                                NET REALIZED
                             UNDISTRIBUTED/    GAIN/(LOSS) ON
                             (DISTRIBUTIONS     INVESTMENTS
                             IN EXCESS) OF      AND FOREIGN
                  PAID-IN    NET INVESTMENT   CURRENCY RELATED
                  CAPITAL        INCOME         TRANSACTIONS
                  --------   --------------   ----------------
GPASCF            $(51,202)    $1,699,438       $(1,648,236)
GUSCVF                  --        277,382          (277,382)
GAAF                    --         (5,304)            5,304
GSP500F                  3        (30,410)           30,407
GBGIF                   --         38,767           (38,767)
GBGEMF             (36,496)      (130,347)          166,843
GLDBF               20,597             --           (20,597)
GTEF                     2             --                (2)

NOTE 2.  INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO OR FROM RELATED PARTIES

     The Funds (except GBGIF and GBGEMF) have an investment advisory agreement with Guardian Investor Services LLC (GIS), an indirect wholly-owned subsidiary of Guardian Life. Fees for investment advisory are at an annual rate of .50% of the average daily net assets of each Fund, except for GPASCF, GSP500F, GHYBF and GLDBF, which pay GIS an annual rate of .75%, .25%, .60% and .45%, respectively, of their average daily net assets.

     GAAF is subject to a contractual annual advisory fee of .65% of its average daily net assets. However, GIS has agreed to a waiver of .15% of GAAF's annual advisory fee when GAAF is operated as a "fund of funds" so that GAAF's effective advisory fee is .50% of its average daily net assets. There are no duplicative advisory and administrative service fees charged to GAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory and administrative fees are paid at the underlying Fund level.

     GULCVF pays investment advisory fees to GIS at an annual rate of .83% of its average daily net assets. GUSCVF pays investment advisory fees to GIS at an annual rate of 1.00% of its average daily net assets for the first $50 million and an annual rate of .95% of its average daily net assets in excess of $50 million. GIS has entered into a sub-investment advisory agreement with UBS Global Asset Management (Americas), Inc. (UBS Global AM). UBS Global AM is responsible for the day-to-day management of GULCVF and GUSCVF. GIS continually monitors and evaluates the performance of UBS Global AM. As compensation for its services, GIS pays UBS Global AM at an annual rate of .43% of GULCVF's average daily net assets and at an annual rate of .60% for the first $50 million and at an annual rate of .55% in excess of $50 million of GUSCVF's average daily net assets. Payment of sub-investment advisory fees does not represent a separate or additional expense to GULCVF or GUSCVF.

     For the year ended December 31, 2004, GIS voluntarily assumed a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceeded a percentage of the average daily net assets of the respective Funds, by class, as follows:

 FUND    CLASS A   CLASS B   CLASS C   CLASS K
 ----    -------   -------   -------   -------
GSP500F   .53%      1.28%     1.28%     0.93%
GIQBF     .85%      1.60%     1.60%     1.25%
GLDBF     .80%      1.55%     1.55%     1.20%
GHYBF     .85%      1.60%     1.60%     1.25%
GTEF      .85%        N/A     1.60%       N/A
GCMF      .85%      1.60%     1.60%     1.25%

     For the year ended December 31, 2004, GIS voluntarily assumed a portion of certain Funds' expenses based on their respective average daily net assets as follows:

---------------------------------------------------------
                         GSP500F
---------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K
                    -------   -------   -------   -------
Administrative
  Fees               .18%       .25%      .25%      .16%
12b-1 Fees             --       .20%      .24%        --
                     ----      -----     -----     -----
                     .18%       .45%      .49%      .16%
                     ====      =====     =====     =====

---------------------------------------------------------
                          GIQBF
---------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K
                    -------   -------   -------   -------
Administrative
  Fees               .13%      .25%      .25%      .06%
12b-1 Fees             --      .03%      .08%        --
                     ----      ----      ----      ----
                     .13%      .28%      .33%      .06%
                     ====      ====      ====      ====

---------------------------------------------------------
                          GLDBF
---------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K
                    -------   -------   -------   -------
Advisory Fees        .39%      .39%      .39%      .39%
Transfer Agent
  Fees               .30%      .31%      .34%        --
                     ----      ----      ----      ----
                     .69%      .70%      .73%      .39%
                     ====      ====      ====      ====

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


---------------------------------------------------------
                          GHYBF
---------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K
                    -------   -------   -------   -------
Advisory Fees        .28%      .28%      .28%      .28%
Transfer Agent
  Fees               .06%      .34%      .31%        --
                     ----      ----      ----      ----
                     .34%      .62%      .59%      .28%
                     ====      ====      ====      ====

---------------------------------------------------------
                          GTEF
---------------------------------------------------------
                                        CLASS A   CLASS C
                                        -------   -------
Administrative Fees                      .09%      .25%
12b-1 Fees                                 --      .08%
                                         ----      ----
                                         .09%      .33%
                                         ====      ====

---------------------------------------------------------
                          GCMF
---------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K
                    -------   -------   -------   -------
Administrative
  Fees               .04%      .25%      .25%      .25%
12b-1 Fees             --      .74%      .55%      .05%
                     ----      ----      ----      ----
                     .04%      .99%      .80%      .30%
                     ====      ====      ====      ====

     For the year ended December 31, 2004, GIS voluntarily assumed $359,085, $254,572, $106,114 and $240,310 of the administrative fees and 12b-1 fees of GSP500F, GIQBF, GTEF and GCMF, respectively. GIS voluntarily assumed $206,999 and $309,290 of the advisory fees and transfer agent fees of GLDBF and GHYBF, respectively. In addition, GIS reimbursed the GCMF $171,350 in expenses in order to maintain a minimum yield threshold. These arrangements can be terminated at any time by GIS.

     The Portfolio, on behalf of GBGIF and GBGEMF, has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation owned by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly-owned subsidiary of Guardian Life and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of GBGIF and GBGEMF's portfolios, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF and GBGEMF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBGIF and GBGEMF pay GBG annual investment management fees of .80% and 1.00%, respectively, of their average daily net assets. One half of these fees is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to GBGIF or GBGEMF.

     The Guardian Fund Complex pays trustees who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Additional compensation is paid to the Chairmen of the Nominating and Governance Committee and the Audit Committee, respectively. GIS pays compensation to certain trustees who are interested persons. Certain officers and trustees of the Funds are affiliated with GIS.

     GAAF received $2,187,211 in dividends from other Guardian mutual funds.

     Park Avenue Securities LLC (PAS), a wholly-owned subsidiary of GIAC and an affiliate of GIS distributes the Portfolio's shares as a retail broker-dealer. For the year ended December 31, 2004, PAS received $542,131 for brokerage commissions from the Portfolio.

Administrative Services Agreement

     Pursuant to the Administrative Services Agreement adopted by the Funds on behalf of the Class A, Class B, Class C and Class K shares, each of the Funds, except GPAF, pays GIS an administrative service fee at an annual rate of .25% of the Funds' average daily net assets. GPAF pays this fee to GIS at an annual rate of up to .25% of the average daily net assets for which a "dealer of record" has been designated. For the year ended December 31, 2004, GPAF Class A shares paid an annualized rate of .20% of its average daily net assets pursuant to the Administrative Services Agreement.

NOTE 3.  UNDERWRITING AGREEMENT AND DISTRIBUTION PLAN

     The Portfolio has entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


     For the year ended December 31, 2004, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

 FUND    COMMISSIONS    FUND   COMMISSIONS
 ----    -----------    ----   -----------
GPAF       $18,845     GBGEMF    $  709
GULCVF       3,259     GIQBF      3,662
GPASCF       3,008     GLDBF      2,201
GAAF         2,787     GHYBF        804
GSP500F      4,641     GTEF       2,365
GBGIF          600

     Under Distribution Plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), each Fund is authorized to pay a monthly 12b-1 fee for certain classes of shares at an annual rate of .75% of average daily net assets of the Fund's Class B and Class C shares and .40% of average daily net assets of the Fund's Class K shares as compensation for distribution-related services provided to the Class B, Class C and Class K shares of those Funds.

     GIS is entitled to retain any CDSL imposed on certain Class B, Class C and Class K share redemptions. For the year ended December 31, 2004, GIS received CDSL charges on Class B, Class C and Class K as follows:

        FUND           CLASS B    CLASS C   CLASS K
        ----           --------   -------   -------
GPAF                   $162,654   $  380     $154
GULCVF                    1,354       --       35
GPASCF                   11,295      294       71
GUSCVF                    1,391       --      322
GAAF                     35,123       22       35
GSP500F                   9,107    1,897       56
GBGIF                     5,744        3       41
GBGEMF                    3,643      147      468
GIQBF                    18,710      645      198
GLDBF                       646      204       --
GHYBF                     6,873      769        2
GTEF                         --    1,103       --
GCMF                     21,958    4,112      739

NOTE 4.  INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2004 were as follows:

--------------------------------------------------------
                            GPAF               GULCVF
--------------------------------------------------------
Purchases              $  885,168,342       $ 31,785,081
Proceeds                1,113,562,477         27,702,710
--------------------------------------------------------
                           GPASCF              GUSCVF
--------------------------------------------------------
Purchases              $  257,671,266       $ 23,385,454
Proceeds                  262,506,507         21,860,979
--------------------------------------------------------

--------------------------------------------------------
                            GAAF              GSP500F
--------------------------------------------------------
Purchases              $       69,637       $  4,644,784
Proceeds                   22,212,684          1,425,060
--------------------------------------------------------
                           GBGIF               GBGEMF
--------------------------------------------------------
Purchases              $   12,402,631       $ 66,738,332
Proceeds                   15,041,502         57,515,860
--------------------------------------------------------
                           GIQBF               GLDBF
--------------------------------------------------------
Purchases              $  369,646,191       $ 25,969,651
Proceeds                  398,575,830         21,861,230
--------------------------------------------------------
                           GHYBF                GTEF
--------------------------------------------------------
Purchases              $   81,066,916       $144,981,040
Proceeds                   68,352,075        142,857,918
--------------------------------------------------------

     The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding foreign currency and futures at December 31, 2004 were as follows:

                                GPAF           GULCVF
                            ------------    ------------
Appreciation                $171,875,676    $ 23,868,493
(Depreciation)               (14,499,028)       (205,363)
                            ------------    ------------
Net Unrealized
  Appreciation              $157,376,648    $ 23,663,130
                            ============    ============
Cost of investments for
  tax purposes              $970,531,628    $ 75,589,096
                            ============    ============

                               GPASCF          GUSCVF
                            ------------    ------------
Appreciation                $ 39,482,688    $ 11,461,857
(Depreciation)                (3,383,961)       (515,854)
                            ------------    ------------
Net Unrealized
  Appreciation              $ 36,098,727    $ 10,946,003
                            ============    ============
Cost of investments for
  tax purposes              $190,726,348    $ 37,987,542
                            ============    ============

                                GAAF          GSP500F
                            ------------    ------------
Appreciation                $  3,521,222    $ 36,643,482
(Depreciation)                (9,098,194)    (27,122,030)
                            ------------    ------------
Net Unrealized
  Appreciation/
  (Depreciation)            $ (5,576,972)   $  9,521,452
                            ============    ============
Cost of investments for
  tax purposes              $164,214,363    $168,803,269
                            ============    ============

                               GBGIF           GBGEMF
                            ------------    ------------
Appreciation                $ 17,745,052    $ 28,223,767
(Depreciation)                  (958,616)     (1,119,840)
                            ------------    ------------
Net Unrealized
  Appreciation              $ 16,786,436    $ 27,103,927
                            ============    ============
Cost of investments for
  tax purposes              $ 40,118,568    $ 74,553,112
                            ============    ============

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


                               GIQBF           GLDBF
                            ------------    ------------
Appreciation                $  2,678,532    $     22,011
(Depreciation)                  (517,631)       (242,769)
                            ------------    ------------
Net Unrealized
  Appreciation/
  (Depreciation)            $  2,160,901    $   (220,758)
                            ------------    ------------
Cost of investments for
  tax purposes              $166,587,844    $ 33,798,663
                            ============    ============

                               GHYBF            GTEF
                            ------------    ------------
Appreciation                $  5,155,535    $  3,626,755
(Depreciation)                  (236,008)        (26,148)
                            ------------    ------------
Net Unrealized
  Appreciation              $  4,919,527    $  3,600,607
                            ============    ============
Cost of investments for
  tax purposes              $ 81,583,072    $ 87,894,748
                            ============    ============

NOTE 5.  REPURCHASE AGREEMENTS

     The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

NOTE 6.  REVERSE REPURCHASE AGREEMENTS

     GAAF, GIQBF, GLDBF and GHYBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GAAF, GIQBF, GLDBF and GHYBF enter into a reverse repurchase agreement, the Funds establish and segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GAAF, GIQBF, GLDBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

NOTE 7.  DOLLAR ROLL TRANSACTIONS

     GAAF, GIQBF, GLDBF and GHYBF may enter into dollar rolls (principally using TBA's) in which GIQBF and GLDBF sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar securities at an agreed-upon price on a fixed date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GAAF, GIQBF, GLDBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


NOTE 8.  SHARES OF BENEFICIAL INTEREST

     There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into five classes, designated as Class A, Class B, Class C, Class K and Institutional Class shares. As of December 31, 2004: (i) GPAF, GPASCF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF and GHYBF offered all five classes; (ii) GTEF offered Class A and Class C shares; and (iii) GULCVF, GUSCVF, GLDBF and GCMF offered Class A, Class B, Class C and Class K shares. Through December 31, 2004, no Institutional Class shares of the Funds were sold.

     Transactions in shares of beneficial interest were as follows:

/ / THE GUARDIAN PARK AVENUE FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2004                   2003                   2004                   2003
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     1,190,345              2,688,100        $    35,901,738        $    71,466,076
Shares issued in reinvestment of
  dividends                                       410,983                259,185             12,593,649              7,135,022
Shares repurchased                             (8,021,112)           (10,027,084)          (241,079,852)          (268,695,546)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                   (6,419,784)            (7,079,799)       $  (192,584,465)       $  (190,094,448)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       120,793                236,579        $     3,485,291        $     6,081,629
Shares repurchased                             (1,537,731)            (1,463,661)           (43,974,403)           (37,424,241)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                   (1,416,938)            (1,227,082)       $   (40,489,112)       $   (31,342,612)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        10,462                 15,063        $       296,587        $       370,651
Shares repurchased                                (22,706)               (29,394)              (635,942)              (741,440)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                      (12,244)               (14,331)       $      (339,355)       $      (370,789)
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                        41,501                  7,291        $     1,245,335        $       198,820
Shares issued in reinvestment of
  dividends                                         3,162                    756                 97,044                 20,780
Shares repurchased                                 (2,258)                  (310)               (66,226)                (8,782)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       42,405                  7,737        $     1,276,153        $       210,818
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN UBS LARGE CAP VALUE FUND

                                                                   Period from                                   Period from
                                             Year Ended        February 3, 2003+ to        Year Ended        February 3, 2003+ to
                                         December 31, 2004      December 31, 2003      December 31, 2004      December 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                       174,657              1,959,608        $     2,262,682        $    19,415,494
Shares issued in reinvestment of
  dividends and distributions                     166,765                 42,951              2,170,261                542,073
Shares repurchased                                (28,215)              (310,031)              (362,577)            (3,709,638)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      313,207              1,692,528        $     4,070,366        $    16,247,929
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                        81,632              1,946,976        $     1,054,685        $    19,255,790
Shares issued in reinvestment of
  dividends and distributions                     148,409                 34,101              1,925,522                432,709
Shares repurchased                                (39,293)              (310,912)              (506,949)            (3,705,050)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      190,748              1,670,165        $     2,473,258        $    15,983,449
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                         6,593              1,902,265        $        84,107        $    18,753,050
Shares issued in reinvestment of
  dividends and distributions                     143,136                 33,316              1,856,821                422,703
Shares repurchased                                     --               (310,518)                    --             (3,700,000)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      149,729              1,625,063        $     1,940,928        $    15,475,753
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                        51,807              1,905,775        $       682,461        $    18,794,718
Shares issued in reinvestment of
  dividends and distributions                     150,644                 36,999              1,959,753                468,239
Shares repurchased                                 (5,504)              (309,743)               (71,017)            (3,700,044)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      196,947              1,633,031        $     2,571,197        $    15,562,913
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


/ / THE GUARDIAN PARK AVENUE SMALL CAP FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2004                   2003                   2004                   2003
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     1,343,980              1,813,369        $    26,373,297        $    28,850,596
Shares issued in reinvestment of
  distributions                                 1,031,848                     --             20,020,556                     --
Shares repurchased                             (1,447,680)            (1,819,099)           (27,991,349)           (27,392,677)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                           928,148                 (5,730)       $    18,402,504        $     1,457,919
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       140,829                125,391        $     2,576,277        $     1,962,819
Shares issued in reinvestment of
  distributions                                   149,273                     --              2,681,069                     --
Shares repurchased                               (257,947)              (203,610)            (4,675,874)            (2,928,195)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                            32,155                (78,219)       $       581,472        $      (965,376)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        39,603                  9,592        $       688,850        $       145,248
Shares issued in reinvestment of
  distributions                                    65,829                     --              1,173,573                     --
Shares repurchased                                (11,175)               (18,489)              (204,574)              (322,464)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                            94,257                 (8,897)       $     1,657,849        $      (177,216)
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                        52,945                 13,855        $     1,003,863        $       218,871
Shares issued in reinvestment of
  distributions                                    73,805                     --              1,406,418                     --
Shares repurchased                                 (2,648)                  (452)               (50,706)                (8,060)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      124,102                 13,403        $     2,359,575        $       210,811
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN UBS SMALL CAP VALUE FUND

                                                                   Period from                                   Period from
                                             Year Ended        February 3, 2003+ to        Year Ended        February 3, 2003+ to
                                         December 31, 2004      December 31, 2003      December 31, 2004      December 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                       190,281                932,267        $     2,526,654        $     9,277,024
Shares issued in reinvestment of
  distributions                                   123,870                 50,375              1,605,478                648,829
Shares repurchased                                (18,561)              (189,695)              (239,521)            (2,437,582)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      295,590                792,947        $     3,892,611        $     7,488,271
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                        35,115                921,249        $       454,187        $     9,123,598
Shares issued in reinvestment of
  distributions                                   110,609                 49,148              1,410,041                628,105
Shares repurchased                                (17,277)              (198,479)              (220,955)            (2,529,505)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      128,447                771,918        $     1,643,273        $     7,222,198
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                         3,638                891,366        $        46,138        $     8,777,985
Shares issued in reinvestment of
  distributions                                   106,734                 48,004              1,360,553                613,488
Shares repurchased                                     --               (192,392)                    --             (2,454,478)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      110,372                746,978        $     1,406,691        $     6,936,995
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                        52,642                890,722        $       683,169        $     8,771,733
Shares issued in reinvestment of
  distributions                                   109,649                 47,849              1,415,186                614,865
Shares repurchased                                (10,438)              (190,137)              (134,666)            (2,437,563)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      151,853                748,434        $     1,963,689        $     6,949,035
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


/ / THE GUARDIAN ASSET ALLOCATION FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2004                   2003                   2004                   2003
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                       790,317              1,015,158        $     8,537,011        $     9,497,451
Shares issued in reinvestment of
  dividends                                       208,464                186,765              2,305,931              1,766,807
Shares repurchased                             (2,432,345)            (3,099,656)           (26,267,499)           (28,129,262)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                   (1,433,564)            (1,897,733)       $   (15,424,557)       $   (16,865,004)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       102,043                249,644        $     1,100,025        $     2,356,152
Shares issued in reinvestment of
  dividends                                        23,248                 22,830                259,342                215,963
Shares repurchased                               (671,863)              (619,271)            (7,213,089)            (5,507,970)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                     (546,572)              (346,797)       $    (5,853,722)       $    (2,935,855)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        20,244                 10,197        $       214,709        $        95,189
Shares issued in reinvestment of
  dividends                                         4,285                  3,114                 48,490                 29,460
Shares repurchased                                (29,495)               (40,895)              (311,293)              (367,270)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                       (4,966)               (27,584)       $       (48,094)       $      (242,621)
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                        65,378                 20,906        $       705,819        $       191,338
Shares issued in reinvestment of
  dividends                                        12,780                  8,578                141,931                 81,064
Shares repurchased                                 (5,606)               (15,129)               (61,854)              (158,553)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       72,552                 14,355        $       785,896        $       113,849
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN S&P 500 INDEX FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2004                   2003                   2004                   2003
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     1,359,992              1,236,886        $    10,600,735        $     8,356,406
Shares issued in reinvestment of
  dividends                                        27,719                 16,294                226,075                119,186
Shares repurchased                               (841,650)              (898,109)            (6,529,210)            (5,898,251)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      546,061                355,071        $     4,297,600        $     2,577,341
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       226,852                335,881        $     1,760,369        $     2,276,274
Shares issued in reinvestment of
  dividends                                        10,594                  6,681                 86,674                 48,558
Shares repurchased                               (204,588)              (162,230)            (1,588,671)            (1,045,467)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       32,858                180,332        $       258,372        $     1,279,365
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                       186,853                216,791        $     1,437,277        $     1,471,332
Shares issued in reinvestment of
  dividends                                         7,898                  5,016                 64,524                 36,385
Shares repurchased                               (160,903)               (90,706)            (1,237,474)              (626,275)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       33,848                131,101        $       264,327        $       881,442
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                       242,188                 42,861        $     1,876,104        $       288,767
Shares issued in reinvestment of
  dividends                                        11,599                  7,640                 94,838                 55,604
Shares repurchased                                (14,508)                (2,533)              (111,416)               (18,219)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      239,279                 47,968        $     1,859,526        $       326,152
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


/ / THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2004                   2003                   2004                   2003
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                       662,514             10,537,973        $     7,884,998        $    97,112,928
Shares issued in reinvestment of
  dividends                                         7,506                  5,562                 87,669                 55,072
Shares repurchased                               (834,343)           (13,119,742)            (9,889,156)          (123,103,708)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                     (164,323)            (2,576,207)       $    (1,916,489)       $   (25,935,708)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                        28,247                 37,373        $       307,868        $       344,699
Shares repurchased                               (129,102)               (92,815)            (1,401,616)              (815,798)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                     (100,855)               (55,442)       $    (1,093,748)       $      (471,099)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        27,182                  1,537        $       308,977        $        27,531
Shares repurchased                                 (2,578)                (3,434)               (27,430)               (28,063)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                            24,604                 (1,897)       $       281,547        $          (532)
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                        53,942                  3,672        $       648,581        $        51,596
Shares repurchased                                 (2,052)                   (53)               (23,464)                  (489)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       51,890                  3,619        $       625,117        $        51,107
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2004                   2003                   2004                   2003
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     1,405,868              2,873,147        $    18,918,924        $    26,734,981
Shares issued in reinvestment of
  dividends and distributions                     172,261                     --              2,480,952                     --
Shares repurchased                               (869,934)            (2,744,885)           (11,026,232)           (25,296,414)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      708,195                128,262        $    10,373,644        $     1,438,567
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                        91,087                150,218        $     1,115,800        $     1,342,915
Shares issued in reinvestment of
  distributions                                    37,243                     --                494,590                     --
Shares repurchased                                (42,565)              (119,951)              (506,264)            (1,037,985)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       85,765                 30,267        $     1,104,126        $       304,930
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        54,177                 44,398        $       643,204        $       373,501
Shares issued in reinvestment of
  distributions                                    38,909                     --                518,275                     --
Shares repurchased                                 (9,827)               (46,386)              (121,577)              (397,512)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                            83,259                 (1,988)       $     1,039,902        $       (24,011)
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                        55,567                  9,274        $       719,161        $        86,943
Shares issued in reinvestment of
  dividends and distributions                      43,129                     --                613,008                     --
Shares repurchased                                (11,138)                (4,707)              (153,558)               (55,386)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       87,558                  4,567        $     1,178,611        $        31,557
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


/ / THE GUARDIAN INVESTMENT QUALITY BOND FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2004                   2003                   2004                   2003
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     1,063,835              3,296,812        $    10,712,545        $    34,079,857
Shares issued in reinvestment of
  dividends and distributions                     502,991                802,794              5,039,162              8,219,350
Shares repurchased                             (5,293,237)            (6,470,579)           (53,080,160)           (66,786,391)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                   (3,726,411)            (2,370,973)       $   (37,328,453)       $   (24,487,184)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                        87,162                350,698        $       881,154        $     3,646,670
Shares issued in reinvestment of
  dividends and distributions                      65,499                 98,401                655,658              1,005,080
Shares repurchased                               (307,375)              (506,012)            (3,078,041)            (5,234,314)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                     (154,714)               (56,913)       $    (1,541,229)       $      (582,564)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                         9,411                 51,395        $        95,145        $       533,062
Shares issued in reinvestment of
  dividends and distributions                      43,962                 58,874                440,050                600,919
Shares repurchased                                (23,399)               (45,445)              (234,564)              (467,508)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       29,974                 64,824        $       300,631        $       666,473
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                        92,817                 26,977        $       935,863        $       279,706
Shares issued in reinvestment of
  dividends and distributions                      44,606                 55,230                447,123                564,721
Shares repurchased                                (11,921)                (5,155)              (120,297)               (52,997)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      125,502                 77,052        $     1,262,689        $       791,430
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN LOW DURATION BOND FUND

                                                                   Period from                                   Period from
                                             Year Ended         July 30, 2003+ to          Year Ended         July 30, 2003+ to
                                         December 31, 2004      December 31, 2003      December 31, 2004      December 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                       217,235                844,512        $     2,176,482        $     8,444,850
Shares issued in reinvestment of
  dividends                                        20,264                  6,175                202,280                 61,772
Shares repurchased                               (125,558)                (7,066)            (1,252,947)               (70,762)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      111,941                843,621        $     1,125,815        $     8,435,860
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                        97,549                768,810        $       974,331        $     7,688,450
Shares issued in reinvestment of
  dividends                                        12,212                  3,565                121,895                 35,669
Shares repurchased                                 (6,485)                    --                (64,820)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      103,276                772,375        $     1,031,406        $     7,724,119
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        18,572                755,679        $       185,410        $     7,556,708
Shares issued in reinvestment of
  dividends                                        11,618                  3,529                115,977                 35,314
Shares repurchased                                 (2,131)                    (1)               (21,257)                   (10)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       28,059                759,207        $       280,130        $     7,592,012
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                         8,500                750,005        $        84,748        $     7,500,050
Shares issued in reinvestment of
  dividends                                        14,202                  4,625                141,773                 46,272
Shares repurchased                                    (62)                    --                   (619)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       22,640                754,630        $       225,902        $     7,546,322
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


/ / THE GUARDIAN HIGH YIELD BOND FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2004                   2003                   2004                   2003
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     1,934,200              1,700,337        $    14,283,811        $    11,968,468
Shares issued in reinvestment of
  dividends                                       439,968                413,138              3,265,041              2,932,687
Shares repurchased                               (536,446)            (1,462,685)            (3,988,418)           (10,413,890)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                    1,837,722                650,790        $    13,560,434        $     4,487,265
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                        38,772                112,748        $       286,046        $       794,370
Shares issued in reinvestment of
  dividends                                        78,636                 83,788                582,493                593,996
Shares repurchased                               (140,632)               (97,832)            (1,041,229)              (688,181)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                           (23,224)                98,704        $      (172,690)       $       700,185
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        15,621                 63,604        $       115,550        $       454,494
Shares issued in reinvestment of
  dividends                                        81,203                 81,823                601,376                580,074
Shares repurchased                                (13,136)               (47,186)               (96,779)              (339,768)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       83,688                 98,241        $       620,147        $       694,800
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                        47,295                 10,354        $       352,627        $        75,093
Shares issued in reinvestment of
  dividends                                        89,467                 88,340                663,370                627,000
Shares repurchased                                 (6,387)                    (4)               (47,416)                   (28)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      130,375                 98,690        $       968,581        $       702,065
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN TAX-EXEMPT FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2004                   2003                   2004                   2003
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                       171,456                746,166        $     1,759,539        $     7,845,141
Shares issued in reinvestment of
  dividends and distributions                     417,665                531,383              4,260,609              5,543,478
Shares repurchased                               (292,175)            (4,350,043)            (2,999,696)           (45,456,417)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                           296,946             (3,072,494)       $     3,020,452        $   (32,067,798)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        10,161                 49,048        $       103,572        $       518,954
Shares issued in reinvestment of
  dividends and distributions                      47,821                 62,083                487,634                646,799
Shares repurchased                                (31,129)               (14,571)              (316,606)              (153,002)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       26,853                 96,560        $       274,600        $     1,012,751
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


/ / THE GUARDIAN CASH MANAGEMENT FUND

                                                                        Year Ended December 31,
                                                                      2004                   2003
---------------------------------------------------------------------------------------------------------
                                                                         Shares @ $1 per share
---------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                         176,701,322            234,972,577
Shares issued in reinvestment of dividends                            2,621,389              2,306,769
Shares repurchased                                                 (266,534,396)          (366,117,487)
---------------------------------------------------------------------------------------------------------
NET DECREASE                                                        (87,211,685)          (128,838,141)
---------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                                           2,629,517              5,150,561
Shares issued in reinvestment of dividends                               50,094                 30,959
Shares repurchased                                                   (7,034,259)           (11,168,541)
---------------------------------------------------------------------------------------------------------
NET DECREASE                                                         (4,354,648)            (5,987,021)
---------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                                             572,903                436,733
Shares issued in reinvestment of dividends                               49,455                 19,006
Shares repurchased                                                   (1,082,301)              (700,634)
---------------------------------------------------------------------------------------------------------
NET DECREASE                                                           (459,943)              (244,895)
---------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                                           8,049,743              3,114,743
Shares issued in reinvestment of dividends                               46,831                 15,352
Shares repurchased                                                   (7,355,248)            (1,947,265)
---------------------------------------------------------------------------------------------------------
NET INCREASE                                                            741,326              1,182,830
---------------------------------------------------------------------------------------------------------

NOTE 9.  LINE OF CREDIT

     A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 2004, none of the Funds borrowed against this line of credit.

     The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

NOTE 10.  INVESTMENTS IN AFFILIATES(1)

     A summary of GAAF transactions in affiliated securities during the year ended December 31, 2004 is set forth below:

                                 BALANCE OF                              BALANCE OF                   DIVIDENDS
                                   SHARES        GROSS                     SHARES                      INCLUDED    NET REALIZED
                                    HELD       PURCHASES     GROSS          HELD          VALUE           IN        GAINS FROM
                                DECEMBER 31,      AND      SALES AND    DECEMBER 31,   DECEMBER 31,    DIVIDEND     UNDERLYING
        NAME OF ISSUER              2003       ADDITIONS   REDUCTIONS       2004           2004         INCOME        FUNDS
        --------------          ------------   ---------   ----------   ------------   ------------   ----------   ------------
Non-Controlled Affiliates
------------------------------
  The Guardian Investment
    Quality Bond Fund, Class A    2,190,079        --      2,190,079             --             --    $  451,709     $46,786
Majority-Owned Subsidiary
------------------------------
  The Guardian S&P 500 Index
    Fund, Class A                15,277,311        --             --     15,277,311    $126,801,679    1,735,502          --


                                NET REALIZED
                                    GAIN
        NAME OF ISSUER            ON SALES
        --------------          ------------
Non-Controlled Affiliates
------------------------------
  The Guardian Investment
    Quality Bond Fund, Class A    $653,915
Majority-Owned Subsidiary
------------------------------
  The Guardian S&P 500 Index
    Fund, Class A                       --

(1) Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities. Majority-owned subsidiaries include issuers on which the Fund held 50% or more of the outstanding voting securities.
--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


NOTE 11.  MANAGEMENT INFORMATION (UNAUDITED)

     The trustees and officers of the Portfolio are named below. Information about their principal occupations and certain other affiliations during the past five years is also provided. The business address of each trustee and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is composed of (1) the Portfolio, (2) The Guardian Variable Contract Funds, Inc. (a series fund that issues its shares in seven series), (3) The Guardian Bond Fund, Inc.,
(4) The Guardian Cash Fund, Inc. and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

                                                                                                    NUMBER
                                                                                                   OF FUNDS
                                                                                                    IN THE
                                                                                                   GUARDIAN
                                       TERM OF                                                       FUND
                                      OFFICE AND                                                   COMPLEX
                           POSITION   LENGTH OF                                                    OVERSEEN
    NAME, ADDRESS AND        WITH        TIME                  PRINCIPAL OCCUPATIONS                  BY
      DATE OF BIRTH        PORTFOLIO   SERVED+                  DURING PAST 5 YEARS                TRUSTEE
-----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

Arthur V. Ferrara          Trustee    Since 1987   Retired. Director and former Chairman of the       25
(8/12/30)                                          Board and Chief Executive Officer, The
                                                   Guardian Life Insurance Company of America.
                                                   Director (Trustee) of all of the mutual funds
                                                   within the Guardian Fund Complex.


Leo R. Futia               Trustee    Since 1982   Retired. Director and former Chairman of the       25
(8/27/19)                                          Board and Chief Executive Officer, The
                                                   Guardian Life Insurance Company of America.
                                                   Director (Trustee) of all of the mutual funds
                                                   within the Guardian Fund Complex.


Dennis J. Manning          Trustee    Since 2003   President and Chief Executive Officer, The         25
81 Graenest Ridge Road                             Guardian Life Insurance Company of America
Wilton, Connecticut                                since 1/03; President and Chief Operating
06897                                              Officer, 1/02 to 12/02; Executive Vice
(1/26/47)                                          President and Chief Operating Officer, 1/01 to
                                                   12/01; Executive Vice President, Individual
                                                   Markets and Group Pensions, 1/99 to 12/00.
                                                   Director (Trustee) of all of the mutual funds
                                                   within the Guardian Fund Complex.
DISINTERESTED TRUSTEES

Frank J. Fabozzi, Ph.D.    Trustee    Since 1992   Adjunct Professor of Finance, School of            25
(8/24/48)                                          Management -- Yale University, 2/94 to
                                                   present; Editor, Journal of Portfolio
                                                   Management. Director (Trustee) of all of the
                                                   mutual funds within the Guardian Fund Complex.


Anne M. Goggin, Esq.       Trustee    Since 2004   Partner, Edwards and Angell, LLP, 4/04 to          25
(11/28/48)                                         8/04; Chief Counsel, Metropolitan Life
                                                   Insurance Company, 6/00 to 12/03; Senior Vice
                                                   President and General Counsel, New England
                                                   Life Insurance Company, 6/00 to 12/03;
                                                   Chairman, President and Chief Executive
                                                   Officer, MetLife Advisors LLC, 6/99 to 12/03;
                                                   Chairman of the Board, Metropolitan Series
                                                   Fund, 1/02 to 12/03; Chairman of the Board,
                                                   New England Zenith Fund, 6/99 to 12/03.
                                                   Director (Trustee) of all of the mutual funds
                                                   within the Guardian Fund Complex.


    NAME, ADDRESS AND                 OTHER
      DATE OF BIRTH               DIRECTORSHIPS
-------------------------  ----------------------------
INTERESTED TRUSTEES*

Arthur V. Ferrara          Director of various mutual
(8/12/30)                  funds sponsored by Gabelli
                           Asset Management.

Leo R. Futia               None.
(8/27/19)

Dennis J. Manning          Director of The Guardian
81 Graenest Ridge Road     Life Insurance Company of
Wilton, Connecticut        America and The Guardian
06897                      Insurance & Annuity Company,
(1/26/47)                  Inc. Manager, Guardian
                           Investor Services LLC and
                           Park Avenue Securities LLC.
                           Director of various Guardian
                           Life subsidiaries.
DISINTERESTED TRUSTEES

Frank J. Fabozzi, Ph.D.    Director (Trustee) of
(8/24/48)                  various closed-end
                           investment companies
                           sponsored by BlackRock
                           Financial Management.
                           Director of BlackRock Funds
                           (47 funds).

Anne M. Goggin, Esq.       None.
(11/28/48)

* "Interested" Trustee means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with The Guardian Life Insurance Company of America, the indirect parent company of Guardian Investor Services LLC, the investment adviser of certain Funds in the Guardian Fund Complex.

+ There is no set term of office for Trustees and Officers. The table reflects the year from which each person has served as Trustee and/or Officer.
--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004

                                                                                                    NUMBER
                                                                                                   OF FUNDS
                                                                                                    IN THE
                                                                                                   GUARDIAN
                                       TERM OF                                                       FUND
                                      OFFICE AND                                                   COMPLEX
                           POSITION   LENGTH OF                                                    OVERSEEN
    NAME, ADDRESS AND        WITH        TIME                  PRINCIPAL OCCUPATIONS                  BY
      DATE OF BIRTH        PORTFOLIO   SERVED+                  DURING PAST 5 YEARS                TRUSTEE
-----------------------------------------------------------------------------------------------------------


William W. Hewitt, Jr.     Trustee    Since 1989   Retired. Former Executive Vice President,          25
(7/28/28)                                          Shearson Lehman Brothers, Inc. Director
                                                   (Trustee) of all of the mutual funds within
                                                   the Guardian Fund Complex.


Sidney I. Lirtzman, Ph.D.  Trustee    Since 1987   Emanuel Saxe Professor of Management 9/96 to       25
200 East 57th Street                               present, City University of New York -- Baruch
New York, New York                                 College; Dean Emeritus of the Zicklin School
10022                                              of Business; Dean from 10/95 to 9/02; Interim
(11/9/30)                                          President 9/99 to 9/00. President, Fairfield
                                                   Consulting Associates, Inc. Director (Trustee)
                                                   of all of the mutual funds within the Guardian
                                                   Fund Complex.


Carl W. Schafer            Trustee    Since 1996   President, Atlantic Foundation (a private          25
66 Witherspoon Street,                             charitable foundation). Director of Labor
#1100                                              Ready, Inc. (provider of temporary labor) and
Princeton, New Jersey                              Frontier Oil Corporation. Director (Trustee)
08542                                              of all of the mutual funds within the Guardian
(1/16/36)                                          Fund Complex.


Robert G. Smith, Ph.D.     Trustee    Since 1982   Chairman and Chief Executive Officer, Smith        25
132 East 72nd Street,                              Affiliated Capital Corp. since 4/82. Director
Apt. #1                                            (Trustee) of all of the mutual funds within
New York, New York                                 the Guardian Fund Complex.
10021
(3/9/32)


    NAME, ADDRESS AND                 OTHER
      DATE OF BIRTH               DIRECTORSHIPS
-------------------------  ----------------------------

William W. Hewitt, Jr.     None.
(7/28/28)

Sidney I. Lirtzman, Ph.D.  Director, since 6/01
200 East 57th Street       Youthstream, Inc. Member,
New York, New York         Advisory Board of Directors,
10022                      New York City Independent
(11/9/30)                  Budget Office 5/98 to 5/01.

Carl W. Schafer            Director (Trustee) of
66 Witherspoon Street,     various mutual funds
#1100                      sponsored by UBS Global
Princeton, New Jersey      Asset Management Inc. (f/k/a
08542                      Mitchell Hutchins Asset
(1/16/36)                  Management, Inc. and UBS
                           PaineWebber, Inc.), Harding
                           Loevner (4 funds) and Ell
                           Realty Securities Trust (2
                           funds).

Robert G. Smith, Ph.D.     Governor appointments as
132 East 72nd Street,      Director of New York Health
Apt. #1                    Care Reform Act Charitable
New York, New York         Organization and Nassau
10021                      County Interim Finance
(3/9/32)                   Authority. Senior private
                           member of the New York State
                           Financial Control Board for
                           New York City. Senior
                           Director for the New York
                           State Comptroller's Invest-
                           ment Advisory Committee for
                           State Pension Funds (Common
                           Fund).

                                            TERM OF                                                                NUMBER OF FUNDS
                                           OFFICE AND                                                                  IN THE
                              POSITION     LENGTH OF                                                                GUARDIAN FUND
    NAME, ADDRESS AND           WITH          TIME                       PRINCIPAL OCCUPATIONS                    COMPLEX FOR WHICH
      DATE OF BIRTH          PORTFOLIO      SERVED+                       DURING PAST 5 YEARS                      OFFICER SERVES
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Joseph A. Caruso           Senior Vice     Since 1992   Director, The Guardian Life Insurance Company of                 25
(6/13/52)                  President and                America, since 1/05; Senior Vice President and Corporate
                           Secretary                    Secretary, The Guardian Life Insurance Company of
                                                        America since 1/01; Vice President and Corporate
                                                        Secretary prior thereto. Director, Senior Vice President
                                                        and Secretary, The Guardian Insurance & Annuity Company,
                                                        Inc. Manager, Senior Vice President and Corporate
                                                        Secretary, Guardian Investor Services LLC. Director,
                                                        Senior Vice President and Secretary, Park Avenue Life
                                                        Insurance Company; Manager, Park Avenue Securities LLC;
                                                        Senior Vice President and Secretary of Guardian Baillie
                                                        Gifford Limited, and all of the mutual funds within the
                                                        Guardian Fund Complex. Director and Officer of various
                                                        Guardian Life subsidiaries.

+ There is no set term of office for Trustees and Officers. The table reflects the year from which each person has served as Trustee and/or Officer.
--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


                                            TERM OF                                                                NUMBER OF FUNDS
                                           OFFICE AND                                                                  IN THE
                              POSITION     LENGTH OF                                                                GUARDIAN FUND
    NAME, ADDRESS AND           WITH          TIME                       PRINCIPAL OCCUPATIONS                    COMPLEX FOR WHICH
      DATE OF BIRTH          PORTFOLIO      SERVED+                       DURING PAST 5 YEARS                      OFFICER SERVES
-----------------------------------------------------------------------------------------------------------------------------------


Howard W. Chin             Managing        Since 1997   Managing Director, The Guardian Life Insurance Company           15
(8/20/52)                  Director                     of America. Officer of various mutual funds within the
                                                        Guardian Fund Complex.


Robert J. Crimmins, Jr.    Senior          Since 2003   Senior Director, The Guardian Life Insurance Company of          15
(12/4/60)                  Director                     America since 3/01. Assistant Vice President, Fixed
                                                        Income Investments, prior thereto. Officer of various
                                                        mutual funds within the Guardian Fund Complex.


Richard A. Cumiskey        Chief           Since 2002   Second Vice President, Equity Administration and                 25
(8/14/60)                  Compliance                   Oversight, The Guardian Life Insurance Company of
                           Officer                      America since 1/01; Assistant Vice President, Equity
                                                        Administration and Oversight prior thereto. Senior Vice
                                                        President and Chief Compliance Officer of The Guardian
                                                        Insurance & Annuity Company, Inc. and Guardian Investor
                                                        Services LLC since 4/04; Second Vice President and
                                                        Compliance Officer prior thereto. Chief Compliance
                                                        Officer of all of the mutual funds within the Guardian
                                                        Fund Complex.


Richard A. Goldman         Managing        Since 2001   Managing Director, The Guardian Life Insurance Company           23
(6/25/62)                  Director                     of America since 7/01. Director, Citigroup Asset
                                                        Management prior thereto. Officer of various mutual
                                                        funds within the Guardian Fund Complex.


Alexander M. Grant, Jr.    Managing        Since 1993   Managing Director, The Guardian Life Insurance Company           15
(2/22/49)                  Director                     of America. Officer of various mutual funds within the
                                                        Guardian Fund Complex.


Edward H. Hocknell         Vice President  Since 1997   Partner, Baillie Gifford & Co. Director, Baillie Gifford         16
c/o Baillie Gifford                                     Overseas Limited. Officer of various mutual funds within
Overseas,                                               the Guardian Fund Complex.
Limited
1 Greenside Row
Edinburgh, EH1 3AN,
Scotland
(11/14/60)


Jonathan C. Jankus         Managing        Since 1995   Managing Director, The Guardian Life Insurance Company           20
(5/19/47)                  Director                     of America. Officer of various mutual funds within the
                                                        Guardian Fund Complex.


Stewart M. Johnson         Senior          Since 2002   Senior Director, The Guardian Life Insurance Company of          15
(10/21/52)                 Director                     America since 1/02. Second Vice President from 12/00 to
                                                        1/02; Assistant Vice President prior thereto. Officer of
                                                        various mutual funds within the Guardian Fund Complex.


Peter J. Liebst            Managing        Since 1999   Managing Director, The Guardian Life Insurance Company           20
(4/7/56)                   Director                     of America. Officer of various mutual funds within the
                                                        Guardian Fund Complex.


R. Robin Menzies           Vice President  Since 1991   Partner, Baillie Gifford & Co. Director, Baillie Gifford         16
c/o Baillie Gifford                                     Overseas Limited. Director, Guardian Baillie Gifford
Overseas,                                               Limited. Trustee, Baillie Gifford Funds, Inc. (2 funds).
Limited                                                 Officer of various mutual funds within the Guardian Fund
1 Greenside Row                                         Complex.
Edinburgh, EH1 3AN,
Scotland
(10/30/52)


Nydia Morrison             Controller      Since 2003   Director, Mutual Fund Reporting, The Guardian Life               25
(11/22/58)                                              Insurance Company of America since 5/04; Manager prior
                                                        thereto. Officer of all of the mutual funds within the
                                                        Guardian Fund Complex.

+ There is no set term of office for Trustees and Officers. The table reflects the year from which each person has served as Trustee and/or Officer.
--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

December 31, 2004


                                            TERM OF                                                                NUMBER OF FUNDS
                                           OFFICE AND                                                                  IN THE
                              POSITION     LENGTH OF                                                                GUARDIAN FUND
    NAME, ADDRESS AND           WITH          TIME                       PRINCIPAL OCCUPATIONS                    COMPLEX FOR WHICH
      DATE OF BIRTH          PORTFOLIO      SERVED+                       DURING PAST 5 YEARS                      OFFICER SERVES
-----------------------------------------------------------------------------------------------------------------------------------



Frank L. Pepe              Vice President  Since 1985   Vice President and Equity Controller, The Guardian Life          25
(3/26/42)                  and Treasurer                Insurance Company of America. Senior Vice President and
                                                        Controller, The Guardian Insurance & Annuity Company,
                                                        Inc. since 4/04; Vice President and Controller prior
                                                        thereto. Senior Vice President and Controller, Guardian
                                                        Investor Services LLC. Vice President and Treasurer of
                                                        all of the mutual funds within the Guardian Fund
                                                        Complex.


Richard T. Potter, Jr.     Vice President  Since 1992   Vice President and Equity Counsel, The Guardian Life             25
(7/20/54)                  and Counsel                  Insurance Company of America. Senior Vice President and
                                                        Counsel, The Guardian Insurance & Annuity Company, Inc.
                                                        and Guardian Investor Services LLC since 4/04; Vice
                                                        President and Counsel prior thereto. Vice President and
                                                        Counsel of Park Avenue Securities LLC and all of the
                                                        mutual funds within the Guardian Fund Complex.


Robert A. Reale            Managing        Since 2001   Managing Director, The Guardian Life Insurance Company           25
(6/12/60)                  Director                     of America, The Guardian Insurance & Annuity Company,
                                                        Inc. and Guardian Investor Services LLC since 3/01;
                                                        Second Vice President 10/99 to 2/01. Assistant Vice
                                                        President, Metropolitan Life prior thereto. Officer of
                                                        all of the mutual funds within the Guardian Fund
                                                        Complex.


Thomas G. Sorell           President       Since 1997   Executive Vice President and Chief Investment Officer,           25
(3/3/55)                                                The Guardian Life Insurance Company of America since
                                                        1/03; Senior Managing Director, Fixed Income Securities
                                                        since 3/00; Vice President, Fixed Income Securities
                                                        prior thereto. Managing Director, Investments: Park
                                                        Avenue Life Insurance Company. President of all of the
                                                        mutual funds within the Guardian Fund Complex.


Donald P. Sullivan, Jr.    Vice President  Since 1995   Vice President, Equity Administration, The Guardian Life         25
(12/24/54)                                              Insurance Company of America. Vice President, The
                                                        Guardian Insurance & Annuity Company, Inc. and Guardian
                                                        Investor Services LLC. Officer of all of the mutual
                                                        funds within the Guardian Fund Complex.


Gregory L. Tuorto          Director        Since 2004   Director, The Guardian Life Insurance Company of America         16
(5/28/71)                                               since 6/02; prior thereto, Senior Managing Analyst,
                                                        Dreyfus Corporation from 4/02 to 6/02; Analyst and
                                                        Assistant Portfolio Manager, Tocqueville Asset
                                                        Management, prior thereto. Officer of various mutual
                                                        funds within the Guardian Fund Complex.


Matthew P. Ziehl           Managing        Since 2002   Managing Director, The Guardian Life Insurance Company           16
(4/29/67)                  Director                     of America since 1/02; prior thereto, Team Leader,
                                                        Salomon Brothers Asset Management, Inc. from 1/01 to
                                                        12/01; Co-Portfolio Manager, prior thereto. Officer of
                                                        various mutual funds within the Guardian Fund Complex.

     The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

+ There is no set term of office for Trustees and Officers. The table reflects the year from which each person has served as Trustee and/or Officer.
--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                               NET REALIZED
                                                                               & UNREALIZED
                                                                              GAIN/(LOSS) ON
                                                                               INVESTMENTS     INCREASE/
                                                     NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                      VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                     BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                     OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                     -----------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
      CLASS A:
        Year ended 12/31/2004......................   $30.08       $ 0.34        $  1.35        $  1.69       $(0.40)
        Year ended 12/31/2003......................    25.03         0.23           5.00           5.23        (0.18)
        Year ended 12/31/2002......................    32.00         0.17          (7.06)         (6.89)       (0.08)
        Year ended 12/31/2001......................    41.18         0.12          (9.06)         (8.94)       (0.03)
        Year ended 12/31/2000......................    59.42        (0.09)        (10.57)        (10.66)       (0.00)+
      CLASS B:
        Year ended 12/31/2004......................    28.72        (0.20)          1.54           1.34           --
        Year ended 12/31/2003......................    23.99        (0.16)          4.89           4.73           --
        Year ended 12/31/2002......................    30.88        (0.20)         (6.69)         (6.89)          --
        Year ended 12/31/2001......................    40.08        (0.23)         (8.76)         (8.99)          --
        Year ended 12/31/2000......................    58.57        (0.43)        (10.48)        (10.91)          --
      CLASS C:
        Year ended 12/31/2004......................    28.37        (0.09)          1.34           1.25           --
        Year ended 12/31/2003......................    23.75        (0.16)          4.78           4.62           --
        Year ended 12/31/2002......................    30.64        (0.19)         (6.70)         (6.89)          --
        Year ended 12/31/2001......................    39.85        (0.25)         (8.75)         (9.00)          --
        Period from 8/7/2000++ to 12/31/2000.......    58.01        (0.11)        (12.59)        (12.70)          --
      CLASS K:
        Year ended 12/31/2004......................    30.00         0.20           1.39           1.59        (0.36)
        Year ended 12/31/2003......................    24.96         0.11           5.02           5.13        (0.09)
        Year ended 12/31/2002......................    31.93         0.05          (7.02)         (6.97)          --
        Period from 5/15/2001++ to 12/31/2001......    35.55         0.00+         (3.41)         (3.41)          --
THE GUARDIAN UBS LARGE CAP VALUE FUND
      CLASS A:
        Year ended 12/31/2004......................    12.82         0.08           1.59           1.67        (0.07)
        Period from 2/3/2003++ to 12/31/2003.......    10.00         0.08           3.06           3.14        (0.07)
      CLASS B:
        Year ended 12/31/2004......................    12.80        (0.01)          1.57           1.56           --
        Period from 2/3/2003++ to 12/31/2003.......    10.00         0.00+          3.06           3.06        (0.01)
      CLASS C:
        Year ended 12/31/2004......................    12.80        (0.01)          1.57           1.56           --
        Period from 2/3/2003++ to 12/31/2003.......    10.00         0.00+          3.06           3.06        (0.01)
      CLASS K:
        Year ended 12/31/2004......................    12.83         0.05           1.58           1.63        (0.04)
        Period from 2/3/2003++ to 12/31/2003.......    10.00         0.05           3.07           3.12        (0.04)
THE GUARDIAN PARK AVENUE SMALL CAP FUND
      CLASS A:
        Year ended 12/31/2004......................    19.05        (0.12)          2.90           2.78           --
        Year ended 12/31/2003......................    13.30        (0.10)          5.85           5.75           --
        Year ended 12/31/2002......................    15.74        (0.07)         (2.37)         (2.44)          --
        Year ended 12/31/2001......................    16.93        (0.06)         (1.13)         (1.19)          --
        Year ended 12/31/2000......................    17.48        (0.05)         (0.37)         (0.42)          --
      CLASS B:
        Year ended 12/31/2004......................    17.93        (0.27)          2.71           2.44           --
        Year ended 12/31/2003......................    12.64        (0.24)          5.53           5.29           --
        Year ended 12/31/2002......................    15.10        (0.20)         (2.26)         (2.46)          --
        Year ended 12/31/2001......................    16.39        (0.20)         (1.09)         (1.29)          --
        Year ended 12/31/2000......................    17.06        (0.20)         (0.34)         (0.54)          --
      CLASS C:
        Year ended 12/31/2004......................    17.83        (0.26)          2.66           2.40           --
        Year ended 12/31/2003......................    12.59        (0.27)          5.51           5.24           --
        Year ended 12/31/2002......................    15.07        (0.22)         (2.26)         (2.48)          --
        Year ended 12/31/2001......................    16.39        (0.21)         (1.11)         (1.32)          --
        Period from 8/7/2000++ to 12/31/2000.......    19.37        (0.08)         (2.77)         (2.85)          --
      CLASS K:
        Year ended 12/31/2004......................    18.79        (0.16)          2.85           2.69           --
        Year ended 12/31/2003......................    13.15        (0.14)          5.78           5.64           --
        Year ended 12/31/2002......................    15.62        (0.11)         (2.36)         (2.47)          --
        Period from 5/15/2001++ to 12/31/2001......    15.71        (0.07)         (0.02)         (0.09)          --

 + Rounds to less than $0.01.
++ Commencement of operations.
--------------------------------------------------------------------------------

 DISTRIBUTIONS
      FROM                                                    RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                               -----------------------------------------------------------
    GAIN ON                                                                         NET
  INVESTMENTS      NET ASSET                   NET ASSETS,                      INVESTMENT
  AND FOREIGN       VALUE,                       END OF          EXPENSES      INCOME/(LOSS)   PORTFOLIO
CURRENCY RELATED    END OF      TOTAL            PERIOD         TO AVERAGE      TO AVERAGE     TURNOVER
  TRANSACTIONS      PERIOD     RETURN*       (000'S OMITTED)    NET ASSETS      NET ASSETS       RATE
--------------------------------------------------------------------------------------------------------
         --         $31.37        5.64%        $  980,872          0.88%            0.95%          75%
         --          30.08       20.95          1,133,468          0.89             0.72           74
         --          25.03      (21.56)         1,120,351          0.87             0.51           60
     $(0.21)         32.00      (21.75)         1,779,818          0.83             0.31          143
      (7.58)         41.18      (18.62)         2,589,059          0.79            (0.16)         108
         --          30.06        4.67            130,372          1.84            (0.02)          75
         --          28.72       19.72            165,274          1.84            (0.24)          74
         --          23.99      (22.31)           167,471          1.83            (0.44)          60
      (0.21)         30.88      (22.46)           274,761          1.75            (0.61)         143
      (7.58)         40.08      (19.34)           431,206          1.67            (1.03)         108
         --          29.62        4.41              6,551          2.06            (0.21)          75
         --          28.37       19.45              6,622          2.12            (0.52)          74
         --          23.75      (22.49)             5,884          2.07            (0.67)          60
      (0.21)         30.64      (22.62)             7,594          1.96            (0.81)         143
      (5.46)         39.85      (21.79)(a)          8,222          2.18(b)         (1.29)(b)      108
         --          31.23        5.34              8,761          1.20             0.69           75
         --          30.00       20.58              7,145          1.20             0.41           74
         --          24.96      (21.83)             5,752          1.21             0.19           60
      (0.21)         31.93       (9.63)(a)          7,229          1.22(b)          0.02(b)       143
      (1.12)         13.30       13.43             26,676          1.44             0.68           32
      (0.25)         12.82       31.48(a)          21,705          1.59(b)          0.78(b)        45
      (1.12)         13.24       12.52             24,646          2.19            (0.07)          32
      (0.25)         12.80       30.65(a)          21,378          2.33(b)          0.03(b)        45
      (1.12)         13.24       12.52             23,507          2.19            (0.07)          32
      (0.25)         12.80       30.65(a)          20,801          2.33(b)          0.04(b)        45
      (1.12)         13.30       13.05             24,342          1.70             0.42           32
      (0.25)         12.83       31.22(a)          20,944          1.88(b)          0.49(b)        45
      (2.43)         19.40       14.74            181,068          1.21            (0.67)         127
         --          19.05       43.23            160,049          1.27            (0.67)         105
         --          13.30      (15.50)           111,803          1.25            (0.45)         108
         --          15.74       (7.03)           139,774          1.28            (0.37)         131
      (0.13)         16.93       (2.35)           150,022          1.25            (0.31)         125
      (2.43)         17.94       13.76             23,574          2.13            (1.59)         127
         --          17.93       41.85             22,989          2.21            (1.61)         105
         --          12.64      (16.29)            17,189          2.19            (1.40)         108
         --          15.10       (7.87)            20,876          2.18            (1.27)         131
      (0.13)         16.39       (3.11)            24,977          2.12            (1.18)         125
      (2.43)         17.80       13.62              9,757          2.23            (1.69)         127
         --          17.83       41.62              8,092          2.39            (1.79)         105
         --          12.59      (16.46)             5,824          2.40            (1.60)         108
         --          15.07       (8.05)             6,752          2.34            (1.43)         131
      (0.13)         16.39      (14.67)(a)          7,033          2.22(b)         (1.12)(b)      125
      (2.43)         19.05       14.47             12,391          1.52            (0.97)         127
         --          18.79       42.89              9,893          1.55            (0.96)         105
         --          13.15      (15.81)             6,748          1.55            (0.75)         108
         --          15.62       (0.57)(a)          7,959          1.61(b)         (0.77)(b)      131

 *  Excludes the effect of sales load.
(a) Not annualized.
(b) Annualized.
--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                               NET REALIZED
                                                                               & UNREALIZED
                                                                              GAIN/(LOSS) ON
                                                                               INVESTMENTS     INCREASE/
                                                     NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                      VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                     BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                     OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                     -----------------------------------------------------------------
THE GUARDIAN UBS SMALL CAP VALUE FUND
      CLASS A:
        Year ended 12/31/2004......................   $12.71       $(0.03)        $ 2.25         $ 2.22           --
        Period from 2/3/2003+ to 12/31/2003........    10.00        (0.01)          3.60           3.59           --
      CLASS B:
        Year ended 12/31/2004......................    12.61        (0.12)          2.21           2.09           --
        Period from 2/3/2003+ to 12/31/2003........    10.00        (0.09)          3.58           3.49           --
      CLASS C:
        Year ended 12/31/2004......................    12.61        (0.12)          2.21           2.09           --
        Period from 2/3/2003+ to 12/31/2003........    10.00        (0.10)          3.59           3.49           --
      CLASS K:
        Year ended 12/31/2004......................    12.68        (0.04)          2.24           2.20           --
        Period from 2/3/2003+ to 12/31/2003........    10.00        (0.03)          3.59           3.56           --
THE GUARDIAN ASSET ALLOCATION FUND
      CLASS A:
        Year ended 12/31/2004......................    10.63         0.16           0.88           1.04       $(0.24)
        Year ended 12/31/2003......................     8.45         0.14           2.20           2.34        (0.16)
        Year ended 12/31/2002......................    10.84         0.17          (2.38)         (2.21)       (0.18)
        Year ended 12/31/2001......................    13.00         0.30          (1.61)         (1.31)       (0.18)
        Year ended 12/31/2000......................    14.77         0.45          (0.29)          0.16        (0.44)
      CLASS B:
        Year ended 12/31/2004......................    10.57         0.06           0.87           0.93        (0.10)
        Year ended 12/31/2003......................     8.41         0.05           2.18           2.23        (0.07)
        Year ended 12/31/2002......................    10.77         0.09          (2.37)         (2.28)       (0.08)
        Year ended 12/31/2001......................    12.95         0.19          (1.59)         (1.40)       (0.11)
        Year ended 12/31/2000......................    14.72         0.32          (0.27)          0.05        (0.33)
      CLASS C:
        Year ended 12/31/2004......................    10.56         0.04           0.88           0.92        (0.07)
        Year ended 12/31/2003......................     8.39         0.02           2.19           2.21        (0.04)
        Year ended 12/31/2002......................    10.77         0.05          (2.38)         (2.33)       (0.05)
        Year ended 12/31/2001......................    12.94         0.17          (1.64)         (1.47)       (0.03)
        Period from 8/7/2000+ to 12/31/2000........    14.72         0.15          (0.78)         (0.63)       (0.23)
      CLASS K:
        Year ended 12/31/2004......................    10.60         0.11           0.89           1.00        (0.18)
        Year ended 12/31/2003......................     8.43         0.09           2.19           2.28        (0.11)
        Year ended 12/31/2002......................    10.82         0.13          (2.39)         (2.26)       (0.13)
        Period from 5/15/2001+ to 12/31/2001.......    12.06         0.11          (0.68)         (0.57)          --
THE GUARDIAN S&P 500 INDEX FUND
      CLASS A:
        Year ended 12/31/2004......................     7.63         0.12           0.66           0.78        (0.11)
        Year ended 12/31/2003......................     6.04         0.08           1.59           1.67        (0.08)
        Year ended 12/31/2002......................     7.90         0.10          (1.86)         (1.76)       (0.10)
        Year ended 12/31/2001......................     9.07         0.06          (1.17)         (1.11)       (0.06)
        Period from 7/25/2000+ to 12/31/2000.......    10.06         0.03          (0.99)         (0.96)       (0.03)
      CLASS B:
        Year ended 12/31/2004......................     7.62         0.06           0.66           0.72        (0.06)
        Year ended 12/31/2003......................     6.03         0.03           1.59           1.62        (0.03)
        Year ended 12/31/2002......................     7.88         0.02          (1.85)         (1.83)       (0.02)
        Year ended 12/31/2001......................     9.05         0.01          (1.18)         (1.17)       (0.00)++
        Period from 7/25/2000+ to 12/31/2000.......    10.06         0.00++        (1.01)         (1.01)          --
      CLASS C:
        Year ended 12/31/2004......................     7.61         0.06           0.66           0.72        (0.06)
        Year ended 12/31/2003......................     6.03         0.03           1.58           1.61        (0.03)
        Year ended 12/31/2002......................     7.88         0.02          (1.85)         (1.83)       (0.02)
        Year ended 12/31/2001......................     9.05         0.01          (1.17)         (1.16)       (0.01)
        Period from 7/25/2000+ to 12/31/2000.......    10.06         0.00++        (1.01)         (1.01)          --
      CLASS K:
        Year ended 12/31/2004......................     7.63         0.08           0.66           0.74        (0.08)
        Year ended 12/31/2003......................     6.04         0.06           1.59           1.65        (0.06)
        Year ended 12/31/2002......................     7.90         0.05          (1.86)         (1.81)       (0.05)
        Period from 5/15/2001+ to 12/31/2001.......     8.59         0.02          (0.69)         (0.67)       (0.02)

 + Commencement of operations.
++ Rounds to less than $0.01.
--------------------------------------------------------------------------------

 DISTRIBUTIONS
      FROM                                                              RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                             -----------------------------------------------------------------------------------
    GAIN ON                                                                                               NET
  INVESTMENTS      NET ASSET                 NET ASSETS,                      EXPENSES      GAAF      INVESTMENT
  AND FOREIGN       VALUE,                     END OF          EXPENSES       WAIVED/      GROSS     INCOME/(LOSS)   PORTFOLIO
CURRENCY RELATED    END OF      TOTAL          PERIOD         TO AVERAGE     SUBSIDIZED   EXPENSE     TO AVERAGE     TURNOVER
  TRANSACTIONS      PERIOD     RETURN*     (000'S OMITTED)   NET ASSETS(A)     BY GIS     RATIO(B)    NET ASSETS       RATE
------------------------------------------------------------------------------------------------------------------------------
     $(1.76)        $13.17      18.14%        $ 14,332           1.95%            --          --         (0.25)%        53%
      (0.88)         12.71      35.76 (c)       10,081           2.17(d)          --          --         (0.07)(d)      94
      (1.76)         12.94      17.22           11,652           2.71             --          --         (1.04)         53
      (0.88)         12.61      34.76 (c)        9,737           2.91(d)          --          --         (0.81)(d)      94
      (1.76)         12.94      17.22           11,095           2.72             --          --         (1.04)         53
      (0.88)         12.61      34.76 (c)        9,422           2.91(d)          --          --         (0.81)(d)      94
      (1.76)         13.12      18.01           11,807           2.07             --          --         (0.39)         53
      (0.88)         12.68      35.46 (c)        9,492           2.35(d)          --          --         (0.25)(d)      94
         --          11.43       9.84          111,486           0.41           0.76%       0.86%         1.30           0
         --          10.63      27.87          118,988           0.43           0.77        0.92(e)       1.25           0
         --           8.45     (20.64)         110,593           0.42           0.73        0.89(e)       1.60           4
      (0.67)         10.84     (10.23)         169,386           0.47           0.63        0.83(e)       2.44          51
      (1.49)         13.00       1.00          227,228           0.46           0.60        0.96(e)       3.07          11
         --          11.40       8.83           29,226           1.23           0.76        1.68          0.46           0
         --          10.57      26.65           32,863           1.27           0.77        1.75(e)       0.43           0
         --           8.41     (21.31)          29,064           1.25           0.73        1.71(e)       0.78           4
      (0.67)         10.77     (10.99)          44,813           1.28           0.63        1.64(e)       1.62          51
      (1.49)         12.95       0.26           51,024           1.28           0.60        1.76(e)       2.29          11
         --          11.41       8.68            8,431           1.42           0.76        1.87          0.35           0
         --          10.56      26.39            7,857           1.51           0.77        2.00(e)       0.19           0
         --           8.39     (21.70)           6,470           1.50           0.73        1.97(e)       0.58           4
      (0.67)         10.77     (11.48)           8,080           1.46           0.63        1.82(e)       1.43          51
      (0.92)         12.94      (4.18)(c)        8,544           1.49(d)        0.55(d)     1.93(d)(e)      2.61(d)     11
         --          11.42       9.51            9,293           0.68           0.76        1.13          1.13           0
         --          10.60      27.20            7,859           0.68           0.77        1.17(e)       1.04           0
         --           8.43     (21.05)           6,126           0.70           0.73        1.16(e)       1.39           4
      (0.67)         10.82      (4.85)(c)        7,619           0.75(d)        0.72(d)     1.16(d)(e)      1.57(d)     51
         --           8.30      10.30          145,072           0.53           0.18          --          1.50           1
         --           7.63      27.78          129,228           0.53           0.25          --          1.26           4
         --           6.04     (22.35)         100,129           0.53           0.13          --          1.03          10
         --           7.90     (12.25)         276,645           0.53           0.10          --          0.87           1
      (0.00)(f)       9.07      (9.53)(c)      167,487           0.53(d)        0.21(d)       --          0.71(d)        4
         --           8.28       9.40           13,394           1.28           0.45          --          0.75           1
         --           7.62      26.94           12,070           1.28           0.61          --          0.51           4
         --           6.03     (23.22)           8,472           1.28           0.52          --          0.33          10
         --           7.88     (12.87)           9,705           1.28           0.47          --          0.09           1
      (0.00)(f)       9.05     (10.00)(c)        7,677           1.28(d)        0.47(d)       --         (0.04)(d)       4
         --           8.27       9.41            9,842           1.28           0.49          --          0.74           1
         --           7.61      26.77            8,796           1.28           0.67          --          0.51           4
         --           6.03     (23.21)           6,175           1.28           0.57          --          0.33          10
         --           7.88     (12.87)           7,598           1.28           0.49          --          0.09           1
      (0.00)(f)       9.05     (10.00)(c)        7,296           1.28(d)        0.47(d)       --         (0.04)(d)       4
         --           8.29       9.72           10,244           0.93           0.16          --          1.13           1
         --           7.63      27.31            7,594           0.93           0.21          --          0.86           4
         --           6.04     (23.00)           5,722           0.93           0.10          --          0.68          10
         --           7.90      (7.76)(c)        7,383           0.93(d)        0.15(d)       --          0.47(d)        1

 *  Excludes the effect of sales load.
(a) After expenses subsidized by GIS and do not include the expenses of the underlying Funds.
(b) Amounts include the expenses of the underlying Funds.
(c) Not annualized.
(d) Annualized.
(e) Reflects adjustments made on prior years' expense waivers.
(f) Rounds to less than $0.01.
--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                               NET REALIZED
                                                                               & UNREALIZED
                                                                              GAIN/(LOSS) ON
                                                                               INVESTMENTS     INCREASE/
                                                     NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                      VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                     BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                     OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                     -----------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH
  FUND
      CLASS A:
        Year ended 12/31/2004......................   $11.43       $ 0.03         $ 1.83         $ 1.86       $(0.03)
        Year ended 12/31/2003......................     8.90         0.18           2.33           2.51        (0.01)
        Year ended 12/31/2002......................    11.09         0.06          (2.25)         (2.19)          --
        Year ended 12/31/2001......................    14.28         0.01          (3.20)         (3.19)          --
        Year ended 12/31/2000......................    23.36        (0.06)         (5.52)         (5.58)          --
      CLASS B:
        Year ended 12/31/2004......................    10.45        (0.29)          1.86           1.57           --
        Year ended 12/31/2003......................     8.22        (0.16)          2.36           2.20           --
        Year ended 12/31/2002......................    10.38        (0.19)         (1.97)         (2.16)          --
        Year ended 12/31/2001......................    13.54        (0.20)         (2.96)         (3.16)          --
        Year ended 12/31/2000......................    22.61        (0.11)         (5.46)         (5.57)          --
      CLASS C:
        Year ended 12/31/2004......................    10.47        (0.08)          1.67           1.59           --
        Year ended 12/31/2003......................     8.24        (0.08)          2.28           2.20           --
        Year ended 12/31/2002......................    10.40        (0.09)         (2.07)         (2.16)          --
        Year ended 12/31/2001......................    13.55        (0.12)         (3.03)         (3.15)          --
        Period from 8/7/2000+ to 12/31/2000........    19.19        (0.09)         (2.20)         (2.29)          --
      CLASS K:
        Year ended 12/31/2004......................    11.24         0.00++         1.82           1.82           --
        Year ended 12/31/2003......................     8.76         0.00++         2.45           2.45           --
        Year ended 12/31/2002......................    10.94         0.00++        (2.18)         (2.18)          --
        Period from 5/15/2001+ to 12/31/2001.......    12.96        (0.04)         (1.98)         (2.02)          --
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
      CLASS A:
        Year ended 12/31/2004......................    12.39         0.05           2.85           2.90        (0.03)
        Year ended 12/31/2003......................     8.07         0.05           4.27           4.32           --
        Year ended 12/31/2002......................     8.45         0.01          (0.39)         (0.38)          --
        Year ended 12/31/2001......................     8.31         0.01           0.13           0.14           --
        Year ended 12/31/2000......................    11.13        (0.55)         (2.05)         (2.60)       (0.22)
      CLASS B:
        Year ended 12/31/2004......................    11.44        (0.05)          2.59           2.54           --
        Year ended 12/31/2003......................     7.55        (0.04)          3.93           3.89           --
        Year ended 12/31/2002......................     7.98        (0.10)         (0.33)         (0.43)          --
        Year ended 12/31/2001......................     7.97        (0.10)          0.11           0.01           --
        Year ended 12/31/2000......................    10.65         0.08          (2.76)         (2.68)          --
      CLASS C:
        Year ended 12/31/2004......................    11.47        (0.06)          2.61           2.55           --
        Year ended 12/31/2003......................     7.56        (0.04)          3.95           3.91           --
        Year ended 12/31/2002......................     8.00        (0.09)         (0.35)         (0.44)          --
        Year ended 12/31/2001......................     7.98        (0.09)          0.11           0.02           --
        Period from 8/7/2000+ to 12/31/2000........     9.92        (0.08)         (1.86)         (1.94)          --
      CLASS K:
        Year ended 12/31/2004......................    12.19         0.01           2.79           2.80        (0.01)
        Year ended 12/31/2003......................     7.97         0.03           4.19           4.22           --
        Year ended 12/31/2002......................     8.36        (0.03)         (0.36)         (0.39)          --
        Period from 5/15/2001+ to 12/31/2001.......     8.35        (0.06)          0.07           0.01           --

 + Commencement of operations.
++ Rounds to less than $0.01.
--------------------------------------------------------------------------------

 DISTRIBUTIONS
      FROM                                                                               RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                                                          -----------------------------------------------------------
    GAIN ON                                                                                                    NET
  INVESTMENTS                                NET ASSET                    NET ASSETS,                      INVESTMENT
  AND FOREIGN                                 VALUE,                        END OF          EXPENSES      INCOME/(LOSS)   PORTFOLIO
CURRENCY RELATED   REDEMPTION   TAX RETURN    END OF           TOTAL        PERIOD         TO AVERAGE      TO AVERAGE     TURNOVER
  TRANSACTIONS        FEES      OF CAPITAL    PERIOD          RETURN*   (000'S OMITTED)    NET ASSETS      NET ASSETS       RATE
-----------------------------------------------------------------------------------------------------------------------------------
         --          $0.00(a)         --      $13.26           16.34%       $35,106           1.94%            0.13%          24%
         --           0.03            --       11.43           28.57         32,126           1.93             0.50           44
         --             --            --        8.90          (19.75)        47,948           1.62             0.29           45
         --             --            --       11.09          (22.34)        80,856           1.53             0.06           63
     $(3.26)            --        $(0.24)      14.28          (23.81)        94,482           1.45            (0.29)          78
         --           0.00(a)         --       12.02           15.02          6,307           3.08            (0.98)          24
         --           0.03            --       10.45           27.13          6,535           3.19            (1.00)          44
         --             --            --        8.22          (20.81)         5,598           2.87            (0.98)          45
         --             --            --       10.38          (23.34)         8,228           2.62            (1.05)          63
      (3.26)            --         (0.24)      13.54          (24.56)        12,747           2.43            (1.27)          78
         --           0.00(a)         --       12.06           15.19          6,687           2.95            (0.89)          24
         --           0.03            --       10.47           27.06          5,546           3.10            (0.93)          44
         --             --            --        8.24          (20.77)         4,381           2.85            (0.99)          45
         --             --            --       10.40          (23.25)         5,530           2.60            (1.04)          63
      (3.11)            --         (0.24)      13.55          (11.72)(b)       7,208          2.51(c)         (1.52)(c)       78
         --           0.00(a)         --       13.06           16.19          8,792           2.04             0.00(a)        24
         --           0.03            --       11.24           28.31          6,979           2.13             0.04           44
         --             --            --        8.76          (19.93)         5,407           1.86             0.01           45
         --             --            --       10.94          (15.59)(b)       6,753          1.84(c)         (0.60)(c)       63
      (0.59)          0.00(a)         --       14.67           23.53         61,975           1.88             0.42           71
         --             --            --       12.39           53.53         43,561           2.10             0.57           74
         --             --            --        8.07           (4.50)        27,356           2.10            (0.04)          81
         --             --            --        8.45            1.68         19,777           2.39            (0.19)         101
         --             --            --        8.31          (23.88)        18,439           2.18            (0.86)         101
      (0.59)          0.00(a)         --       13.39           22.28         12,138           2.90            (0.58)          71
         --             --            --       11.44           51.52          9,389           3.20            (0.54)          74
         --             --            --        7.55           (5.39)         5,965           3.21            (1.16)          81
         --             --            --        7.98            0.13          6,023           3.51            (1.28)         101
         --             --            --        7.97          (25.16)         6,105           3.79            (2.54)         101
      (0.59)          0.00(a)         --       13.43           22.30         12,291           2.85            (0.55)          71
         --             --            --       11.47           51.72          9,540           3.17            (0.51)          74
         --             --            --        7.56           (5.50)         6,306           3.12            (1.08)          81
         --             --            --        8.00            0.25          6,486           3.34            (1.12)         101
         --             --            --        7.98          (19.56)(b)       6,466          3.49(c)         (2.31)(c)      101
      (0.59)          0.00(a)         --       14.39           23.16         15,202           2.19             0.12           71
         --             --            --       12.19           52.95         11,803           2.38             0.29           74
         --             --            --        7.97           (4.67)         7,685           2.36            (0.32)          81
         --             --            --        8.36            0.12(b)       8,020           2.63(c)         (1.23)(c)      101

 *  Excludes the effect of sales load.
(a) Rounds to less than $0.01.
(b) Not annualized.
(c) Annualized.
--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                               NET REALIZED
                                                                               & UNREALIZED
                                                                              GAIN/(LOSS) ON
                                                                               INVESTMENTS     INCREASE/
                                                     NET ASSET                 AND FOREIGN     (DECREASE)   DIVIDENDS
                                                      VALUE,        NET          CURRENCY         FROM       FROM NET
                                                     BEGINNING   INVESTMENT      RELATED       INVESTMENT   INVESTMENT
                                                     OF PERIOD     INCOME      TRANSACTIONS    OPERATIONS     INCOME
                                                     -----------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND
      CLASS A:
        Year ended 12/31/2004......................   $10.09       $0.38          $ 0.03         $ 0.41       $(0.38)
        Year ended 12/31/2003......................    10.28        0.35            0.11           0.46        (0.35)
        Year ended 12/31/2002......................     9.86        0.44            0.45           0.89        (0.44)
        Year ended 12/31/2001......................     9.61        0.50            0.30           0.80        (0.50)
        Year ended 12/31/2000......................     9.33        0.60            0.28           0.88        (0.60)
      CLASS B:
        Year ended 12/31/2004......................    10.09        0.30            0.02           0.32        (0.30)
        Year ended 12/31/2003......................    10.28        0.27            0.11           0.38        (0.27)
        Year ended 12/31/2002......................     9.86        0.37            0.45           0.82        (0.37)
        Year ended 12/31/2001......................     9.60        0.43            0.31           0.74        (0.43)
        Period from 8/7/2000+ to 12/31/2000........     9.41        0.22            0.19           0.41        (0.22)
      CLASS C:
        Year ended 12/31/2004......................    10.09        0.30            0.02           0.32        (0.30)
        Year ended 12/31/2003......................    10.28        0.27            0.11           0.38        (0.27)
        Year ended 12/31/2002......................     9.86        0.37            0.45           0.82        (0.37)
        Year ended 12/31/2001......................     9.60        0.43            0.31           0.74        (0.43)
        Period from 8/7/2000+ to 12/31/2000........     9.41        0.22            0.19           0.41        (0.22)
      CLASS K:
        Year ended 12/31/2004......................    10.10        0.34            0.03           0.37        (0.34)
        Year ended 12/31/2003......................    10.29        0.31            0.11           0.42        (0.31)
        Year ended 12/31/2002......................     9.87        0.40            0.45           0.85        (0.40)
        Period from 5/15/2001+ to 12/31/2001.......     9.68        0.28            0.24           0.52        (0.28)
THE GUARDIAN LOW DURATION BOND FUND
      CLASS A:
        Year ended 12/31/2004......................    10.02        0.23           (0.09)          0.14        (0.23)
        Period from 7/30/2003+ to 12/31/2003.......    10.00        0.08            0.02           0.10        (0.08)
      CLASS B:
        Year ended 12/31/2004......................    10.02        0.15           (0.09)          0.06        (0.15)
        Period from 7/30/2003+ to 12/31/2003.......    10.00        0.05            0.02           0.07        (0.05)
      CLASS C:
        Year ended 12/31/2004......................    10.02        0.15           (0.09)          0.06        (0.15)
        Period from 7/30/2003+ to 12/31/2003.......    10.00        0.05            0.02           0.07        (0.05)
      CLASS K:
        Year ended 12/31/2004......................    10.02        0.19           (0.09)          0.10        (0.19)
        Period from 7/30/2003+ to 12/31/2003.......    10.00        0.06            0.02           0.08        (0.06)
THE GUARDIAN HIGH YIELD BOND FUND
      CLASS A:
        Year ended 12/31/2004......................     7.45        0.52            0.13           0.65        (0.52)
        Year ended 12/31/2003......................     6.69        0.54            0.76           1.30        (0.54)
        Year ended 12/31/2002......................     7.19        0.55           (0.50)          0.05        (0.55)
        Year ended 12/31/2001......................     7.66        0.69           (0.47)          0.22        (0.69)
        Year ended 12/31/2000......................     8.98        0.77           (1.32)         (0.55)       (0.77)
      CLASS B:
        Year ended 12/31/2004......................     7.45        0.47            0.12           0.59        (0.47)
        Year ended 12/31/2003......................     6.69        0.48            0.76           1.24        (0.48)
        Year ended 12/31/2002......................     7.18        0.50           (0.49)          0.01        (0.50)
        Year ended 12/31/2001......................     7.66        0.64           (0.48)          0.16        (0.64)
        Year ended 12/31/2000......................     8.97        0.68           (1.31)         (0.63)       (0.68)
      CLASS C:
        Year ended 12/31/2004......................     7.45        0.47            0.12           0.59        (0.47)
        Year ended 12/31/2003......................     6.69        0.48            0.76           1.24        (0.48)
        Year ended 12/31/2002......................     7.18        0.50           (0.49)          0.01        (0.50)
        Year ended 12/31/2001......................     7.65        0.64           (0.47)          0.17        (0.64)
        Period from 8/7/2000+ to 12/31/2000........     8.47        0.28           (0.82)         (0.54)       (0.28)
      CLASS K:
        Year ended 12/31/2004......................     7.45        0.49            0.13           0.62        (0.49)
        Year ended 12/31/2003......................     6.69        0.51            0.76           1.27        (0.51)
        Year ended 12/31/2002......................     7.19        0.53           (0.50)          0.03        (0.53)
        Period from 5/15/2001+ to 12/31/2001.......     7.68        0.39           (0.49)         (0.10)       (0.39)

 + Commencement of operations.
--------------------------------------------------------------------------------

 DISTRIBUTIONS
      FROM                                                  RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                                         -----------------------------------
    GAIN ON
  INVESTMENTS                   NET ASSET                NET ASSETS,            NET
  AND FOREIGN                    VALUE,                    END OF             EXPENSES
CURRENCY RELATED   REDEMPTION    END OF      TOTAL         PERIOD            TO AVERAGE
  TRANSACTIONS        FEES       PERIOD     RETURN*    (000'S OMITTED)    NET ASSETS(A)(B)
------------------------------------------------------------------------------------------
     $(0.10)            --       $10.02       4.10%       $105,131              0.85%
      (0.30)            --        10.09       4.53         143,536              0.85
      (0.03)            --        10.28       9.25         170,658              0.85
      (0.05)            --         9.86       8.55         144,900              0.86
         --             --         9.61       9.81         124,805              0.85
      (0.10)            --        10.01       3.22          16,685              1.60
      (0.30)            --        10.09       3.75          18,374              1.60
      (0.03)            --        10.28       8.43          19,308              1.60
      (0.05)            --         9.86       7.86          13,036              1.61
         --             --         9.60       4.40 (c)       8,493              1.60(d)
      (0.10)            --        10.01       3.22          11,422              1.60
      (0.30)            --        10.09       3.75          11,206              1.60
      (0.03)            --        10.28       8.44          10,753              1.60
      (0.05)            --         9.86       7.85           9,090              1.61
         --             --         9.60       4.39 (c)       8,356              1.60(d)
      (0.10)            --        10.03       3.69          11,004              1.25
      (0.30)            --        10.10       4.11           9,820              1.25
      (0.03)            --        10.29       8.81           9,213              1.25
      (0.05)            --         9.87       5.43 (c)       8,436              1.26(d)
         --             --         9.93       1.36           9,487              0.80
         --             --        10.02       0.99 (c)       8,457              0.80(d)
         --             --         9.93       0.61           8,695              1.55
         --             --        10.02       0.67 (c)       7,743              1.55(d)
         --             --         9.93       0.61           7,817              1.55
         --             --        10.02       0.67 (c)       7,611              1.55(d)
         --             --         9.93       0.96           7,718              1.20
         --             --        10.02       0.82 (c)       7,565              1.20(d)
         --          $0.00(e)      7.58       9.15          57,250              0.85
         --             --         7.45      20.11          42,589              0.85
         --             --         6.69       0.96          33,894              0.85
         --             --         7.19       2.87          33,797              0.85
         --             --         7.66      (6.53)         38,646              0.85
         --           0.00(e)      7.57       8.20          10,013              1.60
         --             --         7.45      19.22          10,018              1.60
         --             --         6.69       0.35           8,336              1.60
         --             --         7.18       1.96           8,182              1.60
         --             --         7.66      (7.32)          7,567              1.74
         --           0.00(e)      7.57       8.20          10,110              1.60
         --             --         7.45      19.22           9,316              1.60
         --             --         6.69       0.35           7,710              1.60
         --             --         7.18       2.09           7,657              1.60
         --             --         7.65      (6.42)(c)       7,491              1.60(d)
         --           0.00(e)      7.58       8.72          10,734              1.25
         --             --         7.45      19.63           9,581              1.25
         --             --         6.69       0.55           7,944              1.25
         --             --         7.19      (1.31)(c)       7,893              1.25(d)


                RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------
     EXPENSES                        NET
    (EXCLUDING                    INVESTMENT
INTEREST EXPENSE)     EXPENSES      INCOME     PORTFOLIO
    TO AVERAGE       SUBSIDIZED   TO AVERAGE   TURNOVER
  NET ASSETS(A)        BY GIS     NET ASSETS     RATE
--------------------------------------------------------
       0.85%            0.13%        3.74%        233%
       0.85             0.11         3.40         257
       0.85             0.08         4.37         275
       0.85             0.09         5.11         414
       0.85             0.09         6.41         344
       1.60             0.28         2.99         233
       1.60             0.27         2.65         257
       1.60             0.27         3.58         275
       1.60             0.31         4.31         414
       1.60(d)          0.34(d)      5.78(d)      344
       1.60             0.33         2.99         233
       1.60             0.35         2.66         257
       1.60             0.36         3.64         275
       1.60             0.36         4.36         414
       1.60(d)          0.34(d)      5.78(d)      344
       1.25             0.06         3.34         233
       1.25             0.05         3.00         257
       1.25             0.03         4.00         275
       1.25(d)          0.08(d)      4.48(d)      414
         --             0.69         2.25          68
         --             1.20(d)      1.87(d)       97
         --             0.70         1.51          68
         --             1.20(d)      1.11(d)       97
         --             0.73         1.51          68
         --             1.21(d)      1.11(d)       97
         --             0.39         1.86          68
         --             0.97(d)      1.46(d)       97
         --             0.34         7.00          95
         --             0.42         7.59         153
         --             0.45         8.17          69
         --             0.47         9.21         141
         --             0.38         9.03         163
         --             0.62         6.30          95
         --             0.72         6.85         153
         --             0.77         7.42          69
         --             0.78         8.42         141
         --             0.77         8.37         163
         --             0.59         6.29          95
         --             0.71         6.85         153
         --             0.77         7.42          69
         --             0.71         8.43         141
         --             0.63(d)      8.74(d)      163
         --             0.28         6.64          95
         --             0.33         7.20         153
         --             0.35         7.77          69
         --             0.41(d)      8.36(d)      141

 *  Excludes the effect of sales load.
(a) After expenses subsidized by GIS.
(b) Expense ratio includes interest expense associated with reverse repurchase agreements.
(c) Not annualized.
(d) Annualized.
(e) Rounds to less than $0.01.
--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                               NET REALIZED
                                                                               & UNREALIZED
                                                                              GAIN/(LOSS) ON
                                                                               INVESTMENTS     INCREASE/
                                                     NET ASSET                 AND FOREIGN     (DECREASE)   DIVIDENDS
                                                      VALUE,        NET          CURRENCY         FROM       FROM NET
                                                     BEGINNING   INVESTMENT      RELATED       INVESTMENT   INVESTMENT
                                                     OF PERIOD     INCOME      TRANSACTIONS    OPERATIONS     INCOME
                                                     -----------------------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND
      CLASS A:
        Year ended 12/31/2004......................   $10.31       $ 0.36         $0.08          $0.44       $ (0.36)
        Year ended 12/31/2003......................    10.51         0.37          0.18           0.55         (0.37)
        Year ended 12/31/2002......................    10.09         0.40          0.61           1.01         (0.40)
        Year ended 12/31/2001......................    10.10         0.41          0.06           0.47         (0.41)
        Year ended 12/31/2000......................     9.40         0.43          0.70           1.13         (0.43)
      CLASS C:
        Year ended 12/31/2004......................    10.31         0.28          0.08           0.36         (0.28)
        Year ended 12/31/2003......................    10.51         0.29          0.18           0.47         (0.29)
        Year ended 12/31/2002......................    10.09         0.32          0.61           0.93         (0.32)
        Year ended 12/31/2001......................    10.10         0.34          0.06           0.40         (0.34)
        Period from 8/7/2000+ to 12/31/2000........     9.77         0.14          0.33           0.47         (0.14)
THE GUARDIAN CASH MANAGEMENT FUND
      CLASS A:
        Year ended 12/31/2004......................    1.000        0.006            --             --        (0.006)
        Year ended 12/31/2003......................    1.000        0.004            --             --        (0.004)
        Year ended 12/31/2002......................    1.000        0.009            --             --        (0.009)
        Year ended 12/31/2001......................    1.000        0.032            --             --        (0.032)
        Year ended 12/31/2000......................    1.000        0.056            --             --        (0.056)
      CLASS B:
        Year ended 12/31/2004......................    1.000        0.006            --             --        (0.006)
        Year ended 12/31/2003......................    1.000        0.002            --             --        (0.002)
        Year ended 12/31/2002......................    1.000        0.002            --             --        (0.002)
        Year ended 12/31/2001......................    1.000        0.025            --             --        (0.025)
        Year ended 12/31/2000......................    1.000        0.052            --             --        (0.052)
      CLASS C:
        Year ended 12/31/2004......................    1.000        0.006            --             --        (0.006)
        Year ended 12/31/2003......................    1.000        0.002            --             --        (0.002)
        Year ended 12/31/2002......................    1.000        0.002            --             --        (0.002)
        Year ended 12/31/2001......................    1.000        0.025            --             --        (0.025)
        Period from 8/7/2000+ to 12/31/2000........    1.000        0.020            --             --        (0.020)
      CLASS K:
        Year ended 12/31/2004......................    1.000        0.005            --             --        (0.005)
        Year ended 12/31/2003......................    1.000        0.002            --             --        (0.002)
        Year ended 12/31/2002......................    1.000        0.005            --             --        (0.005)
        Period from 5/15/2001+ to 12/31/2001.......    1.000        0.013            --             --        (0.013)

 + Commencement of operations.
--------------------------------------------------------------------------------

 DISTRIBUTIONS
      FROM                                                       RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                            ----------------------------------------------------------------------
    GAIN ON                                                                                  NET
  INVESTMENTS      NET ASSET                NET ASSETS,           NET                     INVESTMENT
  AND FOREIGN       VALUE,                    END OF           EXPENSES       EXPENSES      INCOME     PORTFOLIO
CURRENCY RELATED    END OF      TOTAL         PERIOD          TO AVERAGE     SUBSIDIZED   TO AVERAGE   TURNOVER
  TRANSACTIONS      PERIOD     RETURN*    (000'S OMITTED)    NET ASSETS(A)     BY GIS     NET ASSETS     RATE
----------------------------------------------------------------------------------------------------------------
     $(0.20)        $10.19       4.38%       $ 82,118            0.87%(c)       0.09%        3.49%        161%
      (0.38)         10.31       5.34          80,025            0.89(c)        0.09         3.52          68
      (0.19)         10.51      10.20         113,852            0.87(c)        0.06         3.85          99
      (0.07)         10.09       4.78         107,676            0.91(c)        0.09         4.03         181
         --          10.10      12.29          97,185            0.88(c)        0.07         4.43         124
      (0.20)         10.19       3.60          10,704            1.62(c)        0.33         2.74         161
      (0.38)         10.31       4.54          10,553            1.64(c)        0.36         2.77          68
      (0.19)         10.51       9.37           9,741            1.62(c)        0.37         3.11          99
      (0.07)         10.09       3.99           8,783            1.66(c)        0.37         3.28         181
         --          10.10       4.87(b)        8,391            1.65(c)(d)     0.31(d)      3.62(d)      124
         --          1.000       0.57         442,109            0.85           0.04         0.55          --
         --          1.000       0.37         529,321            0.85           0.05         0.38          --
         --          1.000       0.95         658,159            0.85           0.02         0.94          --
         --          1.000       3.27         606,045            0.85           0.04         3.13          --
         --          1.000       5.69         462,183            0.85           0.07         5.57          --
         --          1.000       0.57           8,144            0.85           0.99         0.53          --
         --          1.000       0.21          12,498            1.03(e)        0.73(e)      0.21          --
         --          1.000       0.23          18,485            1.57(e)        0.16(e)      0.22          --
         --          1.000       2.48          15,685            1.60           0.12         2.37          --
         --          1.000       5.34          11,860            1.14           0.63         5.25          --
         --          1.000       0.57           8,626            0.85           0.80         0.57          --
         --          1.000       0.21           9,086            1.02(e)        0.63(e)      0.21          --
         --          1.000       0.22           9,330            1.57(e)        0.06(e)      0.22          --
         --          1.000       2.48           8,492            1.60           0.04         2.47          --
         --          1.000       2.03(b)        8,193            1.60(d)        0.13(d)      5.06(d)       --
         --          1.000       0.47          10,424            0.95           0.30         0.48          --
         --          1.000       0.18           9,682            1.25             --         0.18          --
         --          1.000       0.55           8,500            1.25             --         0.54          --
         --          1.000       1.26(b)        8,125            1.25(d)        0.01(d)      1.99(d)       --

 *  Excludes the effect of sales load.
(a) After expenses subsidized by GIS.
(b) Not annualized.
(c) Before offset of custody credits. Including the custody credits in Class A, the expense ratio is 0.85% for 2000, 2001, 2002, 2003 and 2004; in Class C the expense ratio is 1.60% for 2000, 2001, 2002, 2003 and 2004.
(d) Annualized.
(e) Revised to reflect additional subsidies to maintain a minium yield threshold.
--------------------------------------------------------------------------------

/ /  The Park Avenue Portfolio

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND SHAREHOLDERS

THE PARK AVENUE PORTFOLIO

     We have audited the accompanying statements of assets and liabilities of The Park Avenue Portfolio (comprising, respectively, The Guardian Park Avenue Fund, The Guardian UBS Large Cap Value Fund, The Guardian Park Avenue Small Cap Fund, The Guardian UBS Small Cap Value Fund, The Guardian Asset Allocation Fund, The Guardian S&P 500 Index Fund, The Guardian Baillie Gifford International Growth Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Investment Quality Bond Fund, The Guardian Low Duration Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, and The Guardian Cash Management Fund) (the "Portfolio"), including the schedules of investments, as of December 31, 2004, and the related statements of operations (and cash flows for The Guardian Investment Quality Bond Fund) for the year then ended, the statements of changes in net assets for each of the periods in the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Park Avenue Portfolio at December 31, 2004, the results of their operations (and cash flows for The Guardian Investment Quality Bond Fund) for the year then ended, the changes in their net assets for each of the periods in the two years then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                      (This page intentionally left blank)

- TRUSTEES

  Dennis J. Manning, CLU, ChFC
  Frank J. Fabozzi, Ph.D.
  Arthur V. Ferrara, CLU
  Leo R. Futia, CLU
  Anne M. Goggin, Esq.
  William W. Hewitt, Jr.
  Sidney I. Lirtzman, Ph.D.
  Carl W. Schafer
  Robert G. Smith, Ph.D.

- OFFICERS

  Thomas G. Sorell
  Joseph A. Caruso
  Howard W. Chin
  Robert J. Crimmins, Jr.
  Richard A. Cumiskey
  Richard A. Goldman
  Alexander M. Grant, Jr.
  Edward H. Hocknell
  Jonathan C. Jankus
  Stewart M. Johnson
  Peter J. Liebst
  R. Robin Menzies
  Nydia Morrison
  Karen L. Olvany
  Frank L. Pepe
  Richard T. Potter, Jr.
  Robert A. Reale
  Donald P. Sullivan, Jr.
  Gregory L. Tuorto
  Mathew P. Ziehl

- INVESTMENT ADVISER & DISTRIBUTOR

  Guardian Investor Services LLC
  7 Hanover Square
  New York, New York 10004

- CUSTODIAN OF ASSETS

  State Street Bank and Trust Company
  Custody Division
  1776 Heritage Drive
  North Quincy, Massachusetts 02171

- SHAREHOLDER SERVICING AGENT, TRANSFER AGENT &
  DIVIDEND PAYING AGENT FOR STATE STREET BANK AND
  TRUST COMPANY

  Boston Financial Data Services
  Post Office Box 219611
  Kansas City, Missouri 64121-9611

- INDEPENDENT AUDITORS

  Ernst & Young LLP
  200 Clarendon Street
  Boston, MA 02116

[GUARDIAN LOGO]

Guardian Investor Services LLC
7 Hanover Square
New York, New York 10004
- PROXY VOTING POLICIES AND PROCEDURES:

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, is available without charge upon request by logging on to www.guardianinvestor.com or the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

- FORM N-Q:

  The Park Avenue Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on the Form N-Q. The Portfolio's Form N-Q is available on the SEC's Internet site at www.sec.gov, and can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

- CODE OF ETHICS:

  The Park Avenue Portfolio has adopted a code of ethics for its Principal Executive Officer and Principal Financial Officers (the "Code"). The purpose of the Code is to promote, among other things: honest and ethical conduct, including the handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents filed with the SEC; and compliance with applicable laws and regulations. A copy of the Code has been filed with the SEC on Form N-CSR and can be obtained on the SEC's website at www.sec.gov.

Copies of the above can also be obtained free of charge by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, the National Credit Union Association or any other agency. They involve investment risk, including possible loss of principal amount invested.

This report is submitted for the general information of the shareholders of The Park Avenue Portfolio family of mutual funds. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO THE PUBLIC UNLESS ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE FUNDS WHICH COMPRISE THE PARK AVENUE PORTFOLIO. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION, INCLUDING FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, FEES AND CHARGES OF THE INVESTMENT COMPANY CAREFULLY BEFORE INVESTING. FOR AN ADDITIONAL PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL GUARDIAN INVESTOR SERVICES LLC AT 800-221-3253.

[GUARDIAN LOGO]


GUARDIAN INVESTOR SERVICES LLC
7 Hanover Square
New York, New York 10004

EB 011566 (12/04)

PRSRT STANDARD
U.S. POSTAGE PAID
BOWNE FULFILLMENT SOLUTIONS

EB 011566 ADP (12/04)

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code"). A copy of the Code is filed as an exhibit to this Form N-CSR. There were no substantive amendments made to the Code, nor were there any waivers granted under the Code, during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board of Directors/Trustees has determined that Robert G. Smith qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Dr. Smith serves as Chairman of the registrant's audit committee and is considered "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows: 2004 - (a) Audit Fees $249,218; (c) Tax Fees $73,832; 2003 - (a)
Audit Fees $239,315; (c) Tax Fees $72,000.

Audit Fees include amounts related to the audit and report on the registrant's annual financial statements. Tax fees include amounts related to tax compliance services.

(e)(1) Pursuant to the Audit Committee charter, the Audit Committee of the Board is responsible for pre- approving any engagement of the Registrant's accountant to provide any non-prohibited services to the Registrant, including the fees and other compensation to be paid to the accountant. The Chairman of the Audit Committee may grant the pre-approval of services to the Registrant for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The Audit Committee of the Board is responsible for pre-approving any engagement of the Registrant's accountant, including the fees and other compensation to be paid to the accountant, to provide any non- audit services to the Registrant's investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant. The Chairman of the Audit Committee may pre-approve non-audit services, which are not prohibited, to the adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant). All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) No services described in paragraph (b) - (d) of Item 4, were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) Not Applicable.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant's certifying officers have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's certifying officers are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's certifying officers, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(a)(3) Not applicable.

(b) A certification by the registrant's certifying officers, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Park Avenue Portfolio

By: /s/ Thomas G. Sorell
    ----------------------------
    Thomas G. Sorell
    President of
    The Park Avenue Portfolio

Date: March 4, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas G. Sorell
    ----------------------------
    Thomas G. Sorell
    President of
    The Park Avenue Portfolio

Date: March 4, 2005

By: /s/ Frank L. Pepe
    ----------------------------
    Frank L. Pepe
    Vice President and Treasurer of
    The Park Avenue Portfolio

Date: March 4, 2005